Registration Nos. 333-222952

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT No. 1

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 3

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or
☒	on May 1, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i), or
☐	on pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 19, 2019.

May 1, 2019	Securities Act of 1933 File No. 333-222952

PROSPECTUS FOR FLEXIBLE SOLUTIONS® VUL (2018)

Issued by The Guardian Insurance & Annuity Company, Inc. through

The Guardian Separate Account N

7 Hanover Square, New York, New York 10004

Flexible Solutions® VUL (2018) (Flexible Solutions VUL) (the Policy or Policies) is an individual variable universal life (VUL) insurance policy with an index-linked interest option, offered through Separate Account N (the Separate Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC). It offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options. You also bear the risk that declines in an Index could result in little or no interest being credited to your allocations to the indexed option. Neither the Policy nor the indexed option represents an investment in the stock market or any securities index. You can also allocate Net Premiums and Policy Account Value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option.

Any guarantees under the Policy or riders that exceed the value of your interest in the Separate Account are paid from our general account and not from the Separate Account. See Your Allocation Options: The Variable Investment Options: The Separate Account. Therefore, any amounts that we pay under the Policy in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

The following variable investment options are available through this product.

AllianceBernstein L.P.

AB Variable Products Series Fund, Inc. (Class B Shares)

AB VPS Growth and Income Portfolio

AB VPS Large Cap Growth Portfolio

American Century Investment Management, Inc.

American Century Variable Portfolios II Inc.
(Class 2 Shares)

American Century VP Mid Cap Value Fund

Amundi Pioneer Investment Management, Inc.
Pioneer Variable Contracts Trust (Class II Shares)

Pioneer Equity Income VCT Portfolio

Columbia Management Investment Advisers, LLC

Columbia Funds Variable Insurance Trust
(Class 2 Shares)

Columbia Variable Portfolio – Small Cap Value Fund

Davis Selected Advisers, LP

Davis Variable Account Fund, Inc.

Davis Financial Portfolio

Davis Real Estate Portfolio

Fidelity Management & Research Company
Fidelity Variable Insurance Products Trust

(Service Class 2 Shares)

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity VIP Government Money Market Portfolio

Fidelity Management & Research Company
Fidelity Variable Insurance Products Trust
(Initial Class Shares)

Fidelity VIP Index 500 Portfolio

Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Managed Volatility Fund

Ivy Investment Management Company

Ivy Variable Insurance Portfolios (Class II Shares)

Ivy VIP Mid Cap Growth

Janus Capital Management LLC

Janus Aspen Series (Service Shares)

Janus Henderson Enterprise Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Research Portfolio

Massachusetts Financial Services Company
MFS Variable Insurance Trust
(Service Class Shares)

MFS® Growth Series

MFS® Investors Trust Series

MFS® New Discovery Series

MFS® Research Series

MFS® Total Return Series

PIMCO
PIMCO Variable Insurance Trust
(Advisor Class Shares)

PIMCO Total Return Portfolio

Putnam Investment Management, LLC

Putnam Variable Trust (Class IB)

Putnam VT Multi-Cap Core Fund

Templeton Investment Counsel, LLC
Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

Templeton Foreign VIP Fund

Victory Capital Management Inc.

Victory Sophus Emerging Markets VIP Series

Victory High Yield VIP Series

Victory RS International VIP Series

Victory INCORE Investment Quality Bond VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory RS Small Cap Growth Equity VIP Series

This prospectus sets forth information that you should know about the Policy before investing. Please retain it for future reference. It must be accompanied by the current prospectuses for the foregoing variable investment options.

Please read these prospectuses carefully before investing.

The Policy, indexed option and fixed-rate option have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. The Guardian Insurance & Annuity Company, Inc. (GIAC) does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Park Avenue Securities LLC (PAS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives who are registered with the Financial Industry Regulatory Authority (FINRA) and with the states in which they do business. PAS is a wholly owned subsidiary of GIAC. More information about PAS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of the Policy, including policy benefits and risks. It is qualified by the detailed explanation which follows the summary. A prospective purchaser should evaluate the need for life insurance and the Policy’s long term investment potential before buying a Policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Policy. Variable life insurance is not a short-term investment.

Please also note that provisions of the Policy may differ depending on the state of issue. We have endeavored to identify any such provisions below and where applicable throughout this Prospectus.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments and cash value among the variable investment options, a fixed-rate option and an indexed option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your Policy may increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable investment options. You also bear the risk that declines in an Index could result in little or no interest being credited to your allocations to the indexed option for a prolonged period of time, and you may need to increase the premiums you pay in order to keep the Policy in force. The Policy has no guaranteed cash value. The Policy is not suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose offer optional benefits in addition to the death benefit.

Death Benefits

Generally, you have a choice of three death benefit options with this Policy:

•	under Option 1, the death benefit is a fixed amount, your Policy’s Face Amount.

•

under Option 2, the death benefit is a variable amount that is made up of your Policy’s Face Amount and the values attributable to your allocation options held in your Policy, your Policy Account Value. Your Policy Account Value can change depending on the performance of the investments held in your Policy.

•

under Option 3, the death benefit is your Policy’s Face Amount plus the sum of your Net Accumulated Premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

Within certain limits, you can change your Policy’s death benefit option on or after the first Policy Anniversary and as long as the insured is still living, until the Policy Anniversary closest to the insured’s 121st birthday. At the insured’s Attained Age 121, the death benefit option will automatically be changed to Option 1. See “Death Benefit Options.”

Additional Sum Insured

You may purchase an Additional Sum Insured when the Policy is issued. The Additional Sum Insured will be part of your Policy’s Face Amount until the insured’s Attained Age 100 at which time this coverage terminates. See “Benefits and Policy Values.”

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc. (GIAC), and you and your refer to the policyowner.

You can find definitions of special terms used in this prospectus in Appendix A. Special terms used in connection with the indexed option can be found in “The Indexed Option.”

Benefits

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. Life insurance may also provide certain tax benefits.

SUMMARY	PROSPECTUS	1

Rider Benefits

Riders are a way to add to the coverage offered by your Policy. A variety of riders are offered under the Policy. There may be additional costs for rider benefits. We currently offer the following rider benefits under this Policy:

•	a Guaranteed Coverage Rider that provides coverage when no value is left in the policy. See “Guaranteed Coverage Rider” for more information about this rider.

•	an Accidental Death Benefit Rider that provides an additional death benefit if death is due to an accident.

•	a Waiver of Monthly Deductions Rider that provides for the waiver of all Monthly Deductions when the insured is totally disabled.

•	a Disability Benefit Rider that provides for the crediting of a specified amount when the insured is totally disabled, as if it were paid by the policyowner.

•	a Whole Life Purchase Option Rider that allows the policyowner to purchase, at specified dates, a new whole life policy that we make available for this purpose, without evidence of insurability.

•	a Select Security Rider that prevents the policyowner from making certain changes without the consent of the policyowner’s employer.

•	a Policy Continuation Rider that allows the Policy to continue with a reduced death benefit if it is in danger of lapsing because of excessive policy loans.

•

an Alternate Net Cash Surrender Value Rider designed to provide high early cash value in the Policy. See “Cash Surrender Value, Net Cash Surrender Value, and Alternate Net Cash Surrender Value” in “Benefits and Policy Values” for more information about this rider.

•

an Enhanced Accelerated Benefit Rider (or Accelerated Death Benefit Rider) that provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill and certain conditions are met. See “Enhanced Accelerated Benefit (EAB) Rider” in “Special Features of Your Policy” for more information about this rider.

See “Other Information — Supplemental Benefits and Riders” for more information about the supplemental benefits available. Not all riders may be available in all states.

Tax Benefits

In most cases, you are not taxed on earnings until you take earnings out of the Policy. The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit. See “Federal Tax Considerations.”

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with the Policy, which together form your Policy premium. See “Premiums.” After you have paid the Minimum to Issue Premium, you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured subject to certain limits. However, if your Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt, is less than zero on a Monthly Processing Date, your Policy may lapse (terminate), unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements or you pay additional premium. We will warn you if your Policy is in danger of lapsing. See “Default.”

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options, an indexed option, and a fixed-rate option. See “Your Allocation Options.” Currently, there is no limit to the number of variable investment options to which you may allocate your Net Premiums and Policy Account Value. We reserve the right to limit the number of variable investment options in which you may be invested at any one time, however, that number will never be less than 20. We will notify you in advance before exercising this right.

Each variable investment option invests in a mutual fund or a series of a mutual fund. The value of these options, and your Policy Account Value in them, will vary depending on the performance of the underlying mutual funds. There is no minimum guaranteed Policy

Flexible premium

payments

After you have paid the Minimum to Issue Premium you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured.

Allocation options

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options, an indexed option, and a fixed-rate option.

2	PROSPECTUS	SUMMARY

Account Value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your Policy Account Value will decrease. You could lose everything you invest and your Policy could lapse unless you pay additional premium.

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of the underlying mutual funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objective, risks, fees and charges before investing in any variable investment option. See “The Variable Investment Options.”

Any Net Premiums or Policy Account Value that you allocate to the indexed option is first placed into the Holding Account and then transferred from the Holding Account to an Indexed Segment on the next available Indexed Segment Start Date. We credit interest on amounts in the Holding Account at a minimum guaranteed effective annual rate of 1.5%. We credit interest on Indexed Segments based, in part, on an external index. We also credit 2.5% annual interest to the Indexed Option Alternate Account, which account increases and decreases based on amounts applied to and withdrawn from the indexed option. If, on the date of calculation, the amount allocated to the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be added to the Policy Account Value when determining the minimum death benefit payable under the Policy and the Net Cash Surrender Value available to you upon surrender of the Policy. If the Policy lapses, you will receive any amount by which the Indexed Option Alternate Account value exceeds the Policy Account Value in the indexed option at the end of the grace period. See “The General Account, the Fixed-Rate Option and the Indexed Option” and “The Indexed Option.”

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years less charges. Interest accrues daily at a minimum annual interest rate of 1.5%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account. See “The General Account, the Fixed-Rate Option and the Indexed Option,” and “Assets in the Fixed-Rate Option.”

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your Policy is not being held as collateral against a loan or a Lien (See “Enhanced Accelerated Benefit (EAB) Rider”), you can transfer it among the variable and indexed account options, and into the fixed-rate option, at any time, subject to certain limitations on frequent transfer activity. See “Transfers Among the Allocation Options” and “Frequent Transfers Among the Variable Investment Options.” We limit transfers out of the fixed-rate option. See “Transfers from the Fixed-rate Option.”

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

You may, within limits, make partial withdrawals of your Policy’s Net Cash Surrender Value. See “Partial Withdrawals.” The Net Cash Surrender Value is your Policy Account Value minus any surrender charges, and Policy Debt. Any Lien will also be deducted from the Net Cash Surrender Value.

You may also, within limits, borrow all or a portion of the loan value of your Policy, while the insured is living. The limits on the amount you may borrow may vary by state. There are risks associated with Policy loans. Two types of Policy loans are available — standard and indexed. When you take a standard Policy loan, we transfer the amount of the loan out of the variable investment options, the fixed-rate option, and the indexed option and hold that amount in the Loan Account to serve as collateral. Amounts in the Loan Account do not participate in the investment experience of the allocation options and the loan, therefore, can affect the Policy Account Value and death benefit over time whether or not the loan is repaid. Beginning on the fifth Policy Anniversary, you may take an indexed Policy loan. Unlike standard Policy loans, only Policy Account Value in the indexed option may be borrowed. We do not transfer the amount of the indexed loan out of the indexed option. The amounts borrowed remain in the indexed option and continue to earn the interest associated therewith. Outstanding loans and Liens resulting from distributions under an Enhanced Accelerated Benefit Rider reduce the amounts available for withdrawal or surrender, and the amount we pay on the insured’s death. Your Policy may lapse if your Policy Account Value less Policy Debt, after subtracting the Monthly Deduction due on any Monthly Processing Date, is less than zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you may have to pay tax on the amount you still owe to your Policy. See “Policy Loans” and “Federal Tax Considerations.”

Variable Investment

Option Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your Policy could lapse without value if you do not pay additional premium.

Fixed-rate Option Risks

The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Indexed Option Risks

You bear the risk that (i) the Indexed Segment Rate of Return applicable to an Indexed Segment may not exceed the Indexed Segment Guaranteed Minimum Interest Rate shown in your Policy, (ii) continued declines in index returns could result in little or no interest being credited to your Policy Account Value for a prolonged period, (iii) Index returns may exceed the current Indexed Segment Interest Rate Cap for a particular Indexed Segment, (iv) surrender of the Policy before the Indexed Segment Maturity Date would result in no Indexed Segment Interest Credit being credited. See “The Indexed Option” for definitions of terms specific to the indexed option.

Surrender and Withdrawal Risks

The Policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your Policy will lapse.

SUMMARY	PROSPECTUS	3

If you have elected the EAB Rider you may have the ability to accelerate a part of the Policy’s death benefit prior to the insured’s death with an interest-bearing Lien if the insured has a chronic illness or becomes terminally ill, subject to satisfying the conditions of the rider. See “Enhanced Accelerated Benefit (EAB) Rider.”

Finally, you may at any time surrender your Policy for the Net Cash Surrender Value. After you surrender your Policy, you no longer have insurance coverage. A separate surrender charge applies to the Basic Sum Insured and each Policy Segment during the Surrender Charge Period. The Surrender Charge Period can be from 5-14 years depending on the insured’s age at the time the Policy is issued or the Face Amount increased. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. Your Policy may have an Alternate Net Cash Surrender Value if (i) you purchased the Alternate Net Cash Surrender Value Rider, (ii), you are surrendering your Policy at any time prior to the start of Policy Month 84, and (iii) you are not applying the proceeds to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code. See “Alternate Net Cash Surrender Value Rider.” If you meet these requirements, you will receive the Policy’s Alternate Net Cash Surrender Value which is generally an amount higher than the Policy’s Net Cash Surrender Value. Some states may require that the benefit provided by the Alternate Net Cash Surrender Value Rider be available even if the Policy is surrendered in a 1035 exchange.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender it or make partial withdrawals in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short term investment. Surrenders and partial withdrawals may have tax consequences. See “Surrendering Your Policy” and “Federal Tax Considerations.”

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis for concluding that your Policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply. You should also note that the Pension Protection Act of 2006 added provisions to the Internal Revenue Code that deny tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain requirements are met.

While distributions made under the EAB Rider are intended to qualify for favorable tax treatment under section 101(g) of the Internal Revenue Code as an acceleration of the death benefit, certain circumstances may impact the tax treatment of benefits paid. You should consult with your legal or tax adviser regarding your circumstances.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, taxable distributions made to a taxpayer who is under the age of 59-1/2 are subject to a 10% penalty tax. If the Policy is not a MEC: (i) distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income, (ii) loans will generally not be treated as distributions, and (iii) neither distributions nor loans will be subject to the 10% penalty tax. See “Federal Tax Considerations.”

Complex rules may apply when a Policy is held by an employer or a trust in connection with the provision of employee benefits. You should consult your legal and tax advisors if you are planning to purchase the Policy for this purpose.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Policy. See “Charges and Deductions Tables” and “Deductions and Charges.”

Loan Risks

Loans reduce the amount of Policy Account Value available for withdrawal or surrender, and the amount we pay on the insured’s death, by the amount of the indebtedness. Your Policy may lapse if your Policy Debt plus Monthly Deductions due on a Monthly Processing Date reduce the Policy Account Value to less than zero. A loan also may have tax consequences.

Lien Risk

Liens reduce the Policy’s loan value, Net Cash Surrender Value and the amount we pay on the insured’s death by the amount of the Lien. A Lien also may have tax consequences.

Tax Risk

Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing a Policy.

Risk of increase in

current fees and

expenses

Certain Policy fees and charges may be currently charged at less than their maximum amounts. We may increase these charges up to the guaranteed maximum levels.

4	PROSPECTUS	SUMMARY

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

You may request a decrease in the Face Amount at any time. The requested decrease must be at least $5,000, the insured must be alive on the date the decrease will take effect, Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider, and the EAB Rider cannot have been exercised. The new Face Amount cannot be lower than GIAC’s current minimum Face Amount. See “Decreasing the Face Amount.” The Policy’s Face Amount may also be decreased when you take a partial withdrawal. See “Partial Withdrawls.”

Increasing the face amount of the policy

On and after your first Policy Anniversary, you may request an increase in your Policy’s Face Amount. The increase is subject to evidence of insurability, must be for at least $25,000, the insured must be Attained Age 70 or less at the time of the increase, Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider, and the EAB Rider cannot have been exercised. The amount of each increase will be treated as a separate Policy Segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, Target Premiums, Minimum Monthly Premium (if the No Lapse Guarantee is in effect) and Guaranteed Coverage Rider Minimum Monthly Premium (if the Guaranteed Coverage Rider is in effect). The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. See “Increasing the Face Amount.”

Exchanging Your Policy for a Fixed-benefit Life Insurance Policy

You may exchange your Policy for a level premium fixed-benefit whole life insurance policy that we make available for this purpose issued by GIAC or one of our affiliates prior to the insured’s Attained Age 90. There may be a credit or a cost to be paid. If your policy is issued in Florida or New York, you will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable. See “Exchanging a Policy.”

Canceling Your Policy After It Has Been Issued

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days after you receive your Policy, or

•	45 days after you sign the completed application for your Policy.

Longer periods may apply in some states and in some circumstances. You should refer to your Policy for further details. Once we receive your notice, we will refund all of the premiums you paid, and your Policy will be considered void from the beginning. See “Your Right To Cancel Your Policy.”

COULD YOUR POLICY LAPSE?

Your Policy may lapse if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, and you do not make the required payment within 61 days of the time the Monthly Deduction is due.

If your Policy has the No Lapse Guarantee, during the No Lapse Guarantee Period your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the No Lapse Guarantee Test is satisfied. See “No Lapse Guarantee.”

If your Policy has the Guaranteed Coverage Rider, and the No Lapse Guarantee is not applicable, while this Rider is in force, your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the Guaranteed Coverage Rider Test is satisfied. See “Guaranteed Coverage Rider.”

We will warn you at least 30 days in advance if we see that your Policy is in danger of lapsing. We will tell you the amount of the required payment that you must pay in order to keep your Policy in force, and will keep your Policy in force if we receive the required payment when requested. See “Default.” Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details.

Policy changes

you can make

With certain restrictions, you may:

•	request an increase or decrease in the Face Amount of your Policy

•	exchange your Policy for a level premium fixed-benefit life insurance policy

•	cancel your Policy after it has been issued.

Risk of policy

lapse

Your Policy may lapse if you don’t pay enough Policy premium or if you have excess Policy Debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, policy duration, Face Amount and underwriting class — the tables below show the maximum and minimum charges we assess under the Policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Policy Account Value among the variable investment options and the fixed-rate option. For purposes of this table, all charges have been rounded to the nearest cent or hundredth, as applicable.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge and Current Charge
Premium Charge (includes any applicable premium taxes)[1]	Upon each premium payment	In each of Policy and Coverage Years 1-10[2]: • 8% of premiums paid up to one Target Premium[3] • 4% of premiums paid in excess of one Target Premium[3]
Surrender Charge[4]
Maximum First Year Surrender Charge	Upon full surrender of the Policy[4]	$45.28 per $1,000 of Basic Sum Insured
Minimum First Year Surrender Charge	Upon full surrender of the Policy[4]	$11.22 per $1,000 of Basic Sum Insured
First Year Surrender Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Upon full surrender of the Policy[4]	$20.65 per $1,000 of Basic Sum Insured
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	Upon transfer	$25 per transfer (first 12 per year are free)	None
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Enhanced Accelerated Benefit Rider (EAB Rider) Charge	When benefit is first exercised	$250	$250
Alternate Net Cash Surrender Value Rider Charge	At issue	$1.00 per $1,000 of Basic Sum Insured (with a minimum charge of $250.00 and a maximum charges of $500.00)	$1.00 per $1,000 of Basic Sum Insured (with a minimum charge of $250.00 and a maximum charges of $500.00)
Reinstatement Charge	Upon reinstatement

(1)   any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse; plus

(2)   interest on Policy Debt from the date of lapse to the date of reinstatement; plus

(3)   the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; plus

(4)   carrying charges on any Lien from date of lapse to the date of reinstatement

Lost Policy Fee	If a duplicate policy is requested	$100	None

Representative costs may vary from the costs you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The premium charge includes a charge for applicable premium taxes, which vary from jurisdiction to jurisdiction and, in those jurisdictions that charge them, currently range from 0.08%-5% (and certain municipalities in Kentucky charge an additional premium tax of up to 12% on first year premiums only).

[2]

Premium charges decline after Policy and Coverage Year 10. In each of Policy and Coverage Years 11 and beyond the guaranteed and current charge is 4% of premiums paid up to one Target Premium. For premiums in excess of one Target Premium the current charge is 0% and the guaranteed charge is 4%.

[3]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Basic Sum Insured Target Premium for a non-substandard rated Policy is $2.58 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $115.00 per $1,000 of Face Amount.

[4]

The surrender charge is imposed upon full surrender of the Policy. The surrender charge decreases every year during the Surrender Charge Period until it reaches 0%. The Policy’s surrender charges and the Surrender Charge Period vary based on the insured’s age at issue, sex, and underwriting class for the Initial Face Amount and each increase in Face Amount. The surrender charge shown in the table above may not be representative of the charges you will pay. Contact our Customer Service Office for further information.

6	PROSPECTUS	CHARGES AND DEDUCTIONS

The next table describes the fees and expenses that are payable periodically during the time that you own the Policy, not including the fees and expenses of the underlying fund companies. Charges for “Optional Policy Benefits” are the charges we deduct if you choose to add optional benefits by rider. For purposes of this table, all charges have been rounded to the nearest cent or hundredth as applicable.

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Monthly	.25% annually of the Policy Account Value in the variable investment options	.00% annually of the Policy Account Value in the variable investment options
Maximum Guaranteed Charge and Current Charge
Cost of Insurance[1]
Maximum First Year Charge	Monthly	$5.15 per $1,000 of Net Amount at Risk (NAR)[2]
Minimum First Year Charge	Monthly	$0.01 per $1,000 of NAR[3]
First Year Cost of Insurance Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.10 per $1,000 of NAR
Administrative Charge[4] (per $1,000)
		Maximum Guaranteed Charge	Current Charge
Maximum Charge	Monthly	$0.94 per $1,000 of Basic Sum Insured and each Policy Segment in all Policy Years	$0.94 per $1,000 of Basic Sum Insured and each Policy Segment for the first ten Policy Years and first ten Coverage Years for each Policy Segment
Minimum Charge	Monthly	$0.05 per $1,000 of Basic Sum Insured and each Policy Segment in all Policy Years	$0.05 per $1,000 of Basic Sum Insured and each Policy Segment for the first ten Policy Years and first ten coverage Years for each Policy Segment
Administrative Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.16 per $1,000 of Basic Sum Insured

CHARGES AND DEDUCTIONS	PROSPECTUS	7

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Indexed Account Charge	Monthly	1.00% annually of the Policy Account Value in the Indexed Account	.45% annually of the Policy Account Value in the Indexed Account
Policy Charge	Monthly	$7.50	$7.50 to the later of the 30th Policy Anniversary or the insured’s Attained Age 100
Interest on Policy Loans
Standard Loans[5,6]	Annually, in arrears, on the Policy Anniversary	4% annually on all outstanding Policy Debt until the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary. See footnotes for charges thereafter.[6]
Indexed Loans[7]	Annually, in arrears, on the Policy Anniversary	6% annually on all outstanding Policy Debt
Carrying Charges on Liens	Annually, in arrears, on the Policy Anniversary	For Liens up to the Policy Account Value, the lesser of the standard policy loan interest rate and the Variable Interest Rate. For Liens over the Policy Account Value, the Variable Interest Rate. See “Enhanced Accelerated Benefit (EAB) Rider”
Charges for Optional Policy Benefits[8]
Accidental Death Benefit Rider (ADB)
Maximum First Year Charge	Monthly	$.11 per $1,000 of ADB Face Amount
Minimum First Year Charge	Monthly	$.06 per $1,000 of ADB Face Amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.07 per $1,000 of ADB Face Amount
Waiver of Monthly Deductions Rider (WMD)
Maximum First Year Charge	Monthly	$.11 per $1.00 of Monthly Deduction
Minimum First Year Charge	Monthly	$.01 per $1.00 of Monthly Deduction
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.04 per $1.00 of Monthly Deduction

8	PROSPECTUS	CHARGES AND DEDUCTIONS

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Whole Life Purchase Option Rider (WLPO)
Maximum First Year Charge	Monthly	$.40 per $1,000 of WLPO face amount
Whole Life Purchase Option Rider (WLPO) (continued)
Minimum First Year Charge	Monthly	$.02 per $1,000 of WLPO face amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.13 per $1,000 of WLPO Face amount
Disability Benefit Rider (waiver of specified amount) (DB)
Maximum First Year Charge	Monthly	$9.67 per $100 of the Specified Amount as defined in the DBR
Minimum First Year Charge	Monthly	$.93 per $100 of the Specified Amount as defined in the DBR
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$3.06 per $100 of Specified Amount

Representative costs may vary from the cost you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. See “Deductions and Charges.” The representative cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[2]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the maximum first year guaranteed or current charge is $34.80 per $1,000 of NAR.

[3]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the minimum first year guaranteed or current charge is $0.01 per $1,000 of NAR.

[4]

Currently, the administrative charge is imposed for the first 10 Policy Years and Coverage Years only. It is based on the insured’s age, sex, and underwriting class for the Basic Sum Insured and each Policy Segment. See “Deductions and Charges.” The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[5]

After the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3% for all outstanding and new Policy loans.

CHARGES AND DEDUCTIONS	PROSPECTUS	9

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged during the most recent fiscal year by any of the underlying mutual funds available under this Policy as of the date of this prospectus. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution (12b-1) fees, service fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses[1,2]	0.10%	1.39%

[1]

The range of Total Gross Annual Underlying Mutual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

[2]	If a policyowner is deemed to have engaged in “market timing,” a mutual fund may assess redemption fees. See “Frequent Transfers Among the Variable Investment Options.”

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

[6]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing for a standard loan would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

[7]

Beginning on the 5th Policy Anniversary, the policyowner will have the option of taking a standard Policy loan or an indexed Policy loan. Only one type of Policy loan may be outstanding at any time. Amounts borrowed from Policy Account Value in the indexed option, if borrowed as an indexed loan, do not go into a separate Loan Collateral Account. These amounts are credited interest at 1.5% for Policy Account Value in the Holding Account and with index-linked interest for Policy Account Value in Indexed Segments.

[8]

Charges for the ADB Rider, the WLPO Rider, the WMD Rider, and the DB Rider vary based on individual characteristics of the insured. The charges shown for the ADB, WMD, and DB riders are for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard; for substandard there is an additional multiple increase. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

10	PROSPECTUS	CHARGES AND DEDUCTIONS

The Policy Diagram

[1]

This diagram excludes the transfer charge, which is not being imposed currently, interest on Policy Debt, repayments of Policy Debt, Liens, carrying charges on Liens, repayments of Liens, and any additional amount that might be paid to you from the Indexed Option Alternate Account.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Issuing the policy

A Flexible Solutions VUL insurance Policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class).

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC. Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. Where a provision may vary by state, it is noted below. The terms applicable to your Policy will be outlined in the Policy we send you.

ISSUING THE POLICY

A Flexible Solutions VUL insurance policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class). To issue a Policy:

•	the insured must be age 85 or under (age 18-80 for preferred plus NT, preferred NT, standard, and sub-standard smoker risk classes) and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the Policy.

If you are interested in replacing an existing policy with this Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Policy with the same benefits for men and women.

Corporate-owned Policies

If this Policy is issued as a corporate-owned policy, the employee must consent in writing to: (i) being insured under the Policy, (ii) the employer being a beneficiary of any proceeds payable upon the death of the employee, (iii) coverage continuing after employment terminates, and (iv) future increases in the Face Amount under the Policy without additional consent (up to the maximum stated). In addition, if you are a corporation that is purchasing the Policy to cover multiple lives, you will be required to purchase the Alternate Net Cash Surrender Value Rider. GIAC will not issue the EAB Rider for corporate-owned multiple life policies.

12	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Backdating your policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the application was actually signed. Backdating your Policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier Policy Date. If we backdate your Policy, you must pay the aggregate Monthly Deduction due from the backdated Policy Date to the date your Policy takes effect. This amount becomes part of your Minimum to Issue Premium. See “Premiums, Deductions and Charges — Premiums.” Certain states may not permit us to backdate a Policy. You should refer to your Policy for further details.

Purchasing Policies in connection with 1035 exchange transactions

If you are replacing existing policies with Flexible Solutions VUL in a 1035 exchange transaction, the Policy Date will be the Business Day on which we first received premium attributable to the Policy. The Issue Date will be the Business Day on which all underwriting and administrative requirements are satisfied and all premiums have been received by GIAC, but the premium will be held in the general account until all delivery requirements are met. Once all delivery requirements are met:

(i)	any premiums received that were to be allocated to the fixed-rate option will be transferred to the fixed-rate option and interest at the fixed-rate option interest rate will be credited from the date the premium was received to the date all delivery requirements are met;

(ii)	any premiums received that were to be allocated to the variable investment options will be transferred to the Fidelity VIP Government Money Market Portfolio, or other money market fund that we make available, and interest at the money market fund interest rate will be credited from the date the premium was received to the date all delivery requirements are met and then transferred in accordance with the policyowner’s allocation instructions; and

(iii)	any premiums received that were to be allocated to the indexed option will be transferred to the indexed option’s Holding Account and credited with applicable interest from the date the premium was received to the date all delivery requirements are met; money will be transferred to an Indexed Segment on the Indexed Segment Start Date that falls on or after the date all delivery requirements are met.

THE POLICYOWNER

The policyowner is the person named in the application or in any later change shown in our records. While the insured is living and subject to any assignment on file with us, the policyowner alone has the right to receive all benefits and exercise all rights this policy grants or we allow. We will not be bound by the provisions of any trust agreement. We will not be responsible for the actions of any trustee and will be fully discharged in making any payments to such trustee.

The Policyowner

The policyowner is the person named on the application as the owner of the Policy. A policyowner does not have to be the insured.

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY	PROSPECTUS	13

The Beneficiary

The beneficiary is the person named to receive the proceeds when the insured dies.

If the policyowner is not the insured, the owner may name or change a successor owner who will become the new owner upon the owner’s death. The request to name or change a successor owner must be in Good Order and includes supplying any required information about the successor owner. The request will then take effect as of the date that it is signed unless otherwise specified by the owner. Successor owners do not share in the benefits under this policy while an owner is living.

If the owner dies and there is no joint owner, the next designated successor owner then living will become the new owner. If none is then living, the owner’s estate will become the new owner.

Multiple Owners

More than one person may be named as owner. In that case, the named owners may be designated either as joint owners or as successor owners. When joint owners are named, all owners share equally in all rights under this policy. Except for transfers, any request for a policy transaction or change must be signed by all of the joint owners named in our records. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s) equally on the date we receive proof of such death.

Changes in Ownership

You may change an owner by written request in Good Order including supplying any required information about the new owner. Unless otherwise specified by the owner, the change will take effect as of the date the request is signed, whether or not the insured is living when we receive the request in Good Order. However, the change will not apply to any payments made or actions taken by us on or before the date that the request is received in Good Order.

THE BENEFICIARY

The beneficiary is the person named to receive the proceeds when the insured dies. Typically, if the Policy is owned by a corporate employer or trust, the policyowner is named as the beneficiary. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the Policy until the insured dies. If the insured outlives all of the beneficiaries named in the Policy, then the policyowner or the policyowner’s estate becomes the beneficiary. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

14	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Trust as Beneficiary

If a trust is named as a beneficiary and no qualified trustee makes a claim to the death proceeds within one year after payment becomes due to the trust, or satisfactory evidence is provided that no trustee can qualify to receive such payment, the proceeds will be paid as if the trust had not been named. We will not be responsible or be liable for any actions taken by the trustee and for all amounts paid to, or at the direction of, the trustee. We will not be responsible for the validity of any trustee arrangement. Any change in trustee will not be valid until we receive written evidence of such change in Good Order.

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY	PROSPECTUS	15

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

You may purchase an Additional Sum Insured under the Policy, which provides additional insurance coverage in addition to the Basic Sum Insured. The Additional Sum Insured provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Sum Insured are the two components of your Policy’s Initial Face Amount. The minimum Additional Sum Insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the Basic Sum Insured.

Coverage provided by the Additional Sum Insured will be treated like coverage provided by the Basic Sum Insured. In particular:

•	it will be included in calculating whether the Policy qualifies for lower cost of insurance rates; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See “Deductions and Charges;” “Death Benefit Options;” and “Federal Tax Considerations.”

You should also consider several factors in deciding whether to purchase coverage as Basic Sum Insured only or Basic Sum Insured plus Additional Sum Insured, including:

•	The Additional Sum Insured provides a level death benefit only to the insured’s Attained Age 100.

•	The Additional Sum Insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the Additional Sum Insured are the same as for the Basic Sum Insured.

•

The Additional Sum Insured will have its own Target Premium, in addition to the Basic Sum Insured Target Premium. However, the Target Premium for the Additional Sum Insured is less than the Target Premium for the same amount of Basic Sum Insured.

•	The amount of premium charges you will pay may be less if you purchase coverage as Additional Sum Insured, rather than only the Basic Sum Insured.

You may purchase Additional Sum Insured coverage only at issue. It cannot be added to your Policy as part of a Face Amount increase.

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero. This guarantee is in effect during the No Lapse Guarantee Period, so long as the No Lapse Guarantee Test is satisfied.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

The No Lapse Guarantee is provided at issue on all Policies where the insured is not older than Attained Age 75 on the Policy Date and where the insured is determined to be (by our underwriting staff) a standard or better risk with no extra charge on the cost of insurance rates due to adverse underwriting risk. The No Lapse Guarantee Period varies depending on the age of the insured on the Policy Date. If your Policy has the No Lapse Guarantee feature, the No Lapse Guarantee Period will be indicated on your Policy’s data pages. The No Lapse Guarantee Period applicable to each issue age can also be found in Appendix A.

To satisfy the No Lapse Guarantee Test on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable disability benefit rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of Minimum Monthly Premiums, as outlined in your Policy, up to this date. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

If you increase the Face Amount of your Policy after the first Policy Year, your Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the No Lapse Guarantee Test. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of the original Minimum Monthly Premium for the period up to the increase, plus the new Minimum Monthly Premium for the period after the increase in your Policy’s Face Amount.

If your Policy satisfies the No Lapse Guarantee Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the No Lapse Guarantee Test, and the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you will have a 61-day grace period from that date to make a required payment equal to the lesser of the amount needed to bring the Policy Account Value less Policy Debt up to zero, or the amount required to satisfy the No Lapse Guarantee Test. If you do not make the required payment, the Policy will lapse. See “Default.” While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

GUARANTEED COVERAGE RIDER

The Guaranteed Coverage Rider ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero on a Monthly Processing Date. This guarantee is in effect until termination of the Guaranteed Coverage Rider, so long as the Guaranteed Coverage Rider Test is satisfied.

The Guaranteed Coverage Rider is provided at issue on all policies that have elected death benefit Option 1 where the insured is not older than age 75 on the Policy Date and is not rated sub-standard. There is no charge for this rider, and it cannot be added after issue. Coverage under the Rider begins on the Policy Date and terminates upon the earliest of:

•	the Policy Anniversary nearest to the insured’s Attained Age 85;

•	the expiration of the Policy’s grace period, unless the amount required to be paid, as described in the “Default” section of this Prospectus, is paid.

•	the effective date of any increase in Face Amount if the insured is rated substandard for that increase.

Once terminated, the Guaranteed Coverage Rider cannot be reinstated.

To satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero and the No Lapse Guarantee is not satisfied or not in force, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider. You may make a payment to catch up with this requirement.

Your Guaranteed Coverage Rider Minimum Monthly Premium is shown in your Policy. If you increase the Face Amount of your Policy after the first Policy Year, your Guaranteed Coverage Rider Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the Guaranteed Coverage Rider Test. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit

18	PROSPECTUS	BENEFITS AND POLICY VALUES

Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal as the sum of the original Guaranteed Coverage Rider Minimum Monthly Premiums for the period up to the increase, plus the new Guaranteed Coverage Rider Minimum Monthly Premiums for the period after the increase in your Policy’s Face Amount, accumulated at 4.5% annual interest.

If your Policy satisfies the Guaranteed Coverage Rider Test while the rider is in force on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), the Policy will not enter the grace period and any Monthly Deductions that were due and unpaid will be waived.

If your Policy does not satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), you will have a 61-day grace period from that date to make a required payment equal to the least of (i) the amount needed to bring the Policy Account Value less Policy Debt up to zero, (ii) the amount required to satisfy the No Lapse Guarantee Test, if applicable, under the Policy, or (iii) the amount necessary to satisfy the Guaranteed Coverage Rider Test. If you do not make the required payment, the Policy will lapse. See “Default”. While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

The tax consequences associated with the continuance of your Policy under the Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

Comparing the No Lapse Guarantee and the Guaranteed Coverage Rider

The No Lapse Guarantee and the Guaranteed Coverage Rider provide similar benefits in that both are designed to keep your Policy from lapsing when your Policy Account Value less your Monthly Deduction and any Policy Debt is less than zero on a Monthly Processing Date provided the applicable requirements are satisfied. You do not need to choose between these two benefits; they are added to your Policy at no charge provided certain issue requirements are met. The No Lapse Guarantee has a shorter duration than the Guaranteed Coverage Rider and has lower required premiums. Because of the difference in premium structure, it is possible, if you have both benefits, to fail the Guaranteed Coverage Rider Test, but still have No Lapse Guarantee coverage. The chart below compares key aspects of the two benefits.

BENEFITS AND POLICY VALUES	PROSPECTUS	19

	No Lapse Guarantee		Guaranteed Coverage Rider
Issue Age	Up to Insured’s Age 75		Up to Insured’s Age 75

Term	Issue Age	Period	Terminates at age 85
	0 – 65 66 – 69 70 – 75 76 – 85	10 years Grades from 9 to 6 years 5 years No Benefit

Death Benefit Option	Available with any death benefit option	Available with death benefit option 1 only

Charge	None	None

Rating Class	Non-substandard	Non-substandard

Premiums required to satisfy tests

Policy will pass the No Lapse Guarantee Test if, on the applicable Monthly Processing Date (A) is at least as large as (B) where:

(A) equals the sum of premiums paid, including any (gross) amounts credited under the Disability Benefit Rider less the sum of all previous partial withdrawals, and

       less any outstanding Policy Debt; and

(B) equals the sum of the Minimum Monthly Premium in effect at the beginning of each Policy Month up to and including the current Policy Month

Note: No Lapse Guarantee premiums are not added to (B) for any month in which the Monthly Deduction is waived under the Waiver of Monthly Deductions Rider.

Policy will pass the Guaranteed Coverage Rider Test if (A) is not less than (B), where:

(A) equals the accumulated value ‘of premiums paid, including (gross) amounts credited under the Disability Benefit Rider less the accumulated value of all previous partial withdrawals, and less any outstanding Policy Debt; and

(B) equals the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums in effect at the beginning of each Policy Month up to and including the current Policy Month

Note: Both accumulations are done at 4.5% interest rate.

Guaranteed Coverage Rider Minimum Monthly Premiums are not added to (B) for any month in which the Monthly Deduction is waived under the Waiver of Monthly Deductions Rider.

20	PROSPECTUS	BENEFITS AND POLICY VALUES

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options (Option or Options) with this Policy. You must choose the Option you want when you complete your application. You should choose the Option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 1, if your investments perform well and the Policy Account Value increases by a sufficient amount, then the Net Amount at Risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if greater than zero, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 2, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Death benefit

options

You have a choice of three death benefit options with this Policy. If a fixed amount of insurance coverage and lower monthly deductions best fit your needs, you should choose Option 1. If you want the death benefit to increase as Policy Account Value increases, you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. See accompanying text for details.

BENEFITS AND POLICY VALUES	PROSPECTUS	21

Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 3, as under Option 1, if your investments perform well, then the Net Amount at Risk will generally be lower. Also, the more premiums you pay, the lower your Net Amount at Risk will generally be. When your Net Amount at Risk is reduced, the amount that we deduct for the cost of insurance charges each month may also go down.

Age 100 and After

At the insured’s Attained Age 100, current charges, with the exception of the Indexed Account Charge, are zero and Additional Sum Insured coverage terminates; interest on Policy loans and carrying charges on Liens will continue to be charged.

On the Policy Anniversary closest to the insured’s 121st birthday you may request that a maturity benefit equal to the Policy’s Net Cash Surrender Value be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

If you do not request the maturity benefit, this Policy will continue subject to the following rules:

•	No additional premiums can be paid,

•	The death benefit option shall be changed to Option 1 and no further death benefit option changes can be made,

•	The Monthly Deduction will be zero,

•	Interest on Policy Debt will continue to be charged and normal loan processing will continue; however, any indexed loans outstanding will be converted to standard loans,

•	Lien carrying charges will continue to accrue;

•	No partial withdrawals may be made; full surrenders are allowed, and

•

All Policy Account Value not supporting a Policy Loan is transferred to the fixed-rate option. If the Indexed Option Alternate Account value is greater than the value of the indexed option at that time, the difference will also be transferred to the fixed-rate option.

Section 7702 — Life Insurance Qualification

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code (“Section 7702”) as a life insurance policy for federal tax

22	PROSPECTUS	BENEFITS AND POLICY VALUES

purposes. The provisions of the Policy and any additional benefits by rider will be interpreted to ensure such qualification, notwithstanding language to the contrary.

Section 7702 requires a minimum death benefit payable in order for policies to qualify as life insurance.

We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). If you elect death benefit Option 2 or 3, you decide which test you want used when you complete your application. If you elect death benefit Option 1, we will use the Cash Value Test.

If you do not make an election on your application, we will assume that you intended to elect the Guideline Premium Test.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Comparing the Death Benefit qualification tests

Effect of choice of test on:	Cash Value Accumulation Test	Guideline Premium and Cash Value Corridor Test
Premium payments	Allows flexibility to pay more premium	Premium Payments are limited under the Internal Revenue Code
Death benefit	Generally higher as Policy duration increases	May be higher in early years of the Policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except in early years of the Policy
Face amount decreases	Will not require return of premium or distribution of Policy Account Value	May require return of premium or distribution of Policy Account Value to continue Policy as life insurance

The minimum death benefit required on any date is the greater of the Policy Account Value or, if applicable, the Alternate Net Cash Surrender Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test. For purposes of calculating the minimum death benefit, if the amount in the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be added to the Policy Account Value.

See the “Statement of Additional Information” for further information on the life insurance qualification tests.

BENEFITS AND POLICY VALUES	PROSPECTUS	23

CHANGING YOUR DEATH BENEFIT OPTION

On and after the first Policy Anniversary you may change your death benefit option from Option 2 or 3 to Option 1, as long as the insured is alive when we make the change.

No evidence of insurability will be required for death benefit option changes. Such changes take effect on the Monthly Processing Date following or coinciding with our receipt in Good Order of your signed request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option to Option 1, we will increase the Policy’s Face Amount to keep the death benefit the same immediately before and after the change. The increase is applied directly to the Basic Sum Insured portion of the Initial Face Amount. If you change the death benefit to Option 1, and you have selected the Guideline Premium qualification test, you may retain that test.

We do not deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option. The administrative charge and Target Premiums are not affected by a change in death benefit options.

Limitations on your right to change the death benefit option

We will not approve any request to change the death benefit option:

•	if the Monthly Deduction is being waived under the Waiver of Monthly Deductions rider;

•	if you exercise the benefit under the Policy Continuation Rider. If you do so, we will change your death benefit to Option 1 and no subsequent changes will be permitted;

•	If you exercise the benefit under the EAB Rider. If you do so, we will change your death benefit to Option 1 and no subsequent changes will be permitted;

•	once the insured has reached Attained Age 121. When this occurs, the death benefit option is automatically changed to Option 1 and no further changes are permitted; or

•	if the Face Amount after the change would be less than the minimum required Face Amount.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. The proceeds payable are calculated as set forth in “Policy Proceeds.” If there is reason to dispute the Policy, then we may delay the payment of death benefits. See the “Statement of Additional Information.”

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your Policy.

24	PROSPECTUS	BENEFITS AND POLICY VALUES

Amounts in the Separate Account

Any Net Premiums or Policy Account Value that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a policy loan, exercise the EAB Rider, or when we withdraw your Monthly Deduction, or make dollar cost averaging or portfolio rebalancing transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and/or index returns and the ongoing Monthly Deduction can cause your Policy Account Value less Policy Debt to drop below zero.

Note that you bear all risks associated with the variable investment options in the Separate Account.

Policy Account Value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate option, the indexed option, and the variable investment options, any Policy values that may be in the Loan Account as collateral for a standard Policy loan and any Policy values in the fixed-rate option supporting a Lien. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or the indexed option, or interest we credit on the Loan Account or to the Lien Amount; minus

•	the sum of your total Monthly Deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy Account Value varies from day to day. We do not guarantee a minimum Policy Account Value. The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and ongoing Monthly Deductions can cause your Policy Account Value less Policy Debt to drop below zero.

Indexed Option

Alternate Account Value

Upon surrender of the Policy, or when we calculate the death benefit proceeds payable under the Policy, if the Indexed Option Alternate Account value is greater than the amount in the indexed option, the difference between the Indexed Option Alternate Account value and the value of the indexed option will be added to the Policy Account Value when we calculate the Net Cash Surrender Value or the minimum death benefit payable under the Policy. See “The Indexed Option.”

BENEFITS AND POLICY VALUES	PROSPECTUS	25

Net Cash Surrender Value

Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy provided there are no outstanding Liens. Liens will reduce the amount paid to you.

CASH SURRENDER VALUE, NET CASH SURRENDER VALUE, AND ALTERNATE NET CASH SURRENDER VALUE

Cash Surrender Value is the Policy Account Value minus any surrender charges. Surrender charges apply to a full surrender of the Policy during the Surrender Charge Period. The Policy’s Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy, provided there are no outstanding Liens. It is the Cash Surrender Value minus any Policy Debt. Any outstanding Liens will reduce the Net Cash Surrender Value amount paid to you.

Alternate Net Cash Surrender Value Rider

If your Policy has the Alternate Net Cash Surrender Value Rider, you may receive the Policy’s Alternate Net Cash Surrender Value when you surrender, if the surrender occurs prior to the completion of the seventh Policy Year. This rider is available at issue only and is required for corporate owned policies covering multiple lives. A minimum Policy Face Amount of $250,000 is required and the maximum issue age is 85.

The Policy’s Alternate Net Cash Surrender Value as of the date of calculation is the lesser of (a) and (b) where (a) is:

•	100% of premiums paid minus withdrawals and Policy Debt;

and (b) is: the sum of

•	Net Cash Surrender Value PLUS

•	A percentage (from Appendix B) of premium charges, administrative charges, and per $1,000 charges paid or deducted as of the date of surrender PLUS

•	A portion of the full surrender charges that would be payable as of the date of surrender

•	The additional surrender charge value is the amortization percentage from Appendix B multiplied by the lesser of:

•	The full surrender charge; or

•	The difference between (a) the Policy Account Value less Policy Debt, and (b) the Net Cash Surrender Value

After the first Policy Anniversary, the percentages used to determine the Alternate Net Cash Surrender Value decrease every Policy Month until they are zero after completion of the 83rd Policy Month. Beginning with the 84th Policy Month your Alternate Net Cash Surrender Value will be equal to the Net Cash Surrender Value. See Appendix B.

Any outstanding Policy Liens will reduce the Alternate Net Cash Surrender Value paid to you.

If the Policy is fully surrendered prior to the 84th Policy Month but the surrender proceeds are intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Net Cash Surrender Value will not apply. If this is the case, your Net Cash Surrender Value will be equal to the Cash Surrender Value less Policy Debt. We will also deduct any Liens from this amount prior to payment of the proceeds.

26	PROSPECTUS	BENEFITS AND POLICY VALUES

HYPOTHETICAL EXAMPLE

This hypothetical example illustrates how the Alternate Net Cash Surrender Value Rider might work assuming a policy issued to a 40 year old male, Preferred NT underwriting class and a face amount of $500,000. The Target Premium is $6,830.00 and has been paid each year for the last five Policy Years. In addition, a total of $7,922.00 has been paid/deducted from the Policy Account Value for premium loads, administrative charges and per $1,000 charges during that time. If the Policy were surrendered on the fifth Policy Anniversary, the applicable surrender charge would be $7,330.00. However, taking into account the Alternate Net Cash Surrender Value Rider, and assuming no withdrawals, no Policy Debt and no Liens, the policyowner would receive the lesser of (a) or (b) as calculated below:

(a)		OR	(b)
100% of Gross Premiums	$6,830.00 x 5		Net Cash Surrender Value on fifth Policy Anniversary assuming a Policy Account Value of $36,000.00	$28,670.00
Minus withdrawals	$0
Minus Policy Debt	$0		Plus an amortized percentage (from Appendix B) of total premium loads, administrative charges and per $1,000 charges	40% x $7,922.00 = $3,168.80
Minus Policy Liens	$0		Plus an amortized percentage (from Appendix B) of the applicable surrender charges	40% x $7,330.00 = $2,932.00
Total ANCSV	$34,150.00		Total ANCSV	$34,770.80

Since (a) ($34,150.00) is less than (b) ($34,770.80), the policyowner’s Alternate Net Cash Surrender Value in this example is $34,150.00.

See the “Charges and Deductions Tables” for information on the charges associated with the Alternate Net Cash Surrender Value Rider.

Some states may require that the benefit provided by the Alternate Net Cash Surrender Value be available even if the Policy is surrendered in a 1035 exchange. You should refer to your Policy for further details.

If you are a corporation that is purchasing the Policy as part of a multiple life case, you will be required to purchase the Alternate Net Cash Surrender Value Rider. If you are an individual who desires the ability to have early access to cash values in the event of emergency without normal surrender charges, you might want to consider purchasing this rider. However, the Policy Account Value will be slightly lower than if this rider is not elected because of the one-time initial charge for this rider.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance, and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero. But even if this happens, your Policy will not lapse if the No Lapse Guarantee is in effect and the No Lapse Guarantee test Condition is satisfied or if the Guaranteed Coverage Rider is in effect and the requirements are satisfied. See “No Lapse Guarantee,” and “Guaranteed Coverage Rider.”

BENEFITS AND POLICY VALUES	PROSPECTUS	27

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid at least your Minimum to Issue Premium and the Policy has been delivered. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to certain limitations. See “Limitations on Premiums.”

Issuing the Policy. Your Minimum to Issue Premium is the minimum amount you must pay to put your Policy inforce. It is shown in your Policy. If your Policy is backdated then your first premium payment must be enough to cover each Monthly Deduction due between the Policy Date and the date your Policy takes effect.

Subsequent premiums. When you apply for your Policy, you must choose a modal planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, is not less than zero.

All premiums must be paid to GIAC’s Customer Service Office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your Policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

If you cancel a premium payment we will refund the payment and, if the Net Premium has already been allocated, we will reverse the investment options chosen. If your premium payment is returned by your bank for insufficient funds, we will write to you to request a replacement check. If a valid replacement check is not received within 10 days of our written request, we will reverse the investment options to which your Net Premium has been allocated. We reserve the right to hold you responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. If we exercise this right we will recoup any losses resulting from a decline in the value of the investment options by deducting such losses from your Policy Account Value or pursuing legal remedies available to us.

Subsequent premium payments through pre-authorized checking plans. If you choose to pay subsequent premiums through a pre-authorized checking plan, each premium must be at least $25. We will automatically deduct premium payments each month from an account you designate. We will not send a bill or a confirmation for these automatic payments. You may commence this service at any time, unless your policy has entered its grace

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

period. If we are unable to obtain the premium payment from your account, we may automatically switch you to quarterly billing.

Limitations on premiums

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6% within 60 days of receipt of such premium, unless the payment is necessary to keep the Policy in force.

Under the Cash Value Accumulation Test, the maximum premium we will accept is the greater of three times the Target Premium or the largest premium that will not generate a Corridor Death Benefit. We may accept larger amounts if the insured meets our insurance requirements. We will refund to you any portion of a premium payment that exceeds this limit with interest at an annual rate of 6% within 60 days of receipt, unless the payment is necessary to keep the Policy in force.

Crediting payments

When you make a payment towards your Policy, we will credit it according to your instructions. If (i) your payment is not identified as a premium payment, (ii) you do not provide specific instructions, with your payment or (iii) if your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt

•	then, as a premium payment.

For any portion of a payment that is a premium payment, the Net Premium is credited to the Policy Account Value and allocated first to pay any due and unpaid Monthly Deductions and any remaining amount is allocated to the variable and fixed-rate investment options according to any instructions that accompany the payment or, if none, the most recent allocation instructions on file. For any portion of a payment that is a loan repayment, the payment is applied first to repay any Policy Debt and then as a premium payment.

Your initial premium will be credited when the Policy is issued. Thereafter, we normally credit your payment and allocate the Net Premium as of the end of the Business Day on which it is received in Good Order. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account during this period accrues to the benefit of GIAC.

Corridor

Death Benefit

A Corridor Death Benefit is generated when the minimum death benefit required by Section 7702 exceeds the death benefit payable under the Policy. See “Section 7702 — Life Insurance Qualification.”

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

Investing Your Net

Premiums

When you make a premium payment, the amount that remains after we deduct the premium charge is the Net Premium. We invest your Net Premiums according to your instructions. When Net Premiums have been invested, they become part of your Policy Account Value.

See “How Your Premiums Are Allocated” and “Policy Loans” for specific information on how your payments are distributed among the fixed-rate, indexed and variable investment options.

How your premiums are allocated

When you make a premium payment, the amount that remains after we deduct the premium charge (see “Deductions and Charges”) is the Net Premium. We invest your Net Premiums in the fixed-rate option, indexed option and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value. Currently, there is no limit to the number of allocation options to which you may direct your Net Premiums and Policy Account Value, although we reserve the right to impose limitations in the future. As part of your initial application, you tell us how you would like your Net Premiums applied among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net Premiums are invested at any time by telling us in writing at our Customer Service Office or by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your agent or calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). See “Transfers Among the Allocation Options,” for further information on PINs and telephonic instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our Customer Service Office, but will not affect any existing Policy values. To change the allocation of existing Policy Account Value, you must request a transfer. See “Transfers Among the Allocation Options.”

DEFAULT

Policies without the No Lapse Guarantee or Guaranteed Coverage Rider

On any Monthly Processing Date, if your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

We will tell you that your Policy has entered the grace period and is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of the grace period. If we do not receive the required payment by the end of the grace period, your Policy will lapse. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details. There are certain exceptions. See “Policies with the No Lapse Guarantee or Guaranteed Coverage Rider” below.

30	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on your policy loan” and “Repaying your policy loan” in the section titled “Policy Loans.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate, indexed and variable investment options according to your allocation instructions.

Required loan repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on your policy loan.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details.

We do not deduct a surrender charge upon Policy lapse.

Policies with the No Lapse Guarantee or Guaranteed Coverage Rider

If your Policy’s No Lapse Guarantee is in force, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date as long as the No Lapse Guarantee Test is satisfied. See “No Lapse Guarantee.”

If your Policy’s No Lapse Guarantee is not in force or the No Lapse Guarantee Test is not satisfied, we will check to see if your Policy has the Guaranteed Coverage Rider. If the Guaranteed Coverage Rider is in force and you have satisfied the Guaranteed Coverage Rider Test, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date. See “Guaranteed Coverage Rider.”

Required Payment

If your Policy entered the grace period because your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, and neither the No Lapse Guarantee nor the Guaranteed Coverage Rider is not available to you, your required payment will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero as of the date the Policy entered the grace period.

If your Policy entered the grace period because of a failure to satisfy the No Lapse Guarantee Test and the Policy does not have an in-force

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	31

Effect of lapse on Indexed Option Alternate Account

When your Policy lapses, if the amount in the Indexed Option Alternate Account is greater than the Policy’s indexed option value, we will send you a check for the difference.

Guaranteed Coverage Rider, your required payment will be the lesser of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Test.

If your Policy entered the grace period because of a failure to satisfy the Guaranteed Coverage Test requirement, your required payment will be the least of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Test, if applicable, or (iii) the amount necessary for your Policy to satisfy the Guaranteed Coverage Rider Test.

If you do not make the required payment before expiration of the grace period, the Policy will lapse. Please note that while you need only make the amount of the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on Your Policy Loan” and “Repaying Your Policy Loan.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate, indexed and variable investment options according to your allocation instructions.

Required Loan Repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on Your Policy Loans.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details. If the Policy is within the No Lapse Guarantee Period or you have the Guaranteed Coverage Rider, and you satisfy the applicable conditions, a loan repayment will not be required and your Policy will not lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee or Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

REINSTATING YOUR POLICY

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to five years after the date of lapse.

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To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse. Policy Debt will grow at the maximum applicable policy loan interest rate (or for indexed loans, at 3%) from the date of lapse to the date of reinstatement. For standard loans we will also credit interest to the Loan Account from the date of lapse to the date of reinstatement as described in “Policy Loans.”

•

you must pay any carrying charges on any Lien from the date of lapse to the date of reinstatement. Liens will grow at the maximum applicable rate as described in “Carrying charges on Liens” in the section titled “EAB Rider Distributions (Liens).” We will also credit interest on the outstanding Lien Amount from the date of lapse to the date of reinstatement as described in the “EAB Rider Distributions (Liens)” section.

•	you must pay any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	you must pay the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction that was due on the Monthly Processing Date that was on or immediately preceding the date of lapse.

Your reinstated Policy will have the same Policy Date, Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement and the duration from the original Policy Date. Your reinstated policy will have a new two year contestable period. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus any required premium payment described above.

If on the date of lapse the Indexed Option Alternate Account value exceeded the Policy Account Value attributable to the indexed option, the Indexed Option Alternate Account will be reinstated at an amount equal to its value on that date less any sums from the Indexed Option Alternate Account that were paid to you when the Policy lapsed, accumulated at 2.5% interest from the date of lapse to the date of reinstatement.

The Lapse Guarantee and the Guaranteed Coverage Rider will not be reinstated even if the Policy lapsed during the No Lapse Guarantee Period or while the Guaranteed Coverage Rider was inforce. If this Policy lapses and is subsequently reinstated, the right to exchange the Policy for a level premium fixed benefit whole life policy, as described in the “Exchanging a Policy” section, will be suspended for one year from the date of reinstatement.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	33

DEDUCTIONS AND CHARGES

GIAC assesses various charges that are required to maintain your Policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies.

•	certain administrative and other expenses in making available Indexed Segments.

•

our sales and promotional expenses, commissions, and local, state and federal taxes including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and, in those jurisdictions that charge them, currently range from .08% up to 5% (and certain municipalities in Kentucky charge an additional premium tax of up to 12% on first year premiums only).

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact our Customer Service Office in writing, or call the Customer Service Office Contact Center for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see “Distribution of the Policy.”

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from

34	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

premiums paid in excess of the Target Premium in a Policy Year. After the 10th Policy Year, this charge drops to 4%, current and guaranteed, for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year and the charge is reduced to 0%, (current) and 4%, (guaranteed) for premiums paid in a Policy Year in excess of one Target Premium.

Your Policy has a separate Target Premium for the Initial Face Amount and for any additional coverage you have added through Policy Segments. The Target Premium depends upon the insured’s age at issue or at the time the Face Amount is increased, underwriting class and sex (unless gender-neutral rates are required by law). In order to calculate your premium charge, we will allocate each premium you pay during a Policy Year as follows:

•	first to your Policy’s Initial Face Amount, up to the Target Premium for that amount

•	then to any Policy Segments, in the order that they were purchased, up to the Target Premium for each Policy Segment

•	then proportionately, based on the Target Premium, among the Initial Face Amount and any Policy Segments.

Surrender charge

During the Surrender Charge Period, we impose a surrender charge on the Basic Sum Insured and each Policy Segment if you surrender your Policy. We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce your Face Amount. The surrender charge shown in your Policy remains in effect until either you surrender your Policy for its Net Cash Surrender Value, at which time the surrender charge will be deducted, or until the expiration of the applicable Surrender Charge Period whichever first occurs.

The length of the Surrender Charge Period and the amount of the surrender charge varies by issue age, sex and underwriting class of the insured. At issue it is a rate per $1,000 of Basic Sum Insured for the Initial Face Amount. There will be an additional rate per $1,000 for each Policy Segment that is added to your Policy. This means that the total surrender charges under your Policy will be the sum of the different surrender charges for your Initial Face Amount and each Policy Segment. The surrender charge compensates us for administrative and sales-related expenses.

The first year surrender charge varies from $11.22 to $45.28 per $1,000 of the Basic Sum Insured, depending on the insured’s age when the Policy started, sex and underwriting class. The surrender charge for your Policy is set forth in the Policy Data pages contained in your Policy. You will find a table of surrender charges applicable to all issue ages, sex and underwriting classes in the “Statement of Additional Information.”

After we deduct any applicable surrender charge, a Policy’s Net Cash Surrender Value may be zero, particularly in the early Policy Years.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	35

Transfer Charge

You may transfer your unloaned Policy Account Value among the allocation options. If you have made 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging or automatic rebalancing features

•	you transfer amounts as part of taking or repaying a Policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Reinstatement Charge

If you reinstate your Policy following lapse, you must pay:

•	The amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	Carrying charges on any Lien from the date of lapse to the date of reinstatement;

•	The difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•	Interest at the maximum applicable Policy loan interest rate (or, for indexed loans, at 3%) from the date of lapse to the date of reinstatement on any outstanding Policy Debt as of the date of lapse.

Alternate Net Cash Surrender Value Rider Charge

At issue the charge for this rider is $1.00 per $1,000 of Basic Sum Insured coverage with a minimum charge of $250.00 and a maximum charge of $500.00.

Enhanced Accelerated Benefit Rider Charge

Upon exercise of the EAB Rider, we assess a one-time charge of $250.00 which amount becomes part of the Lien Amount. This charge may vary by state.

Policy Continuation Rider Charge

We assess a current charge of 3.5% of the Policy Account Value. The maximum guaranteed charge is 4.5% of Policy Account Value. The charge is assessed when the benefit is elected.

36	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Lost Policy Fee

If this Policy is lost and a duplicate is requested, we reserve the right to charge a fee not to exceed $100 for such request. Currently, we do not charge a fee for this.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

On each Monthly Processing Date, we deduct from the Policy Account Value amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge, the indexed account charge, and the cost of any riders. The sum of these charges is your Policy’s Monthly Deduction. The deduction is taken first from your Policy Account Value in the variable investment options. If the amount of the required deduction exceeds the Policy Account Value in all variable investment options, the remaining balance will be deducted first from your Policy Account Value in the indexed option and then from your Policy Account Value in the fixed-rate option. The amount of the deduction to be taken from the indexed option will be taken first from the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recently established Indexed Segment. Finally, if the amount of the required deduction exceeds the Policy Account Value in all variable investment options and the indexed option, the excess will be taken from your Policy Account Value in the fixed-rate option.

The Monthly Deduction is calculated before any transfers of value from the Holding Account to an Indexed Segment, but after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, EAB Rider distributions, Face Amount changes and changes in death benefit option.

Administrative Charges

Policy charge

We deduct a monthly Policy charge of $7.50 until the later of the 30th Policy Anniversary or the Policy Anniversary on which the insured is Attained Age 100. This charge is guaranteed never to exceed a monthly charge of $7.50 in all Policy Years.

Per $1000 Charge

We also deduct a monthly administrative charge based on the Basic Sum Insured portion of the Face Amount on each Monthly Processing Date. The amount of this charge depends on the insured’s age, sex and underwriting class when the Policy is issued or the Face Amount increased.

This charge is initially set as of the Policy Date. This charge will not change regardless of whether the Face Amount is increased or decreased. A Face Amount increase will result in a separate charge for each newly created Policy Segment. The monthly charge for the Initial Face Amount is not affected by the increase.

Monthly

Deduction

Each month we deduct from the Policy Account Value, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge, the indexed account charge, and any rider charges.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	37

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early Policy Years when the Policy Account Value is far below the death benefit we pay if the insured dies.

At Policy issue, the current charge will range from $0.05 to $0.94 per $1,000 of the Basic Sum Insured for the first ten years from issue of the Policy and the first ten years from issue of each Policy Segment. This charge is guaranteed not to exceed $0.05 to $0.94 per $1,000 of the Basic Sum Insured for all years of the Policy and each Policy Segment. Your Policy’s initial charge is set forth in your Policy. We will notify you of administrative charges resulting from increases in Face Amount.

Mortality and Expense Risk Charge

We deduct this charge monthly based on the Policy Account Value in the variable investment options.

The current charge is 0.00% per annum.

The mortality and expense risk charge is guaranteed never to exceed 0.25% per annum of the Policy Account Value in the variable investment options.

Indexed Account Charge

We deduct this charge monthly based on the Policy Account Value in the Indexed Account.

The current charge is 0.45% per annum.

The Indexed Account charge is guaranteed never to exceed 1.00% per annum of the Policy Account Value in the indexed option.

Cost of Insurance Charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, Face Amount, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of Net Amount at Risk for the Initial Face Amount is set out in your Policy and is based on the 2017 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Our current cost of insurance charge rates are lower than the guaranteed charges.

In situations where GIAC is underwriting a group of individuals, GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment performance, payments of premiums, fees and charges under the Policy,

38	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

death benefit option chosen, partial withdrawals, and changes in the Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other components of the Monthly Deduction, monthly Policy charges and monthly rider charges, with the exception of any Waiver of Monthly Deductions Rider attached to the Policy. A cost of insurance charge is determined separately for the Basic Sum Insured, Additional Sum Insured, and each Policy Segment.

After the first Policy Year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy. Any such change will be made on a uniform basis for insureds who have the same underwriting class, age on the Policy Date or the effective date of any Policy Segment, total Face Amount, sex, and Policy or Policy Segment duration.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying certain of the riders that we make available under the Policy, we will deduct rider costs. For some riders we deduct these costs from the Policy Account Value monthly, for other riders there may be a charge at Policy issue, if elected, or at the time of exercise of the rider. Availability of some riders may be limited based on issue age or state of issue.

The following riders that we make available have additional monthly costs associated with them:

•	Accidental Death Benefit Rider

•	Waiver of Monthly Deductions Rider

•	Disability Benefit Rider (Waiver of Specified Amount)

•	Whole Life Purchase Option Rider

Please see “Supplemental Benefits and Riders” and the Statement of Additional Information for further information about the riders available under the Policy. You may obtain a free copy of the Statement of Additional Information by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). These riders may not be available in all states.

OTHER CHARGES AND DEDUCTIONS

Interest on policy loans

If you have outstanding Policy Debt pursuant to a standard Policy loan, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the tenth Policy Anniversary or the insured’s Attained Age 60. At that time, the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%.

If you have outstanding Policy Debt pursuant to an indexed Policy loan, we charge compound interest that accrues daily at an annual rate of 6%, payable in arrears.

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Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized. We will borrow the amount of interest due from the unloaned Policy Account Value, and add it to the Loan Account if it was a standard loan. For indexed loans we will increase the Loan Amount by the amount of due but unpaid interest. See “Policy Loans.” The maximum amount of interest that can be capitalized is 100% of Policy Account Value less Policy Debt.

Carrying Charges on Liens

We charge compound interest that accrues daily on the Lien Amount, payable in arrears. The interest rate for the Lien Amount up to the Policy Account Value will be the lesser of the standard policy loan interest rate (see “Policy Loans (Interest on your standard policy loans”) and the Variable Interest Rate. The interest rate for any Lien Amount that exceeds the Policy Account Value will be the Variable Interest Rate. See “Enhanced Accelerated Benefit (EAB) Rider.”

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment options, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

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YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your Net Premiums and Policy Account Value are allocated. There are several variable investment options, the indexed option and the fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 34 investment divisions (variable investment options), each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust — a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy values, GIAC may transfer them from the Separate Account to its general account. We are obligated to pay all amounts promised under the Policy.

YOUR ALLOCATION OPTIONS	PROSPECTUS	41

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we offer are also able to invest in certain of the mutual funds through the Separate Account and other insurers may offer products that invest in certain of the mutual funds through their own separate accounts. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. See “Rights Reserved by GIAC,” and the prospectuses for the individual mutual funds.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that comprise the fund’s assets.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the summary prospectuses and prospectuses for the funds that accompany this prospectus. You should read these summary prospectuses and prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. None of the funds is affiliated with GIAC.

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
AB VPS Growth and Income Portfolio (Class B)	Long-term growth of capital.	Invests primarily in U.S. stocks, although it may invest in non-U.S. securities. Invests in companies of any size and in any industry. Normally holds equities of approximately 60-90 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
AB VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital.	Invests primarily in large-cap US stocks, although it may invest in non-US securities. Normally holds equities of 50-70 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

42	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
American Century VP Mid Cap Value Fund (Class II)	Long-term capital growth with income as a secondary objective.	The fund invests at least 80% of its assets in medium size companies. The fund considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The portfolio managers intend to manage the fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Long-term capital appreciation.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, that falls within the range of the Russell 2000® Value Index (the Index) or up to $2.5 billion, whichever is greater. The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $4.5 million to $8.0 billion as of March 31, 2018. The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may invest in any type of security, including common stocks and depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector and the industrials sector.	Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110

YOUR ALLOCATION OPTIONS	PROSPECTUS	43

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Davis Financial Portfolio	Long-term growth of capital.	Davis Financial Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers - NY, Inc. 620 Fifth Av, 3rd fl. New York, NY 10020
Davis Real Estate Portfolio	Total return through a combination of growth and income.	Davis Real Estate Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers - NY, Inc. 620 Fifth Av, 3rd fl. New York, NY 10020
Fidelity VIP Contrafund® Portfolio (Service Class 2)	The fund seeks long-term capital appreciation.

• Normally investing primarily in common stocks.

• Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public.

• Investing in domestic and foreign issuers.

• Investing in either “growth” stocks or “value” stocks or both.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Equity-Income Portfolio (Service Class 2)	The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

• Normally investing at least 80% of assets in equity securities.

• Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks.

• Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

• Investing in domestic and foreign issuers.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

• Potentially using covered call options as tools in managing the fund’s assets.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

44	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

• Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).

• Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.

• Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	The fund seeks to provide capital growth.

• Normally investing primarily in common stocks.

• Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks).

• Investing in domestic and foreign issuers.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Index 500 Portfolio (Initial Class)	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	• Normally investing at least 80% of assets in common stocks included in the S&P 500® Index. • Lending securities to earn income for the fund.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Geode Capital Management, LLC and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund. Geode 1 Post Office Square Boston, MA 02109 FMRC 245 Summer Street Boston, MA 02210

*	There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

YOUR ALLOCATION OPTIONS	PROSPECTUS	45

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Mid Cap Portfolio (Service Class 2)	The fund seeks long-term growth of capital.

• Normally investing primarily in common stocks.

• Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index).

• Potentially investing in companies with smaller or larger market capitalizations.

• Investing in domestic and foreign issuers.

• Investing in either “growth” stocks or “value” stocks or both.

• Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Invesco V.I. American Franchise Fund (Series II)	Seeks capital growth.	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Core Equity Fund (Series II)	Long-term growth of capital.	The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Managed Volatility Fund (Series II)	Both capital appreciation and current income while managing portfolio volatility.	The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

46	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Ivy VIP Mid Cap Growth (Class II)	To seek to provide growth of capital.

Ivy VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that IICO believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Portfolio, typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition.

In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. IICO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of IICO’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Ivy Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217
Janus Henderson Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real-estate related companies, including real estate investment trusts.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805

YOUR ALLOCATION OPTIONS	PROSPECTUS	47

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Janus Henderson Forty Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Henderson Research Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. The types of derivatives in which the Portfolio may invest include options and swaps. The Portfolio may use derivatives to manage the Portfolio’s equity exposure, to offset risks associated with an investment or market conditions, and to gain access to markets where direct investment may be restricted or unavailable. The Portfolio may also hold derivatives, such as warrants, in connection with corporate actions. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
MFS® Growth Series (Service Class)	Seeks capital appreciation	Normally invests primarily in equity securities. Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with large capitalizations, but may invest in companies of any size. The fund may invest in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

48	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
MFS® Investors Trust Series (Service Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Primarily invests in companies with large capitalizations, but may invest in companies of any size. The fund may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Fund’s assets in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® New Discovery Series (Service Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with small capitalizations, but may invest in companies of any size. MFS may invest the Fund’s assets in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Research Series (Service Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. The fund may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Primarily invests in companies with large capitalizations, but may invest in companies of any size. In conjunction with a team of investment research analysts, sector leaders select investments for the fund. The fund may invest in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

YOUR ALLOCATION OPTIONS	PROSPECTUS	49

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
MFS® Total Return Series (Service Class)	Seeks total return.	The fund invests in a combination of equity securities and debt instruments. MFS generally invests approximately 60% of the fund’s assets in equity securities and approximately 40% of the fund’s assets in debt instruments. These weightings do not reflect the fund’s cash balance and can vary over time due to market movements and cash flows. Of the fund’s investments in equity securities, MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). MFS normally invests a portion of the Fund’s assets in income-producing equity securities. Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments. The fund may invest in foreign securities. While the fund may invest the equity portion of the fund’s assets in companies of any size, it primarily invests in companies with large capitalizations. MFS normally invests the fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry or sector.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
PIMCO Total Return Portfolio (Advisor Class)	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.	PIMCO 650 Newport Center Drive Newport Beach, CA 92660
Pioneer Equity Income VCT Portfolio (Class II)	Current income and long-term growth of capital.	The Fund seeks current income and long term capital growth primarily through income producing equity securities of U.S. corporations.	Amundi Pioneer Asset Management, Inc. 60 State Street Boston, MA 02109

50	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Putnam VT Multi-Cap Core Fund (Class IB)	Seeks capital appreciation.

The Fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that the Fund believes have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the Fund places on the company. The Fund may also consider other factors the Fund believes will cause the stock price to rise. The Fund may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

			Putnam Investment Management, LLC. 100 Federal Street Boston MA 02110	Putnam Investments Limited, 16 St James’s Street, London England, SW1A 1ER
Templeton Foreign VIP Fund (Class 2 Shares)	Seeks long-term capital growth.	Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside of the U.S., including those of emerging markets.	Templeton Investment Counsel, LLC 300 S.E. 2nd Street Fort Lauderdale, FL 33301
Victory Sophus Emerging Markets VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, an emerging market country is one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. Also for purposes of this investment strategy, a company is considered an emerging market company if it is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144

YOUR ALLOCATION OPTIONS	PROSPECTUS	51

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective.	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. For purposes of this investment strategy, an investment is considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the investment team to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, and loans. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Park Avenue Institutional Advisers LLC 7 Hanover Square New York, NY 10004
Victory RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144

52	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory INCORE Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Victory INCORE Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Normally invests at least 80% of its net assets in debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144

YOUR ALLOCATION OPTIONS	PROSPECTUS	53

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory RS Small Cap Growth Equity VIP Series	Long-term capital growth.	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144

Some of these Funds may not be available in your state.

Relationship with the underlying mutual funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions, and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

Payments we receive

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”), for administration, distribution or other services (e.g., record-keeping) provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2018, all fund families (or their affiliated entities) pay us some form of compensation every year for administration, distribution, or other services. All fund families, except Janus, pay us compensation ranging from 0.05% to 0.30% (excluding distribution) of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 (distribution) fees from all of the funds, except the Davis and Victory fund families and the Fidelity VIP Index 500 Portfolio. Currently, the amount of 12b-1 fees is 0.25% of the average daily net assets that are invested in the variable investment options. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments, Rule 12b-1 fees and record keeping fees did not exceed 0.30%, 0.25%, and 0.05%, respectively in 2018. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

54	PROSPECTUS	YOUR ALLOCATION OPTIONS

Policyowners, through their indirect investment in the funds, bear the cost of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the Victory High Yield VIP Series because our affiliates receive compensation from the underlying mutual fund for investment advisory services to that fund. Thus, our affiliates receive more revenue with respect to that underlying mutual fund than from underlying mutual funds with non-affiliated advisors.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

Fund selection process

The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the Victory Variable Insurance Funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

YOUR ALLOCATION OPTIONS	PROSPECTUS	55

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

THE GENERAL ACCOUNT, THE FIXED-RATE OPTION AND THE INDEXED OPTION

The fixed-rate option, the indexed option and the Loan Account are part of GIAC’s general account. Values in the fixed-rate option, the indexed option and the Loan Account are part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. They are not held for the specific benefit of the policies. Subject to applicable law, we have sole discretion over the investment of assets of the fixed-rate option, the indexed option and the Loan Account.

Guarantees associated with assets in the general account are subject to the claims paying ability of the insurer and are subject to the risk that the insurer could default on its obligations under those guarantees.

Because of exemptive and exclusionary provisions, we have not registered our general account as an investment company under the 1940 Act, and interests in the fixed-rate option are not registered under the Securities Act of 1933 (the “Securities Act”).

Interests in the indexed option have not been registered with the SEC. GIAC believes that there are sufficient insurance elements and guarantees with respect to interests in the indexed option to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act. In addition, with respect to the indexed option, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

56	PROSPECTUS	YOUR ALLOCATION OPTIONS

The SEC staff does not review the prospectus disclosure about the fixed-rate option, the indexed option, or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

THE FIXED-RATE OPTION

Assets in the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Policy Account Value into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See “Transfers from the Fixed-Rate Option.” Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options or the indexed option, plus

•	the interest paid on your Policy Account Value in this option, minus

•	any deductions, withdrawals, loans, or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 1.5%. Interest rates may be changed at any time in our discretion, but not more than once per year, and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obligated to pay more than 1.5% in interest, although we may choose to do so.

There are significant limits on your right to transfer Policy Account Value from the fixed-rate option. Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, or the indexed option, it may take several years to do so. You should carefully consider whether the fixed-rate option meets your investment needs. See “Transfers from the fixed-rate option.”

THE INDEXED OPTION

You may allocate some or all of your Net Premiums and Policy Account Value into the indexed option. Your Policy Account Value in the indexed option is backed by GIAC’s general account.

It is important to know that when you allocate your Net Premium or Policy Account Value to an Indexed Account, it is not the same as investing in the underlying stocks comprising the applicable Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. So, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

Fixed-rate option

Assets in the fixed-rate option earn a set rate of interest and are backed by GIAC’s general account.

Indexed Option

The indexed option consists of a Holding Account and an Indexed Account(s). The Indexed Account(s) consists of the Indexed Segments created when your allocations to the indexed option are swept into an Indexed Account on an Indexed Segment Start Date.

Assets in Indexed Segments earn interest based, in part, on the growth over a period of time of an external index. Assets in the Holding Account earn a guaranteed 1.5% interest per annum.

YOUR ALLOCATION OPTIONS	PROSPECTUS	57

Holding Account

We credit interest at 1.5% on amounts in the Holding Account. At our option, we may credit more than 1.5%. If we declare a new interest rate, it will apply to all amounts in the Holding Account from the date of declaration until it is changed again.

The terms defined below will help you to understand how the indexed option works.

Holding Account	The account where amounts you request to be allocated or transferred to the indexed option are held prior to those amounts being allocated or transferred to the Indexed Account. Amounts in the Holding Account are credited interest at a guaranteed effective annual rate of 1.5%.

Index	An external index that is used, in part, in determining the amount of interest that will be credited to an Indexed Segment. We currently use the S&P 500 Price Return index, which excludes dividends. See “Appendix B” for more information on the Index.

Indexed Account(s)	The index-linked account(s) offered under this Policy. We currently make available a One-Year Indexed Account. We may make others available in the future.

Indexed Option Alternate Account	An account that is used to create a minimum guaranteed value for the indexed option when determining a death benefit or Net Cash Surrender Value for this policy.

Indexed Segment	Part of an Indexed Account. An Indexed Segment is created when an amount is transferred from the Holding Account to an Indexed Account on an Indexed Segment Start Date. Each Indexed Segment will have its own Indexed Segment Interest Credit.

Indexed Segment
Average Monthly Balance	The amount of the Indexed Segment on which the Indexed Segment Interest Credit is based. It is equal to the average of the Indexed Segment Monthly Balances for an Indexed Segment Period.

Indexed Segment
Guaranteed Minimum Interest Rate	This is the minimum Indexed Segment Rate of Return that can be used in the determination of the Indexed Segment Interest Credit. It is 0%.

Indexed Segment Interest Credit	The amount credited to the Policy Account Value for an Indexed Segment on an Indexed Segment Maturity Date. The Indexed Segment Interest Credit is equal to the Indexed Segment Rate of Return multiplied by the Indexed Segment Average Monthly Balance.

Indexed Segment Interest Rate

The percentage change in the value of the Index from the Indexed Segment Start Date to the Indexed Segment Maturity Date. It is equal to b/a-1 where:

a   is the closing value of the Index as of the Indexed Segment Start Date, and

b   is the closing value of the Index as of the Indexed Segment Maturity Date.

58	PROSPECTUS	YOUR ALLOCATION OPTIONS

Indexed Segment Interest Rate Cap	This is the maximum Indexed Segment Rate of Return. We set the cap on the Indexed Segment Start Date and it will not change for the duration of that Indexed Segment. The Indexed Segment Interest Rate Cap will never be lower than 2.5%.

Indexed Segment Maturity Date	One year from the Indexed Segment Start Date.

Indexed Segment Maturity Value	The Policy Account Value attributable to an Indexed Segment plus the Indexed Segment Interest Credit.

Indexed Segment
Minimum Interest Rate	This is the minimum Indexed Segment Rate of Return. We will set the Indexed Segment Minimum Interest Rate for a given Indexed Segment on the Indexed Segment Start Date and it will not change for that Indexed Segment. The Indexed Segment Minimum Interest Rate will never be less than the Indexed Segment Guaranteed Minimum Interest Rate.

Indexed Segment Monthly Balance	The monthly value of an Indexed Segment on the 20th day of the month. Any partial withdrawal, loan or transfer from an Indexed Segment processed during an Indexed Segment Period will reduce the Indexed Segment Monthly Balance for all prior Indexed Segment Monthly Balances for the Indexed Segment Period by the amount that the transaction reduced the Indexed Segment.

Indexed Segment Period	The period from the Indexed Segment Start Date to the Indexed Segment Maturity Date.

Indexed Segment Rate of Return	The rate used in the determination of the Indexed Segment Interest Credit. It reflects the growth in the Index during an Indexed Segment Period, subject to the Indexed Segment Interest Rate Cap and Indexed Segment Minimum Interest Rate.

The Indexed Segment Rate of Return is equal to the lesser of (i) a multiplied by b and (ii) c; provided that the lesser amount shall never be less than the Indexed Segment Minimum Interest Rate of 0%

a=the Indexed Segment Interest Rate

b=the Participation Rate

c=the Indexed Segment Interest Rate Cap

Indexed Segment Start Date	The 20th of each calendar month.

Participation Rate	This is the percentage of the Indexed Segment Interest Rate that is used to calculate the Indexed Segment Rate of Return. The Indexed Segment Participation Rate is guaranteed to be 100%.

Interest Crediting

Method

We use a one-year point-to-point crediting strategy that compares the change in the Index at two points in time — the Indexed Segment Start Date and the Indexed Segment Maturity Date. Because this method relies on two specified points in time to calculate the return, even if the Index is going up throughout the Indexed Segment Period, if it were to decline significantly on the last day of the Indexed Segment Period, part or all of the earlier gain can be lost. The opposite is also true. Also, because the Indexed Segment Interest Credit is not credited until the Indexed Segment Maturity Date, no interest will be credited if the Policy or the Indexed Segment terminates prior thereto.

YOUR ALLOCATION OPTIONS	PROSPECTUS	59

Holding Account

The indexed option is comprised of a Holding Account and the Indexed Account(s). The Indexed Account is made up of Indexed Segments. Net Premium and Policy Account Value allocated to the indexed option will first be placed in the Holding Account. The amount in the Holding Account will be transferred into the Indexed Account to create a new Indexed Segment on the next following Indexed Segment Start Date provided there is at least $100 in the Holding Account. If the amount in the Holding Account is less than $100 on an Indexed Segment Start Date, a new Indexed Segment will not be created until the next following Indexed Segment Start Date on which at least $100 is available for transfer. An Indexed Segment will not be created if the Indexed Segment Maturity Date will be later than the Policy Anniversary on which the insured’s Attained Age is 121.

Amounts in the Holding Account are credited interest which will accrue daily at a minimum guaranteed effective annual rate of 1.5% and will be credited to the Holding Account whenever a financial transaction takes place under the Policy and on any Indexed Segment Start Date prior to transferring the amounts in the Holding Account into a new Indexed Segment.

Indexed Segments

We will credit interest to each Indexed Segment on the Indexed Segment Maturity Date. This is the Indexed Segment Interest Credit (or the “Credit”). We credit interest based, in part, on the Indexed Segment Interest Rate, that is the percentage change in the Index over the Indexed Segment Period. If the Indexed Segment Interest Rate was negative, the amount of the Indexed Segment Interest Credit will be equal to the Indexed Segment Minimum Interest Rate.

The Indexed Segment Interest Rate Cap (or the “Cap”) is the highest percentage change in the value of the Index that we will use in determining the amount of the Indexed Segment Interest Credit. If the actual percentage change in the value of the Index over the Indexed Segment Period is greater than the Cap, we will use the Cap. We will multiply the Indexed Segment Interest Rate by the Participation Rate (100%) to determine the Indexed Segment Rate of Return. We then multiply the Indexed Segment Rate of Return by the Indexed Segment Average Monthly Balance to determine the amount of the Indexed Segment Interest Credit to be applied to the Indexed Segment.

The Indexed Segment Interest Rate Cap is subject to change at the Company’s discretion, but we guarantee that it will never be lower than an annual rate of 2.5%.

The following examples show how positive, negative and neutral changes in the Index affect the Indexed Segment Rate of Return used in calculating the Indexed Segment Interest Credit.

Assume that the Index closes at 1,100 on January 20th, 2018, when a new Indexed Segment is created. The Indexed Segment Maturity Date will then be January 20th, 2019. For the following examples, we will assume that the current Indexed Segment Interest Rate Cap is 10%.

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Example 1: The Indexed Segment Interest Rate is negative.

On the Indexed Segment Maturity Date, the Index closes at 1,000. The Indexed Segment Interest Rate is then (1,000 / 1,100) – 1, or -9.09%. Since this is less than the Indexed Segment Guaranteed Minimum Interest Rate of zero, the Indexed Segment Rate of Return will be zero.

Example 2: The Indexed Segment Interest Rate is positive, but less than the assumed Indexed Segment Interest Rate Cap of 10%.

On the Indexed Segment Maturity Date, the Index closes at 1,200. The Indexed Segment Interest Rate is then (1,200 / 1,100) – 1, or 9.09%. This is greater than the Indexed Segment Guaranteed Minimum Interest Rate of zero, but less than the assumed Indexed Segment Interest Rate Cap of 10%. The Indexed Segment Rate of Return will therefore be 9.09%.

Example 3: The Indexed Segment Interest Rate is greater than the Indexed Segment Interest Rate Cap.

On the Indexed Segment Maturity Date, the Index closes at 1,300. The Indexed Segment Interest Rate is then (1,300 / 1,100) – 1, or 18.18%. This is greater than the assumed Indexed Segment Interest Rate Cap of 10%. The Indexed Segment Rate of Return will therefore be equal to the Indexed Segment Interest Rate Cap of 10%.

How We Calculate the Indexed Segment Interest Credit

Hypothetical Assumptions
Indexed Segment Start Date:	01/20/18
Index close value on Indexed Segment Start Date:	14,000
Indexed Segment Maturity Date:	01/20/19
Index close value on Indexed Segment Maturity Date:	15,000
Indexed Segment Interest Rate Cap:	12%
Value of Indexed Segment on Indexed Segment Start Date:	$10,000
Dollar amount of charges deducted from this Indexed Segment each month:	$100

Indexed Segment Rate of Return

The Indexed Segment Interest Rate is (15,000 / 14,000) – 1, or 7.14%. Since this is greater than the Indexed Segment Minimum Interest Rate of zero, and less than the Indexed Segment Interest Rate Cap of 12%, we multiply 7.14% by the participation rate (100%) to get the Indexed Segment Rate of Return of 7.14%.

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Average Monthly Balance

We have assumed that there is $10,000 allocated to this Indexed Segment on the Indexed Segment Start Date, and that $100 in charges are being deducted each month. The Indexed Segment Monthly Balance on 02/20/18 will therefore be $10,000 - $100, or $9,900. On 03/20/18 the Indexed Segment Monthly Balance will be $9,800, on 04/20/18 it will be $9,700, and so on. The Indexed Segment Average Monthly Balance will be the average of these Indexed Segment Monthly Balances, or:

$(10,000 + 9,900 +9,800 +9,700 +9,600 +9,500 +9,400 + 9,300 + 9,200 +9,100 + 9,000 + 8,900) / 12 = $9,450.

Indexed Segment Interest Rate Credit

We multiply the Indexed Segment Rate of Return (7.14%) by the Indexed Segment Average Monthly Balance ($9,450) to get the Indexed Segment Interest Credit amount of $674.73. If the Indexed Segment Interest Rate had exceeded 12%, we would have used 12% to calculate the Indexed Segment Interest Credit and the Indexed Segment Interest Credit would have been $1,134. If the Indexed Segment Interest Rate had been negative, we would have used 0% to calculate the Indexed Segment Interest Credit, which would have been zero.

Effect of Voluntary Transactions

We assumed in this example that there were no voluntary transactions. If you transfer, withdraw, take standard loans or if, a Lien is created from an Indexed Segment prior to the Indexed Segment Maturity Date, the Indexed Segment Average Monthly Balance (and possibly the Indexed Segment Interest Credit) will be lower.

For instance, assume that you had withdrawn $5,000 from the Indexed Segment on July 20th, 2018. The Indexed Segment Average Monthly Balance would be reduced by $2,500 (half of $5,000 since the withdrawal occurred at the midpoint of the segment), and would be $6,950. The Indexed Segment Interest Credit would then be 7.14% multiplied by $6950, or $496.23.

Effect of certain transactions on Indexed Segments

While you may make partial withdrawals from Indexed Segments, take standard loans from Indexed Segments, make transfers out of an Indexed Segment, or request an EAB Rider distribution before the Indexed Segment Maturity Date, doing so may negatively impact your Indexed Segment.

If you make a partial withdrawal, transfer Policy Account Value, take a standard Policy loan from an Indexed Segment, or request an EAB Rider distribution, the amount of the withdrawal, transfer, loan, or EAB Rider distribution is deducted from the Indexed Segment as of the Indexed Segment Start Date. This may have the effect of reducing the Indexed Segment Interest Credit payable at maturity. If an Indexed Segment goes to zero because of withdrawals, loans, or EAB Rider distributions, or if you

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surrender your Policy, you will not receive an Indexed Segment Interest Credit. However, if an Indexed Segment goes to zero because of Monthly Deductions, or other involuntary withdrawals (e.g., loan interest capitalization) during an Indexed Segment Period, an Indexed Segment Interest Credit will be applied based on the Indexed Segment Average Monthly balance on the Indexed Segment Maturity Date.

Reallocation of Matured Indexed Segments

On each Indexed Segment Maturity Date we apply the Indexed Segment Interest Credit to the Policy Account Value in the maturing Indexed Segment and the resulting Indexed Segment Maturity Value is then allocated in accordance with the instructions we have on file for maturing Indexed Segments. If your instructions provide that the maturity value is to be reallocated to an Indexed Account, or if we do not have allocation instructions on file, the maturity value will be transferred to the Holding Account and a new Indexed Segment will be created on the Indexed Segment Start Date. If any portion of the Indexed Segment Maturity Value is currently being used to secure an indexed loan, that portion will be reallocated to the Indexed Account regardless of the allocation instructions that we have on file.

If your Policy is in default, and an Indexed Segment matures during the grace period, the Indexed Segment Interest Credit will be applied to the deficiency. If that amount results in the Policy Account Value less Policy Debt being zero or greater, no premium payments will be required.

Substituting an Index

We may substitute a different index for the Index if:

•	the calculation of an Index is substantially changed;

•	the publication of an Index is discontinued; or

•	we, in our sole discretion, determine that our use of an Index should be discontinued.

If, in our discretion, we substitute an alternate index for the Index, the new index will apply only to Indexed Segments created after the substitution and existing Indexed Segments would mature on their original Indexed Segment Maturity Dates. If we substitute an alternate index because the Index has been discontinued or substantially changed, we may mature any Indexed Segments early. If we did that, we would calculate the Indexed Segment Interest Credit by changing the Indexed Segment Maturity Date to the date of the most recently available closing value of the Index before it was discontinued or changed.

We will notify you if we add an index, or if we substitute a new index for an existing Index, before its use.

Indexed Option Alternate Account

If the value of the indexed option is less than the value of the Indexed Option Alternate Account, the difference between these two amounts will be included as part of the Policy Account Value when determining (i) the

YOUR ALLOCATION OPTIONS	PROSPECTUS	63

minimum death benefit that is payable under this Policy, and (ii) the Net Cash Surrender Value available to you if you surrender this Policy.

On the Policy Date, the value of the Indexed Option Alternate Account is zero. When you allocate Net Premium or transfer Policy Account Value to the indexed option, we will increase the Indexed Option Alternate Account by the same amount. We will not increase the Indexed Option Alternate Account by the amount of any Indexed Segment Interest Credits or Holding Account interest. When amounts are withdrawn from the indexed option either to pay a Monthly Deduction (other than the Indexed Account charge), to satisfy your request for a partial withdrawal, to satisfy your request to transfer amounts from the indexed option to a variable investment option or the fixed-rate option, to satisfy your request for a standard loan or to satisfy your request for an EAB Rider distribution, we will decrease the Indexed Option Alternate Account by the same amount.

We will credit interest on amounts in the Indexed Option Alternate Account at an effective annual rate of 2.5%. Interest accrues daily and is credited to the Indexed Option Alternate Account on a Monthly Processing Date or whenever a financial transaction takes place under the Policy. Interest will not be credited when the Indexed Option Alternate Account is zero or negative.

If, on the date we calculate a death benefit under the Policy or you surrender your Policy for its Net Cash Surrender Value, the amount in the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be applied to the Policy Account Value in determining the minimum death benefit payable under the Policy or the Net Cash surrender Value available to you. If the Policy lapses because the Policy Account Value is insufficient to pay the Monthly Deduction on a Monthly Processing Date, the amount by which the Indexed Option Alternate Account value exceeds the indexed option value will be paid to the Owner at the end of the grace period.

The Indexed Option Alternate Account value is not available for partial withdrawals, Policy loans, or EAB Rider distributions, nor is it used when we calculate the death benefit under Option 2 or the Net Amount at Risk.

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SPECIAL FEATURES OF YOUR POLICY

POLICY LOANS

At any time while the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. You may take either a standard loan or, beginning on the fifth Policy Anniversary, an indexed loan; however only one type of loan may be outstanding at any time. You may switch from a standard loan to an indexed loan or an indexed loan to a standard loan only on a Policy Anniversary.

The maximum amount you may borrow, your Policy’s loan value, depends on the type of loan you are taking and is calculated, as of the Business Day we receive your signed written request in Good Order.

The minimum amount you may borrow is $500, or your Policy’s loan value, if less. This amount may vary in some states. You should consult your Policy for further details. We will normally pay loan proceeds to you within seven days of receiving your request (see “Policy Proceeds” for exceptions to this general rule).

Standard loans

For standard loans, the loan value is calculated as follows:

•	98% of the Cash Surrender Value of your Policy, minus

•	any outstanding Policy Debt, minus

•	any interest due at the next Policy Anniversary on any existing Policy Debt, minus

•	any interest that will be due at the next Policy Anniversary on the amount to be borrowed, minus

•	any outstanding Lien and any carrying charges that will be due at the next Policy Anniversary on the Lien, minus

•

the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary, not to exceed three monthly deductions.

When you request a standard loan, we will first transfer the amount requested from the Policy Account Value in the variable investment options that you specify in your request to the Loan Account. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will transfer the excess into the Loan Account from your Policy Account Value in the Holding Account of the indexed option. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options and the Holding Account, we will transfer the excess into the Loan Account from your Policy Account Value in the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the loan requested exceeds the Policy Account Value in all variable investment options, the Holding Account and all Indexed Segments, we will transfer the excess into the Loan Account from your Policy Account Value in the fixed-rate option.

If you fail to specify the variable investment options from which to transfer the amount of the loan request into the Loan Account, we will

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. A Policy loan may be either a standard loan or, beginning on the fifth Policy Anniversary, an indexed loan. Only one type of loan may be outstanding at any time.

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Interest on

policy loans

For traditional loans, we charge interest at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th Policy Anniversary or the insured’s Attained Age 60. After this point the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed 3.5% annually.

For indexed loans, we charge interest at an annual rate of 6% on all outstanding Policy Debt payable in arrears.

process the loan request proportionately in relation to the amounts you have in each variable investment option. If the amount of the loan requested exceeds the Policy Account Value attributable to all variable investment options, we will transfer the excess amount from the Policy Account Value attributable to the indexed option into the Loan Account, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the loan request exceeds the Policy Account Value in all variable investment options and the indexed option, we will transfer the excess into the Loan Account from your Policy Account Value in the fixed-rate option up to the amount of the loan request. We will not process any request for a loan that exceeds the amount available.

Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred. Amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index, and amounts transferred from the fixed-rate option no longer earn the rate of interest that applies to the fixed-rate option. However, amounts in the Loan Account will earn interest at a minimum annual rate of 3% accrued daily and credited to the Loan Account whenever a financial transaction takes place under the policy. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate we credit on the loan is very small or non-existent. See “Treatment of Policy Proceeds.”

Interest on your standard policy loans

For standard loans we charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 60. At this time the current annual rate falls to 3% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 60, is guaranteed not to exceed 3.5%. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due we will add the amount of interest due to the Policy Debt. We will then attempt to pay the interest due by transferring an amount equal to the difference between the Policy Debt and the Loan Account from the values associated with your Policy to the Loan Account so that the Loan Account equals the Policy Debt. We do this by first using any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, we will transfer to the Loan Account from the variable investment options, the fixed-rate option and the indexed option, proportionately in relation to the amounts you have in these options, the amount necessary to increase the Loan Account to equal the Policy Debt. If this is still not enough to cover the full amount of loan interest due, we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and

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your Policy will not lapse. In this situation, however, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Indexed loans

For indexed loans, the loan value is the lesser of (i) the loan value for a standard loan calculated as set forth above and (ii) the value of your Policy’s indexed option.

On and after the fifth Policy Anniversary you may request an indexed loan at any time that there is not a standard loan outstanding. Unlike a standard loan, when you request an indexed loan, the amount of the indexed loan remains in the Indexed Segments or in the Holding Account. As a result it will continue to earn interest at either 2%, for amounts in the Holding Account, or based on the applicable external Index, for amounts in Indexed Segments. You may not transfer any amounts out of the indexed option that are being used to secure an indexed loan. If you request an EAB Rider distribution while an indexed loan is outstanding, the indexed loan will be converted to a standard loan.

Interest on your indexed policy loans

For indexed Policy loans, we charge compound interest that accrues daily at an annual rate of 6% on all outstanding Policy Debt payable in arrears. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your Policy’s indexed loan when it is due, after we process the Monthly Deductions due on that date, we will capitalize the amount of interest due and add it to the Loan Amount where it will then incur interest at the rate of 6%.

If the Loan Amount exceeds the Policy Account Value allocated to the indexed option, we will transfer amounts from the variable investment options and the fixed-rate option to the indexed option, in the same order that we would transfer such amounts to satisfy a new loan request, until the Policy Account Value attributable to the indexed option is equal to the indexed Loan Amount. If there is not enough Policy Account Value to cover the entire Loan Amount, we will transfer the existing Policy Account Value to the indexed option and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required loan repayment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and your Policy will not Lapse. However, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Repaying your policy loans

You may repay all or part of any outstanding Policy Debt at any time while the insured is alive and the Policy is in force.

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If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see “Interest on Your Standard Policy Loan” and “Interest on Your Indexed Policy Loan”), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to Zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account.

If (a) is less than (b), we reduce both the interest credited to the Loan Amount since the previous Policy Anniversary and the difference between the interest credited to the Loan Amount and the loan interest that has accrued but not yet been capitalized, by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions provided with the loan repayment. If you do not provide allocation instructions with your loan repayment, we will use your most current allocation instructions for premium payments. Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

If you have an outstanding indexed loan and you make a loan repayment, the amount of the repayment will reduce your outstanding Loan Amount and your Policy Debt. Because the amount of the indexed loan was never removed from the indexed option to collateralize your borrowing, the repayment does not increase your Policy Account Value attributable to the indexed option and has no impact on the Indexed Option Alternate Account value. Instead, by making a repayment and reducing the outstanding Loan Amount and the Policy Debt, you increase the Policy proceeds payable on the death of the insured and the amount of your Policy Account Value that is available to you for other transactions under the Policy (e.g., transfers to other allocation options, withdrawals).

Policy loan considerations

When taking out a Policy loan, you should consider:

•	for standard loans

•

amounts transferred out of the variable, fixed-rate and indexed options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

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•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full

•

if your standard Policy loan request is fulfilled from assets deducted from the indexed option, we will decrease the Indexed Option Alternate Account by an amount equal to the amount used to fulfill your loan request

•	if your standard loan request is fulfilled from assets deducted from an Indexed Segment, it may have a negative impact on the Indexed Segment Interest Credit

•	for indexed loans

•	the Indexed Segment Rate of Return may be less than the loan interest rate by up to 6%

•

if you capitalize loan interest you may have to move Policy Account Value from the variable or fixed-rate options into the indexed option if there is not enough value in the indexed option to capitalize the entire amount due

•

if, because of poor index performance, the Policy Debt grows larger than the indexed option value, you will have to transfer value from the variable or fixed-rate options into the indexed option or make additional payments to your Policy

•	for standard and indexed loans

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will be reduced dollar-for-dollar by the amount of any Policy Debt

•	there may be adverse tax consequences associated with taking a Policy loan. See “Federal Tax Considerations” for a discussion of modified endowment contracts and the effects on Policy loans.

Policy loan types at-a-glance

	Standard Policy Loan		Indexed Policy Loan
When Available	While insured is alive, at any time, provided no indexed loan is out standing		While insured is alive, beginning on the fifth Policy Anniversary, pro vided no standard loan is outstanding
Loan Value	98% of your Policy’s Cash Surrender Value, reduced by Policy Debt, Policy loan interest, and Monthly Deductions		The lesser of (i) the loan value for a standard loan and (ii) the value of your Policy’s indexed option
Loan Interest charged Until later of tenth Policy Anniversary or the insured’s Attained Age 60	Current interest rate	Guaranteed interest rate	Current interest rate	Guaranteed interest rate
	4%	4%	6%	6%
Loan Interest charged After later of tenth Policy Anniversary or the insured’s Attained Age 60	Current interest rate	Guaranteed interest rate	Current interest rate	Guaranteed interest rate
	3%	3.5%	6%	6%
Interest Credited	3% on amounts in the Loan Account		Amounts continue to earn interest as applicable to the Holding Account and Indexed Segments

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ENHANCED ACCELERATED BENEFIT (EAB) RIDER

If your Policy has the EAB Rider, you may be able to accelerate part of the death benefit by requesting an EAB Rider distribution if the insured is chronically ill or terminally ill and meets certain conditions. The rider is available at issue only and the maximum issue age for the Rider is 75. Accelerated distributions create a Lien that reduces the available Cash Surrender Value, Alternate Net Cash Surrender Value, loan value, and proceeds payable upon death of the insured.

Liens

The EAB Rider allows the policyowner to accelerate a part of the Policy’s death benefit prior to death of the insured with an interest-bearing lien if certain conditions are met.

The terms defined below will help you to understand how the Enhanced Accelerated Benefit (EAB) Rider works.

Lien	The unpaid Lien Amount plus the accrued and unpaid carrying charges.

Lien Amount	The sum of EAB Rider distributions plus capitalized carrying charges less any Lien repayments.

Variable Interest Rate	The Variable Interest Rate is based on the Moody’s Corporate Bond Yield Average as of the calendar month ending two months prior to the Policy Anniversary month. For example, the Variable Interest Rate for a Policy with a May anniversary will be based on the Moody’s Average as of the end of February.

EAB Rider Distributions (Liens)

The maximum EAB Rider distribution is determined by GIAC at the time the first payment is made to the policyowner. Subsequent withdrawals will decrease the total amount available for distribution under the rider.

The policyowner may request up to four EAB Rider distributions annually. The minimum amount per distribution is $500.00. The maximum amounts are as follows:

	Maximum annual EAB Rider distribution	Maximum lifetime EAB Rider distribution
Chronic Illness

For policies with a minimum base Face Amount of $250,000, the lesser of (i) the maximum allowable lifetime Lien Amount as determined by GIAC as of the date of the first distribution; or

(ii) the IRS stated maximum, which may vary from year to year. For policies with a base Face Amount of less than $250,000, the maximum annual EAB Rider distribution is reduced proportionately. We are required to take into account any similar benefit payments you may have received from this rider or other insurance sources made on a per diem basis.

(i) The Policy Account Value as of the date of the first distribution; PLUS

(ii) a percentage of Net Amount at Risk that varies according to the attained age of the insured on the date of the first distribution.

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	Maximum annual EAB Rider distribution	Maximum lifetime EAB Rider distribution
Terminal Illness	Maximum allowable lifetime Lien Amount as determined by GIAC as of the date of the first distribution.	(i) The Policy Account Value as of the date of the first distribution; PLUS (ii) 80% of the Net Amount at Risk less any outstanding Liens.

When you request an EAB Rider distribution, we will transfer your Policy Account Value from the variable investment options and the indexed option to the fixed-rate option and change your death benefit option to Option 1. Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred and amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index. However, amounts in the fixed-rate option that are not supporting a Lien earn interest at a minimum annual rate of 1.5% per annum and amounts in the fixed-rate option that support a Lien will earn interest at a minimum annual rate of 3.0% per annum. If you request an EABR Rider distribution while an indexed Policy loan is outstanding, the indexed Policy loan will be converted to a standard Policy loan

Carrying Charges on Liens

We charge compound interest that accrues daily on the Lien Amount, payable in arrears. We call this a carrying charge. The interest rate for the Lien Amount up to the Policy Account Value will be the lesser of the standard policy loan interest rate (see “Policy Loans (Interest on your standard policy loans)” and the Variable Interest Rate. The interest rate for any Lien Amount that exceeds the Policy Account Value will be the Variable Interest Rate.

On each Policy Anniversary while a Lien is outstanding, carrying charges become payable. If the carrying charges are not paid, they will be added to the Lien Amount. If the carrying charges cause the Lien to equal or exceed the Face Amount, you have the option to repay part of the Lien so the Lien does not exceed the Face Amount of the Policy thereby keeping the Policy in force.

Repaying your Liens

You may repay all or part the Lien at any time while the insured is alive and the Policy is in force. Any amounts in the fixed-rate option no longer supporting a Lien will earn interest at a minimum annual rate of 1.5%.

EAB Rider distribution considerations

Before taking an EAB Rider distribution, you should consider:

•

Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred and amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index;

•	As a result, taking a distribution will have a permanent effect on your Policy Account Value, even if the Lien is repaid in full;

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Decreasing the

Face Amount

You may request a reduction in your Policy’s Face Amount at any time.

Increasing the

Face Amount

You may request an increase in your Policy’s Face Amount on and after the first Policy Anniversary up to and including the insured’s Attained Age 70.

•	If you have an indexed Policy loan and take an EAB Rider distribution, it will be converted to a standard loan;

•	The amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit or maturity proceeds, will be reduced dollar-for-dollar by amount of any Lien; or

•	Once the EAB Rider is exercised there can be no:

•	decreases in Face Amount;

•	increases in Face Amount;

•	Policy splits; or

•	Transfers of Policy Account Value.

DECREASING THE FACE AMOUNT

You may request a reduction in the Policy’s Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	the insured is alive on the date the decrease will take effect

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the $5,000 minimum does not apply

•	the new Face Amount is not lower than our current minimum Face Amount of $100,000 ($250,000 for the preferred plus NT risk class),

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider, and

•	the EAB Rider has not been exercised

We will reduce your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. We’ll send you revised Policy pages reflecting the changes to your Policy. If a Face Amount decrease for a Policy issued as preferred plus NT reduces the Face Amount to below $250,000, the underwriting class will be changed to preferred NT.

If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment. Finally, we will reduce the Additional Sum Insured and the Basic Sum Insured, in that order, of the Initial Face Amount.

Reducing the Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

On and after the first Policy Anniversary up to and including the insured’s Attained Age 70, you may ask us to increase your Policy’s Face Amount. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	you prove that the insured meets our insurance requirements

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•	the insured is alive on the date the increase will take effect

•	the increase be for at least $25,000,

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider, and

•	the EAB Rider has not been exercised.

•	a Waiver of Monthly Deductions rider is present and the effective date of the increase occurs on or after the insured’s Attained Age 55.

We will increase your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. We’ll send you revised Policy pages reflecting the changes to your Policy.

If a Face Amount increase is issued with a substandard rating, the No Lapse Guarantee, if applicable, will be canceled. We will notify you prior to issuing an increase with a substandard rating.

The new Policy Segment resulting from a Face Amount increase will be part of the Basic Sum Insured.

An increase in Face Amount will be accompanied by its own underwriting class, cost of insurance charges for the increase, new Target Premiums, Minimum Monthly Premiums (if the No Lapse Guarantee is in effect), and Guaranteed Coverage Rider Minimum Monthly Premiums (if the Guaranteed Coverage Rider is in effect). In addition, the new Policy Segment will have new surrender and administrative charges. Increasing the Face Amount also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

PARTIAL WITHDRAWALS

At any time while the insured is living you may withdraw part of your Policy’s Net Cash Surrender Value. Your signed written request for withdrawal must be received in Good Order by our Customer Service Office. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” We will not approve or process a partial withdrawal if:

•	your remaining Net Cash Surrender Value would be insufficient to cover three times the most recent Monthly Deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your Policy’s Face Amount to fall below our minimum Face Amount, or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal; or

•	if a Lien is outstanding and a partial withdrawal would result in the Lien Amount being greater than the Net Cash Surrender Value of the Policy.

Partial

withdrawals

While the insured is living, you may be able to withdraw part of your Policy’s Net Cash Surrender Value. The minimum partial withdrawal is $500.

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We will tell you if any of these conditions apply.

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a reduction in your Face Amount. So if you wish to make a partial withdrawal that does not reduce your Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment and ending with the Additional Sum Insured and the Basic Sum Insured, in that order. See “Decreasing the Face Amount.”

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the indexed option, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the partial withdrawal request exceeds the Policy Account Value in all the variable investment options and the indexed option, we will deduct the excess from your Policy Account Value in the fixed-rate option.

If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment option. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the indexed option, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the partial withdrawal request exceeds the Policy Account Value in all variable investment options and the indexed option, the excess will be deducted from your Policy Account Value in the fixed-rate option. The tax consequences of making partial withdrawals are discussed under “Federal Tax Considerations.”

If your partial withdrawal request is satisfied from amounts deducted from the indexed option, we will decrease the Indexed Option Alternate Account by an amount equal to the amount so deducted. In addition, withdrawals from an Indexed Segment may reduce the Indexed Segment Interest Credit payable on the Indexed Segment Maturity Date. If the Indexed Segment goes to zero as a result of a partial withdrawal, no Indexed Segment Interest Credit will be applied to that Indexed Segment.

How We Calculate Reduction-free Partial Withdrawals

We will calculate the maximum withdrawal you can take without triggering a reduction in your Face Amount as of the Business Day we receive your request. This amount will be affected by which death benefit option you have chosen.

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If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your Net Accumulated Premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy at our Customer Service Office. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end. Your Policy’s Net Cash Surrender Value minus any outstanding Lien will normally be sent to you within seven days of the date we receive your request in Good Order. For exceptions to this general rule, see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.”

Your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value, including any amount held in the Loan Account minus

•	any surrender charges, minus

•	any outstanding Policy Debt.

The amount of any outstanding Lien will be deducted from the Net Cash Surrender Value.

If the Policy has the Alternate Net Cash Surrender Value Rider and is fully surrendered prior to Policy Month 84 and the surrender proceeds are not intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Net Cash Surrender Value will apply.

Surrendering your

policy

You may surrender your Policy for its Net Cash Surrender Value, less any outstanding Lien, while the insured is alive. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order.

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See “Cash Surrender Value, Net Cash Surrender Value and Alternate Net Cash Surrender Value” and “Alternate Net Cash Surrender Value Rider” in the section titled “Benefits and Policy Values.”

If you surrender your Policy before an Indexed Segment has matured, no Indexed Segment Interest Credit will be applied to that Indexed Segment.

If the Indexed Option Alternate Account value is greater than the amount in the indexed option, the difference between the Indexed Option Alternate Account value and the value of the indexed option will be added to the Policy Account Value when calculating your Policy’s Net Cash Surrender Value.

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value. Your total surrender charges will be the total of the surrender charges for the Initial Face Amount and for any Policy Segments. See “Deductions and Charges.”

Below are two hypothetical examples illustrating how the Policy’s surrender value is affected by the Indexed Option Alternate Account value when (a) the Indexed Option Alternate Account value is less than the indexed option value and (b) the Indexed Option Alternate Account value is greater than the indexed option value. These examples are illustrative only and are not intended to represent actual policy values. The examples assume no Policy Debt or Liens, and that the policyowner did not elect the Alternate Net Cash Surrender Value rider.

HYPOTHETICAL EXAMPLE

Surrender when Indexed Option Alternate Account value is LESS THAN the indexed option value

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Variable investment option value: $8,000.00

Fixed-rate option value: $2,000.00

Indexed option value: $1,000.00

Indexed Option Alternate Account value: $750.00

Policy Account Value: $11,000.00

Surrender Charge (year 5):	$7,330.00

Policy Debt:	0

Net Cash Surrender Value:	$3,670.00

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HYPOTHETICAL EXAMPLE

Surrender when Indexed Option Alternate Account value is GREATER THAN the indexed option value

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Variable investment option value: $8,000.00

Fixed-rate option value: $2,000.00

Indexed option value: $1,000.00

Indexed Option Alternate Account value: $1,250.00

Policy Account Value: $11,250.00

Surrender Charge (year 5):	$7,330.00

Policy Debt:	0

Net Cash Surrender Value:	$3,920.00

This provision may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

For a discussion of the federal tax consequences of surrendering your Policy, see “Federal Tax Considerations.”

TRANSFERS AMONG THE ALLOCATION OPTIONS

You may ask us to transfer your unloaned Policy Account Value in and out of the variable investment options or the indexed option, or into the fixed-rate option, at any time so long as no Lien is outstanding. We will make transfers based on the unit values at the end of the Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your agent or calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

If we receive your written or telephonic transfer request on a Business Day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs

Transfers

You may ask us to transfer your Policy Account Value in and out of the variable investment options and the indexed option, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. There are restrictions on transferring amounts out of the fixed-rate option.

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Information

Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $100, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you have made twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. Transfers among several investment options on the same day will be treated as a single transfer. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may

78	PROSPECTUS	SPECIAL FEATURES

include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•

refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect on the Separate Account or the underlying variable investment options;

•

refusing or otherwise restricting any transaction request if we are informed by any registered investment company of an underlying variable investment option that the purchase or redemption of shares to execute a transfer request would have a detrimental effect on the applicable variable investment option(s).

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful

SPECIAL FEATURES	PROSPECTUS	79

transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such

80	PROSPECTUS	SPECIAL FEATURES

as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days before or after your Policy Anniversary. If we receive your request in Good Order on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30 day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request in Good Order. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount. This limitation may be waived for a one-time transfer after repayment of all outstanding Liens.

Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so.

TRANSFERS FROM THE INDEXED OPTION

There are no restrictions on transfers out of the indexed option; however, transfers out of an Indexed Segment may have a negative impact on the Indexed Segment Interest Credit. If you transfer Policy Account Value out of an Indexed Segment, the amount transferred is deducted from the Indexed Segment as of the Indexed Segment Start Date. This may have the effect of

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Dollar Cost

Averaging and

Automatic

Rebalancing

Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. Automatic rebalancing is a systematic approach for maintaining a consistent risk profile over the long-term.

Neither dollar cost averaging nor automatic rebalancing guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

reducing the Indexed Segment Interest Credit payable at maturity. If an Indexed Segment goes to zero because of a transfer, you will not receive an Indexed Segment Interest Credit.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from an available money market variable investment option to another allocation option or options each month, over a period of time. Using dollar cost averaging, may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market. This feature is not available if a Lien is outstanding.

More detailed information concerning our dollar cost averaging transfer option program is available in the Statement of Additional Information and upon request from our Customer Service Office.

We do not charge for this feature. We reserve the right to modify, suspend or discontinue the dollar cost averaging program.

AUTOMATIC PORTFOLIO REBALANCING TRANSFER OPTION

Automatic portfolio rebalancing is a tool to help ensure that your assets are properly allocated according to your chosen investment strategy and risk tolerance as market conditions change over time. It may also help you earn more attractive long-term returns by shifting money from an asset class that has performed well to one that has lagged, providing relatively low prices in the underperforming asset class. Automatic portfolio rebalancing does not guarantee gains, nor does it assure that you will not have losses. This feature is not available if a Lien is outstanding.

If you choose automatic portfolio rebalancing, your Policy Account Value in the variable investment options will be automatically rebalanced every three months to maintain a desired asset allocation mix.

Please note that automatic portfolio rebalancing is not a market timing strategy in which you are trying to outguess the financial markets, but rather a systematic approach for maintaining a consistent risk profile over the long-term.

More detailed information on our automatic rebalancing transfer option program and an authorization form are available upon request from our Customer Service Office. You will also find additional information in the Statement of Additional Information.

We do not charge for this feature. We reserve the right to modify, suspend, or discontinue the automatic rebalancing transfer option program.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under death benefit options, and is payable when

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we receive proof that the insured has died while the Policy was in effect. It is calculated by deducting the sum of (b) from the sum of (a) where:

(a) is:

•	the death proceeds based on the death benefit option in effect as of the date of the insured’s death, plus

•	the proceeds of any coverage you have added to your Policy through additional benefit riders, if applicable,

and (b) is:

•	as of the date of the insured’s death, any outstanding Policy Debt, plus

•	any outstanding Lien; plus

•	as of the date of the insured’s death, the least of:

•	the amount needed to bring the Policy Account Value less Policy Debt up to zero, if such amount is less than zero on the date of death; or

•	the amount of any payment due under the No Lapse Guarantee, if applicable; or

•	any deficiency in the Guaranteed Coverage Rider requirement, if applicable.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect

•	the insured commits suicide within two years of the Policy Issue Date or date of a change in the Face Amount

•	there are limits imposed by riders to the Policy.

See “Limits to GIAC’s Right to Challenge a Policy” in the Statement of Additional Information for information on how your death benefit could be adjusted as a result of the insured’s death by suicide.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation in Good Order at our Customer Service Office. If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. If the proceeds are being taken from your Policy Account Value in the fixed-rate option or indexed option, we will normally pay proceeds promptly once we have received the necessary information in Good Order at our Customer Service Office. However, in certain circumstances, we may delay payment. See “Deferral of Payments” below.

This provision may vary depending on the state in which your Policy is issued. For example, some states have specific laws on payment of interest on Policy proceeds. You should refer to your Policy for further details.

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Deferral of Payment of Policy Proceeds and Other Transactions

Delay of Separate Account Payments and Transactions. If proceeds or transactions affect your Policy Account Value in the variable investment options, (such as allocation of Net Premiums, transfers, loans, death benefits, withdrawals, or other payments) we may delay them when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable,

•

one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares, or the Securities and Exchange Commission by order permits postponement of payment to protect policyowners, or

•	GIAC is required to delay payments because of federal laws designed to counter terrorism and prevent money laundering (see “Certain Restrictions on Payments under the Policy”).

In addition, federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require GIAC to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, GIAC would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until GIAC received instructions from the appropriate federal regulator. These laws may also require GIAC to provide information about the policyowner and his or her contract to government agencies and departments.

We may defer payment of death proceeds for up to 2 months only, unless otherwise permitted by state law.

Delay of General Account Proceeds and Other Transactions. If the proceeds or transactions affect your Policy Account Value in the fixed-rate option or the indexed option, state law may permit us to delay allocations of Net Premiums, transfers, loans, death benefits, withdrawals or other payments for up to six months from the date of your request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See “Transfers from the Fixed-Rate Option.”

Our ability to delay either paying these proceeds or effecting other transactions may vary by state law. You should refer to your Policy for details.

If we delay payment of proceeds as set forth above, we will pay interest as required by state law.

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Delay of Proceeds for Check Clearance. We reserve the right to defer payment of that portion of your Policy Account Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of Proceeds to Challenge Coverage. We may challenge the validity of your Policy based on any material misstatements made to us in the application for the Policy. See “Limits to GIAC’s Right to Challenge a Policy” in the Statement of Additional information.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the insured’s Attained Age 90, you have the right to exchange your Policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, that we make available for this purpose, without having to prove that the insured meets our insurance requirements. No partial exchanges are permitted. Once exercised, this right terminates. If your Policy has lapsed and been subsequently reinstated, this benefit can only be exercised after a minimum of one year has elapsed since the effective date of the reinstatement.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy will be equal to the Face Amount of this Policy on the date you make the exchange. The insured’s age when this Policy took effect will be carried over to the new policy.

Before you can make any exchange, you must repay any outstanding Policy Debt or Lien, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. For information on how this cost or credit is calculated, see the Statement of Additional Information or contact our Customer Service Office.

The new policy will have the same Policy Date as this Policy. It will be issued and effective the later of the Business Day that we receive your written exchange request in Good Order along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of the most recent Policy Segment of this Policy. However, it will be subject to any Face Amount limitations then in effect. Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be subject to any existing assignment of this Policy.

Exchanging a

policy

You may exchange your Policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

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Payment options

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more available payment options.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

An exchange may have tax consequences. See “Exchanges” under “Federal Tax Considerations.”

If the Policy is issued in Florida or New York, the policyowner will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option, the proceeds of your Policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate or indexed options. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information, available free of charge from our Customer Service Office, or contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

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FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Flexible Solutions VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

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Treatment of

policy proceeds

We believe that the death benefits under your Policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a Policy beyond the insured’s 121st year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 121st year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years or the first seven Policy years following a material change, such as a Face Amount increase, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or first seven years after each increase in Face Amount, for example as a result of a partial withdrawal or any decrease in Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

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If your policy is not considered a modified endowment contract:

•

money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your investment in the Policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the Policy has not been recovered. When you withdraw money from your Policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your investment in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your Policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax adviser regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed.

•

all modified endowment contracts issued to you by GIAC or its affiliates during the same calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year in which it is a modified endowment contract will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner.

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This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser.

EAB Rider Distributions. Payments made under the EAB Rider are intended to qualify for favorable tax treatment under section 101(g) of the Internal Revenue Code as an acceleration of the death benefit. Generally, the amounts will be excluded from income as an acceleration of the death benefit. However, in some circumstances the payments made under this rider may be taxable. Any chronic illness accelerated benefit amounts received, from this and/or other polices, that are above the IRS annual limit, may be taxable. The favorable tax treatments may not apply in instances where the underlying life insurance policy has been transferred for value or if the rider benefits are paid to an individual or non-natural entity who is not the insured. Under certain circumstances ownership by someone other than the insured may impact the tax treatment of benefits paid under the EAB Rider and the tax law is uncertain. Before taking an EAB Rider distribution, you should consult a tax adviser.

TAX TREATMENT OF EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another policy, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators. Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also

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change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Policy, please consult a legal or tax adviser.

ESTATE, GIFT, GENERATION SKIPPING TRANSFER AND OTHER TAXES

The transfer of a Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.

If you are both the policyowner and the insured, the death benefit under your Policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the Policy will be included in your gross estate. Also, if the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. The individual situation of a policyowner or beneficiary will determine how the ownership of a Policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

For 2019, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $11.40 million per individual and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

The Policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation skipping transfer (GST) tax may be imposed

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sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split dollar arrangements. Any business should consult with a qualified tax adviser before buying a Policy, and before making any changes or transactions under the Policy.

We recommend that anyone considering buying a Policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Life Settlements. The Tax Cuts and Jobs Act of 2017 added tax reporting provisions related to sales of a life insurance policy to a third party, such as a life settlement company.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Employer-owned life insurance contracts. An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. Pursuant to Section 101(j) of the Internal Revenue Code, unless certain eligibility, notice and consent

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requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by Section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. Contracts issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in exchange does not have a material increase in death benefit or other material change with respect to the old policy.

Corporate policyowners should consult their own tax advisers.

In addition, Internal Revenue Code Section 6039I requires any policyowner of employer-owned contracts to file an annual return providing certain information about such contracts.

It is the policyowner’s responsibility to satisfy the requirements of Sections 101(j) and 6039I.

If you fail to observe the notice and consent requirements of Section 101(j) of the Internal Revenue Code, the death benefit will be taxable to you when received.

If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Employers considering the purchase of, or owning one or more, life insurance contracts should consult their own advisers as to their obligations under Sections 101(j) and 6039I.

Policy Continuation Rider. Some policyowners may decide to purchase this Policy with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy until its value is just enough to pay off the Policy loans that have been taken out, keeping the Policy in force until the death of the insured by relying on the Policy Continuation rider. This strategy has several risks. First, if the death benefit under the Policy Continuation rider is lower than the Policy’s original death benefit, then the Policy might become a MEC, which could result in a significant tax liability attributable to the balance of any Policy Debt. Second, we will not permit the exercise of the Policy Continuation rider if to do so would mean your Policy would no longer qualify as life insurance under Section 7702. Third, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Finally, neither the IRS, nor the courts, has ruled on this strategy and it may be subject to challenge, since it is possible that loans under this Policy may be treated as taxable distributions upon conversion to a fixed Policy. In that event, assuming Policy loans have not already been subject to tax as

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Possible tax law

changes

There is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

distributions, significant tax liability could arise. If you are considering using the Policy in this manner, you should consult with and rely on a competent tax advisor before purchasing a Policy.

Medicare Tax on Investment Income. A 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from your policy.

POSSIBLE TAX LAW CHANGES

Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the policy is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

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RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in “The variable investment options,” we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See “Rights Reserved by GIAC.” If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners. You do not have the right to vote on the operations of the fixed-rate option.

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RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other variable investment options, or to one or more separate accounts, or to our general account,

•	adding, combining, or removing variable investment options in the Separate Account

•

substituting, for the Policy Account Value held in any variable investment options, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer unloaned Policy Account Value among the allocation options in order to implement any action that a variable investment option’s underlying mutual fund may take with respect to such variable investment option or in accordance with our right to impose transfer restrictions under the Policy as described in “Transfers among the Allocation Options” and “Frequent Transfers among the Variable Investment Options.”

•	changing the way we make deductions or collect charges but without increasing the charges unless, and only to the extent, as disclosed in this prospectus

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy.

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. Any such notice will set forth the actions you are entitled to take in such circumstances.

Incontestability

Generally, we cannot challenge your Policy once it is in force for two years.

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YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy, or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states and in certain circumstances (e.g., if the Policy is issued as a replacement of existing insurance coverage). You should refer to your Policy for further details.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

ABANDONED PROPERTY REQUIREMENTS (ESCHEATMENT)

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the Policy’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or policyowner last resided, as shown on our books and records, or to our state of domicile. The state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you keep your contact information and your beneficiary designations, including addresses, current. Please call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) to make such changes.

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OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Park Avenue Securities LLC (PAS) for the distribution and sale of the Policies. PAS is a wholly owned subsidiary of GIAC. PAS acts as principal underwriter of the Policies as well as other variable life insurance policies and variable annuities that we offer. The Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of PAS.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy. The actual amount of compensation received by your registered representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies as follows:

Policies without the Alternate Net Cash Surrender Value Rider

Policy Year One — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 50% of Policy premiums up to one Target Premium in the first Policy Year or the first Policy year of any Policy Segment.

Policy Years Two through Ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 1.5% of Policy premiums up to one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Year One — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 3.325% of Policy premiums in excess of one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Years Two through Ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 0.75% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policies with the Alternate Net Cash Surrender Value Rider Policy Years One through Five — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 15% of Policy premiums up to one Target Premium in the first five Policy Years or the first five years of any Policy Segment.

Policy Years Six through Ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 3% of Policy premiums up to one Target Premium in Policy Years six through ten or years six through ten of any Policy Policy Segment.

Policy Years One through Ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 3% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

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You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We also may compensate our agents through expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your Policy under the right to cancel provisions, your registered representative may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits. Some of these additional benefits are automatically issued with the Policy when certain requirements are met; some benefits you can add to your Policy at the time of issue. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your Policy Account Value. Charges for these supplemental benefits and riders are described in the “Charges and Deductions Tables” of this prospectus. These supplemental benefits and riders may not be available in all states.

We currently offer the following riders under the Policy:

Guaranteed Coverage Rider

•	Continues coverage when no value is left in the policy

•	Generally provides a benefit through attained age 85.

See “Guaranteed Coverage Rider” for more information about this rider

Accidental Death Benefit Rider

•	Provides an additional death benefit if death is due to an accident.

Waiver of Monthly Deductions Rider

•	Provides for the waiver of all Monthly Deductions when the insured is totally disabled.

Disability Benefit Rider (Waiver of Specified Amount)

•	Provides for the crediting of a specified amount when the insured is totally disabled, as if it were paid by the policyowner.

Whole Life Purchase Option Rider

•	Allows the policyowner to purchase a new whole life policy that we make available for this purpose, without evidence of insurability, at specified dates.

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Select Security Rider (Amendment to Owner provision)

•	Prevents the policyowner from making certain changes without the consent of the policyowner’s employer.

Policy Continuation Rider

•	Allows the policy to continue with a reduced death benefit if it is in danger of lapsing because of excessive policy loans.

Alternate Net Cash Surrender Value Rider

•	Designed to provide high early cash value in the Policy.

•	Target Premium and Face Amount minimums apply. Please ask your agent for further information or contact the Customer Service Office Contact Center.

See “Alternate Net Cash Surrender Value Rider” in the “Benefits and Policy Values” section for more information about this rider.

Enhanced Accelerated Benefit Rider (also known as Accelerated Death Benefit Rider)

•

Provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill, subject to satisfying the conditions of the rider.

•	This rider is not available with corporate-owned policies insuring multiple lives.

See “Enhanced Accelerated Benefit (EAB) Rider” in the “Special Features of Your Policy” section for more information about this rider.

See the Statement of Additional Information for more information about the other supplemental benefits listed above. You may obtain a free copy of the Statement of Additional Information by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) These riders may not be available in all states.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See “How Your Premiums Are Allocated” and “Transfers Among the Allocation Options” for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information

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and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You may always request paper copies of any of these documents at any time by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or nonperformance; or any interruption resulting from emergency circumstances.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Policy to government agencies and departments.

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LEGAL CONSIDERATIONS FOR EMPLOYERS

The Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the Policy is appropriate for this purpose.

CYBER SECURITY

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your Policy Account Value by, for example, interfering with our processing of policy transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

ILLUSTRATIONS

Illustrations will be preceded or accompanied by the current prospectuses for the Policy and the underlying variable investment options.

Illustrations can be based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. See “Appendix D-Hypothetical Illustrations.” Illustrations can also be based upon some of the characteristics of the insured person under the Policy as well as other Policy features chosen by you such as the Face Amount, death benefit option, and premium payment amounts. This type of illustration is called a personalized illustration. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment advisory fees and operating expenses of the variable investment options’ underlying mutual funds incurred in 2018 (or expected to be incurred in 2019, if such amount is expected to be higher) using either an arithmetic average or a weighted average of those fees and expenses. An arithmetic average illustration uses the straight average of all of the available underlying mutual funds’ investment management fees and expenses. A weighted average illustration uses the average of investment management fees and expenses based on the aggregate assets in the variable investment options at the end of 2018. Other types of illustrations that may be available are

OTHER INFORMATION	PROSPECTUS	103

fund specific illustrations, which use only the investment management fees and expenses of specific underlying funds, and historical illustrations, which reflect the actual performance of one of the available underlying funds during a stated period.

Personalized illustrations reflect the effects of any expense limitation arrangements that are in effect with respect to the underlying funds. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower. Hypothetical illustrations do not reflect these expense limitation arrangements.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

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APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below. Special terms used in connection with the indexed option can be found in “The Indexed Option.”

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Alternate Net Cash Surrender Value

For Policies with the Alternate Net Cash Surrender Value Rider, this is the Net Cash Surrender Value plus a percentage of the total of all premium loads, administrative charges, and per $1,000 charges we have deducted and plus a percentage of the applicable surrender charge from the date of issue of your Policy up to and including the date the Alternate Net Cash Surrender Value is calculated. Beginning with Policy Month 84, the Alternate Net Cash Surrender Value equals the Net Cash Surrender Value.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus non-tobacco (NT) risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will process on and as of the next following Business Day unless otherwise specified.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office

For regular mail: The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, PA 18002-6125

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APPENDIX A

For registered, certified or express mail: The Guardian Insurance & Annuity Company, Inc.

6255 Sterner’s Way

Bethlehem, PA 18017-9464

Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured plus any inforce Policy Segments in effect on the date of determination.

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Test

A test that, if satisfied, protects your Policy from lapse when you have an in-force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

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APPENDIX A

Indexed Option definitions can be found in “The Indexed Option.”

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued at GIAC’s Customer Service Office.

Lien Amount

The sum of EAB rider distributions plus capitalized carrying charges less any Lien repayments.

Lien or Liens

The unpaid Lien Amount plus the accrued and unpaid carrying charges.

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayments.

Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition, if applicable. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction or Monthly Deductions

The total of the charges due and payable on each Monthly Processing Date.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

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APPENDIX A

Net Accumulated Premiums

For death benefit Option 3, at issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums prior to the withdrawal decreased by the adjusted amount of the withdrawal. The adjusted amount of the withdrawal is the amount of the partial withdrawal reduced by the portion of the withdrawal, if any, that exceeds Net Accumulated Premiums on the date of the withdrawal. Loan repayments, Lien repayments, and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

Net Amount At Risk

On any Monthly Processing Date, the amount calculated as the Net Amount at Risk death benefit less the Policy Account Value. The Net Amount at Risk death benefit is the greater of:

•	the Face Amount, plus the Policy Account Value if Death Benefit Option 2 is in effect, or plus Net Accumulated Premiums if Death Benefit Option 3 is in effect; and

•	the Policy Account Value multiplied by the factor for the appropriate Attained Age shown in the Table of Death Benefit Factors in your Policy.

A separate Net Amount at Risk is determined for the Basic Sum Insured, Additional Sum Insured and for each Policy Segment. The Net Amount at Risk for any Policy Segment can never be less than zero.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero. The amount of any Lien will be deducted from the Net Cash Surrender Value prior to paying surrender proceeds.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Test

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have

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APPENDIX A

paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the indexed option, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account, or less the Loan Amount if there is an indexed loan outstanding. On a Monthly Processing Date, it is the value after subtracting the Monthly Deductions due on that date.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on the loan.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

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APPENDIX A

Surrender Charge Period

The period during which a surrender charge will be payable if you surrender your Policy. The Surrender Charge Period varies depending upon age of the insured when the Policy is issued or the Face Amount increased.

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium for the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium for a Policy Segment is based on the insured’s Attained Age and the underwriting class for that Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

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APPENDIX B

TABLE OF ALTERNATE NET CASH SURRENDER VALUE PERCENTAGES

Table of amortization percentages used in the calculation of the Alternate Net Cash Surrender Value. See the Alternate Net Cash Surrender Value rider for further information.

Policy Month	Percentage	Policy Month	Percentage
1	100%	43	71.25%
2	100%	44	70.00%
3	100%	45	68.75%
4	100%	46	67.50%
5	100%	47	66.25%
6	100%	48	65.00%
7	100%	49	62.92%
8	100%	50	60.84%
9	100%	51	58.76%
10	100%	52	56.68%
11	100%	53	54.60%
12	100%	54	52.52%
13	99.10%	55	50.44%
14	98.27%	56	48.36%
15	97.44%	57	46.28%
16	96.61%	58	44.20%
17	95.78%	59	42.12%
18	94.95%	60	40.00%
19	94.12%	61	37.50%
20	93.29%	62	35.00%
21	92.46%	63	32.50%
22	91.63%	64	30.00%
23	90.80%	65	27.50%
24	90.00%	66	25.00%
25	89.17%	67	22.50%
26	88.34%	68	20.00%
27	87.51%	69	17.50%
28	86.68%	70	15.00%
29	85.85%	71	12.50%
30	85.02%	72	10.00%
31	84.19%	73	9.17%
32	83.36%	74	8.34%
33	82.53%	75	7.51%
34	81.70%	76	6.68%
35	80.87%	77	5.85%
36	80.00%	78	5.02%
37	78.75%	79	4.19%
38	77.50%	80	3.36%
39	76.25%	81	2.53%
40	75.00%	82	1.70%
41	73.75%	83	0.87%
42	72.50%	84	0%

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APPENDIX C

INDEXED ACCOUNTS

The following Indexed Accounts are currently available for allocation of your Net Premiums and unloaned Policy Account Value. Indexes do not have sales charges and it is not possible to invest directly in an index.

S&P 500 (price return)i (excluding dividends)

This is an unmanaged index of 500 stocks from a broad range of industries, considered to be representative of the stock market in general.

[i]

“The “S&P 500 (price return)“ is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Guardian Insurance & Annuity Company, Inc (“GIAC”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GIAC. Flexible Solutions® VUL 2018 (the “Policy”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices make any representation or warranty, express or implied, to policyowners or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 (price return) to track general market performance. S&P Dow Jones Indices’ only relationship to GIAC with respect to the S&P 500 (price return) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 (price return) is determined, composed and calculated by S&P Dow Jones Indices without regard to GIAC or the Policy. S&P Dow Jones Indices have no obligation to take the needs of GIAC or the owners of the Policy into consideration in determining, composing or calculating the S&P 500 (price return). S&P Dow Jones Indices is responsible for and have not participated in the determination of the prices, and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Policy. There is no assurance that investment products based on the S&P 500 (price return) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 (price return) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GIAC], OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 (price return) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GIAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”

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APPENDIX D

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $500,000 for a male insured Age 40, preferred NT underwriting class, utilizing the Guideline Premium Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given first for a Policy with an Option 1 death benefit, then for a Policy with an Option 2 death benefit, and, finally, for a Policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for the Policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the unloaned Policy Account Value among the variable investment options, the indexed option, and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the Surrender Charge Period. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.94% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2018, before taking into account any applicable expense reimbursements or fee waivers, and on the hypothetical assumption that Policy Account Value is allocated equally among the variable investment options. The rate does not reflect expense limitation arrangements in effect with respect to the underlying mutual funds. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any Policy will vary depending upon the actual allocation of Policy Account Value among the allocation options. For an explanation of the expenses see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -0.94%, 5.06%, and 9.06%, respectively.

APPENDICES	PROSPECTUS	113

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s taxes.

Because each policyowner’s circumstances will differ from those in the following hypothetical illustrations, policy values will differ as well. Therefore, GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected. Any premium-based illustration must reflect GIAC’s current minimum face amount requirement for the Policy — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2018, after giving effect to any applicable expense limitation arrangements. Policyowners should contact their registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future. Any non-standard performance data contained in such materials will always be accompanied by standard performance data.

The Policies were not available when the funds offered hereunder as of the date of this Prospectus commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

Illustrations will be preceded or accompanied by the current prospectuses for the policy and the underlying variable investment options.

114	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,628	0	500,000	6,830	4,954	0	500,000	6,830	5,171	0	500,000

2	41	6,830	9,213	0	500,000	6,830	10,159	604	500,000	6,830	10,812	1,257	500,000

3	42	6,830	13,758	4,938	500,000	6,830	15,631	6,811	500,000	6,830	16,969	8,149	500,000

4	43	6,830	18,261	10,151	500,000	6,830	21,382	13,272	500,000	6,830	23,686	15,576	500,000

5	44	6,830	22,719	15,389	500,000	6,830	27,424	20,094	500,000	6,830	31,013	23,683	500,000

6	45	6,830	27,066	20,681	500,000	6,830	33,703	27,318	500,000	6,830	38,935	32,550	500,000

7	46	6,830	31,312	25,877	500,000	6,830	40,242	34,807	500,000	6,830	47,521	42,086	500,000

8	47	6,830	35,470	30,980	500,000	6,830	47,066	42,576	500,000	6,830	56,842	52,352	500,000

9	48	6,830	39,586	36,046	500,000	6,830	54,239	50,699	500,000	6,830	67,016	63,476	500,000

10	49	6,830	43,668	41,078	500,000	6,830	61,783	59,193	500,000	6,830	78,126	75,536	500,000

15	54	6,830	68,707	68,707	500,000	6,830	111,960	111,960	500,000	6,830	157,991	157,991	500,000

20	59	6,830	90,896	90,896	500,000	6,830	174,927	174,927	500,000	6,830	279,182	279,182	710,739

25	64	6,830	108,683	108,683	500,000	6,830	253,413	253,413	549,469	6,830	458,728	458,728	994,648

30	69	6,830	119,004	119,004	500,000	6,830	347,683	347,683	647,834	6,830	719,914	719,914	1,341,409

35	74	6,830	119,613	119,613	500,000	6,830	460,472	460,472	745,173	6,830	1,099,287	1,099,287	1,778,954

40	79	6,830	102,528	102,528	500,000	6,830	593,312	593,312	847,703	6,830	1,643,742	1,643,742	2,348,518

45	84	6,830	49,550	49,550	500,000	6,830	747,842	747,842	960,116	6,830	2,417,467	2,417,467	3,103,661

50	89	0	0	0	0	6,830	926,552	926,552	1,094,205	6,830	3,510,804	3,510,804	4,146,059

55	94	0	0	0	0	6,830	1,131,790	1,131,790	1,260,248	6,830	5,046,130	5,046,130	5,618,864

60	99	0	0	0	0	6,830	1,407,180	1,407,180	1,434,956	6,830	7,407,515	7,407,515	7,553,728

65	104	0	0	0	0	6,830	1,839,202	1,839,202	1,839,202	6,830	11,471,620	11,471,620	11,471,620

70	109	0	0	0	0	6,830	2,392,160	2,392,160	2,392,160	6,830	17,741,975	17,741,975	17,741,975

75	114	0	0	0	0	6,830	3,099,908	3,099,908	3,099,908	6,830	27,416,268	27,416,268	27,416,268

80	119	0	0	0	0	6,830	4,005,776	4,005,776	4,005,776	6,830	42,342,367	42,342,367	42,342,367

81	120	0	0	0	0	6,830	4,215,355	4,215,355	4,215,355	6,830	46,185,729	46,185,729	46,185,729

82	121	0	0	0	0	0	0	0	0	0	0	0	0
IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	115

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,614	0	500,000	6,830	4,939	0	500,000	6,830	5,156	0	500,000

2	41	6,830	9,001	0	500,000	6,830	9,937	382	500,000	6,830	10,584	1,029	500,000

3	42	6,830	13,294	4,474	500,000	6,830	15,133	6,313	500,000	6,830	16,447	7,627	500,000

4	43	6,830	17,499	9,389	500,000	6,830	20,543	12,433	500,000	6,830	22,790	14,680	500,000

5	44	6,830	21,619	14,289	500,000	6,830	26,178	18,848	500,000	6,830	29,659	22,329	500,000

6	45	6,830	25,679	19,294	500,000	6,830	32,075	25,690	500,000	6,830	37,124	30,739	500,000

7	46	6,830	29,660	24,225	500,000	6,830	38,227	32,792	500,000	6,830	45,223	39,788	500,000

8	47	6,830	33,573	29,083	500,000	6,830	44,660	40,170	500,000	6,830	54,021	49,531	500,000

9	48	6,830	37,411	33,871	500,000	6,830	51,377	47,837	500,000	6,830	63,575	60,035	500,000

10	49	6,830	41,170	38,580	500,000	6,830	58,390	55,800	500,000	6,830	73,950	71,360	500,000

15	54	6,830	59,605	59,605	500,000	6,830	99,515	99,515	500,000	6,830	142,284	142,284	500,000

20	59	6,830	74,640	74,640	500,000	6,830	149,600	149,600	500,000	6,830	244,608	244,608	622,721

25	64	6,830	84,999	84,999	500,000	6,830	210,631	210,631	500,000	6,830	393,855	393,855	853,986

30	69	6,830	87,000	87,000	500,000	6,830	284,116	284,116	529,390	6,830	607,005	607,005	1,131,026

35	74	6,830	73,877	73,877	500,000	6,830	368,893	368,893	596,972	6,830	905,524	905,524	1,465,391

40	79	6,830	27,826	27,826	500,000	6,830	461,729	461,729	659,702	6,830	1,310,573	1,310,573	1,872,499

45	84	0	0	0	0	6,830	559,403	559,403	718,189	6,830	1,845,143	1,845,143	2,368,884

50	89	0	0	0	0	6,830	653,862	653,862	772,174	6,830	2,515,748	2,515,748	2,970,955

55	94	0	0	0	0	6,830	741,921	741,921	826,129	6,830	3,338,764	3,338,764	3,717,712

60	99	0	0	0	0	6,830	875,538	875,538	892,820	6,830	4,619,538	4,619,538	4,710,721

65	104	0	0	0	0	6,830	1,138,661	1,138,661	1,138,661	6,830	7,074,796	7,074,796	7,074,796

70	109	0	0	0	0	6,830	1,471,255	1,471,255	1,471,255	6,830	10,815,860	10,815,860	10,815,860

75	114	0	0	0	0	6,830	1,891,664	1,891,664	1,891,664	6,830	16,516,098	16,516,098	16,516,098

80	119	0	0	0	0	6,830	2,423,073	2,423,073	2,423,073	6,830	25,201,522	25,201,522	25,201,522

81	120	0	0	0	0	6,830	2,545,130	2,545,130	2,545,130	6,830	27,422,189	27,422,189	27,422,189

82	121	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

116	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,622	0	504,622	6,830	4,947	0	504,947	6,830	5,164	0	505,164

2	41	6,830	9,196	0	509,196	6,830	10,139	584	510,139	6,830	10,791	1,236	510,791

3	42	6,830	13,724	4,904	513,724	6,830	15,592	6,772	515,592	6,830	16,925	8,105	516,925

4	43	6,830	18,205	10,095	518,205	6,830	21,315	13,205	521,315	6,830	23,610	15,500	523,610

5	44	6,830	22,635	15,305	522,635	6,830	27,320	19,990	527,320	6,830	30,892	23,562	530,892

6	45	6,830	26,946	20,561	526,946	6,830	33,547	27,162	533,547	6,830	38,750	32,365	538,750

7	46	6,830	31,145	25,710	531,145	6,830	40,016	34,581	540,016	6,830	47,247	41,812	547,247

8	47	6,830	35,246	30,756	535,246	6,830	46,753	42,263	546,753	6,830	56,451	51,961	556,451

9	48	6,830	39,298	35,758	539,298	6,830	53,819	50,279	553,819	6,830	66,478	62,938	566,478

10	49	6,830	43,310	40,720	543,310	6,830	61,241	58,651	561,241	6,830	77,412	74,822	577,412

15	54	6,830	67,762	67,762	567,762	6,830	110,235	110,235	610,235	6,830	155,401	155,401	655,401

20	59	6,830	88,766	88,766	588,766	6,830	170,261	170,261	670,261	6,830	272,775	272,775	772,775

25	64	6,830	104,152	104,152	604,152	6,830	241,802	241,802	741,802	6,830	448,069	448,069	971,536

30	69	6,830	109,694	109,694	609,694	6,830	322,792	322,792	822,792	6,830	704,143	704,143	1,312,022

35	74	6,830	102,381	102,381	602,381	6,830	412,013	412,013	912,013	6,830	1,076,102	1,076,102	1,741,434

40	79	6,830	73,114	73,114	573,114	6,830	500,580	500,580	1,000,580	6,830	1,609,934	1,609,934	2,300,214

45	84	6,830	5,940	5,940	505,940	6,830	568,774	568,774	1,068,774	6,830	2,368,579	2,368,579	3,040,897

50	89	0	0	0	0	6,830	576,556	576,556	1,076,556	6,830	3,440,623	3,440,623	4,063,179

55	94	0	0	0	0	6,830	450,002	450,002	950,002	6,830	4,946,061	4,946,061	5,507,437

60	99	0	0	0	0	6,830	107,592	107,592	607,592	6,830	7,113,717	7,113,717	7,613,717

65	104	0	0	0	0	6,830	175,820	175,820	675,820	6,830	11,018,332	11,018,332	11,518,332

70	109	0	0	0	0	6,830	263,146	263,146	763,146	6,830	17,042,613	17,042,613	17,542,613

75	114	0	0	0	0	6,830	374,918	374,918	874,918	6,830	26,337,249	26,337,249	26,837,249

80	119	0	0	0	0	6,830	517,978	517,978	1,017,978	6,830	40,677,590	40,677,590	41,177,590

81	120	0	0	0	0	6,830	551,077	551,077	1,051,077	6,830	44,370,123	44,370,123	44,870,123

82	121	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	117

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,608	0	504,608	6,830	4,932	0	504,932	6,830	5,149	0	505,149

2	41	6,830	8,980	0	508,980	6,830	9,914	359	509,914	6,830	10,559	1,004	510,559

3	42	6,830	13,250	4,430	513,250	6,830	15,083	6,263	515,083	6,830	16,392	7,572	516,392

4	43	6,830	17,425	9,315	517,425	6,830	20,454	12,344	520,454	6,830	22,690	14,580	522,690

5	44	6,830	21,505	14,175	521,505	6,830	26,036	18,706	526,036	6,830	29,495	22,165	529,495

6	45	6,830	25,517	19,132	525,517	6,830	31,865	25,480	531,865	6,830	36,876	30,491	536,876

7	46	6,830	29,441	24,006	529,441	6,830	37,933	32,498	537,933	6,830	44,864	39,429	544,864

8	47	6,830	33,289	28,799	533,289	6,830	44,261	39,771	544,261	6,830	53,523	49,033	553,523

9	48	6,830	37,052	33,512	537,052	6,830	50,852	47,312	550,852	6,830	62,901	59,361	562,901

10	49	6,830	40,725	38,135	540,725	6,830	57,713	55,123	557,713	6,830	73,055	70,465	573,055

15	54	6,830	58,476	58,476	558,476	6,830	97,432	97,432	597,432	6,830	139,136	139,136	639,136

20	59	6,830	72,231	72,231	572,231	6,830	144,193	144,193	644,193	6,830	236,022	236,022	736,022

25	64	6,830	80,318	80,318	580,318	6,830	197,753	197,753	697,753	6,830	377,599	377,599	877,599

30	69	6,830	78,253	78,253	578,253	6,830	254,310	254,310	754,310	6,830	581,087	581,087	1,082,734

35	74	6,830	58,528	58,528	558,528	6,830	305,477	305,477	805,477	6,830	868,016	868,016	1,404,693

40	79	6,830	4,743	4,743	504,743	6,830	329,732	329,732	829,732	6,830	1,257,704	1,257,704	1,796,962

45	84	0	0	0	0	6,830	284,636	284,636	784,636	6,830	1,770,319	1,770,319	2,272,821

50	89	0	0	0	0	6,830	66,905	66,905	566,905	6,830	2,378,177	2,378,177	2,878,177

55	94	0	0	0	0	0	0	0	0	6,830	2,993,935	2,993,935	3,493,935

60	99	0	0	0	0	0	0	0	0	6,830	3,552,546	3,552,546	4,052,546

65	104	0	0	0	0	0	0	0	0	6,830	3,855,679	3,855,679	4,355,679

70	109	0	0	0	0	0	0	0	0	6,830	3,663,217	3,663,217	4,163,217

75	114	0	0	0	0	0	0	0	0	6,830	2,552,410	2,552,410	3,052,410

80	119	0	0	0	0	0	0	0	0	6,830	804,744	804,744	1,304,744

81	120	0	0	0	0	0	0	0	0	6,830	357,905	357,905	857,905

82	121	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

118	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,620	0	506,830	6,830	4,946	0	506,830	6,830	5,163	0	506,830

2	41	6,830	9,190	0	513,660	6,830	10,134	579	513,660	6,830	10,786	1,231	513,660

3	42	6,830	13,711	4,891	520,490	6,830	15,581	6,761	520,490	6,830	16,916	8,096	520,490

4	43	6,830	18,183	10,073	527,320	6,830	21,297	13,187	527,320	6,830	23,594	15,484	527,320

5	44	6,830	22,601	15,271	534,150	6,830	27,292	19,962	534,150	6,830	30,870	23,540	534,150

6	45	6,830	26,894	20,509	540,980	6,830	33,508	27,123	540,980	6,830	38,722	32,337	540,980

7	46	6,830	31,071	25,636	547,810	6,830	39,963	34,528	547,810	6,830	47,214	41,779	547,810

8	47	6,830	35,144	30,654	554,640	6,830	46,683	42,193	554,640	6,830	56,415	51,925	554,640

9	48	6,830	39,163	35,623	561,470	6,830	53,733	50,193	561,470	6,830	66,444	62,904	561,470

10	49	6,830	43,137	40,547	568,300	6,830	61,136	58,546	568,300	6,830	77,385	74,795	568,300

15	54	6,830	67,295	67,295	602,450	6,830	110,093	110,093	602,450	6,830	155,710	155,710	602,450

20	59	6,830	87,704	87,704	636,600	6,830	170,409	170,409	636,600	6,830	274,796	274,796	699,572

25	64	6,830	101,723	101,723	670,750	6,830	243,440	243,440	670,750	6,830	452,171	452,171	980,431

30	69	6,830	103,784	103,784	704,900	6,830	329,628	329,628	704,900	6,830	710,212	710,212	1,323,332

35	74	6,830	88,260	88,260	739,050	6,830	433,046	433,046	739,050	6,830	1,085,025	1,085,025	1,755,873

40	79	6,830	38,114	38,114	773,200	6,830	557,892	557,892	797,096	6,830	1,622,945	1,622,945	2,318,804

45	84	0	0	0	0	6,830	705,352	705,352	905,565	6,830	2,387,394	2,387,394	3,065,051

50	89	0	0	0	0	6,830	875,950	875,950	1,034,447	6,830	3,467,632	3,467,632	4,095,075

55	94	0	0	0	0	6,830	1,071,935	1,071,935	1,193,599	6,830	4,984,572	4,984,572	5,550,320

60	99	0	0	0	0	6,830	1,334,693	1,334,693	1,361,038	6,830	7,317,651	7,317,651	7,462,091

65	104	0	0	0	0	6,830	1,746,423	1,746,423	1,746,423	6,830	11,332,974	11,332,974	11,332,974

70	109	0	0	0	0	6,830	2,273,409	2,273,409	2,273,409	6,830	17,528,062	17,528,062	17,528,062

75	114	0	0	0	0	6,830	2,947,915	2,947,915	2,947,915	6,830	27,086,230	27,086,230	27,086,230

80	119	0	0	0	0	6,830	3,811,235	3,811,235	3,811,235	6,830	41,833,164	41,833,164	41,833,164

81	120	0	0	0	0	6,830	4,010,971	4,010,971	4,010,971	6,830	45,630,392	45,630,392	45,630,392

82	121	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	119

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,607	0	506,830	6,830	4,931	0	506,830	6,830	5,148	0	506,830

2	41	6,830	8,973	0	513,660	6,830	9,907	352	513,660	6,830	10,553	998	513,660

3	42	6,830	13,233	4,413	520,490	6,830	15,068	6,248	520,490	6,830	16,379	7,559	520,490

4	43	6,830	17,393	9,283	527,320	6,830	20,427	12,317	527,320	6,830	22,668	14,558	527,320

5	44	6,830	21,453	14,123	534,150	6,830	25,993	18,663	534,150	6,830	29,461	22,131	534,150

6	45	6,830	25,439	19,054	540,980	6,830	31,804	25,419	540,980	6,830	36,830	30,445	540,980

7	46	6,830	29,332	23,897	547,810	6,830	37,849	32,414	547,810	6,830	44,806	39,371	547,810

8	47	6,830	33,142	28,652	554,640	6,830	44,152	39,662	554,640	6,830	53,454	48,964	554,640

9	48	6,830	36,858	33,318	561,470	6,830	50,714	47,174	561,470	6,830	62,825	59,285	561,470

10	49	6,830	40,477	37,887	568,300	6,830	57,544	54,954	568,300	6,830	72,978	70,388	568,300

15	54	6,830	57,767	57,767	602,450	6,830	97,087	97,087	602,450	6,830	139,317	139,317	602,450

20	59	6,830	70,510	70,510	636,600	6,830	143,756	143,756	636,600	6,830	237,842	237,842	636,600

25	64	6,830	76,384	76,384	670,750	6,830	197,748	197,748	670,750	6,830	383,781	383,781	832,143

30	69	6,830	68,998	68,998	704,900	6,830	256,456	256,456	704,900	6,830	592,372	592,372	1,103,761

35	74	6,830	35,616	35,616	739,050	6,830	314,343	314,343	739,050	6,830	884,530	884,530	1,431,417

40	79	0	0	0	0	6,830	355,211	355,211	773,200	6,830	1,280,981	1,280,981	1,830,219

45	84	0	0	0	0	6,830	337,452	337,452	807,350	6,830	1,804,243	1,804,243	2,316,375

50	89	0	0	0	0	6,830	76,830	76,830	841,500	6,830	2,460,719	2,460,719	2,905,968

55	94	0	0	0	0	0	0	0	0	6,830	3,266,448	3,266,448	3,637,189

60	99	0	0	0	0	0	0	0	0	6,830	4,520,218	4,520,218	4,609,440

65	104	0	0	0	0	0	0	0	0	6,830	6,923,463	6,923,463	6,923,463

70	109	0	0	0	0	0	0	0	0	6,830	10,585,274	10,585,274	10,585,274

75	114	0	0	0	0	0	0	0	0	6,830	16,164,756	16,164,756	16,164,756

80	119	0	0	0	0	0	0	0	0	6,830	24,666,183	24,666,183	24,666,183

81	120	0	0	0	0	0	0	0	0	6,830	26,839,807	26,839,807	26,839,807

82	121	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

120	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT SUPPLEMENTAL BENEFITS AVAILABLE BY RIDER

ADDITIONAL INFORMATION ABOUT CHARGES

ADDITIONAL INFORMATION

APPENDIX A : SURRENDER CHARGE TABLES

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN

INSURANCE & ANNUITY COMPANY, INC.

SAI–CONTENTS	PROSPECTUS	121

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the Policy described in this prospectus. The SAI has been filed with the SEC and is considered to be part of the prospectus because it is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please call us toll-free at the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Section, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our Customer Service Office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

6255 Sterner’s Way

Bethlehem, PA 18017-9464

If you need information on your Policy, or a personalized illustration, available free of charge (however, we may limit the number of requests to three per Policy Year), of death benefits, Cash Surrender Values, and cash values under your Policy, please contact your agent, or call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) between 8:30 a.m. and 5:00 p.m. Eastern time or write us at the above address. Current policyowners should contact their agent for current personalized illustrations.

Investment Company Act File No. 811-09725

Securities Act of 1933 File No. 333-222952

122	PROSPECTUS	BACK COVER PAGE

FLEXIBLE SOLUTIONS® VUL (2018)

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2019

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N variable universal life insurance policy (marketed under the name “Flexible Solutions® VUL (2018)”) (the “Policy” or “Policies”) dated May 1, 2019.

A free Prospectus is available upon request by writing:

The Guardian Insurance & Annuity Company, Inc.

Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002

or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office Contact Center

1-888-GUARDIAN (1-888-482-7342)

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

B-1

ABOUT GIAC

Your Policy is issued through Separate Account N, (Separate Account or Separate Account N), of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2018, our total admitted assets (Statutory basis) exceeded $13.3 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2018, Guardian Life had total admitted assets (Statutory basis) in excess of $58.4 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, Duff & Phelps and A.M. Best & Co. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option and the indexed option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Policies, and does not guarantee the benefits provided by the Policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own a convertible term life insurance policy issued by us or by Guardian Life, you may be able to buy a Policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for this Policy.

If you have a convertible term policy, you may receive a credit consistent with our then current administrative procedures, if you convert it to a Flexible Solutions® VUL (2018) Policy.

Section 7702 – Life Insurance Qualification

Guideline Premium Test

The Guideline Premium Test consists of two parts: (1) the Guideline Premium Test (a premium payment limit) and (2) the Cash Value Corridor Test. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage, which varies each year based on the insured’s age, of the Policy Account Value.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the Policy in force.

B-2

To satisfy the other part of the Guideline Premium Test, the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Policy Account Value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

If the Code requires that we determine the death benefit under your Policy by reference to these limitation percentages, the Policy is described as being “in the corridor.”

Cash Value Accumulation Test (CVAT)

The Cash Value Accumulation Test does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage, which varies each year based on the insured’s age and gender, of the Policy Account Value. The corridor under CVAT is different from the corridor under the Guideline Premium Test. It requires more death benefit relative to Policy Account Value than is required by the Guideline Premium Test corridor. To satisfy CVAT, the death benefit must be at least equal to the Policy Account Value multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Additional Sum Insured).

Changing Your Death Benefit Option

Death benefit option changes, if permitted, involve either an increase or a decrease in your Policy’s total Face Amount. When a change results in an increase in total Face Amount, we will increase the Basic Sum Insured rather than add a new Policy Segment. A decrease in total Face Amount will reduce coverage in the same manner as if you had requested a decrease in Face Amount. That is, if you have increased your Policy’s Face Amount by adding Policy Segments, we will decrease the Face Amount starting with the most recent Policy Segment, followed by the Additional Sum Insured and the Basic Sum Insured, in that order.

If you change your death benefit option from Option 2 to Option 1, your Policy’s Face Amount will increase by an amount equal to the Policy Account Value. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you change your death benefit option from Option 3 to Option 1, your Policy’s Face Amount will increase by an amount equal to the Net Accumulated Premiums. Again, we increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

A change in death benefit option that results in an increase in the death benefit, will be considered a material change for tax purposes. See “Federal Tax Considerations” in the Prospectus for further information on material changes and consult your tax advisor.

B-3

No other changes of death benefit option are permitted.

Experience Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the experience factor (sometimes referred to as the “net investment factor”) for that day. We calculate the experience factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

We do not calculate the unit value on non-Business Days. Non-Business Days use the unit value calculated as of the most recent preceding Business Day.

The prospectuses for each underlying mutual fund describe how they calculate the net asset values of their shares.

Decreasing the Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Face Amount because of a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Face Amount.

•	under Option 2, a partial withdrawal will not reduce your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	Under Option 3, a partial withdrawal will typically not cause an immediate reduction in your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the Initial Face Amount by adding Policy Segments and then request a Face Amount decrease, we will apply the decrease to your Policy Segments as follows. We start with the most recent Policy Segment, followed by the next most recent, and so on, and then reduce the Additional Sum Insured portion of the Initial Face Amount and, finally, reduce the Basic Sum Insured portion of the Initial Face Amount.

Since we do not deduct a surrender charge when you decrease the Face Amount, the surrender charge does not change. The administrative charge per $1,000 of coverage is not reduced by a decrease in Face Amount.

We will send you Policy pages that reflect the changes resulting from your reduction in the Face Amount.

If the Policy is using the Guideline Premium Test, guideline single premiums and guideline level premiums will be recalculated upon a decrease in Face Amount. If the Policy is using the Cash Value Accumulation Test, net single premiums will be recalculated upon a decrease in Face Amount.

Reducing the Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law. See “Federal Tax Considerations” in the Prospectus.

Increasing the Face Amount

We’ll issue an increase in Face Amount in the form of a separate Policy Segment. Each Policy Segment has its own underwriting class, cost of insurance charges, surrender charges, administrative charges, premium charge, Target Premium, and, during the No Lapse Guarantee Period, Minimum Monthly Premium.

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After an increase in Face Amount takes effect, to calculate premium charges we will allocate premium payments first to the Initial Face Amount and then to each Policy Segment, starting with the oldest Policy Segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual Target Premium for the Initial Face Amount or for each Policy Segment. When the sum of the premiums paid during a Policy Year exceeds the Target Premium for the Initial Face Amount, we will allocate the excess to the first Policy Segment. If the premiums you pay during a Policy Year exceed the Target Premiums for all the Policy Segments and the Initial Face Amount, we’ll allocate the excess proportionately according to the Target Premiums for the Initial Face amount and each Policy Segment.

If you increase the Face Amount of your Policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new Policy for the increase in the Face Amount. A new 14-year surrender charge will apply to the Policy Segment that increased the Face Amount. We’ll notify you of the new surrender charge after any increase in the Face Amount.

You don’t have to pay an additional premium to increase the Face Amount.

Increasing the Face Amount of your Policy may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the Prospectus at “Federal Tax Considerations.”

Dollar Cost Averaging

If you choose dollar cost averaging, you transfer the same dollar amount from an available money market variable investment option to a particular allocation option or options on each Monthly Processing Date over a chosen period of time. The amount of each transfer under this program must be at least $100 for each allocation option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from the money market option into the allocation options you have chosen. We will start dollar cost averaging beginning on the Monthly Processing Date next following our receipt of your written authorization, received in Good Order at our Customer Service Office.

Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge for this service.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your Policy Account Value in the money market option is insufficient to cover your monthly transfer to the allocation options you have chosen. If this happens we will divide what you do have in the money market option proportionally among the allocation options you have chosen, leaving a balance of zero in the money market option

•

you tell us in writing to end the program. If we receive your instruction at least three Business Days before the next dollar cost averaging transfer date, dollar cost averaging will cease as of that date; otherwise dollar cost averaging will cease as of the next following dollar cost averaging transfer date; or

•	your Policy lapses or you surrender it.

You may change your dollar cost averaging instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three Business Days before your Policy’s next Monthly Processing Date.

Automatic Portfolio Rebalancing Option

If you choose automatic portfolio rebalancing, your Policy Account Value will be automatically rebalanced to maintain a selected proportion of your Policy Account Value in each of the variable investment options. Generally, this selected proportion will correspond to your then current premium allocation designation. Automatic Portfolio Rebalancing does not apply to the fixed-rate or indexed options.

You select the day on which you wish your automatic portfolio rebalancing to begin. We will start automatic portfolio rebalancing on the date you specify in your written authorization, received in Good Order at our Customer Service

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Office or on the Business Day next following receipt if the selected date is a non-Business Day. Once rebalancing begins, we will rebalance quarterly thereafter.

Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge you for using this service.

We will stop automatic rebalancing of your Policy Account Value when:

•	The period of time, if any, listed on your automatic rebalancing authorization form ends;

•

you tell us in writing to end the program. If we receive your instruction at least three Business Days before the next quarterly rebalancing date, automatic portfolio rebalancing will cease as of that automatic portfolio rebalancing date; otherwise automatic portfolio rebalancing will cease as of the next following quarterly rebalancing date; or

•	Your Policy lapses or you surrender it.

Payment Options

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured’s death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. Applicable deductions will be made prior to payment. See “Policy Proceeds” in the Prospectus. The following settlement options are available under the Policy:

Payment Option 1 — Under this option we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Payment Option 2 — Under this option we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Payment Option 3 — Under this option we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Payment Option 4 — Under this option we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Payment Option 5 — Under this option we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Payment Option 6 — Under this option we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees.

The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females). Some states may require the use of a different mortality table. You should refer to your Policy for further details.

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Limits to GIAC’s Right to Challenge a Policy

Incontestability

Generally, we cannot challenge your Policy or any Face Amount increase once it is in force for two years. If we successfully challenge an increase in Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two year contestable period from the date of reinstatement.

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The period of time during which we can challenge the Policy or any increase in total Face Amount may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the Policy premiums paid, minus any Policy Debt, minus any partial withdrawals; and

(b)	is the Net Cash Surrender Value

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

The period during which our liability is limited when the insured’s death results from suicide may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

Exchanging a Policy

If you elect to exchange your Policy for a level premium, fixed-benefit whole life policy that we make available for this purpose being issued by us or our affiliate, Guardian Life, the exchange may result in a cost or credit to you.

On or before the tenth Policy Anniversary, the cost or credit calculated upon the date of exchange is the greater of (a) and (b) where:

(a)	equals the cumulative premiums for the new policy (i.e. the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with annual interest at the rate of 4% minus the cumulative premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) accumulated at an annual interest rate of 4%; and

(b)	equals the cash value of the new policy minus the Net Cash Surrender Value of this Policy on the date of exchange

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either of (a) or (b) is, or both (a) and (b) are, greater than zero, you must pay an exchange cost to the issuing company. If both (a) and (b) are less than zero, the issuing company will pay an exchange credit to you. The exchange cost is the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero). An exchange credit may be used to purchase paid up additions on the new policy.

After the tenth Policy Anniversary, the exchange cost or credit is equal to the cash value of the new policy minus this Policy’s Net Cash Surrender Value on the exchange date.

In calculating an exchange cost or credit, we reserve the right to assess an additional charge if the insured is in a substandard risk class. This charge would be based on the substandard reserve for the new policy.

If your policy is issued in Florida or New York, you will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable. You can obtain more information from your agent or our Customer Service Office.

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ADDITIONAL INFORMATION ABOUT SUPPLEMENTAL BENEFITS AVAILABLE BY RIDER

Additional benefits are available by riders to the Policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for some of the additional benefit riders. These premium amounts are deducted monthly from the Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Guaranteed Coverage Rider (“GCR”) — this rider, available only at issue and only with Death Benefit Option 1, guarantees that the Policy will remain in force even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt is less than zero, provided the GCR condition, as described in the rider, is met. It provides coverage up to Attained Age 85. There is no charge for this rider. This rider is not available on policies with insureds rated sub-standard.

Waiver of Monthly Deductions Rider — this rider, available at issue only, provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount of up to $5,000,000 for standard or higher under-writing classes ($3,000,000 if lower).

Disability Benefit Rider — this rider, available at issue only, provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount less than $5,000,000.

Accidental Death Benefit Rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the Policy Anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount.

Whole Life Purchase Option Rider — this rider, available only at issue, provides the Policyowner the right to purchase a new whole life policy that we make available for this purpose, without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider. Age limits apply. The benefit cannot exceed the lesser of $250,000 or the initial Face Amount.

Select Security Rider (Amendment to Owner provision) — this rider, used in split dollar cases, is an endorsement that prevents the Policyowner from making certain Policy changes without the consent of the Policyowner’s employer. There is no charge for this rider.

Policy Continuation Rider — this rider, issued only on Policies electing the Guideline Premium Test, gives you the option to continue your policy at a reduced death benefit with no further Monthly Deductions in the event your Policy is in danger of default or termination due to excessive Policy Debt. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Policy Debt. There is no charge for the rider; however, at the time you elect the benefit under the rider, a transaction charge will be deducted from your Policy Account Value. The current maximum transaction charge is 3.5% of your Policy Account Value on the effective date of the election. The guaranteed maximum transaction charge is 4.5% of your Policy Account Value on the effective date of the election. In addition, when you elect the benefit under this rider, (i) any indexed loans will be changed to standard loans, (ii) any unloaned Policy Account Value will be transferred to the fixed-rate option and (iii) the excess of the Indexed Option Alternate Account value over the indexed option value will be transferred to the fixed-rate option. The Internal Revenue Service has not taken a position on policy continuation riders. Therefore, you should consult your tax advisor prior to electing this benefit.

Alternate Net Cash Surrender Value Rider

This rider, available at issue only, is designed to provide high early cash value in the Policy during the first 84 Policy Months. The rider is required for corporate owned policies covering multiple lives.

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Enhanced Accelerated Benefit Rider (also known as Accelerated Death Benefit Rider)

This rider, available only at issue provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill, subject to satisfying the conditions of the rider.

This rider is not available for corporate-owned policies insuring multiple lives.

General Considerations

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your Policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your Policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

Assigning the Rights to Your Policy

You may assign the rights under your Policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid.

Unless you otherwise specify, the entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to change the Policyowner or beneficiary, and change a payment option; provided, however, the assignee shall not have the right to direct where your Net Premiums will be invested or make transfers among the fixed-rate, indexed, and variable investment options.

Assigning the rights to your Policy also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, contact our Customer Service Office or your agent.

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Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Park Avenue Securities LLC (PAS) for PAS to act as the principal underwriter of the Policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. PAS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this agreement, we paid through PAS for the sale of products issued by the Separate Account a total of $106,334 in 2016, $109,256 in 2017, and $117,054 in 2018. PAS did not retain any of such commissions.

PAS is a Delaware corporation organized on August 20, 1998. PAS is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of PAS, or of broker-dealer firms which have entered into agreements with GIAC and PAS to sell Policies.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into agreements with each of the fund complexes (or affiliated entities) represented by the variable investment options offered under the Policy pursuant to which we are compensated for certain distribution and/or administrative costs and expenses connected with the offering and sale of their funds to our policyowners. The amount we receive is a percentage of assets under management. We also receive 12b-1 fees from all funds except funds in the Davis and Victory fund families and the Fidelity VIP Index 500 Portfolio.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Policies under a group or sponsored arrangement. A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association. A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for Policies bought under group or sponsored arrangements including Policies issued in connection with certain business insurance arrangements. We may, for instance, sell Policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive Policy charges and deductions in accordance with the rules in effect as of the date an application for a Policy is approved. In

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addition, GIAC may permit groups or persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the Policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the Policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

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ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from premiums in excess of one Target Premium. This charge drops to 4% up to one Target Premium and 0% in excess thereof after the 10th Policy Year.

The following example shows the operation of the premium charge for a hypothetical policyowner.

EXAMPLE

A 40 year-old male (Preferred NT underwriting class) buys a Policy with a Face Amount of $500,000 on January 1, 2018. Five years later, on January 1, 2023, the same male, now age 45 (Preferred NT underwriting class), requests an increase in the Face Amount of $100,000. The initial Target Premium is $6,830, and the Target Premium for the increase is $1,783.00, bringing the total Target Premium to $8,613.00. Assume he pays $7,000 per year for 5 years and $13,000 per year for the next 15 years. The premiums and premium charges are allocated as follows:

Years 1-5:	All premiums are allocated to the Initial Face Amount because that is the only coverage.

Years 6-20:	Premiums up to the Target Premium for the Initial Face Amount ($500,000) are allocated to the Initial Face Amount. The excess amount up to the Target Premium for the Face Amount increase ($100,000) is allocated to the Face Amount increase. The remaining premium ($13,000 – $8,613 = $4,387) is allocated proportionally based on the Target Premium for each Policy Segment:

Initial Face Amount: $4,387 x ($6,830 ÷ $8,613.00) = $3,478.84

Face Amount increase segment: $4,387 x ($1,783.00 ÷ $8,613.00) = $908.16

Therefore, the total premium allocated to the Initial Face Amount is $6,830.00 + $3,478.84 = $10,308.84, and the total allocated to the Face Amount increase segment is $1,783.00 + $908.16 = $2,691.16.

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Policy year	Actual surrender charge from surrender charge tables (Appendix A) ($)
1	20.65
2	19.11
3	17.64
4	16.22
5	14.66
6	12.77
7	10.87
8	8.98
9	7.08
10	5.18
11	3.29
12	1.39
13	0
14	0
15	0

Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
Policy Year 4	7,000	553.20	0.00	0.00
Policy Year 7	10,308.84	685.55	2681.16	178.97
Policy Year 13	10,308.84	273.20	2681.16	178.97

Surrender Charges

We deduct a surrender charge during the Policy’s Surrender Charge Period if you surrender your Policy. Please see Appendix A: Surrender Charge Tables for the surrender charges applicable to all issue ages, sex and underwriting classes. The surrender charge for your Policy is set forth on the Policy data pages attached to your Policy.

The following example shows the operation of the surrender charge for a hypothetical policyowner. Your surrender charges may vary.

EXAMPLE (Policy with Initial Face Amount only)

The example on the right shows how the surrender charge declines over a fourteen year period so that in year fifteen it equals $0.

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Surrender Charge per $1000 of Basic Sum Insured in Policy Year one: $20.65

Surrender charge in Policy Year one is:
The surrender charge per $1000 multiplied by $500,000 or ($20.65 x $500,000 divided by 1000) = $10,325.00
All figures in the table are rounded to the nearest $.01.

Assume in the foregoing example you effect a Face Amount increase of $200,000 at the beginning of Policy Year 6 (Attained Age 45) and another Face Amount increase of $100,000 at the beginning of Policy Year 11 (Attained Age 50). At the time of the first increase, the insured is again classified in the Preferred NT underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured’s Attained Age and underwriting class at the time of the increase. Therefore, for each increase the Policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a Policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular Policy Year equals the sum of the surrender charge for the Initial Face Amount and the applicable surrender charge for each Policy Segment.

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	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $1,000 ($)	Surrender charge in year one for applicable initial Face Amount or Policy Segment
Initial face amount (preferred NT)	1	40	500,000	20.65	10,325.00
1st increase (preferred NT)	6	45	200,000	23.37	4,674.00
2nd increase (standard)	11	50	100,000	26.98	2,698.00

All figures in the table are rounded to the nearest $.01.

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The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for Policy Years 1 through 21 only as, after the 21st Policy Year, surrender charges equal zero for the Initial Face Amount as well as for the two Face Amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000

(actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	10,325.00	0.00	0.00	10,325.00
2	9,785.00	0.00	0.00	9,785.00
3	9,245.00	0.00	0.00	9,245.00
4	8,715.00	0.00	0.00	8,715.00
5	7,785.00	0.00	0.00	7,785.00
6	6,775.00	4,674.00	0.00	11,449.00
7	5,705.00	4,442.00	0.00	10,147.00
8	4,530.00	4,212.00	0.00	8,742.00
9	3,330.00	3,924.00	0.00	7,254.00
10	2,015.00	3,494.00	0.00	5,509.00
11	694.00	3,048.00	2,698.00	6,440.00
12	0.00	2,550.00	2,573.00	5,123.00
13	0.00	2,022.00	2,447.00	4,469.00
14	0.00	1,480.00	2,282.00	3,762.00
15	0.00	892.00	2,042.00	2,934.00
16	0.00	274.00	1,787.00	2,061.00
17	0.00	0.00	1,503	1,503.00
18	0.00	0.00	1,202.00	1,202.00
19	0.00	0.00	883.00	883.00
20	0.00	0.00	548.00	548.00
21	0.00	0.00	199.00
22	0.00	0.00	0.00	0.00
23	0.00	0.00	0.00	0.00
24	0.00	0.00	0.00	0.00
25	0.00	0.00	0.00	0.00

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Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, Policy or Policy Segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of Policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Face Amount, paying premiums will not affect the Net Amount at Risk. If you choose Option 3, in which the death benefit is the Face Amount of your Policy plus your Net Accumulated Premiums, your Net Amount at Risk could be lower if your investments perform well.

The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death Benefit Options. A higher Net Amount at Risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial Face Amount of your Policy and for each subsequent increase in the Face Amount. As a result, we calculate the Net Amount at Risk separately for each segment of coverage.

Your Policy Account Value is allocated first to your Policy’s Basic Sum Insured, then to the Additional Sum Insured, and finally to each of the Policy Segments in the order that they were added to the Policy. Finally, we will allocate your Policy Account Value to any increase in death benefit caused by Section 7702 of the Internal Revenue Code. The maximum amount of your Policy Account Value that will be allocated to any one Policy Segment or to the Initial Face Amount is the amount that the Policy Segment or Initial Face Amount provides as a death benefit. For the purposes of determining the Net Amount at Risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the Basic Sum Insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent Policy Segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Jess Geller, FSA, Vice President & Actuary, Individual Life , of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your first Policy Anniversary, and quarterly thereafter, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options

•	your Policy Account Value, Cash Surrender Value and Net Cash Surrender Value

•	the amount you have paid in Policy premiums and the charges that we have deducted, since the last Policy Anniversary, or quarter, as applicable

B-16

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding Policy Debt that you owe us

•	the interest rate for allocations to the fixed-rate option.

•	the interest credited to each matured Indexed Segment

•	the amount of any Liens

Twice a year we will send you reports containing the financial statements of the underlying funds. The annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. However, you will not automatically receive a confirmation statement for premium payments paid through the pre-authorized checking plan; these confirmation statements will be mailed only upon request. We will also write you to request a required payment to keep your Policy from lapsing.

If several members of the same household own a Policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office or calling the Customer Service Office Contact Center.

Advertising Practices

In our advertisements and sales materials for the Policies we may include:

•	articles or reports on variable life insurance in general, or specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, PAS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating and/or ranking organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

•	A.M. Best & Co.

•	Duff & Phelps

•	Comdex

These ratings relate only to GIAC’s ability to meet its obligations under the Policy’s fixed-rate and indexed options and to pay death benefits provided under the Policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which

B-17

performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, or other money market fund that we make available, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Legal Matters

The legal validity of the Policy, has been confirmed by Richard T. Potter, Jr., Senior Vice President, Counsel and Assistant Corporate Secretary of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Policies, and not as an indication of the investment experience of the Separate Account. The financial statements of The Guardian Separate Account N are prepared in accordance with GAAP (Generally Accepted Accounting Principles).

Experts

The statutory basis financial statements of GIAC as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, and the financial statements of Separate Account N of GIAC as of December 31, 2018 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-18

APPENDIX A

Surrender Charge Tables

Male Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	14.03	12.99	12.00	11.05	10.13	9.22	8.19	7.17	6.08	4.95	3.82	2.69	1.57	0.44	—
19	14.20	13.15	12.15	11.18	10.25	9.33	8.29	7.25	6.22	5.13	4.01	2.88	1.75	0.62	—
20	14.37	13.31	12.30	11.32	10.38	9.44	8.39	7.34	6.29	5.24	4.19	3.07	1.94	0.81	—
21	14.56	13.48	12.45	11.46	10.51	9.56	8.50	7.44	6.37	5.30	4.15	3.00	1.85	0.69	—
22	14.75	13.66	12.62	11.61	10.65	9.69	8.61	7.54	6.46	5.29	4.12	2.94	1.77	0.59	—
23	14.95	13.85	12.79	11.77	10.80	9.82	8.73	7.61	6.40	5.19	3.97	2.76	1.55	0.34	—
24	15.16	14.04	12.97	11.94	10.95	9.96	8.85	7.67	6.43	5.20	3.96	2.73	1.49	0.25	—
25	15.38	14.25	13.16	12.12	11.11	10.11	8.99	7.74	6.48	5.22	3.96	2.70	1.44	0.18	—
26	15.62	14.47	13.36	12.30	11.28	10.26	9.04	7.75	6.45	5.16	3.86	2.56	1.27	—	—
27	15.88	14.71	13.58	12.50	11.46	10.43	9.17	7.85	6.53	5.21	3.89	2.57	1.25	—	—
28	16.14	14.95	13.81	12.71	11.65	10.60	9.25	7.89	6.53	5.18	3.82	2.47	1.11	—	—
29	16.43	15.22	14.05	12.93	11.86	10.79	9.41	8.03	6.65	5.27	3.89	2.51	1.13	—	—
30	16.73	15.50	14.31	13.17	12.07	10.94	9.52	8.11	6.69	5.27	3.86	2.44	1.03	—	—
31	17.05	15.79	14.58	13.42	12.30	11.10	9.65	8.20	6.75	5.30	3.84	2.39	0.94	—	—
32	17.39	16.10	14.87	13.68	12.54	11.35	9.87	8.39	6.92	5.44	3.97	2.49	1.01	—	—
33	17.74	16.43	15.17	13.96	12.79	11.55	10.04	8.52	7.01	5.50	3.99	2.48	0.96	—	—
34	18.11	16.77	15.48	14.24	13.06	11.83	10.29	8.76	7.22	5.68	4.15	2.61	1.08	—	—
35	18.50	17.13	15.81	14.54	13.33	12.06	10.49	8.92	7.35	5.78	4.20	2.63	1.06	—	—
36	18.89	17.49	16.15	14.85	13.61	12.19	10.56	8.93	7.30	5.66	4.03	2.40	0.77	—	—
37	19.31	17.87	16.50	15.18	13.91	12.28	10.57	8.87	7.16	5.46	3.76	2.05	0.35	—	—
38	19.73	18.27	16.86	15.51	14.20	12.44	10.68	8.91	7.15	5.38	3.62	1.86	0.09	—	—
39	20.18	18.68	17.24	15.86	14.40	12.56	10.73	8.89	7.05	5.22	3.38	1.55	—	—	—
40	20.65	19.11	17.64	16.22	14.66	12.77	10.87	8.98	7.08	5.18	3.29	1.39	—	—	—
41	21.14	19.57	18.05	16.60	14.86	12.88	10.90	8.92	6.94	4.96	2.98	1.00	—	—	—
42	21.66	20.04	18.49	17.01	15.08	13.02	10.95	8.89	6.82	4.76	2.70	0.63	—	—	—
43	22.20	20.54	18.95	17.43	15.28	13.12	10.96	8.80	6.64	4.48	2.32	0.16	—	—	—
44	22.77	21.07	19.44	17.81	15.57	13.32	11.08	8.83	6.59	4.35	2.10	—	—	—	—
45	23.37	21.63	19.95	18.21	15.88	13.55	11.23	8.90	6.57	4.24	1.92	—	—	—	—
46	24.01	22.21	20.49	18.65	16.24	13.83	11.41	9.00	6.59	4.18	1.77	—	—	—	—
47	24.69	22.84	21.06	19.09	16.59	14.08	11.57	9.06	6.55	4.05	1.54	—	—	—	—
48	25.41	23.50	21.66	19.62	17.03	14.44	11.84	9.25	6.66	4.07	1.48	—	—	—	—
49	26.17	24.20	22.31	20.16	17.47	14.78	12.09	9.41	6.72	4.03	1.34	—	—	—	—
50	26.98	24.94	22.99	20.79	18.01	15.24	12.47	9.70	6.93	4.15	1.38	—	—	—	—
51	27.84	25.73	23.71	21.39	18.51	15.63	12.75	9.87	6.99	4.11	1.23	—	—	—	—
52	28.75	26.57	24.47	22.06	19.07	16.09	13.10	10.11	7.12	4.13	1.14	—	—	—	—
53	29.72	27.45	25.28	22.82	19.74	16.66	13.57	10.49	7.40	4.32	1.24	—	—	—	—
54	30.74	28.39	26.14	23.61	20.42	17.23	14.04	10.84	7.65	4.46	1.27	—	—	—	—
55	31.82	29.38	27.04	24.47	21.17	17.87	14.57	11.27	7.97	4.67	1.37	—	—	—	—
56	32.97	30.43	27.99	25.33	21.90	18.47	15.03	11.60	8.17	4.74	1.30	—	—	—	—
57	34.20	31.55	29.01	26.27	22.71	19.14	15.58	12.02	8.45	4.89	1.32	—	—	—	—
58	35.51	32.74	30.09	27.31	23.61	19.92	16.22	12.53	8.83	5.13	1.44	—	—	—	—
59	36.91	34.01	31.24	28.45	24.62	20.79	16.97	13.14	9.31	5.48	1.65	—	—	—	—
60	38.41	35.37	32.46	29.68	25.75	21.79	17.83	13.87	9.91	5.95	1.99	—	—	—	—
61	40.03	36.83	33.78	30.86	26.71	22.55	18.38	14.22	10.06	5.89	1.73	—	—	—	—
62	41.76	38.39	35.17	32.11	27.85	23.50	19.14	14.79	10.43	6.07	1.72	—	—	—	—
63	43.60	40.05	36.66	33.42	29.08	24.52	19.96	15.40	10.84	6.28	1.72	—	—	—	—
64	45.21	41.48	37.92	34.53	30.11	25.35	20.60	15.85	11.10	6.34	1.59	—	—	—	—
65	45.13	41.35	37.76	34.21	29.26	24.30	19.34	14.39	9.43	4.48	—	—	—	—	—
66	45.03	41.20	37.56	33.41	28.21	23.00	17.79	12.58	7.38	2.17	—	—	—	—	—
67	44.92	41.04	37.35	32.61	27.15	21.69	16.23	10.77	5.31	—	—	—	—	—	—

B-19

APPENDIX A

Surrender Charge Tables

Male Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
68	44.80	40.85	37.11	31.84	26.14	20.44	14.74	9.04	3.34	—	—	—	—	—	—
69	44.67	40.65	36.83	31.04	25.09	19.13	13.18	7.23	1.28	—	—	—	—	—	—
70	44.52	40.41	36.43	30.23	24.02	17.82	11.62	5.41	—	—	—	—	—	—	—
71	44.35	40.15	36.01	29.63	23.24	16.86	10.48	4.09	—	—	—	—	—	—	—
72	44.17	39.86	35.57	28.99	22.42	15.84	9.26	2.69	—	—	—	—	—	—	—
73	43.96	39.53	35.14	28.38	21.63	14.87	8.11	1.36	—	—	—	—	—	—	—
74	43.73	39.18	34.68	27.73	20.79	13.84	6.89	—	—	—	—	—	—	—	—
75	43.48	38.78	34.24	27.12	19.99	12.86	5.73	—	—	—	—	—	—	—	—
76	43.21	38.34	33.42	25.92	18.42	10.92	3.42	—	—	—	—	—	—	—	—
77	42.91	37.86	32.59	24.72	16.84	8.97	1.10	—	—	—	—	—	—	—	—
78	42.59	37.34	31.78	23.55	15.31	7.08	—	—	—	—	—	—	—	—	—
79	42.23	36.76	30.94	22.33	13.73	5.13	—	—	—	—	—	—	—	—	—
80	41.84	36.13	30.09	21.12	12.14	3.17	—	—	—	—	—	—	—	—	—

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.61	10.75	9.94	9.15	8.39	7.62	6.78	5.93	5.08	4.23	3.39	2.54	1.69	0.79	—
1	11.69	10.83	10.01	9.22	8.46	7.68	6.83	5.97	5.12	4.26	3.41	2.56	1.70	0.85	—
2	11.79	10.92	10.09	9.29	8.52	7.74	6.88	6.02	5.16	4.30	3.44	2.58	1.72	0.86	—
3	11.88	11.01	10.18	9.37	8.59	7.81	6.94	6.07	5.20	4.34	3.47	2.60	1.73	0.86	—
4	11.99	11.11	10.26	9.45	8.67	7.88	7.00	6.13	5.25	4.37	3.50	2.62	1.75	0.87	—
5	12.10	11.21	10.36	9.54	8.75	7.95	7.07	6.18	5.30	4.41	3.53	2.65	1.76	0.88	—
6	12.22	11.32	10.46	9.63	8.83	8.03	7.13	6.24	5.35	4.46	3.56	2.67	1.78	0.89	—
7	12.33	11.43	10.56	9.72	8.92	8.10	7.20	6.30	5.40	4.50	3.60	2.70	1.80	0.90	—
8	12.46	11.55	10.67	9.82	9.01	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	—
9	12.60	11.67	10.78	9.92	9.10	8.28	7.36	6.44	5.52	4.60	3.68	2.76	1.84	0.92	—
10	12.73	11.80	10.90	10.03	9.20	8.37	7.44	6.51	5.58	4.65	3.72	2.79	1.86	0.93	—
11	12.88	11.93	11.02	10.15	9.30	8.46	7.52	6.58	5.64	4.70	3.76	2.82	1.88	0.94	—
12	13.03	12.07	11.15	10.26	9.41	8.56	7.61	6.66	5.71	4.74	3.71	2.67	1.64	0.61	—
13	13.19	12.22	11.28	10.39	9.52	8.66	7.70	6.74	5.77	4.81	3.85	2.84	1.81	0.78	—
14	13.35	12.37	11.42	10.51	9.64	8.77	7.75	6.64	5.54	4.44	3.33	2.23	1.12	0.02	—
15	13.52	12.52	11.56	10.64	9.76	8.88	7.90	6.83	5.72	4.62	3.51	2.41	1.31	0.20	—
16	13.69	12.68	11.71	10.78	9.88	8.86	7.68	6.50	5.33	4.15	2.98	1.80	0.62	—	—
17	13.86	12.84	11.85	10.91	10.01	9.04	7.86	6.69	5.51	4.34	3.16	1.98	0.81	—	—
18	14.03	12.99	12.00	11.05	10.13	9.22	8.05	6.87	5.69	4.52	3.34	2.17	0.99	—	—
19	14.20	13.15	12.15	11.18	10.25	9.33	8.23	7.05	5.88	4.70	3.53	2.35	1.17	—	—
20	14.37	13.31	12.30	11.32	10.38	9.44	8.39	7.24	6.07	4.89	3.71	2.54	1.36	0.19	—
21	14.56	13.48	12.45	11.46	10.51	9.56	8.47	7.27	6.07	4.87	3.67	2.47	1.27	0.07	—
22	14.75	13.66	12.62	11.61	10.65	9.69	8.53	7.31	6.08	4.86	3.64	2.41	1.19	—	—
23	14.95	13.85	12.79	11.77	10.80	9.79	8.53	7.27	6.01	4.75	3.49	2.23	0.97	—	—
24	15.16	14.04	12.97	11.94	10.95	9.90	8.62	7.33	6.05	4.77	3.48	2.20	0.91	—	—
25	15.38	14.25	13.16	12.12	11.11	10.02	8.72	7.41	6.10	4.79	3.48	2.18	0.87	—	—
26	15.62	14.47	13.36	12.30	11.28	10.10	8.75	7.41	6.07	4.72	3.38	2.03	0.69	—	—
27	15.88	14.71	13.58	12.50	11.46	10.19	8.81	7.43	6.05	4.67	3.29	1.91	0.53	—	—
28	16.14	14.95	13.81	12.71	11.65	10.30	8.89	7.47	6.05	4.64	3.22	1.81	0.39	—	—
29	16.43	15.22	14.05	12.93	11.86	10.43	8.98	7.53	6.07	4.62	3.17	1.72	0.27	—	—
30	16.73	15.50	14.31	13.17	12.06	10.58	9.09	7.60	6.11	4.62	3.14	1.65	0.16	—	—
31	17.05	15.79	14.58	13.42	12.27	10.74	9.22	7.70	6.17	4.65	3.12	1.60	0.08	—	—

B-20

APPENDIX A

Surrender Charge Tables

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
32	17.39	16.10	14.87	13.68	12.49	10.93	9.37	7.81	6.25	4.69	3.13	1.57	0.01	—	—
33	17.74	16.43	15.17	13.96	12.77	11.19	9.60	8.02	6.44	4.85	3.27	1.68	0.10	—	—
34	18.11	16.77	15.48	14.24	13.03	11.41	9.79	8.17	6.55	4.93	3.31	1.69	0.07	—	—
35	18.50	17.13	15.81	14.54	13.30	11.64	9.99	8.33	6.68	5.02	3.36	1.71	0.05	—	—
36	18.89	17.49	16.15	14.85	13.39	11.65	9.91	8.17	6.43	4.69	2.95	1.21	—	—	—
37	19.31	17.87	16.50	15.18	13.50	11.68	9.85	8.03	6.21	4.38	2.56	0.73	—	—	—
38	19.73	18.27	16.86	15.51	13.63	11.72	9.81	7.90	6.00	4.09	2.18	0.27	—	—	—
39	20.18	18.68	17.24	15.77	13.77	11.78	9.79	7.80	5.81	3.81	1.82	—	—	—	—
40	20.65	19.11	17.64	16.02	13.94	11.87	9.79	7.72	5.64	3.56	1.49	—	—	—	—
41	21.14	19.57	18.05	16.19	13.99	11.80	9.60	7.41	5.21	3.01	0.82	—	—	—	—
42	21.66	20.04	18.49	16.39	14.07	11.76	9.44	7.13	4.81	2.49	0.18	—	—	—	—
43	22.20	20.54	18.95	16.65	14.23	11.80	9.38	6.96	4.53	2.11	—	—	—	—	—
44	22.77	21.07	19.44	16.91	14.37	11.82	9.28	6.73	4.19	1.65	—	—	—	—	—
45	23.37	21.63	19.87	17.20	14.54	11.87	9.21	6.55	3.88	1.22	—	—	—	—	—
46	24.01	22.21	20.34	17.57	14.80	12.03	9.25	6.48	3.71	0.94	—	—	—	—	—
47	24.69	22.84	20.83	17.94	15.05	12.16	9.27	6.37	3.48	0.59	—	—	—	—	—
48	25.41	23.50	21.40	18.40	15.40	12.40	9.40	6.40	3.40	0.40	—	—	—	—	—
49	26.17	24.20	21.98	18.86	15.74	12.62	9.50	6.38	3.26	0.14	—	—	—	—	—
50	26.98	24.94	22.64	19.42	16.19	12.96	9.73	6.50	3.28	0.05	—	—	—	—	—
51	27.84	25.73	23.31	19.95	16.59	13.23	9.87	6.51	3.15	—	—	—	—	—	—
52	28.75	26.57	24.04	20.55	17.06	13.57	10.07	6.58	3.09	—	—	—	—	—	—
53	29.72	27.45	24.80	21.17	17.53	13.90	10.26	6.62	2.99	—	—	—	—	—	—
54	30.74	28.39	25.65	21.89	18.12	14.35	10.58	6.81	3.05	—	—	—	—	—	—
55	31.82	29.38	26.57	22.67	18.77	14.87	10.97	7.07	3.17	—	—	—	—	—	—
56	32.97	30.43	27.66	23.67	19.69	15.71	11.72	7.74	3.75	—	—	—	—	—	—
57	34.20	31.55	28.83	24.76	20.69	16.62	12.56	8.49	4.42	0.35	—	—	—	—	—
58	35.51	32.74	30.09	25.94	21.79	17.64	13.49	9.33	5.18	1.03	—	—	—	—	—
59	36.91	34.01	31.24	27.23	22.99	18.76	14.52	10.28	6.05	1.81	—	—	—	—	—
60	38.41	35.37	32.46	28.63	24.31	19.99	15.67	11.35	7.03	2.71	—	—	—	—	—
61	40.03	36.83	33.78	29.90	25.42	20.93	16.44	11.95	7.46	2.98	—	—	—	—	—
62	41.76	38.39	35.17	31.31	26.65	22.00	17.34	12.69	8.03	3.37	—	—	—	—	—
63	43.60	40.05	36.66	32.82	27.98	23.14	18.31	13.47	8.64	3.80	—	—	—	—	—
64	45.21	41.48	37.92	34.10	29.10	24.09	19.09	14.09	9.08	4.08	—	—	—	—	—
65	45.13	41.35	37.76	33.57	28.39	23.22	18.05	12.88	7.71	2.53	—	—	—	—	—
66	45.03	41.20	37.56	32.73	27.29	21.86	16.42	10.99	5.55	0.11	—	—	—	—	—
67	44.92	41.04	37.35	31.89	26.19	20.49	14.79	9.09	3.39	—	—	—	—	—	—
68	44.80	40.85	37.02	31.05	25.09	19.13	13.16	7.20	1.23	—	—	—	—	—	—
69	44.67	40.65	36.44	30.21	23.98	17.75	11.53	5.30	—	—	—	—	—	—	—
70	44.52	40.41	35.86	29.36	22.87	16.38	9.89	3.40	—	—	—	—	—	—	—
71	44.35	40.15	35.41	28.73	22.05	15.36	8.68	1.99	—	—	—	—	—	—	—
72	44.17	39.86	34.97	28.09	21.21	14.34	7.46	0.59	—	—	—	—	—	—	—
73	43.96	39.53	34.51	27.45	20.38	13.31	6.24	—	—	—	—	—	—	—	—
74	43.73	39.18	34.06	26.80	19.54	12.28	5.02	—	—	—	—	—	—	—	—
75	43.48	38.78	33.60	26.14	18.69	11.24	3.79	—	—	—	—	—	—	—	—
76	43.21	38.34	32.75	24.91	17.08	9.24	1.40	—	—	—	—	—	—	—	—
77	42.91	37.86	31.89	23.67	15.45	7.23	—	—	—	—	—	—	—	—	—
78	42.59	37.34	31.01	22.39	13.78	5.16	—	—	—	—	—	—	—	—	—
79	42.23	36.76	30.15	21.15	12.15	3.15	—	—	—	—	—	—	—	—	—
80	41.84	36.13	29.28	19.89	10.51	1.13	—	—	—	—	—	—	—	—	—
81	41.40	35.44	28.20	18.33	8.47	—	—	—	—	—	—	—	—	—	—

B-21

APPENDIX A

Surrender Charge Tables

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
82	40.94	34.69	27.25	16.96	6.68	—	—	—	—	—	—	—	—	—	—
83	40.45	33.90	26.33	15.64	4.95	—	—	—	—	—	—	—	—	—	—
84	39.93	33.05	25.56	14.52	3.48	—	—	—	—	—	—	—	—	—	—
85	39.39	32.16	24.94	13.63	2.31	—	—	—	—	—	—	—	—	—	—

Male Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	15.53	14.38	13.28	12.22	10.82	9.34	7.86	6.39	4.91	3.44	1.96	0.48	—	—	—
19	15.77	14.61	13.49	12.42	11.08	9.60	8.13	6.65	5.18	3.70	2.22	0.75	—	—	—
20	16.03	14.84	13.71	12.54	10.97	9.40	7.83	6.25	4.68	3.11	1.54	—	—	—	—
21	16.29	15.09	13.93	12.79	11.21	9.62	8.04	6.46	4.87	3.29	1.70	0.12	—	—	—
22	16.57	15.35	14.17	13.02	11.41	9.80	8.20	6.59	4.98	3.37	1.76	0.16	—	—	—
23	16.86	15.62	14.42	13.27	11.68	10.06	8.44	6.82	5.20	3.58	1.96	0.34	—	—	—
24	17.17	15.90	14.68	13.51	11.91	10.27	8.62	6.98	5.34	3.69	2.05	0.40	—	—	—
25	17.49	16.19	14.95	13.76	12.21	10.55	8.90	7.24	5.58	3.93	2.27	0.62	—	—	—
26	17.82	16.50	15.24	14.02	12.38	10.67	8.97	7.27	5.56	3.86	2.15	0.45	—	—	—
27	18.18	16.83	15.54	14.30	12.57	10.82	9.06	7.31	5.56	3.81	2.06	0.30	—	—	—
28	18.55	17.18	15.86	14.59	12.83	11.04	9.25	7.46	5.68	3.89	2.10	0.31	—	—	—
29	18.95	17.54	16.19	14.90	13.06	11.23	9.39	7.56	5.72	3.88	2.05	0.21	—	—	—
30	19.36	17.93	16.55	15.21	13.32	11.44	9.56	7.67	5.79	3.90	2.02	0.14	—	—	—
31	19.81	18.34	16.92	15.54	13.61	11.68	9.75	7.82	5.88	3.95	2.02	0.09	—	—	—
32	20.27	18.77	17.32	15.93	13.97	12.00	10.04	8.07	6.10	4.13	2.16	0.20	—	—	—
33	20.76	19.22	17.73	16.30	14.31	12.29	10.28	8.26	6.25	4.23	2.21	0.20	—	—	—
34	21.28	19.69	18.17	16.70	14.72	12.67	10.62	8.57	6.51	4.46	2.41	0.36	—	—	—
35	21.82	20.19	18.62	17.12	15.12	13.02	10.92	8.82	6.72	4.62	2.52	0.42	—	—	—
36	22.39	20.71	19.10	17.56	15.40	13.21	11.03	8.84	6.66	4.48	2.29	0.11	—	—	—
37	22.98	21.26	19.60	17.97	15.71	13.44	11.17	8.90	6.63	4.37	2.10	—	—	—	—
38	23.61	21.83	20.13	18.40	16.05	13.70	11.34	8.99	6.64	4.29	1.94	—	—	—	—
39	24.26	22.44	20.68	18.86	16.42	13.99	11.55	9.12	6.68	4.24	1.81	—	—	—	—
40	24.95	23.07	21.26	19.35	16.83	14.31	11.79	9.27	6.75	4.23	1.71	—	—	—	—
41	25.66	23.72	21.86	19.77	17.13	14.49	11.85	9.21	6.57	3.93	1.29	—	—	—	—
42	26.41	24.41	22.49	20.22	17.46	14.70	11.94	9.18	6.42	3.66	0.90	—	—	—	—
43	27.19	25.13	23.14	20.74	17.88	15.01	12.14	9.27	6.40	3.54	0.67	—	—	—	—
44	28.01	25.88	23.83	21.28	18.29	15.30	12.31	9.33	6.34	3.35	0.36	—	—	—	—
45	28.88	26.68	24.56	21.87	18.76	15.65	12.54	9.43	6.33	3.22	0.11	—	—	—	—
46	29.81	27.52	25.33	22.52	19.29	16.06	12.83	9.61	6.38	3.15	—	—	—	—	—
47	30.79	28.42	26.14	23.23	19.88	16.53	13.18	9.84	6.49	3.14	—	—	—	—	—
48	31.83	29.37	27.00	24.04	20.58	17.13	13.67	10.22	6.76	3.30	—	—	—	—	—
49	32.93	30.37	27.91	24.89	21.31	17.73	14.16	10.58	7.01	3.43	—	—	—	—	—
50	34.10	31.43	28.87	25.81	22.11	18.42	14.72	11.02	7.33	3.63	—	—	—	—	—
51	35.34	32.55	29.89	26.88	23.09	19.30	15.50	11.71	7.92	4.13	0.34	—	—	—	—
52	36.66	33.74	30.96	28.00	24.10	20.20	16.30	12.40	8.50	4.60	0.70	—	—	—	—
53	38.05	35.00	32.09	29.25	25.26	21.26	17.27	13.27	9.27	5.28	1.28	—	—	—	—
54	39.53	36.33	33.28	30.36	26.46	22.36	18.25	14.15	10.05	5.94	1.84	—	—	—	—
55	41.11	37.75	34.54	31.48	27.83	23.63	19.43	15.23	11.03	6.83	2.63	—	—	—	—
56	42.78	39.25	35.88	32.66	29.59	25.37	21.15	16.92	12.70	8.47	4.25	0.03	—	—	—
57	44.56	40.83	37.28	33.90	30.69	27.24	22.99	18.74	14.49	10.24	6.00	1.75	—	—	—
58	45.12	41.29	37.65	34.19	30.90	27.77	23.50	19.23	14.96	10.69	6.41	2.14	—	—	—

B-22

APPENDIX A

Surrender Charge Tables

Male Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
59	45.02	41.15	37.46	33.97	30.65	27.52	23.32	19.02	14.73	10.43	6.13	1.84	—	—	—
60	44.92	40.99	37.26	33.73	30.39	27.23	23.13	18.81	14.49	10.17	5.85	1.53	—	—	—
61	44.82	40.83	37.05	33.48	30.10	26.58	22.09	17.60	13.11	8.62	4.14	—	—	—	—
62	44.71	40.66	36.83	33.21	29.80	25.70	21.04	16.39	11.73	7.08	2.42	—	—	—	—
63	44.60	40.48	36.59	32.93	29.48	24.76	19.93	15.09	10.26	5.42	0.58	—	—	—	—
64	44.47	40.29	36.34	32.63	28.89	23.89	18.88	13.88	8.88	3.87	—	—	—	—	—
65	44.35	40.08	36.07	32.30	28.18	23.01	17.84	12.67	7.50	2.32	—	—	—	—	—
66	44.20	39.85	35.77	31.95	27.08	21.64	16.20	10.77	5.33	—	—	—	—	—	—
67	44.04	39.60	35.45	31.57	25.97	20.27	14.57	8.87	3.17	—	—	—	—	—	—
68	43.87	39.34	35.10	30.82	24.85	18.89	12.92	6.96	1.00	—	—	—	—	—	—
69	43.68	39.05	34.73	29.96	23.73	17.51	11.28	5.05	—	—	—	—	—	—	—
70	43.48	38.74	34.33	29.10	22.61	16.12	9.63	3.14	—	—	—	—	—	—	—
71	43.27	38.40	33.91	28.46	21.77	15.09	8.41	1.72	—	—	—	—	—	—	—
72	43.04	38.05	33.45	27.81	20.93	14.06	7.18	0.31	—	—	—	—	—	—	—
73	42.79	37.67	32.97	27.16	20.09	13.02	5.95	—	—	—	—	—	—	—	—
74	42.53	37.27	32.47	26.50	19.24	11.98	4.72	—	—	—	—	—	—	—	—
75	42.26	36.84	31.93	25.84	18.38	10.93	3.48	—	—	—	—	—	—	—	—
76	41.96	36.39	31.36	24.59	16.75	8.92	1.08	—	—	—	—	—	—	—	—
77	41.65	35.91	30.74	23.34	15.12	6.90	—	—	—	—	—	—	—	—	—
78	41.31	35.38	30.08	22.04	13.43	4.81	—	—	—	—	—	—	—	—	—
79	40.94	34.82	29.36	20.78	11.78	2.78	—	—	—	—	—	—	—	—	—
80	40.54	34.20	28.58	19.50	10.12	0.74	—	—	—	—	—	—	—	—	—

Female Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	13.24	12.27	11.33	10.43	9.57	8.70	7.73	6.76	5.80	4.83	3.86	2.90	1.93	0.96	—
19	13.40	12.41	11.47	10.56	9.68	8.80	7.82	6.84	5.87	4.89	3.91	2.93	1.95	0.97	—
20	13.56	12.56	11.61	10.69	9.80	8.91	7.92	6.93	5.94	4.95	3.96	2.97	1.92	0.87	—
21	13.73	12.72	11.75	10.82	9.92	9.02	8.02	7.02	6.01	5.01	4.01	3.00	2.00	1.00	—
22	13.91	12.89	11.91	10.96	10.05	9.14	8.12	7.11	6.09	5.08	4.06	3.04	2.03	1.01	—
23	14.10	13.06	12.07	11.11	10.19	9.26	8.23	7.20	6.17	5.14	4.11	3.08	2.05	1.02	—
24	14.30	13.25	12.24	11.26	10.33	9.39	8.35	7.31	6.26	5.22	4.17	3.13	2.08	1.04	—
25	14.51	13.44	12.41	11.43	10.48	9.53	8.47	7.41	6.35	5.29	4.23	3.17	2.11	1.05	—
26	14.72	13.64	12.60	11.60	10.64	9.67	8.60	7.52	6.45	5.37	4.30	3.22	2.15	1.07	—
27	14.95	13.85	12.79	11.78	10.80	9.82	8.73	7.64	6.55	5.46	4.36	3.27	2.18	1.09	—
28	15.19	14.07	13.00	11.96	10.97	9.98	8.87	7.76	6.65	5.54	4.35	3.15	1.95	0.75	—
29	15.44	14.30	13.21	12.16	11.15	10.14	9.02	7.89	6.64	5.39	4.14	2.89	1.65	0.40	—
30	15.70	14.54	13.43	12.36	11.34	10.32	9.13	7.83	6.54	5.24	3.94	2.65	1.35	0.06	—
31	15.97	14.80	13.67	12.58	11.53	10.50	9.21	7.88	6.54	5.21	3.88	2.55	1.22	—	—
32	16.26	15.06	13.91	12.80	11.74	10.69	9.37	8.02	6.66	5.30	3.95	2.59	1.24	—	—
33	16.56	15.34	14.17	13.04	11.95	10.87	9.48	8.09	6.70	5.30	3.91	2.52	1.13	—	—
34	16.87	15.63	14.43	13.28	12.18	11.09	9.67	8.26	6.84	5.42	4.01	2.59	1.18	—	—
35	17.20	15.93	14.71	13.54	12.41	11.26	9.81	8.35	6.90	5.45	4.00	2.55	1.09	—	—
36	17.53	16.24	15.00	13.80	12.65	11.38	9.88	8.38	6.88	5.38	3.88	2.38	0.88	—	—
37	17.88	16.56	15.29	14.07	12.90	11.52	9.97	8.42	6.88	5.33	3.78	2.23	0.68	—	—
38	18.25	16.90	15.60	14.36	13.16	11.61	10.00	8.40	6.79	5.18	3.57	1.96	0.36	—	—
39	18.63	17.25	15.93	14.66	13.44	11.78	10.12	8.47	6.81	5.16	3.50	1.84	0.19	—	—
40	19.03	17.62	16.27	14.97	13.67	11.97	10.27	8.56	6.86	5.15	3.45	1.75	0.04	—	—

B-23

APPENDIX A

Surrender Charge Tables

Female Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
41	19.45	18.01	16.63	15.30	13.94	12.18	10.43	8.68	6.93	5.18	3.42	1.67	—	—	—
42	19.89	18.42	17.00	15.65	14.22	12.42	10.62	8.82	7.02	5.22	3.42	1.62	—	—	—
43	20.36	18.85	17.40	16.01	14.49	12.63	10.77	8.91	7.05	5.19	3.33	1.47	—	—	—
44	20.86	19.31	17.83	16.40	14.84	12.93	11.02	9.12	7.21	5.30	3.39	1.48	—	—	—
45	21.39	19.80	18.28	16.81	15.22	13.26	11.31	9.35	7.40	5.44	3.48	1.53	—	—	—
46	21.95	20.32	18.75	17.25	15.44	13.39	11.34	9.29	7.23	5.18	3.13	1.08	—	—	—
47	22.54	20.87	19.26	17.71	15.70	13.55	11.40	9.26	7.11	4.96	2.81	0.66	—	—	—
48	23.17	21.45	19.79	18.19	15.95	13.69	11.44	9.18	6.92	4.67	2.41	0.16	—	—	—
49	23.84	22.06	20.35	18.64	16.29	13.93	11.58	9.23	6.88	4.53	2.17	—	—	—	—
50	24.55	22.71	20.95	19.11	16.67	14.22	11.77	9.32	6.87	4.43	1.98	—	—	—	—
51	25.29	23.40	21.58	19.60	17.04	14.49	11.93	9.38	6.82	4.26	1.71	—	—	—	—
52	26.08	24.12	22.24	20.13	17.47	14.80	12.14	9.48	6.81	4.15	1.48	—	—	—	—
53	26.91	24.89	22.94	20.75	17.99	15.23	12.47	9.71	6.95	4.19	1.43	—	—	—	—
54	27.79	25.69	23.68	21.37	18.51	15.64	12.77	9.90	7.03	4.17	1.30	—	—	—	—
55	28.72	26.54	24.45	22.06	19.08	16.10	13.13	10.15	7.18	4.20	1.22	—	—	—	—
56	29.69	27.44	25.27	22.80	19.71	16.63	13.54	10.46	7.38	4.29	1.21	—	—	—	—
57	30.73	28.39	26.14	23.60	20.41	17.22	14.02	10.83	7.64	4.45	1.26	—	—	—	—
58	31.84	29.40	27.06	24.52	21.23	17.94	14.65	11.36	8.08	4.79	1.50	—	—	—	—
59	33.01	30.47	28.04	25.47	22.08	18.68	15.29	11.89	8.49	5.10	1.70	—	—	—	—
60	34.27	31.62	29.08	26.52	23.02	19.51	16.01	12.50	9.00	5.50	1.99	—	—	—	—
61	35.61	32.84	30.19	27.63	24.00	20.38	16.75	13.13	9.51	5.88	2.26	—	—	—	—
62	37.04	34.14	31.37	28.71	25.09	21.35	17.60	13.86	10.12	6.37	2.63	—	—	—	—
63	38.57	35.53	32.62	29.84	26.34	22.49	18.64	14.78	10.93	7.08	3.23	—	—	—	—
64	40.20	37.01	33.95	31.03	27.66	23.69	19.72	15.74	11.77	7.80	3.83	—	—	—	—
65	41.95	38.59	35.37	32.29	29.11	25.02	20.93	16.83	12.74	8.65	4.56	0.47	—	—	—
66	43.83	40.27	36.87	33.63	30.54	26.43	22.21	17.99	13.76	9.54	5.31	1.09	—	—	—
67	45.28	41.56	38.01	34.62	31.39	27.40	23.05	18.69	14.33	9.98	5.62	1.27	—	—	—
68	45.20	41.44	37.84	34.42	31.16	26.71	22.22	17.74	13.25	8.76	4.27	—	—	—	—
69	45.11	41.29	37.65	34.18	30.64	26.02	21.40	16.78	12.16	7.54	2.92	—	—	—	—
70	45.01	41.13	37.43	33.91	30.08	25.33	20.58	15.82	11.07	6.32	1.57	—	—	—	—
71	44.89	40.93	37.17	33.60	29.32	24.38	19.45	14.52	9.59	4.66	—	—	—	—	—
72	44.75	40.72	36.89	33.25	28.50	23.38	18.26	13.13	8.01	2.88	—	—	—	—	—
73	44.60	40.48	36.56	32.86	27.74	22.43	17.13	11.82	6.52	1.22	—	—	—	—	—
74	44.44	40.20	36.20	32.41	26.92	21.42	15.92	10.43	4.93	—	—	—	—	—	—
75	44.25	39.90	35.79	31.82	26.14	20.46	14.79	9.11	3.44	—	—	—	—	—	—
76	44.04	39.55	35.33	30.96	25.02	19.08	13.14	7.20	1.26	—	—	—	—	—	—
77	43.81	39.18	34.83	30.11	23.91	17.70	11.50	5.29	—	—	—	—	—	—	—
78	43.55	38.75	34.27	29.25	22.78	16.32	9.85	3.38	—	—	—	—	—	—	—
79	43.27	38.29	33.65	28.39	21.66	14.92	8.19	1.46	—	—	—	—	—	—	—
80	42.95	37.78	32.98	27.52	20.52	13.53	6.53	—	—	—	—	—	—	—	—

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.22	10.40	9.61	8.85	8.12	7.37	6.55	5.73	4.91	4.09	3.27	2.45	1.63	0.81	—
1	11.29	10.46	9.67	8.90	8.17	7.42	6.59	5.77	4.94	4.12	3.29	2.47	1.64	0.82	—
2	11.37	10.53	9.73	8.96	8.22	7.47	6.64	5.81	4.98	4.15	3.32	2.49	1.66	0.83	—
3	11.45	10.61	9.80	9.03	8.28	7.52	6.69	5.85	5.01	4.18	3.34	2.50	1.67	0.83	—
4	11.54	10.69	9.88	9.10	8.35	7.58	6.74	5.89	5.05	4.21	3.37	2.52	1.68	0.84	—

B-24

APPENDIX A

Surrender Charge Tables

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
5	11.63	10.78	9.96	9.17	8.41	7.64	6.79	5.94	5.09	4.24	3.39	2.54	1.69	0.84	—
6	11.73	10.87	10.04	9.24	8.48	7.70	6.85	5.99	5.13	4.28	3.42	2.56	1.71	0.85	—
7	11.83	10.96	10.12	9.32	8.55	7.77	6.90	6.04	5.18	4.31	3.45	2.59	1.72	0.86	—
8	11.93	11.05	10.21	9.40	8.63	7.84	6.97	6.09	5.22	4.35	3.48	2.61	1.74	0.87	—
9	12.04	11.15	10.31	9.49	8.70	7.91	7.03	6.15	5.27	4.39	3.51	2.63	1.75	0.87	—
10	12.15	11.26	10.40	9.58	8.79	7.98	7.10	6.21	5.32	4.43	3.55	2.66	1.77	0.88	—
11	12.27	11.37	10.50	9.67	8.87	8.06	7.16	6.27	5.37	4.48	3.58	2.68	1.79	0.89	—
12	12.39	11.48	10.61	9.77	8.96	8.14	7.24	6.33	5.43	4.52	3.62	2.65	1.68	0.70	—
13	12.52	11.60	10.72	9.87	9.05	8.23	7.31	6.40	5.48	4.57	3.65	2.74	1.81	0.84	—
14	12.66	11.73	10.84	9.98	9.15	8.32	7.39	6.40	5.37	4.34	3.30	2.27	1.24	0.21	—
15	12.80	11.86	10.96	10.09	9.25	8.41	7.47	6.54	5.52	4.49	3.46	2.42	1.39	0.36	—
16	12.94	11.99	11.08	10.20	9.36	8.50	7.56	6.61	5.67	4.64	3.61	2.58	1.55	0.51	—
17	13.09	12.13	11.20	10.32	9.46	8.60	7.64	6.69	5.73	4.77	3.77	2.74	1.70	0.67	—
18	13.24	12.27	11.33	10.43	9.57	8.70	7.73	6.76	5.80	4.83	3.86	2.90	1.87	0.83	—
19	13.40	12.41	11.47	10.56	9.68	8.80	7.82	6.84	5.87	4.89	3.91	2.93	1.95	0.97	—
20	13.56	12.56	11.61	10.69	9.80	8.91	7.92	6.87	5.76	4.66	3.56	2.45	1.35	0.24	—
21	13.73	12.72	11.75	10.82	9.92	9.02	8.02	7.02	5.95	4.84	3.74	2.64	1.53	0.43	—
22	13.91	12.89	11.91	10.96	10.05	9.14	8.12	7.11	6.09	5.04	3.93	2.83	1.73	0.62	—
23	14.10	13.06	12.07	11.11	10.19	9.26	8.23	7.20	6.17	5.14	4.11	3.03	1.93	0.83	—
24	14.30	13.25	12.24	11.26	10.33	9.39	8.35	7.31	6.26	5.22	4.17	3.13	2.08	1.04	—
25	14.51	13.44	12.41	11.43	10.48	9.53	8.47	7.41	6.35	5.29	4.23	3.17	2.11	1.05	—
26	14.72	13.64	12.60	11.60	10.64	9.67	8.60	7.52	6.45	5.37	4.21	3.05	1.88	0.72	—
27	14.95	13.85	12.79	11.78	10.80	9.82	8.73	7.53	6.30	5.08	3.86	2.63	1.41	0.18	—
28	15.19	14.07	13.00	11.96	10.97	9.87	8.58	7.28	5.98	4.69	3.39	2.10	0.80	—	—
29	15.44	14.30	13.21	12.16	11.15	9.84	8.49	7.13	5.77	4.42	3.06	1.71	0.35	—	—
30	15.70	14.54	13.43	12.36	11.24	9.82	8.41	6.99	5.58	4.16	2.74	1.33	—	—	—
31	15.97	14.80	13.67	12.58	11.34	9.88	8.42	6.95	5.49	4.02	2.56	1.10	—	—	—
32	16.26	15.06	13.91	12.80	11.46	9.95	8.44	6.92	5.41	3.90	2.39	0.88	—	—	—
33	16.56	15.34	14.17	13.04	11.59	10.03	8.47	6.91	5.35	3.79	2.23	0.67	—	—	—
34	16.87	15.63	14.43	13.28	11.74	10.13	8.52	6.91	5.30	3.70	2.09	0.48	—	—	—
35	17.20	15.93	14.71	13.54	11.89	10.24	8.58	6.93	5.27	3.61	1.96	0.30	—	—	—
36	17.53	16.24	15.00	13.55	11.78	10.00	8.23	6.45	4.67	2.90	1.12	—	—	—	—
37	17.88	16.56	15.29	13.57	11.68	9.78	7.88	5.99	4.09	2.20	0.30	—	—	—	—
38	18.25	16.90	15.60	13.57	11.54	9.51	7.48	5.46	3.43	1.40	—	—	—	—	—
39	18.63	17.25	15.76	13.62	11.47	9.32	7.17	5.02	2.88	0.73	—	—	—	—	—
40	19.03	17.62	15.95	13.69	11.42	9.15	6.88	4.61	2.35	0.08	—	—	—	—	—
41	19.45	18.01	16.12	13.71	11.30	8.88	6.47	4.06	1.65	—	—	—	—	—	—
42	19.89	18.42	16.31	13.76	11.20	8.64	6.09	3.53	0.98	—	—	—	—	—	—
43	20.36	18.85	16.56	13.87	11.18	8.49	5.80	3.12	0.43	—	—	—	—	—	—
44	20.86	19.31	16.81	13.98	11.14	8.31	5.48	2.65	—	—	—	—	—	—	—
45	21.39	19.80	17.09	14.12	11.14	8.16	5.19	2.21	—	—	—	—	—	—	—
46	21.95	20.32	17.43	14.33	11.22	8.11	5.00	1.89	—	—	—	—	—	—	—
47	22.54	20.87	17.81	14.57	11.33	8.09	4.85	1.61	—	—	—	—	—	—	—
48	23.17	21.45	18.20	14.82	11.44	8.05	4.67	1.28	—	—	—	—	—	—	—
49	23.84	22.06	18.66	15.15	11.63	8.11	4.60	1.08	—	—	—	—	—	—	—
50	24.55	22.71	19.16	15.51	11.87	8.22	4.57	0.92	—	—	—	—	—	—	—
51	25.29	23.40	19.88	16.18	12.48	8.79	5.09	1.40	—	—	—	—	—	—	—
52	26.08	24.12	20.61	16.86	13.10	9.34	5.59	1.83	—	—	—	—	—	—	—
53	26.91	24.89	21.42	17.61	13.81	10.01	6.20	2.40	—	—	—	—	—	—	—
54	27.79	25.69	22.25	18.39	14.52	10.66	6.79	2.93	—	—	—	—	—	—	—

B-25

APPENDIX A

Surrender Charge Tables

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
55	28.72	26.54	23.16	19.25	15.34	11.42	7.51	3.60	—	—	—	—	—	—	—
56	29.69	27.44	24.13	20.17	16.21	12.25	8.29	4.33	0.37	—	—	—	—	—	—
57	30.73	28.39	25.16	21.15	17.14	13.14	9.13	5.12	1.11	—	—	—	—	—	—
58	31.84	29.40	26.29	22.25	18.20	14.16	10.12	6.07	2.03	—	—	—	—	—	—
59	33.01	30.47	27.48	23.39	19.29	15.20	11.11	7.02	2.93	—	—	—	—	—	—
60	34.27	31.62	28.75	24.61	20.47	16.33	12.19	8.05	3.91	—	—	—	—	—	—
61	35.61	32.84	30.19	26.08	21.94	17.80	13.66	9.52	5.38	1.24	—	—	—	—	—
62	37.04	34.14	31.37	27.65	23.51	19.37	15.23	11.09	6.95	2.81	—	—	—	—	—
63	38.57	35.53	32.62	29.33	25.19	21.05	16.91	12.77	8.63	4.49	0.35	—	—	—	—
64	40.20	37.01	33.95	31.03	26.99	22.85	18.71	14.57	10.43	6.29	2.15	—	—	—	—
65	41.95	38.59	35.37	32.29	28.92	24.78	20.64	16.50	12.36	8.22	4.08	—	—	—	—
66	43.83	40.27	36.87	33.63	30.51	26.25	21.99	17.73	13.47	9.21	4.95	0.69	—	—	—
67	45.28	41.56	38.01	34.62	31.39	27.28	22.90	18.52	14.14	9.76	5.38	1.00	—	—	—
68	45.20	41.44	37.84	34.42	31.10	26.59	22.08	17.57	13.06	8.54	4.03	—	—	—	—
69	45.11	41.29	37.65	34.18	30.59	25.96	21.33	16.70	12.06	7.43	2.80	—	—	—	—
70	45.01	41.13	37.43	33.91	30.08	25.33	20.58	15.82	11.07	6.32	1.57	—	—	—	—
71	44.89	40.93	37.17	33.60	29.32	24.38	19.45	14.52	9.59	4.66	—	—	—	—	—
72	44.75	40.72	36.89	33.25	28.50	23.38	18.26	13.13	8.01	2.88	—	—	—	—	—
73	44.60	40.48	36.56	32.86	27.74	22.43	17.13	11.82	6.52	1.22	—	—	—	—	—
74	44.44	40.20	36.20	32.41	26.92	21.42	15.92	10.43	4.93	—	—	—	—	—	—
75	44.25	39.90	35.79	31.82	26.14	20.46	14.79	9.11	3.44	—	—	—	—	—	—
76	44.04	39.55	35.33	30.96	25.02	19.08	13.14	7.20	1.26	—	—	—	—	—	—
77	43.81	39.18	34.83	30.11	23.91	17.70	11.50	5.29	—	—	—	—	—	—	—
78	43.55	38.75	34.27	29.25	22.78	16.32	9.85	3.38	—	—	—	—	—	—	—
79	43.27	38.29	33.65	28.39	21.66	14.92	8.19	1.46	—	—	—	—	—	—	—
80	42.95	37.78	32.98	27.52	20.52	13.53	6.53	—	—	—	—	—	—	—	—
81	42.61	37.22	32.24	26.64	19.38	12.12	4.86	—	—	—	—	—	—	—	—
82	42.24	36.61	31.44	25.55	17.95	10.36	2.76	—	—	—	—	—	—	—	—
83	41.83	35.94	30.57	24.88	17.09	9.31	1.52	—	—	—	—	—	—	—	—
84	41.38	35.20	29.63	23.60	15.41	7.23	—	—	—	—	—	—	—	—	—
85	40.88	34.42	28.63	22.31	13.73	5.15	—	—	—	—	—	—	—	—	—

Female Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	14.62	13.55	12.50	10.88	9.26	7.64	6.02	4.40	2.78	1.16	—	—	—	—	—
19	14.85	13.76	12.71	11.12	9.50	7.88	6.26	4.64	3.02	1.40	—	—	—	—	—
20	15.08	13.97	12.78	11.05	9.32	7.59	5.87	4.14	2.41	0.68	—	—	—	—	—
21	15.33	14.20	13.04	11.32	9.59	7.86	6.13	4.40	2.68	0.95	—	—	—	—	—
22	15.59	14.44	13.32	11.59	9.87	8.14	6.41	4.68	2.95	1.23	—	—	—	—	—
23	15.86	14.69	13.57	11.89	10.16	8.43	6.70	4.98	3.25	1.52	—	—	—	—	—
24	16.14	14.96	13.81	12.20	10.47	8.74	7.01	5.28	3.56	1.83	0.10	—	—	—	—
25	16.44	15.23	14.07	12.52	10.79	9.06	7.33	5.60	3.88	2.15	0.42	—	—	—	—
26	16.75	15.52	14.33	12.75	10.98	9.22	7.45	5.69	3.93	2.16	0.40	—	—	—	—
27	17.08	15.82	14.61	12.99	11.19	9.39	7.59	5.79	3.99	2.19	0.39	—	—	—	—
28	17.43	16.14	14.91	13.29	11.47	9.65	7.82	6.00	4.17	2.35	0.53	—	—	—	—
29	17.79	16.48	15.22	13.58	11.72	9.86	8.00	6.14	4.28	2.42	0.56	—	—	—	—
30	18.18	16.84	15.55	13.89	11.99	10.10	8.20	6.30	4.41	2.51	0.62	—	—	—	—
31	18.58	17.21	15.89	14.18	12.24	10.29	8.35	6.40	4.46	2.52	0.57	—	—	—	—

B-26

APPENDIX A

Surrender Charge Tables

Female Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
32	19.01	17.60	16.25	14.49	12.50	10.51	8.52	6.53	4.53	2.54	0.55	—	—	—	—
33	19.45	18.01	16.63	14.83	12.79	10.75	8.71	6.67	4.63	2.59	0.55	—	—	—	—
34	19.92	18.45	17.03	15.20	13.11	11.02	8.93	6.85	4.76	2.67	0.58	—	—	—	—
35	20.41	18.90	17.44	15.58	13.45	11.31	9.18	7.04	4.90	2.77	0.63	—	—	—	—
36	20.92	19.37	17.87	15.92	13.71	11.50	9.30	7.09	4.88	2.67	0.46	—	—	—	—
37	21.46	19.86	18.33	16.32	14.05	11.78	9.51	7.25	4.98	2.71	0.44	—	—	—	—
38	22.01	20.37	18.80	16.71	14.37	12.03	9.69	7.35	5.01	2.67	0.33	—	—	—	—
39	22.60	20.91	19.29	17.15	14.75	12.35	9.95	7.55	5.15	2.75	0.35	—	—	—	—
40	23.21	21.47	19.80	17.60	15.13	12.65	10.18	7.71	5.24	2.77	0.29	—	—	—	—
41	23.85	22.06	20.34	18.01	15.44	12.87	10.30	7.73	5.17	2.60	0.03	—	—	—	—
42	24.52	22.68	20.91	18.42	15.74	13.06	10.39	7.71	5.04	2.36	—	—	—	—	—
43	25.24	23.34	21.51	18.90	16.13	13.36	10.59	7.82	5.04	2.27	—	—	—	—	—
44	26.00	24.03	22.15	19.40	16.52	13.64	10.76	7.88	5.00	2.12	—	—	—	—	—
45	26.80	24.77	22.82	19.98	17.01	14.03	11.06	8.08	5.10	2.13	—	—	—	—	—
46	27.65	25.54	23.53	20.51	17.41	14.30	11.19	8.08	4.97	1.87	—	—	—	—	—
47	28.54	26.36	24.28	21.09	17.85	14.61	11.37	8.13	4.89	1.65	—	—	—	—	—
48	29.49	27.23	25.06	21.69	18.31	14.93	11.54	8.16	4.77	1.39	—	—	—	—	—
49	30.49	28.14	25.89	22.39	18.87	15.36	11.84	8.32	4.81	1.29	—	—	—	—	—
50	31.54	29.10	26.76	23.15	19.50	15.85	12.20	8.55	4.91	1.26	—	—	—	—	—
51	32.65	30.11	27.68	24.22	20.52	16.83	13.13	9.43	5.74	2.04	—	—	—	—	—
52	33.83	31.18	28.64	25.33	21.57	17.81	14.06	10.30	6.55	2.79	—	—	—	—	—
53	35.07	32.30	29.66	26.54	22.74	18.94	15.13	11.33	7.52	3.72	—	—	—	—	—
54	36.38	33.49	30.73	27.81	23.94	20.08	16.22	12.35	8.49	4.62	0.76	—	—	—	—
55	37.77	34.74	31.85	29.09	25.28	21.37	17.46	13.55	9.63	5.72	1.81	—	—	—	—
56	39.24	36.07	33.04	30.15	26.71	22.75	18.79	14.83	10.87	6.91	2.95	—	—	—	—
57	40.79	37.46	34.29	31.26	28.24	24.24	20.23	16.22	12.21	8.20	4.20	0.19	—	—	—
58	42.43	38.94	35.60	32.42	29.40	25.88	21.84	17.79	13.75	9.70	5.66	1.62	—	—	—
59	44.17	40.49	36.98	33.65	30.47	27.47	23.48	19.39	15.30	11.20	7.11	3.02	—	—	—
60	45.25	41.43	37.80	34.35	31.07	27.97	24.42	20.28	16.14	12.00	7.86	3.72	—	—	—
61	45.16	41.30	37.64	34.16	30.86	27.73	24.38	20.24	16.10	11.96	7.82	3.68	—	—	—
62	45.07	41.16	37.46	33.94	30.62	27.48	24.34	20.20	16.06	11.92	7.78	3.64	—	—	—
63	44.96	41.01	37.26	33.72	30.37	27.21	24.23	20.15	16.01	11.87	7.73	3.59	—	—	—
64	44.85	40.85	37.05	33.47	30.09	26.91	23.92	20.10	15.96	11.82	7.68	3.54	—	—	—
65	44.75	40.68	36.84	33.21	29.80	26.60	23.59	20.06	15.92	11.78	7.64	3.50	—	—	—
66	44.65	40.51	36.62	32.95	29.50	26.26	23.24	19.20	14.94	10.68	6.42	2.16	—	—	—
67	44.51	40.31	36.35	32.63	29.14	25.88	22.69	18.31	13.93	9.55	5.17	0.79	—	—	—
68	44.37	40.09	36.07	32.29	28.77	25.47	21.85	17.33	12.82	8.31	3.80	—	—	—	—
69	44.22	39.86	35.76	31.93	28.35	25.03	21.08	16.45	11.82	7.19	2.55	—	—	—	—
70	44.06	39.60	35.42	31.53	27.90	24.54	20.31	15.56	10.81	6.06	1.30	—	—	—	—
71	43.89	39.32	35.06	31.09	27.41	24.00	19.18	14.25	9.32	4.39	—	—	—	—	—
72	43.70	39.02	34.66	30.61	26.86	23.10	17.98	12.85	7.73	2.61	—	—	—	—	—
73	43.50	38.68	34.21	30.08	26.27	22.15	16.84	11.54	6.23	0.93	—	—	—	—	—
74	43.27	38.32	33.73	29.50	25.62	21.13	15.63	10.14	4.64	—	—	—	—	—	—
75	43.03	37.91	33.20	28.87	24.91	20.17	14.49	8.82	3.14	—	—	—	—	—	—
76	42.76	37.47	32.62	28.18	24.14	18.79	12.85	6.91	0.97	—	—	—	—	—	—
77	42.47	36.99	31.99	27.43	23.31	17.40	11.20	4.99	—	—	—	—	—	—	—
78	42.15	36.47	31.30	26.62	22.42	16.01	9.55	3.08	—	—	—	—	—	—	—
79	41.80	35.89	30.55	25.75	21.36	14.62	7.89	1.16	—	—	—	—	—	—	—
80	41.41	35.27	29.75	24.83	20.23	13.23	6.23	—	—	—	—	—	—	—	—

B-27

APPENDIX A

Surrender Charge Tables

Unisex Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	13.88	12.85	11.87	10.93	10.02	9.12	8.10	7.09	6.08	5.06	4.02	2.93	1.83	0.74	—
19	14.04	13.01	12.01	11.06	10.14	9.23	8.20	7.18	6.15	5.12	4.10	3.07	2.02	0.92	—
20	14.22	13.17	12.16	11.20	10.27	9.34	8.30	7.26	6.23	5.19	4.15	3.03	1.91	0.80	—
21	14.40	13.34	12.32	11.34	10.40	9.46	8.41	7.36	6.31	5.25	4.20	3.09	1.97	0.84	—
22	14.59	13.51	12.48	11.49	10.54	9.58	8.52	7.45	6.39	5.32	4.18	3.03	1.88	0.73	—
23	14.79	13.70	12.65	11.65	10.68	9.72	8.64	7.56	6.48	5.40	4.28	3.12	1.95	0.79	—
24	15.00	13.89	12.83	11.81	10.83	9.85	8.76	7.66	6.57	5.45	4.27	3.08	1.89	0.70	—
25	15.22	14.10	13.02	11.98	10.99	10.00	8.89	7.78	6.66	5.48	4.26	3.05	1.84	0.63	—
26	15.45	14.31	13.22	12.17	11.16	10.15	9.02	7.89	6.65	5.40	4.15	2.91	1.66	0.41	—
27	15.70	14.54	13.43	12.36	11.34	10.32	9.17	7.92	6.63	5.35	4.06	2.78	1.50	0.21	—
28	15.96	14.79	13.65	12.57	11.52	10.49	9.27	7.95	6.63	5.31	3.99	2.67	1.35	0.03	—
29	16.24	15.04	13.89	12.79	11.72	10.67	9.35	8.00	6.64	5.28	3.93	2.57	1.22	—	—
30	16.54	15.32	14.14	13.02	11.93	10.85	9.45	8.06	6.67	5.28	3.89	2.49	1.10	—	—
31	16.85	15.60	14.41	13.26	12.16	11.06	9.65	8.23	6.81	5.40	3.98	2.57	1.15	—	—
32	17.18	15.91	14.69	13.51	12.39	11.24	9.78	8.33	6.88	5.43	3.98	2.52	1.07	—	—
33	17.52	16.22	14.98	13.78	12.63	11.49	10.01	8.53	7.06	5.58	4.11	2.63	1.15	—	—
34	17.88	16.55	15.28	14.06	12.89	11.69	10.18	8.67	7.16	5.65	4.13	2.62	1.11	—	—
35	18.25	16.90	15.60	14.35	13.16	11.92	10.37	8.82	7.27	5.72	4.18	2.63	1.08	—	—
36	18.64	17.26	15.93	14.65	13.43	12.03	10.43	8.82	7.21	5.60	3.99	2.39	0.78	—	—
37	19.04	17.62	16.27	14.97	13.72	12.17	10.50	8.83	7.16	5.49	3.83	2.16	0.49	—	—
38	19.45	18.01	16.62	15.29	14.01	12.31	10.59	8.86	7.13	5.40	3.67	1.95	0.22	—	—
39	19.88	18.41	16.99	15.63	14.27	12.48	10.69	8.91	7.12	5.33	3.54	1.75	—	—	—
40	20.34	18.83	17.38	15.98	14.52	12.67	10.83	8.98	7.13	5.28	3.43	1.59	—	—	—
41	20.82	19.27	17.78	16.36	14.75	12.83	10.91	8.99	7.07	5.15	3.23	1.31	—	—	—
42	21.32	19.73	18.21	16.75	14.96	12.95	10.95	8.95	6.94	4.94	2.93	0.93	—	—	—
43	21.85	20.22	18.66	17.16	15.24	13.16	11.09	9.01	6.94	4.86	2.78	0.71	—	—	—
44	22.41	20.74	19.13	17.59	15.51	13.35	11.19	9.03	6.87	4.71	2.55	0.39	—	—	—
45	23.00	21.28	19.63	18.05	15.86	13.62	11.39	9.16	6.93	4.70	2.46	0.23	—	—	—
46	23.62	21.85	20.16	18.48	16.15	13.82	11.49	9.16	6.84	4.51	2.18	—	—	—	—
47	24.28	22.46	20.72	18.94	16.53	14.12	11.70	9.29	6.88	4.47	2.06	—	—	—	—
48	24.98	23.11	21.31	19.41	16.90	14.40	11.89	9.38	6.87	4.36	1.86	—	—	—	—
49	25.73	23.79	21.94	19.93	17.33	14.72	12.12	9.51	6.91	4.31	1.70	—	—	—	—
50	26.52	24.52	22.60	20.53	17.85	15.16	12.47	9.78	7.09	4.41	1.72	—	—	—	—
51	27.35	25.29	23.30	21.12	18.32	15.53	12.73	9.94	7.14	4.34	1.55	—	—	—	—
52	28.24	26.10	24.05	21.76	18.86	15.95	13.05	10.15	7.24	4.34	1.43	—	—	—	—
53	29.18	26.96	24.84	22.46	19.45	16.44	13.42	10.41	7.40	4.39	1.38	—	—	—	—
54	30.18	27.88	25.67	23.25	20.15	17.04	13.93	10.82	7.71	4.61	1.50	—	—	—	—
55	31.23	28.84	26.55	24.08	20.86	17.64	14.43	11.21	8.00	4.78	1.56	—	—	—	—
56	32.35	29.86	27.48	24.90	21.55	18.20	14.86	11.51	8.16	4.81	1.46	—	—	—	—
57	33.54	30.95	28.46	25.84	22.37	18.90	15.43	11.97	8.50	5.03	1.56	—	—	—	—
58	34.81	32.10	29.51	26.83	23.23	19.63	16.03	12.43	8.83	5.23	1.63	—	—	—	—
59	36.16	33.34	30.63	27.96	24.24	20.52	16.80	13.08	9.36	5.64	1.92	—	—	—	—
60	37.62	34.65	31.82	29.11	25.31	21.45	17.60	13.75	9.90	6.05	2.19	—	—	—	—
61	39.18	36.07	33.09	30.25	26.35	22.33	18.31	14.29	10.27	6.25	2.23	—	—	—	—
62	40.85	37.58	34.45	31.46	27.48	23.28	19.08	14.88	10.68	6.48	2.28	—	—	—	—
63	42.64	39.19	35.89	32.74	28.73	24.35	19.97	15.59	11.21	6.83	2.45	—	—	—	—
64	44.55	40.90	37.42	34.10	30.12	25.56	21.00	16.44	11.88	7.32	2.76	—	—	—	—
65	45.18	41.44	37.86	34.46	30.15	25.41	20.67	15.93	11.19	6.45	1.71	—	—	—	—
66	45.09	41.30	37.68	34.21	29.25	24.29	19.34	14.38	9.43	4.47	—	—	—	—	—
67	44.99	41.14	37.48	33.48	28.30	23.11	17.93	12.74	7.56	2.38	—	—	—	—	—

B-28

APPENDIX A

Surrender Charge Tables

Unisex Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
68	44.88	40.97	37.25	32.79	27.39	21.99	16.59	11.19	5.79	0.39	—	—	—	—	—
69	44.75	40.78	37.00	32.09	26.48	20.86	15.24	9.63	4.01	—	—	—	—	—	—
70	44.61	40.56	36.71	31.36	25.51	19.67	13.83	7.98	2.14	—	—	—	—	—	—
71	44.46	40.31	36.38	30.76	24.74	18.71	12.69	6.67	0.64	—	—	—	—	—	—
72	44.28	40.03	36.01	30.13	23.91	17.69	11.48	5.26	—	—	—	—	—	—	—
73	44.09	39.72	35.61	29.52	23.13	16.73	10.33	3.94	—	—	—	—	—	—	—
74	43.87	39.38	35.16	28.91	22.34	15.76	9.19	2.61	—	—	—	—	—	—	—
75	43.64	39.00	34.66	28.27	21.50	14.73	7.96	1.19	—	—	—	—	—	—	—
76	43.38	38.58	34.10	27.18	20.08	12.97	5.87	—	—	—	—	—	—	—	—
77	43.09	38.12	33.50	26.06	18.60	11.15	3.70	—	—	—	—	—	—	—	—
78	42.78	37.62	32.72	24.92	17.12	9.32	1.52	—	—	—	—	—	—	—	—
79	42.43	37.06	31.96	23.83	15.69	7.55	—	—	—	—	—	—	—	—	—
80	42.06	36.46	31.17	22.69	14.20	5.72	—	—	—	—	—	—	—	—	—

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.53	10.69	9.87	9.09	8.34	7.58	6.73	5.89	5.05	4.21	3.36	2.52	1.68	0.84	—
1	11.61	10.76	9.94	9.16	8.40	7.63	6.78	5.93	5.08	4.24	3.39	2.54	1.69	0.84	—
2	11.71	10.85	10.02	9.23	8.47	7.69	6.83	5.98	5.12	4.27	3.41	2.56	1.70	0.85	—
3	11.80	10.94	10.10	9.30	8.54	7.75	6.89	6.03	5.17	4.31	3.44	2.58	1.72	0.86	—
4	11.90	11.03	10.19	9.38	8.61	7.82	6.95	6.08	5.21	4.34	3.47	2.60	1.73	0.86	—
5	12.01	11.13	10.28	9.47	8.68	7.89	7.01	6.14	5.26	4.38	3.50	2.63	1.75	0.87	—
6	12.12	11.23	10.38	9.56	8.76	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	—
7	12.24	11.34	10.47	9.64	8.85	8.04	7.15	6.25	5.36	4.46	3.57	2.68	1.78	0.89	—
8	12.36	11.45	10.58	9.74	8.93	8.12	7.22	6.32	5.41	4.51	3.61	2.70	1.80	0.90	—
9	12.49	11.57	10.69	9.84	9.03	8.20	7.29	6.38	5.47	4.56	3.64	2.73	1.82	0.91	—
10	12.62	11.69	10.80	9.95	9.12	8.29	7.37	6.45	5.53	4.60	3.68	2.76	1.84	0.92	—
11	12.76	11.82	10.92	10.05	9.22	8.38	7.45	6.52	5.59	4.66	3.72	2.79	1.86	0.93	—
12	12.91	11.96	11.05	10.17	9.32	8.48	7.54	6.60	5.65	4.71	3.69	2.67	1.65	0.63	—
13	13.06	12.10	11.17	10.29	9.43	8.58	7.63	6.67	5.72	4.76	3.81	2.84	1.82	0.80	—
14	13.22	12.24	11.31	10.41	9.55	8.68	7.68	6.59	5.49	4.40	3.31	2.22	1.13	0.03	—
15	13.38	12.39	11.45	10.54	9.66	8.79	7.81	6.76	5.67	4.58	3.48	2.39	1.30	0.21	—
16	13.54	12.55	11.59	10.67	9.78	8.88	7.74	6.60	5.46	4.32	3.18	2.04	0.90	—	—
17	13.71	12.70	11.73	10.80	9.90	9.01	7.92	6.78	5.64	4.50	3.36	2.22	1.08	—	—
18	13.88	12.85	11.87	10.93	10.02	9.12	8.10	6.96	5.82	4.68	3.54	2.40	1.26	0.12	—
19	14.04	13.01	12.01	11.06	10.14	9.23	8.20	7.14	6.00	4.86	3.72	2.58	1.44	0.30	—
20	14.22	13.17	12.16	11.20	10.27	9.34	8.30	7.16	5.99	4.83	3.67	2.50	1.34	0.17	—
21	14.40	13.34	12.32	11.34	10.40	9.46	8.41	7.27	6.09	4.92	3.74	2.57	1.39	0.21	—
22	14.59	13.51	12.48	11.49	10.54	9.58	8.50	7.30	6.10	4.90	3.70	2.50	1.30	0.10	—
23	14.79	13.70	12.65	11.65	10.68	9.72	8.64	7.44	6.22	5.01	3.80	2.59	1.38	0.16	—
24	15.00	13.89	12.83	11.81	10.83	9.85	8.73	7.49	6.26	5.02	3.79	2.55	1.31	0.08	—
25	15.22	14.10	13.02	11.98	10.99	10.00	8.82	7.56	6.30	5.04	3.78	2.52	1.26	—	—
26	15.45	14.31	13.22	12.17	11.16	10.15	8.86	7.56	6.27	4.97	3.67	2.38	1.08	—	—
27	15.70	14.54	13.43	12.36	11.34	10.18	8.84	7.50	6.15	4.81	3.46	2.12	0.78	—	—
28	15.96	14.79	13.65	12.57	11.52	10.29	8.91	7.53	6.15	4.77	3.39	2.01	0.63	—	—
29	16.24	15.04	13.89	12.79	11.72	10.35	8.92	7.49	6.06	4.64	3.21	1.78	0.35	—	—
30	16.54	15.32	14.14	13.02	11.90	10.43	8.95	7.47	6.00	4.52	3.05	1.57	0.09	—	—
31	16.85	15.60	14.41	13.26	12.09	10.58	9.07	7.56	6.05	4.53	3.02	1.51	—	—	—

B-29

APPENDIX A

Surrender Charge Tables

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
32	17.18	15.91	14.69	13.51	12.30	10.76	9.21	7.66	6.11	4.56	3.02	1.47	—	—	—
33	17.52	16.22	14.98	13.78	12.53	10.95	9.36	7.78	6.19	4.61	3.03	1.44	—	—	—
34	17.88	16.55	15.28	14.06	12.77	11.15	9.53	7.91	6.29	4.67	3.05	1.43	—	—	—
35	18.25	16.90	15.60	14.35	13.03	11.38	9.72	8.06	6.41	4.75	3.10	1.44	—	—	—
36	18.64	17.26	15.93	14.65	13.07	11.31	9.56	7.81	6.06	4.31	2.55	0.80	—	—	—
37	19.04	17.62	16.27	14.96	13.11	11.27	9.42	7.57	5.72	3.87	2.03	0.18	—	—	—
38	19.45	18.01	16.62	15.16	13.23	11.29	9.36	7.43	5.50	3.57	1.63	—	—	—	—
39	19.88	18.41	16.99	15.34	13.31	11.28	9.25	7.23	5.20	3.17	1.14	—	—	—	—
40	20.34	18.83	17.38	15.54	13.42	11.29	9.17	7.05	4.92	2.80	0.67	—	—	—	—
41	20.82	19.27	17.78	15.70	13.45	11.21	8.97	6.72	4.48	2.23	—	—	—	—	—
42	21.32	19.73	18.21	15.85	13.47	11.09	8.72	6.34	3.97	1.59	—	—	—	—	—
43	21.85	20.22	18.55	16.06	13.56	11.06	8.57	6.07	3.58	1.08	—	—	—	—	—
44	22.41	20.74	18.92	16.30	13.68	11.07	8.45	5.84	3.22	0.60	—	—	—	—	—
45	23.00	21.28	19.29	16.54	13.79	11.04	8.30	5.55	2.80	0.05	—	—	—	—	—
46	23.62	21.85	19.75	16.89	14.04	11.18	8.32	5.47	2.61	—	—	—	—	—	—
47	24.28	22.46	20.22	17.25	14.27	11.30	8.32	5.34	2.37	—	—	—	—	—	—
48	24.98	23.11	20.74	17.65	14.55	11.46	8.36	5.26	2.17	—	—	—	—	—	—
49	25.73	23.79	21.31	18.09	14.88	11.66	8.45	5.23	2.01	—	—	—	—	—	—
50	26.52	24.52	21.93	18.59	15.25	11.92	8.58	5.25	1.91	—	—	—	—	—	—
51	27.35	25.29	22.62	19.18	15.73	12.29	8.84	5.40	1.96	—	—	—	—	—	—
52	28.24	26.10	23.35	19.78	16.22	12.65	9.09	5.53	1.96	—	—	—	—	—	—
53	29.18	26.96	24.15	20.48	16.81	13.14	9.46	5.79	2.12	—	—	—	—	—	—
54	30.18	27.88	24.99	21.20	17.41	13.62	9.83	6.03	2.24	—	—	—	—	—	—
55	31.23	28.84	25.92	22.02	18.12	14.22	10.32	6.42	2.52	—	—	—	—	—	—
56	32.35	29.86	27.00	23.03	19.06	15.08	11.11	7.14	3.17	—	—	—	—	—	—
57	33.54	30.95	28.13	24.07	20.02	15.96	11.91	7.85	3.79	—	—	—	—	—	—
58	34.81	32.10	29.37	25.25	21.12	16.99	12.86	8.73	4.61	0.48	—	—	—	—	—
59	36.16	33.34	30.63	26.52	22.32	18.12	13.92	9.72	5.52	1.32	—	—	—	—	—
60	37.62	34.65	31.82	27.90	23.63	19.35	15.08	10.81	6.54	2.27	—	—	—	—	—
61	39.18	36.07	33.09	29.22	24.82	20.41	16.01	11.61	7.20	2.80	—	—	—	—	—
62	40.85	37.58	34.45	30.67	26.13	21.60	17.06	12.52	7.99	3.45	—	—	—	—	—
63	42.64	39.19	35.89	32.28	27.63	22.97	18.31	13.66	9.00	4.35	—	—	—	—	—
64	44.55	40.90	37.42	34.00	29.21	24.42	19.64	14.85	10.06	5.27	0.48	—	—	—	—
65	45.18	41.44	37.86	34.35	29.43	24.51	19.59	14.67	9.75	4.83	—	—	—	—	—
66	45.09	41.30	37.68	33.63	28.48	23.33	18.19	13.04	7.89	2.74	—	—	—	—	—
67	44.99	41.14	37.48	32.90	27.53	22.15	16.78	11.40	6.02	0.65	—	—	—	—	—
68	44.88	40.97	37.25	32.17	26.57	20.97	15.36	9.76	4.15	—	—	—	—	—	—
69	44.75	40.78	37.00	31.44	25.61	19.78	13.95	8.12	2.28	—	—	—	—	—	—
70	44.61	40.56	36.71	30.71	24.65	18.59	12.53	6.47	0.41	—	—	—	—	—	—
71	44.46	40.31	36.33	30.08	23.83	17.57	11.32	5.07	—	—	—	—	—	—	—
72	44.28	40.03	35.91	29.48	23.05	16.61	10.18	3.75	—	—	—	—	—	—	—
73	44.09	39.72	35.46	28.84	22.21	15.59	8.97	2.34	—	—	—	—	—	—	—
74	43.87	39.38	35.01	28.19	21.38	14.56	7.75	0.93	—	—	—	—	—	—	—
75	43.64	39.00	34.55	27.55	20.54	13.53	6.52	—	—	—	—	—	—	—	—
76	43.38	38.58	33.76	26.39	19.02	11.65	4.28	—	—	—	—	—	—	—	—
77	43.09	38.12	32.98	25.26	17.55	9.83	2.12	—	—	—	—	—	—	—	—
78	42.78	37.62	32.17	24.10	16.02	7.94	—	—	—	—	—	—	—	—	—
79	42.43	37.06	31.36	22.93	14.49	6.05	—	—	—	—	—	—	—	—	—
80	42.06	36.46	30.57	21.79	13.00	4.22	—	—	—	—	—	—	—	—	—
81	41.64	35.79	29.59	20.38	11.16	1.95	—	—	—	—	—	—	—	—	—

B-30

APPENDIX A

Surrender Charge Tables

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
82	41.20	35.07	28.70	19.08	9.47	—	—	—	—	—	—	—	—	—	—
83	40.72	34.30	27.88	17.91	7.94	—	—	—	—	—	—	—	—	—	—
84	40.22	33.48	27.07	16.74	6.41	—	—	—	—	—	—	—	—	—	—
85	39.68	32.61	26.40	15.77	5.14	—	—	—	—	—	—	—	—	—	—

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	15.35	14.22	13.13	11.99	10.48	8.97	7.46	5.94	4.43	2.92	1.41	—	—	—	—
19	15.59	14.44	13.34	12.25	10.74	9.23	7.72	6.20	4.69	3.18	1.67	0.16	—	—	—
20	15.84	14.67	13.55	12.23	10.63	9.02	7.41	5.80	4.19	2.59	0.98	—	—	—	—
21	16.10	14.92	13.77	12.48	10.86	9.24	7.62	6.00	4.38	2.76	1.14	—	—	—	—
22	16.38	15.17	14.01	12.74	11.11	9.48	7.84	6.21	4.58	2.95	1.32	—	—	—	—
23	16.67	15.44	14.25	13.01	11.37	9.73	8.08	6.44	4.79	3.15	1.51	—	—	—	—
24	16.97	15.71	14.51	13.30	11.65	9.99	8.33	6.68	5.02	3.37	1.71	0.05	—	—	—
25	17.28	16.01	14.78	13.57	11.89	10.21	8.53	6.85	5.17	3.49	1.81	0.13	—	—	—
26	17.61	16.31	15.06	13.82	12.10	10.39	8.67	6.96	5.24	3.52	1.81	0.09	—	—	—
27	17.96	16.63	15.36	14.05	12.29	10.53	8.76	7.00	5.23	3.47	1.71	—	—	—	—
28	18.33	16.97	15.67	14.34	12.54	10.74	8.94	7.14	5.34	3.54	1.74	—	—	—	—
29	18.72	17.33	16.00	14.62	12.77	10.92	9.08	7.23	5.38	3.53	1.68	—	—	—	—
30	19.13	17.71	16.35	14.96	13.07	11.19	9.31	7.42	5.54	3.65	1.77	—	—	—	—
31	19.57	18.12	16.72	15.28	13.35	11.42	9.49	7.56	5.62	3.69	1.76	—	—	—	—
32	20.03	18.54	17.11	15.64	13.66	11.68	9.70	7.72	5.74	3.76	1.78	—	—	—	—
33	20.51	18.98	17.52	16.05	14.03	12.02	10.00	7.98	5.97	3.95	1.94	—	—	—	—
34	21.01	19.45	17.94	16.45	14.39	12.32	10.26	8.20	6.13	4.07	2.00	—	—	—	—
35	21.55	19.94	18.39	16.88	14.77	12.66	10.55	8.44	6.32	4.21	2.10	—	—	—	—
36	22.10	20.45	18.86	17.27	15.09	12.90	10.72	8.53	6.35	4.17	1.98	—	—	—	—
37	22.69	20.99	19.36	17.65	15.38	13.11	10.85	8.58	6.31	4.04	1.77	—	—	—	—
38	23.30	21.55	19.87	18.06	15.71	13.36	11.01	8.65	6.30	3.95	1.60	—	—	—	—
39	23.94	22.14	20.41	18.54	16.12	13.69	11.27	8.85	6.42	4.00	1.57	—	—	—	—
40	24.61	22.75	20.98	19.02	16.51	14.00	11.49	8.98	6.48	3.97	1.46	—	—	—	—
41	25.31	23.40	21.57	19.45	16.84	14.22	11.61	8.99	6.37	3.76	1.14	—	—	—	—
42	26.04	24.07	22.18	19.89	17.15	14.42	11.68	8.95	6.21	3.47	0.74	—	—	—	—
43	26.81	24.78	22.83	20.40	17.56	14.71	11.87	9.02	6.18	3.34	0.49	—	—	—	—
44	27.62	25.52	23.50	20.92	17.96	14.99	12.03	9.06	6.10	3.14	0.17	—	—	—	—
45	28.48	26.30	24.22	21.53	18.46	15.39	12.31	9.24	6.17	3.10	0.03	—	—	—	—
46	29.39	27.14	24.98	22.16	18.97	15.78	12.59	9.40	6.20	3.01	—	—	—	—	—
47	30.35	28.02	25.78	22.82	19.50	16.17	12.85	9.52	6.20	2.88	—	—	—	—	—
48	31.37	28.95	26.63	23.58	20.13	16.69	13.24	9.80	6.36	2.91	—	—	—	—	—
49	32.46	29.93	27.52	24.40	20.84	17.27	13.71	10.14	6.58	3.02	—	—	—	—	—
50	33.60	30.98	28.46	25.30	21.61	17.93	14.24	10.56	6.88	3.19	—	—	—	—	—
51	34.82	32.08	29.46	26.38	22.61	18.84	15.07	11.30	7.54	3.77	—	—	—	—	—
52	36.10	33.24	30.51	27.50	23.64	19.78	15.91	12.05	8.18	4.32	0.46	—	—	—	—
53	37.47	34.47	31.61	28.75	24.81	20.86	16.91	12.96	9.01	5.07	1.12	—	—	—	—
54	38.91	35.78	32.78	29.92	26.02	21.98	17.93	13.89	9.84	5.80	1.76	—	—	—	—
55	40.45	37.16	34.02	31.02	27.39	23.26	19.13	15.01	10.88	6.75	2.62	—	—	—	—
56	42.09	38.63	35.32	32.17	29.11	24.96	20.81	16.65	12.50	8.35	4.20	0.05	—	—	—
57	43.82	40.18	36.70	33.39	30.24	26.71	22.52	18.33	14.15	9.96	5.77	1.58	—	—	—
58	45.17	41.36	37.74	34.29	31.01	27.91	23.90	19.69	15.48	11.27	7.05	2.84	—	—	—

B-31

APPENDIX A

Surrender Charge Tables

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
59	45.08	41.23	37.56	34.08	30.78	27.65	23.65	19.40	15.15	10.90	6.66	2.41	—	—	—
60	44.99	41.08	37.37	33.85	30.52	27.37	23.46	19.19	14.92	10.64	6.37	2.10	—	—	—
61	44.89	40.93	37.17	33.61	30.25	27.04	22.63	18.23	13.83	9.42	5.02	0.61	—	—	—
62	44.78	40.76	36.96	33.36	29.97	26.34	21.80	17.27	12.73	8.20	3.66	—	—	—	—
63	44.67	40.59	36.73	33.09	29.66	25.70	21.05	16.39	11.73	7.08	2.42	—	—	—	—
64	44.55	40.40	36.48	32.79	29.33	25.00	20.21	15.43	10.64	5.85	1.06	—	—	—	—
65	44.43	40.20	36.22	32.48	28.98	24.31	19.39	14.47	9.55	4.63	—	—	—	—	—
66	44.29	39.98	35.94	32.15	28.27	23.12	17.97	12.83	7.68	2.53	—	—	—	—	—
67	44.13	39.74	35.63	31.78	27.30	21.93	16.55	11.17	5.80	0.42	—	—	—	—	—
68	43.97	39.49	35.30	31.39	26.33	20.73	15.13	9.52	3.92	—	—	—	—	—	—
69	43.79	39.21	34.94	30.97	25.36	19.53	13.70	7.87	2.04	—	—	—	—	—	—
70	43.60	38.91	34.55	30.45	24.39	18.33	12.27	6.21	0.15	—	—	—	—	—	—
71	43.39	38.59	34.14	29.81	23.56	17.30	11.05	4.80	—	—	—	—	—	—	—
72	43.17	38.24	33.69	29.20	22.77	16.33	9.90	3.47	—	—	—	—	—	—	—
73	42.93	37.87	33.22	28.55	21.93	15.30	8.68	2.05	—	—	—	—	—	—	—
74	42.68	37.48	32.72	27.90	21.08	14.27	7.45	0.63	—	—	—	—	—	—	—
75	42.41	37.06	32.18	27.24	20.23	13.22	6.22	—	—	—	—	—	—	—	—
76	42.12	36.61	31.61	26.07	18.70	11.34	3.97	—	—	—	—	—	—	—	—
77	41.81	36.13	30.99	24.93	17.22	9.50	1.79	—	—	—	—	—	—	—	—
78	41.48	35.60	30.32	23.75	15.68	7.60	—	—	—	—	—	—	—	—	—
79	41.11	35.03	29.60	22.57	14.13	5.70	—	—	—	—	—	—	—	—	—
80	40.72	34.41	28.81	21.42	12.63	3.85	—	—	—	—	—	—	—	—	—

B-32

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B-33

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory S&P 500 Index VIP Series

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	119,818	531,982
Net asset value per share (NAV)	43.45	16.92

Total Assets (Shares x NAV)	$5,206,075	$9,001,138

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$5,206,075	$9,001,138

Net Assets: Total
Contract value in accumulation period	$5,206,075	$9,001,138

Net Assets	$5,206,075	$9,001,138

Total Units Outstanding	294,269	385,022

Unit Value (Accumulation)	$17.69	$23.38

Cost of Shares in Underlying Fund	$5,796,255	$8,358,454

STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory S&P 500 Index VIP Series

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$2,489	$14,086
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	2,489	14,086

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	380,559	1,260,535
Reinvested realized gain distributions	605,406	685,326

Net realized gain/(loss) on investments	985,965	1,945,861
Net change in unrealized appreciation/(depreciation) of investments	(1,476,543)	(2,422,449)

Net realized and unrealized gain/(loss) from investments	(490,578)	(476,588)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(488,089)	$(462,502)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-34

Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

52,968	70,007	200,510	129,622	159,359	332,285	112,949
6.84	10.27	11.95	15.47	13.59	15.29	16.45

$362,300	$718,975	$2,396,100	$2,005,257	$2,165,694	$5,080,639	$1,858,012

—	—	—	—	—	—	—

$362,300	$718,975	$2,396,100	$2,005,257	$2,165,694	$5,080,639	$1,858,012

$362,300	$718,975	$2,396,100	$2,005,257	$2,165,694	$5,080,639	$1,858,012

$362,300	$718,975	$2,396,100	$2,005,257	$2,165,694	$5,080,639	$1,858,012

12,995	49,699	99,623	116,389	56,935	129,238	52,400

$27.88	$14.47	$24.05	$17.23	$38.04	$39.31	$35.46

$353,189	$718,833	$2,477,296	$2,116,720	$2,349,054	$5,565,406	$2,357,078

Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$2,101	$3,732	$15,442	$19,437	$22,815	$—	$7,458

—	—	—	—	—	—	—

2,101	3,732	15,442	19,437	22,815	—	7,458

(4,611)	(970)	(16,981)	111,480	88,478	194,412	(73,270)
—	—	475	17,361	214,736	928,000	198,507

(4,611)	(970)	(16,506)	128,841	303,214	1,122,412	125,237
6,158	4,851	(10,910)	(388,420)	(833,426)	(1,519,050)	(365,143)

1,547	3,881	(27,416)	(259,579)	(530,212)	(396,638)	(239,906)

$3,648	$7,613	$(11,974)	$(240,142)	$(507,397)	$(396,638)	$(232,448)

B-35

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Value Line Centurion	Value Line Strategic Asset Management Trust

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	17,823	81,643
Net asset value per share (NAV)	26.39	18.64

Total Assets (Shares x NAV)	$470,361	$1,521,829

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$470,361	$1,521,829

Net Assets: Total
Contract value in accumulation period	$470,361	$1,521,829

Net Assets	$470,361	$1,521,829

Total Units Outstanding	29,567	60,046

Unit Value (Accumulation)	$15.91	$25.34

Cost of Shares in Underlying Fund	$292,808	$1,697,266

STATEMENTS OF OPERATIONS

	Value Line Centurion	Value Line Strategic Asset Management Trust

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$1,140	$11,302
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	1,140	11,302

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	26,594	2,611
Reinvested realized gain distributions	—	172,312

Net realized gain/(loss) on investments	26,594	174,923
Net change in unrealized appreciation/(depreciation) of investments	(26,027)	(182,625)

Net realized and unrealized gain/(loss) from investments	567	(7,702)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,707	$3,600

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-36

Investment Options
Invesco V.I. American Franchise Series I	Invesco V.I. Managed Volatility Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Managed Volatility Series II

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

10,980	30,582	16,843	924	32,678	11,076	590
57.15	11.04	30.94	30.66	11.12	10.72	10.91

$627,504	$337,622	$521,125	$28,335	$363,380	$118,736	$6,435

—	—	—	—	—	—	—

$627,504	$337,622	$521,125	$28,335	$363,380	$118,736	$6,435

$627,504	$337,622	$521,125	$28,335	$363,380	$118,736	$6,435

$627,504	$337,622	$521,125	$28,335	$363,380	$118,736	$6,435

44,147	18,515	35,007	1,680	28,215	7,359	410

$14.21	$18.23	$14.89	$16.87	$12.88	$16.13	$15.69

$572,873	$363,490	$596,017	$29,839	$370,135	$151,304	$7,190

Investment Options
Invesco V.I. American Franchise Series I	Invesco V.I. Managed Volatility Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Managed Volatility Series II
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$—	$6,570	$5,338	$—	$6,744	$211	$103

—	—	—	—	—	—	—

—	6,570	5,338	—	6,744	211	103

38,535	(48,427)	56,441	(7,540)	(15,488)	(6,589)	5,527
45,193	13,255	38,228	3,133	—	27,046	247

83,728	(35,172)	94,669	(4,407)	(15,488)	20,457	5,774
(102,193)	(13,406)	(150,770)	(1,635)	7,310	(39,570)	(6,919)

(18,465)	(48,578)	(56,101)	(6,042)	(8,178)	(19,113)	(1,145)

$(18,465)	$(42,008)	$(50,763)	$(6,042)	$(1,434)	$(18,902)	$(1,042)

B-37

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Invesco V.I. Growth and Income Series II	Invesco V.I. American Franchise Series II

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	22,228	60
Net asset value per share (NAV)	17.48	54.90

Total Assets (Shares x NAV)	$388,538	$3,321

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$388,538	$3,321

Net Assets: Total
Contract value in accumulation period	$388,538	$3,321

Net Assets	$388,538	$3,321

Total Units Outstanding	19,487	192

Unit Value (Accumulation)	$19.94	$17.29

Cost of Shares in Underlying Fund	$467,154	$3,394

STATEMENTS OF OPERATIONS

	Invesco V.I. Growth and Income Series II	Invesco V.I. American Franchise Series II

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$6,757	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	6,757	—

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	48,896	35
Reinvested realized gain distributions	35,520	171

Net realized gain/(loss) on investments	84,416	206
Net change in unrealized appreciation/(depreciation) of investments	(150,615)	(235)

Net realized and unrealized gain/(loss) from investments	(66,199)	(29)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(59,442)	$(29)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-38

Investment Options
Alger Capital Appreciation Class S	AB VPS Value Class B	AB VPS Growth and Income Class B	AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

18,053	10,750	29,153	11,843	10,213	58,266	22,366
64.43	14.42	27.34	48.91	26.33	8.28	14.17

$1,163,186	$155,012	$797,049	$579,255	$268,907	$482,445	$316,930

—	—	—	—	—	—	—

$1,163,186	$155,012	$797,049	$579,255	$268,907	$482,445	$316,930

$1,163,186	$155,012	$797,049	$579,255	$268,907	$482,445	$316,930

$1,163,186	$155,012	$797,049	$579,255	$268,907	$482,445	$316,930

42,258	7,744	29,777	17,432	14,515	24,893	15,587

$27.53	$20.02	$26.77	$33.23	$18.53	$19.38	$20.33

$1,263,928	$161,996	$890,875	$580,490	$260,416	$526,098	$329,929

Investment Options
Alger Capital Appreciation Class S	AB VPS Value Class B	AB VPS Growth and Income Class B	AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$—	$1,737	$6,428	$—	$—	$9,784	$—

—	—	—	—	—	—	—

—	1,737	6,428	—	—	9,784	—

275,886	547	29,548	1,931	33,651	(22,560)	(1,925)
212,710	—	97,717	62,770	—	23,539	1,876

488,596	547	127,265	64,701	33,651	979	(49)
(393,389)	(30,242)	(178,259)	(59,666)	(60,788)	(37,166)	(20,072)

95,207	(29,695)	(50,994)	5,035	(27,137)	(36,187)	(20,121)

$95,207	$(27,958)	$(44,566)	$5,035	$(27,137)	$(26,403)	$(20,121)

B-39

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	American Century VP Mid Cap Value Class I	American Century VP Mid Cap Value Class II

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	54,422	3,034
Net asset value per share (NAV)	18.31	18.32

Total Assets (Shares x NAV)	$996,470	$55,577

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$996,470	$55,577

Net Assets: Total
Contract value in accumulation period	$996,470	$55,577

Net Assets	$996,470	$55,577

Total Units Outstanding	40,377	3,691

Unit Value (Accumulation)	$24.68	$15.06

Cost of Shares in Underlying Fund	$1,144,853	$64,756

STATEMENTS OF OPERATIONS

	American Century VP Mid Cap Value Class I	American Century VP Mid Cap Value Class II

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$15,899	$616
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	15,899	616

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	16,149	614
Reinvested realized gain distributions	69,445	2,195

Net realized gain/(loss) on investments	85,594	2,809
Net change in unrealized appreciation/(depreciation) of investments	(250,210)	(12,022)

Net realized and unrealized gain/(loss) from investments	(164,616)	(9,213)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(148,717)	$(8,597)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-40

Investment Options
BlackRock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

57,964	66,140	113,734	460,631	38,731	40,412	27,028
12.95	11.55	13.02	6.89	9.53	9.92	20.28

$750,628	$763,913	$1,480,823	$3,173,745	$369,347	$400,892	$548,119

—	—	—	—	—	—	—

$750,628	$763,913	$1,480,823	$3,173,745	$369,347	$400,892	$548,119

$750,628	$763,913	$1,480,823	$3,173,745	$369,347	$400,892	$548,119

$750,628	$763,913	$1,480,823	$3,173,745	$369,347	$400,892	$548,119

48,107	28,637	33,520	135,028	27,938	25,281	41,120

$15.60	$26.68	$44.18	$23.50	$13.22	$15.86	$13.33

$805,641	$941,112	$1,558,011	$4,524,308	$373,311	$404,996	$546,868

Investment Options
BlackRock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$7,349	$11,039	$43,261	$32,449	$6,629	$8,184	$16,333

—	—	—	—	—	—	—

7,349	11,039	43,261	32,449	6,629	8,184	16,333

24,925	30,465	56,542	(29,135)	(1,187)	(7,275)	20,802
37,419	114,253	75,331	652,589	—	—	1,763

62,344	144,718	131,873	623,454	(1,187)	(7,275)	22,565
(134,719)	(265,901)	(250,413)	(1,152,672)	(4,218)	(7,922)	(124,551)

(72,375)	(121,183)	(118,540)	(529,218)	(5,405)	(15,197)	(101,986)

$(65,026)	$(110,144)	$(75,279)	$(496,769)	$1,224	$(7,013)	$(85,653)

B-41

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Wells Fargo VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	—	179,435
Net asset value per share (NAV)	2.89	31.31

Total Assets (Shares x NAV)	$—	$5,618,107

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$—	$5,618,107

Net Assets: Total
Contract value in accumulation period	$—	$5,618,107

Net Assets	$—	$5,618,107

Total Units Outstanding	—	182,652

Unit Value (Accumulation)	$15.07	$30.76

Cost of Shares in Underlying Fund	$—	$6,028,271

STATEMENTS OF OPERATIONS

	Wells Fargo VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$1,775	$28,332
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	1,775	28,332

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	38,169	142,177
Reinvested realized gain distributions	3,662	582,575

Net realized gain/(loss) on investments	41,831	724,752
Net change in unrealized appreciation/(depreciation) of investments	(52,441)	(1,148,672)

Net realized and unrealized gain/(loss) from investments	(10,610)	(423,920)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,835)	$(395,588)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-42

Investment Options
Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Government Money Market Service Class 2

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

69,238	30,713	116,096	189,059	11,605	15,481	3,889,521
19.85	37.46	4.79	29.22	12.50	12.91	1.00

$1,374,370	$1,150,496	$556,100	$5,524,297	$145,061	$199,854	$3,889,521

—	—	—	—	—	—	—

$1,374,370	$1,150,496	$556,100	$5,524,297	$145,061	$199,854	$3,889,521

$1,374,370	$1,150,496	$556,100	$5,524,297	$145,061	$199,854	$3,889,521

$1,374,370	$1,150,496	$556,100	$5,524,297	$145,061	$199,854	$3,889,521

54,445	43,423	31,734	121,303	8,860	11,747	302,290

$25.24	$26.49	$17.52	$45.54	$16.37	$17.01	$12.87

$1,489,311	$920,452	$596,239	$6,269,894	$157,393	$215,316	$3,889,521

Investment Options
Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Government Money Market Service Class 2

1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$31,904	$1,005	$33,920	$27,140	$2,022	$2,517	$41,925

—	—	—	—	—	—	—

31,904	1,005	33,920	27,140	2,022	2,517	41,925

7,105	57,781	(17,645)	49,846	(735)	2,840	—
75,723	64,352	—	613,458	5,883	6,729	—

82,828	122,133	(17,645)	663,304	5,148	9,569	—
(242,548)	6,726	(37,704)	(1,616,463)	(19,419)	(29,843)	—

(159,720)	128,859	(55,349)	(953,159)	(14,271)	(20,274)	—

$(127,816)	$129,864	$(21,429)	$(926,019)	$(12,249)	$(17,757)	$41,925

B-43

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Fidelity VIP Index 500 Initial Class	Templeton Growth VIP Class 2

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	2,357	2,944
Net asset value per share (NAV)	252.46	12.21

Total Assets (Shares x NAV)	$595,110	$35,951

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$595,110	$35,951

Net Assets: Total
Contract value in accumulation period	$595,110	$35,951

Net Assets	$595,110	$35,951

Total Units Outstanding	35,435	2,477

Unit Value (Accumulation)	$16.79	$14.52

Cost of Shares in Underlying Fund	$611,824	$45,002

STATEMENTS OF OPERATIONS

	Fidelity VIP Index 500 Initial Class	Templeton Growth VIP Class 2

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$11,604	$704
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	11,604	704

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	58,605	1,574
Reinvested realized gain distributions	2,532	2,983

Net realized gain/(loss) on investments	61,137	4,557
Net change in unrealized appreciation/(depreciation) of investments	(106,051)	(11,327)

Net realized and unrealized gain/(loss) from investments	(44,914)	(6,770)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(33,310)	$(6,066)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-44

Investment Options
Templeton Global Bond VIP Class 2	Templeton Foreign VIP Class 2	Franklin Mutual Shares VIP Class 2	Franklin Small Cap Value VIP Class 2	Morningstar Balanced ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Class II	Morningstar Income and Growth ETF Asset Allocation Class II

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

61,224	2,739	25,107	35,201	15,045	28,876	22,350
16.83	12.74	17.40	14.60	9.52	9.71	9.71

$1,030,406	$34,894	$436,870	$513,931	$143,233	$280,385	$217,018

—	—	—	—	—	—	—

$1,030,406	$34,894	$436,870	$513,931	$143,233	$280,385	$217,018

$1,030,406	$34,894	$436,870	$513,931	$143,233	$280,385	$217,018

$1,030,406	$34,894	$436,870	$513,931	$143,233	$280,385	$217,018

77,140	3,476	21,498	25,467	8,319	14,953	14,425

$13.36	$10.04	$20.32	$20.18	$17.22	$18.75	$15.04

$1,021,568	$38,736	$497,755	$638,310	$150,207	$328,565	$244,378

Investment Options
Templeton Global Bond VIP Class 2	Templeton Foreign VIP Class 2	Franklin Mutual Shares VIP Class 2	Franklin Small Cap Value VIP Class 2	Morningstar Balanced ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Class II	Morningstar Income and Growth ETF Asset Allocation Class II
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$—	$488	$12,184	$6,683	$5,381	$4,466	$4,751

—	—	—	—	—	—	—

—	488	12,184	6,683	5,381	4,466	4,751

8,153	162	(8,578)	(59,909)	(48,202)	69,761	111
—	—	18,971	113,818	24,205	25,204	8,711

8,153	162	10,393	53,909	(23,997)	94,965	8,822
(4,031)	(5,676)	(70,993)	(133,473)	5,696	(111,564)	(21,922)

4,122	(5,514)	(60,600)	(79,564)	(18,301)	(16,599)	(13,100)

$4,122	$(5,026)	$(48,416)	$(72,881)	$(12,920)	$(12,133)	$(8,349)

B-45

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Ivy VIP Small Cap Growth Class II	Ivy VIP Mid Cap Growth Class II

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	4,509	4,971
Net asset value per share (NAV)	7.68	11.08

Total Assets (Shares x NAV)	$34,644	$55,036

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$34,644	$55,036

Net Assets: Total
Contract value in accumulation period	$34,644	$55,036

Net Assets	$34,644	$55,036

Total Units Outstanding	1,604	3,517

Unit Value (Accumulation)	$21.61	$15.65

Cost of Shares in Underlying Fund	$43,569	$58,981

STATEMENTS OF OPERATIONS

	Ivy VIP Small Cap Growth Class II	Ivy VIP Mid Cap Growth Class II

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$153	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	153	—

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	117	3,554
Reinvested realized gain distributions	13,262	1,863

Net realized gain/(loss) on investments	13,379	5,417
Net change in unrealized appreciation/(depreciation) of investments	(14,937)	(7,797)

Net realized and unrealized gain/(loss) from investments	(1,558)	(2,380)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,405)	$(2,380)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-46

Investment Options
Janus Henderson Enterprise Institutional Shares	Janus Henderson Forty Institutional Shares	Janus Henderson Research Institutional Shares	Janus Henderson Global Research Institutional Shares	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	Janus Henderson Enterprise Portfolio Service Shares

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

38,675	69,189	26,619	34,458	4,098	11,116	1,539
67.02	35.20	33.70	47.13	33.15	32.87	62.99

$2,591,966	$2,435,437	$897,061	$1,623,989	$135,860	$365,394	$96,966

—	—	—	—	—	—	—

$2,591,966	$2,435,437	$897,061	$1,623,989	$135,860	$365,394	$96,966

$2,591,966	$2,435,437	$897,061	$1,623,989	$135,860	$365,394	$96,966

$2,591,966	$2,435,437	$897,061	$1,623,989	$135,860	$365,394	$96,966

133,038	83,368	52,159	129,542	5,824	16,182	3,553

$19.48	$29.21	$17.20	$12.54	$23.33	$22.58	$27.29

$2,179,726	$2,512,900	$840,420	$1,382,509	$149,135	$389,733	$102,321

Investment Options
Janus Henderson Enterprise Institutional Shares	Janus Henderson Forty Institutional Shares	Janus Henderson Research Institutional Shares	Janus Henderson Global Research Institutional Shares	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	Janus Henderson Enterprise Portfolio Service Shares
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$7,534	$33,203	$5,696	$20,468	$1,911	$1,298	$109

—	—	—	—	—	—	—

7,534	33,203	5,696	20,468	1,911	1,298	109

153,570	(24,573)	65,635	129,649	9,020	23,852	4,768
131,749	356,734	50,878	—	20,528	16,561	3,955

285,319	332,161	116,513	129,649	29,548	40,413	8,723
(294,042)	(282,950)	(141,054)	(265,713)	(26,972)	(54,371)	(12,061)

(8,723)	49,211	(24,541)	(136,064)	2,576	(13,958)	(3,338)

$(1,189)	$82,414	$(18,845)	$(115,596)	$4,487	$(12,660)	$(3,229)

B-47

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	Janus Henderson Mid Cap Value Portfolio Service Shares	Janus Henderson Balanced Portfolio Service Shares

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	26,016	124
Net asset value per share (NAV)	13.62	35.59

Total Assets (Shares x NAV)	$354,334	$4,399

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$354,334	$4,399

Net Assets: Total
Contract value in accumulation period	$354,334	$4,399

Net Assets	$354,334	$4,399

Total Units Outstanding	19,143	81

Unit Value (Accumulation)	$18.51	$54.48

Cost of Shares in Underlying Fund	$406,745	$4,421

STATEMENTS OF OPERATIONS

	Janus Henderson Mid Cap Value Portfolio Service Shares	Janus Henderson Balanced Portfolio Service Shares

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$2,515	$3,847
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	2,515	3,847

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	2,186	43,091
Reinvested realized gain distributions	26,892	9,095

Net realized gain/(loss) on investments	29,078	52,186
Net change in unrealized appreciation/(depreciation) of investments	(73,387)	(43,194)

Net realized and unrealized gain/(loss) from investments	(44,309)	8,992

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(41,794)	$12,839

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-48

Investment Options
Janus Henderson Global Research Portfolio Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	MFS Growth Service Class

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

—	22,174	13,232	79,183	7,760	130,610	9,649
—	47.01	27.05	17.46	24.93	21.78	45.26

$—	$1,042,413	$357,915	$1,382,532	$193,445	$2,844,687	$436,709

—	—	—	—	—	—	—

$—	$1,042,413	$357,915	$1,382,532	$193,445	$2,844,687	$436,709

$—	$1,042,413	$357,915	$1,382,532	$193,445	$2,844,687	$436,709

$—	$1,042,413	$357,915	$1,382,532	$193,445	$2,844,687	$436,709

—	53,135	14,803	50,883	8,880	101,716	15,957

$18.05	$19.62	$24.18	$27.17	$21.79	$27.97	$27.37

$—	$817,818	$346,614	$1,413,316	$207,639	$3,005,318	$432,291

Investment Options
Janus Henderson Global Research Portfolio Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	MFS Growth Service Class
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$83	$1,028	$2,477	$—	$1,464	$69,504	$—

—	—	—	—	—	—	—

83	1,028	2,477	—	1,464	69,504	—

3,521	54,341	4,098	11,311	8,468	167,343	68,838
—	76,274	17,213	209,259	24,177	141,621	30,744

3,521	130,615	21,311	220,570	32,645	308,964	99,582
(6,652)	(98,249)	(44,667)	(223,788)	(42,601)	(550,783)	(76,845)

(3,131)	32,366	(23,356)	(3,218)	(9,956)	(241,819)	22,737

$(3,048)	$33,394	$(20,879)	$(3,218)	$(8,492)	$(172,315)	$22,737

B-49

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	MFS Strategic Income Service Class	MFS Research Service Class

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	5,827	11,618
Net asset value per share (NAV)	9.19	24.61

Total Assets (Shares x NAV)	$53,554	$285,907

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$53,554	$285,907

Net Assets: Total
Contract value in accumulation period	$53,554	$285,907

Net Assets	$53,554	$285,907

Total Units Outstanding	3,363	12,479

Unit Value (Accumulation)	$15.92	$22.91

Cost of Shares in Underlying Fund	$53,615	$330,078

STATEMENTS OF OPERATIONS

	MFS Strategic Income Service Class	MFS Research Service Class

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$2,099	$2,207
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	2,099	2,207

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(2,344)	(1,672)
Reinvested realized gain distributions	—	56,793

Net realized gain/(loss) on investments	(2,344)	55,121
Net change in unrealized appreciation/(depreciation) of investments	(77)	(90,915)

Net realized and unrealized gain/(loss) from investments	(2,421)	(35,794)

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(322)	$(33,587)

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-50

Investment Options
MFS Total Return Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	Oppenheimer Global/VA Service Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	ClearBridge Variable Appreciation Class II

12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

5,905	244	1,598	15,004	15,213	46,288	385
21.38	26.68	15.91	37.53	11.85	10.48	38.73

$126,246	$6,509	$25,431	$563,099	$180,274	$485,101	$14,910

—	—	—	—	—	—	—

$126,246	$6,509	$25,431	$563,099	$180,274	$485,101	$14,910

$126,246	$6,509	$25,431	$563,099	$180,274	$485,101	$14,910

$126,246	$6,509	$25,431	$563,099	$180,274	$485,101	$14,910

7,144	414	1,742	25,866	13,679	35,401	324

$17.67	$15.73	$14.59	$21.77	$13.18	$13.70	$45.99

$138,020	$6,558	$29,393	$585,329	$182,592	$498,361	$14,432

Investment Options
MFS Total Return Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	Oppenheimer Global/VA Service Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	ClearBridge Variable Appreciation Class II
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$2,351	$21	$—	$5,672	$2,977	$14,888	$179

—	—	—	—	—	—	—

2,351	21	—	5,672	2,977	14,888	179

1,567	51	2,552	84,245	(1,818)	(11,055)	22
5,414	209	3,582	52,903	—	5,400	686

6,981	260	6,134	137,148	(1,818)	(5,655)	708
(16,631)	(392)	(7,270)	(225,075)	(3,169)	(19,954)	(1,185)

(9,650)	(132)	(1,136)	(87,927)	(4,987)	(25,609)	(477)

$(7,299)	$(111)	$(1,136)	$(82,255)	$(2,010)	$(10,721)	$(298)

B-51

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

	ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Small Cap Growth Class II

	12/31/2018	12/31/2018

Assets:
Shares owned in underlying fund	242	14,124
Net asset value per share (NAV)	17.17	22.81

Total Assets (Shares x NAV)	$4,160	$322,167

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$4,160	$322,167

Net Assets: Total
Contract value in accumulation period	$4,160	$322,167

Net Assets	$4,160	$322,167

Total Units Outstanding	172	8,954

Unit Value (Accumulation)	$24.16	$35.98

Cost of Shares in Underlying Fund	$4,475	$309,356

STATEMENTS OF OPERATIONS

	ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Small Cap Growth Class II

	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

2018 Investment Income
Income:
Reinvested dividends	$9	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	9	—

2018 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	7	717
Reinvested realized gain distributions	86	38,668

Net realized gain/(loss) on investments	93	39,385
Net change in unrealized appreciation/(depreciation) of investments	(713)	(30,815)

Net realized and unrealized gain/(loss) from investments	(620)	8,570

2018 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(611)	$8,570

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-52

Investment Options
Columbia Variable Portfolio- Small Cap Value Class 2	Putnam VT Multi Cap Core-IB	Pioneer Equity Income VCT Class II

12/31/2018	12/31/2018	12/31/2018

1,015	284	932
14.12	16.86	23.62

$14,332	$4,787	$22,012

—	—	—

$14,332	$4,787	$22,012

$14,332	$4,787	$22,012

$14,332	$4,787	$22,012

1,033	379	1,428

$13.87	$12.61	$15.41

$17,951	$5,010	$26,871

Investment Options
Columbia Variable Portfolio- Small Cap Value Class 2	Putnam VT Multi Cap Core-IB	Pioneer Equity Income VCT Class II
1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018

$23	$48	$483

—	—	—

23	48	483

192	14	(990)
1,944	412	4,064

2,136	426	3,074
(4,507)	(900)	(5,711)

(2,371)	(474)	(2,637)

$(2,348)	$(426)	$(2,154)

B-53

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory S&P 500 Index VIP Series

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$66,183	$197,602
Net realized gain/(loss) from sale of investments	241,011	782,943
Reinvested realized gain distributions	—	23,893
Net change in unrealized appreciation/(depreciation) of investments	731,288	1,085,647

Net increase/(decrease) resulting from operations	1,038,482	2,090,085

2017 Policy Transactions
Net policy purchase payments	358,231	398,416
Transfers on account of death, surrenders and withdrawals	(373,692)	(1,000,227)
Transfers of policy loans	(46,067)	(82,818)
Transfers of cost of insurance and policy fees	(320,870)	(346,874)
Transfers between investment divisions, net	89,658	444,248
Transfers–other	268	(1,388)

Net increase/(decrease) from policy transactions	(292,472)	(588,643)

Total Increase/(Decrease) in Net Assets	746,010	1,501,442
Net Assets at December 31, 2016	5,765,153	10,032,128

Net Assets at December 31, 2017	$6,511,163	$11,533,570

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,489	$14,086
Net realized gain/(loss) from sale of investments	380,559	1,260,535
Reinvested realized gain distributions	605,406	685,326
Net change in unrealized appreciation/(depreciation) of investments	(1,476,543)	(2,422,449)

Net increase/(decrease) resulting from operations	(488,089)	(462,502)

2018 Policy Transactions
Net policy purchase payments	403,334	471,697
Transfers on account of death, surrenders and withdrawals	(641,109)	(896,925)
Transfers of policy loans	(240,475)	(97,200)
Transfers of cost of insurance and policy fees	(309,048)	(361,980)
Transfers between investment divisions, net	(30,211)	(1,186,949)
Transfers–other	510	1,427

Net increase/(decrease) from policy transactions	(816,999)	(2,069,930)

Total Increase/(Decrease) in Net Assets	(1,305,088)	(2,532,432)
Net Assets at December 31, 2017	6,511,163	11,533,570

Net Assets at December 31, 2018	$5,206,075	$9,001,138

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-54

Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$28,638	$10,189	$60,669	$45,907	$22,365	$—	$6,087
(27,686)	(1,290)	(23,004)	(6,806)	(29,364)	(73,236)	62,663
—	—	—	—	—	—	261,607
53,793	3,989	72,793	444,932	822,962	1,776,693	129,803

54,745	12,888	110,458	484,033	815,963	1,703,457	460,160

45,728	75,913	262,931	177,324	270,544	362,676	146,102
(43,368)	(123,158)	(302,687)	(348,778)	(197,657)	(464,200)	(205,340)
(4,962)	(1,424)	(9,064)	3,038	(7,962)	(23,484)	(26,696)
(28,744)	(72,311)	(123,155)	(83,493)	(119,784)	(218,920)	(134,023)
(121,650)	85,066	(136,195)	241,283	70,472	(271,083)	(446,998)
391	2	42	525	309	1,188	(3,785)

(152,605)	(35,912)	(308,128)	(10,101)	15,922	(613,823)	(670,740)

(97,860)	(23,024)	(197,670)	473,932	831,885	1,089,634	(210,580)
581,101	759,994	2,760,894	1,925,096	1,948,833	4,733,549	2,518,131

$483,241	$736,970	$2,563,224	$2,399,028	$2,780,718	$5,823,183	$2,307,551

$2,101	$3,732	$15,442	$19,437	$22,815	$—	$7,458
(4,611)	(970)	(16,981)	111,480	88,478	194,412	(73,270)
—	—	475	17,361	214,736	928,000	198,507
6,158	4,851	(10,910)	(388,420)	(833,426)	(1,519,050)	(365,143)

3,648	7,613	(11,974)	(240,142)	(507,397)	(396,638)	(232,448)

39,756	134,714	240,906	181,828	270,179	378,161	133,491
(68,805)	(128,029)	(117,638)	(230,283)	(167,954)	(452,000)	(210,246)
281	56,625	5,810	(58,146)	(45,312)	(43,389)	(39,779)
(21,861)	(75,564)	(106,817)	(75,501)	(113,819)	(231,948)	(114,526)
(74,352)	(13,354)	(177,406)	27,414	(51,267)	(776)	14,023
392	—	(5)	1,059	546	4,046	(54)

(124,589)	(25,608)	(155,150)	(153,629)	(107,627)	(345,906)	(217,091)

(120,941)	(17,995)	(167,124)	(393,771)	(615,024)	(742,544)	(449,539)
483,241	736,970	2,563,224	2,399,028	2,780,718	5,823,183	2,307,551

$362,300	$718,975	$2,396,100	$2,005,257	$2,165,694	$5,080,639	$1,858,012

B-55

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Value Line Centurion	Value Line Strategic Asset Management Trust

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$899	$8,718
Net realized gain/(loss) from sale of investments	81,594	30,563
Reinvested realized gain distributions	—	130,464
Net change in unrealized appreciation/(depreciation) of investments	(20)	76,732

Net increase/(decrease) resulting from operations	82,473	246,477

2017 Policy Transactions
Net policy purchase payments	29,659	106,389
Transfers on account of death, surrenders and withdrawals	(584)	(84,554)
Transfers of policy loans	(116,037)	(8,392)
Transfers of cost of insurance and policy fees	(14,124)	(67,224)
Transfers between investment divisions, net	—	(45)
Transfers–other	—	31

Net increase/(decrease) from policy transactions	(101,085)	(53,795)

Total Increase/(Decrease) in Net Assets	(18,612)	192,682
Net Assets at December 31, 2016	504,228	1,466,554

Net Assets at December 31, 2017	$485,616	$1,659,236

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,140	$11,302
Net realized gain/(loss) from sale of investments	26,594	2,611
Reinvested realized gain distributions	—	172,312
Net change in unrealized appreciation/(depreciation) of investments	(26,027)	(182,625)

Net increase/(decrease) resulting from operations	1,707	3,600

2018 Policy Transactions
Net policy purchase payments	19,304	83,465
Transfers on account of death, surrenders and withdrawals	(22,184)	(143,528)
Transfers of policy loans	(448)	(15,117)
Transfers of cost of insurance and policy fees	(13,497)	(61,123)
Transfers between investment divisions, net	—	(4,897)
Transfers–other	(137)	193

Net increase/(decrease) from policy transactions	(16,962)	(141,007)

Total Increase/(Decrease) in Net Assets	(15,255)	(137,407)
Net Assets at December 31, 2017	485,616	1,659,236

Net Assets at December 31, 2018	$470,361	$1,521,829

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-56

Investment Options
Invesco V.I. American Franchise Series I	Invesco V.I. Managed Volatility Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Managed Volatility Series II

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$518	$5,945	$7,486	$277	$10,080	$311	$502
58,472	(38,304)	43,848	7,905	(315)	11,011	129
50,557	—	37,499	1,806	—	2,050	—
35,691	78,675	3,024	(2,114)	(621)	3,563	3,890

145,238	46,316	91,857	7,874	9,144	16,935	4,521

39,761	34,512	36,859	41,508	48,201	21,964	1,848
(36,772)	(46,470)	(16,938)	(9,420)	(27,555)	—	—
(104)	(32,938)	(100,205)	—	—	—	—
(25,275)	(32,806)	(33,967)	(2,080)	(5,260)	(1,090)	(1,771)
27,382	3,152	—	(143,217)	35,406	(101,871)	2,217
(98)	56	80	(19)	(16)	(269)	—

4,894	(74,494)	(114,171)	(113,228)	50,776	(81,266)	2,294

150,132	(28,178)	(22,314)	(105,354)	59,920	(64,331)	6,815
540,589	488,310	785,703	125,644	518,675	170,722	43,273

$690,721	$460,132	$763,389	$20,290	$578,595	$106,391	$50,088

$—	$6,570	$5,338	$—	$6,744	$211	$103
38,535	(48,427)	56,441	(7,540)	(15,488)	(6,589)	5,527
45,193	13,255	38,228	3,133	—	27,046	247
(102,193)	(13,406)	(150,770)	(1,635)	7,310	(39,570)	(6,919)

(18,465)	(42,008)	(50,763)	(6,042)	(1,434)	(18,902)	(1,042)

37,136	34,430	29,921	133,848	101,271	28,743	1,549
(59,718)	(87,125)	(99,407)	(16,994)	(219,918)	—	(617)
1,797	(2,220)	(36,148)	—	—	—	—
(23,987)	(26,499)	(33,314)	(1,796)	(3,767)	(1,678)	(1,276)
—	975	(52,692)	(100,609)	(91,317)	4,002	(42,260)
20	(63)	139	(362)	(50)	180	(7)

(44,752)	(80,502)	(191,501)	14,087	(213,781)	31,247	(42,611)

(63,217)	(122,510)	(242,264)	8,045	(215,215)	12,345	(43,653)
690,721	460,132	763,389	20,290	578,595	106,391	50,088

$627,504	$337,622	$521,125	$28,335	$363,380	$118,736	$6,435

B-57

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Invesco V.I. Growth and Income Series II	Invesco V.I. American Franchise Series II

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$10,713	$—
Net realized gain/(loss) from sale of investments	(5,854)	18
Reinvested realized gain distributions	34,472	109
Net change in unrealized appreciation/(depreciation) of investments	71,642	174

Net increase/(decrease) resulting from operations	110,973	301

2017 Policy Transactions
Net policy purchase payments	62,943	1,208
Transfers on account of death, surrenders and withdrawals	(20,872)	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(15,191)	(147)
Transfers between investment divisions, net	(158,696)	—
Transfers–other	2,072	—

Net increase/(decrease) from policy transactions	(129,744)	1,060

Total Increase/(Decrease) in Net Assets	(18,771)	1,361
Net Assets at December 31, 2016	841,091	948

Net Assets at December 31, 2017	$822,320	$2,309

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$6,757	$—
Net realized gain/(loss) from sale of investments	48,896	35
Reinvested realized gain distributions	35,520	171
Net change in unrealized appreciation/(depreciation) of investments	(150,615)	(235)

Net increase/(decrease) resulting from operations	(59,442)	(29)

2018 Policy Transactions
Net policy purchase payments	174,738	1,253
Transfers on account of death, surrenders and withdrawals	(509,954)	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(9,815)	(212)
Transfers between investment divisions, net	(28,758)	—
Transfers–other	(551)	—

Net increase/(decrease) from policy transactions	(374,340)	1,041

Total Increase/(Decrease) in Net Assets	(433,782)	1,012
Net Assets at December 31, 2017	822,320	2,309

Net Assets at December 31, 2018	$388,538	$3,321

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-58

Investment Options
Alger Capital Appreciation Class S	AB VPS Value Class B	AB VPS Growth and Income Class B	AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$—	$2,239	$10,481	$—	$720	$9,198	$—
13,990	5,350	31,827	10,450	7,714	13,110	(5,740)
127,323	—	72,603	26,409	—	31,311	40,974
387,233	15,338	22,524	82,714	58,294	(12,094)	32,699

528,546	22,927	137,435	119,573	66,728	41,525	67,933

115,829	10,653	36,938	86,717	11,932	48,838	1,034
(66,556)	(35,320)	(178,689)	(66,896)	(7,949)	—	—
(1,425)	(14)	(737)	(4,711)	—	986	—
(22,766)	(6,198)	(31,317)	(29,569)	(5,904)	(14,036)	(10,609)
(183,058)	—	234,641	(18,528)	31,711	(240,474)	(118,283)
(513)	96	489	234	3	197	(2)

(158,489)	(30,783)	61,325	(32,753)	29,793	(204,489)	(127,860)

370,057	(7,856)	198,760	86,820	96,521	(162,964)	(59,927)
1,761,639	185,200	679,916	392,238	192,051	731,779	381,464

$2,131,696	$177,344	$878,676	$479,058	$288,572	$568,815	$321,537

$—	$1,737	$6,428	$—	$—	$9,784	$—
275,886	547	29,548	1,931	33,651	(22,560)	(1,925)
212,710	—	97,717	62,770	—	23,539	1,876
(393,389)	(30,242)	(178,259)	(59,666)	(60,788)	(37,166)	(20,072)

95,207	(27,958)	(44,566)	5,035	(27,137)	(26,403)	(20,121)

112,755	11,295	34,478	78,889	11,338	22,958	2,068
(923,640)	—	(132,762)	(4,902)	—	—	—
(111)	(14)	(947)	41	—	(56)	—
(18,893)	(5,754)	(29,659)	(28,862)	(5,998)	(10,810)	(11,851)
(234,300)	—	91,243	49,992	2,383	(72,015)	25,286
472	99	586	4	(251)	(44)	11

(1,063,717)	5,626	(37,061)	95,162	7,472	(59,967)	15,514

(968,510)	(22,332)	(81,627)	100,197	(19,665)	(86,370)	(4,607)
2,131,696	177,344	878,676	479,058	288,572	568,815	321,537

$1,163,186	$155,012	$797,049	$579,255	$268,907	$482,445	$316,930

B-59

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	American Century VP Mid Cap Value Class I	American Century VP Mid Cap Value Class II

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$14,774	$334
Net realized gain/(loss) from sale of investments	41,802	773
Reinvested realized gain distributions	20,131	390
Net change in unrealized appreciation/(depreciation) of investments	30,401	1,083

Net increase/(decrease) resulting from operations	107,108	2,580

2017 Policy Transactions
Net policy purchase payments	59,141	16,989
Transfers on account of death, surrenders and withdrawals	(96,222)	—
Transfers of policy loans	761	—
Transfers of cost of insurance and policy fees	(15,583)	(2,497)
Transfers between investment divisions, net	193,090	—
Transfers–other	145	7

Net increase/(decrease) from policy transactions	141,332	14,499

Total Increase/(Decrease) in Net Assets	248,440	17,079
Net Assets at December 31, 2016	840,192	16,485

Net Assets at December 31, 2017	$1,088,632	$33,564

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$15,899	$616
Net realized gain/(loss) from sale of investments	16,149	614
Reinvested realized gain distributions	69,445	2,195
Net change in unrealized appreciation/(depreciation) of investments	(250,210)	(12,022)

Net increase/(decrease) resulting from operations	(148,717)	(8,597)

2018 Policy Transactions
Net policy purchase payments	47,305	19,060
Transfers on account of death, surrenders and withdrawals	(61,588)	—
Transfers of policy loans	(83)	—
Transfers of cost of insurance and policy fees	(16,091)	(3,781)
Transfers between investment divisions, net	86,662	15,333
Transfers–other	350	(2)

Net increase/(decrease) from policy transactions	56,555	30,610

Total Increase/(Decrease) in Net Assets	(92,162)	22,013
Net Assets at December 31, 2017	1,088,632	33,564

Net Assets at December 31, 2018	$996,470	$55,577

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-60

Investment Options
BlackRock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$11,199	$7,276	$20,097	$27,425	$4,696	$8,345	$1,702
1,709	42,976	106,617	(71,802)	(712)	417	42,155
10,083	89,847	53,230	305,104	—	—	—
97,188	37,188	(51,680)	465,830	1,034	7,457	109,485

120,179	177,287	128,264	726,557	5,018	16,219	153,342

115,644	28,408	183,608	203,391	21,371	62,888	30,025
(65,673)	(30,317)	(116,400)	(242,485)	(20,622)	(18,933)	(908)
—	(6,757)	(49,519)	983	(10)	—	(844)
(18,139)	(34,992)	(100,811)	(101,279)	(4,098)	(5,240)	(4,950)
(206,762)	154,648	(132,447)	(92,047)	16,012	(131,783)	(57,029)
56	1,061	121	(4,828)	—	—	586

(174,874)	112,051	(215,448)	(236,265)	12,652	(93,067)	(33,120)

(54,695)	289,338	(87,184)	490,292	17,670	(76,848)	120,222
932,454	784,492	1,709,839	3,324,867	146,120	336,568	404,574

$877,759	$1,073,830	$1,622,655	$3,815,159	$163,790	$259,720	$524,796

$7,349	$11,039	$43,261	$32,449	$6,629	$8,184	$16,333
24,925	30,465	56,542	(29,135)	(1,187)	(7,275)	20,802
37,419	114,253	75,331	652,589	—	—	1,763
(134,719)	(265,901)	(250,413)	(1,152,672)	(4,218)	(7,922)	(124,551)

(65,026)	(110,144)	(75,279)	(496,769)	1,224	(7,013)	(85,653)

183,423	49,908	134,777	190,683	22,277	79,268	17,514
—	(33,559)	(86,391)	(139,850)	(33,344)	(17,241)	(41,850)
—	(631)	(28,274)	(116,384)	—	—	(52)
(15,034)	(35,319)	(77,112)	(97,445)	(3,502)	(6,079)	(3,878)
(230,193)	(180,986)	(10,609)	17,071	218,890	92,006	136,950
(301)	814	1,056	1,280	12	231	292

(62,105)	(199,773)	(66,553)	(144,645)	204,333	148,185	108,976

(127,131)	(309,917)	(141,832)	(641,414)	205,557	141,172	23,323
877,759	1,073,830	1,622,655	3,815,159	163,790	259,720	524,796

$750,628	$763,913	$1,480,823	$3,173,745	$369,347	$400,892	$548,119

B-61

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Wells Fargo VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$11,026	$45,694
Net realized gain/(loss) from sale of investments	1,134	331,917
Reinvested realized gain distributions	—	327,320
Net change in unrealized appreciation/(depreciation) of investments	73,733	474,833

Net increase/(decrease) resulting from operations	85,893	1,179,764

2017 Policy Transactions
Net policy purchase payments	—	430,611
Transfers on account of death, surrenders and withdrawals	(3,847)	(670,327)
Transfers of policy loans	—	(52,002)
Transfers of cost of insurance and policy fees	(3,944)	(309,609)
Transfers between investment divisions, net	12,036	(197,244)
Transfers–other	—	(4,710)

Net increase/(decrease) from policy transactions	4,246	(803,281)

Total Increase/(Decrease) in Net Assets	90,139	376,483
Net Assets at December 31, 2016	354,624	5,751,153

Net Assets at December 31, 2017	$444,763	$6,127,636

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,775	$28,332
Net realized gain/(loss) from sale of investments	38,169	142,177
Reinvested realized gain distributions	3,662	582,575
Net change in unrealized appreciation/(depreciation) of investments	(52,441)	(1,148,672)

Net increase/(decrease) resulting from operations	(8,835)	(395,588)

2018 Policy Transactions
Net policy purchase payments	—	397,444
Transfers on account of death, surrenders and withdrawals	(495,699)	(558,057)
Transfers of policy loans	—	(103,189)
Transfers of cost of insurance and policy fees	(1,911)	(285,343)
Transfers between investment divisions, net	61,718	434,118
Transfers–other	(36)	1,086

Net increase/(decrease) from policy transactions	(435,928)	(113,941)

Total Increase/(Decrease) in Net Assets	(444,763)	(509,529)
Net Assets at December 31, 2017	444,763	6,127,636

Net Assets at December 31, 2018	$—	$5,618,107

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-62

Investment Options
Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Government Money Market Service Class 2

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$24,183	$931	$27,851	$32,294	$2,326	$2,958	$18,806
30,280	47,551	(3,293)	103,142	12	4,767	—
35,179	109,569	—	301,427	1,297	3,340	—
107,068	92,444	6,404	800,279	7,087	14,790	—

196,710	250,495	30,962	1,237,142	10,722	25,855	18,806

106,921	71,162	51,517	469,573	—	—	260,907
(73,544)	(45,400)	(7,872)	(251,777)	—	(56,548)	(1,726,986)
(3,863)	(5,658)	—	(59,929)	—	—	(30,779)
(98,792)	(42,817)	(4,458)	(322,953)	(479)	(3,474)	(215,831)
(116,781)	51,990	82,395	(96,311)	179,670	281,701	912,592
(133)	159	29	85	—	(59)	(796)

(186,192)	29,436	121,611	(261,312)	179,192	221,620	(800,893)

10,518	279,931	152,573	975,830	189,914	247,475	(782,087)
1,660,079	732,707	409,901	6,096,162	—	24,292	4,889,177

$1,670,597	$1,012,638	$562,474	$7,071,992	$189,914	$271,767	$4,107,090

$31,904	$1,005	$33,920	$27,140	$2,022	$2,517	$41,925
7,105	57,781	(17,645)	49,846	(735)	2,840	—
75,723	64,352	—	613,458	5,883	6,729	—
(242,548)	6,726	(37,704)	(1,616,463)	(19,419)	(29,843)	—

(127,816)	129,864	(21,429)	(926,019)	(12,249)	(17,757)	41,925

94,063	78,067	70,602	495,772	—	—	247,018
(158,696)	(43,348)	(292)	(734,812)	(97,933)	(30,713)	(1,413,689)
(3,068)	3,228	—	(42,694)	—	(9)	97,536
(90,876)	(47,836)	(4,044)	(306,178)	(923)	(2,945)	(165,034)
(10,379)	17,614	(51,226)	(33,410)	66,299	(20,630)	975,116
545	269	15	(354)	(47)	141	(441)

(168,411)	7,994	15,055	(621,676)	(32,604)	(54,156)	(259,494)

(296,227)	137,858	(6,374)	(1,547,695)	(44,853)	(71,913)	(217,569)
1,670,597	1,012,638	562,474	7,071,992	189,914	271,767	4,107,090

$1,374,370	$1,150,496	$556,100	$5,524,297	$145,061	$199,854	$3,889,521

B-63

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Fidelity VIP Index 500 Initial Class	Templeton Growth VIP Class 2

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$7,012	$355
Net realized gain/(loss) from sale of investments	11,996	3,126
Reinvested realized gain distributions	1,075	—
Net change in unrealized appreciation/(depreciation) of investments	52,077	1,050

Net increase/(decrease) resulting from operations	72,160	4,531

2017 Policy Transactions
Net policy purchase payments	156,762	18,333
Transfers on account of death, surrenders and withdrawals	(11,541)	—
Transfers of policy loans	—	(1)
Transfers of cost of insurance and policy fees	(72,539)	(299)
Transfers between investment divisions, net	983	(15,649)
Transfers–other	167	116

Net increase/(decrease) from policy transactions	73,832	2,500

Total Increase/(Decrease) in Net Assets	145,992	7,031
Net Assets at December 31, 2016	303,229	28,620

Net Assets at December 31, 2017	$449,221	$35,651

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$11,604	$704
Net realized gain/(loss) from sale of investments	58,605	1,574
Reinvested realized gain distributions	2,532	2,983
Net change in unrealized appreciation/(depreciation) of investments	(106,051)	(11,327)

Net increase/(decrease) resulting from operations	(33,310)	(6,066)

2018 Policy Transactions
Net policy purchase payments	284,806	5,116
Transfers on account of death, surrenders and withdrawals	(3,930)	(43,249)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(114,715)	(364)
Transfers between investment divisions, net	12,593	44,862
Transfers–other	445	1

Net increase/(decrease) from policy transactions	179,199	6,366

Total Increase/(Decrease) in Net Assets	145,889	300
Net Assets at December 31, 2017	449,221	35,651

Net Assets at December 31, 2018	$595,110	$35,951

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-64

Investment Options
Templeton Global Bond VIP Class 2	Templeton Foreign VIP Class 2	Franklin Mutual Shares VIP Class 2	Franklin Small Cap Value VIP Class 2	Morningstar Balanced ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Class II	Morningstar Income and Growth ETF Asset Allocation Class II

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$—	$368	$9,879	$3,566	$7,641	$11,768	$4,960
13,741	390	(5,148)	15,969	14,168	65,916	(3,320)
1,438	—	17,915	48,771	28,848	45,868	13,133
(3,400)	1,565	16,704	1,773	(5,175)	47,547	1,204

11,779	2,323	39,350	70,079	45,482	171,099	15,977

35,196	7,731	54,798	74,730	17,381	7,799	21,245
(26,688)	(2,469)	(26,532)	(106,712)	—	(210,477)	(367)
(8)	—	—	882	—	(366)	—
(9,213)	(5,303)	(9,382)	(14,434)	(9,813)	(26,782)	(2,597)
(170,164)	(3)	(44,961)	(104,778)	(7,205)	(103,224)	156,515
(183)	9	(298)	(24)	292	—	(2)

(171,060)	(35)	(26,375)	(150,336)	655	(333,050)	174,794

(159,281)	2,288	12,975	(80,257)	46,137	(161,951)	190,771
483,452	13,879	464,185	790,134	315,144	1,079,261	104,438

$324,171	$16,167	$477,160	$709,877	$361,281	$917,310	$295,209

$—	$488	$12,184	$6,683	$5,381	$4,466	$4,751
8,153	162	(8,578)	(59,909)	(48,202)	69,761	111
—	—	18,971	113,818	24,205	25,204	8,711
(4,031)	(5,676)	(70,993)	(133,473)	5,696	(111,564)	(21,922)

4,122	(5,026)	(48,416)	(72,881)	(12,920)	(12,133)	(8,349)

36,420	7,320	148,042	84,038	27,968	8,559	22,064
(43,433)	(436)	—	(227,610)	—	(177,814)	(16,648)
—	—	—	(19)	—	(18)	—
(6,342)	(3,192)	(7,391)	(11,007)	(7,306)	(4,237)	(2,442)
715,468	20,045	(132,187)	31,340	(225,179)	(451,357)	(72,816)
—	16	(338)	193	(611)	75	—

702,113	23,753	8,126	(123,065)	(205,128)	(624,792)	(69,842)

706,235	18,727	(40,290)	(195,946)	(218,048)	(636,925)	(78,191)
324,171	16,167	477,160	709,877	361,281	917,310	295,209

$1,030,406	$34,894	$436,870	$513,931	$143,233	$280,385	$217,018

B-65

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Ivy VIP Small Cap Growth Class II	Ivy VIP Mid Cap Growth Class II

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	16,187	(23)
Reinvested realized gain distributions	4,441	493
Net change in unrealized appreciation/(depreciation) of investments	10,512	3,869

Net increase/(decrease) resulting from operations	31,140	4,339

2017 Policy Transactions
Net policy purchase payments	—	12,797
Transfers on account of death, surrenders and withdrawals	(158,084)	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(2,164)	(2,602)
Transfers between investment divisions, net	—	—
Transfers–other	(677)	4

Net increase/(decrease) from policy transactions	(160,925)	10,199

Total Increase/(Decrease) in Net Assets	(129,785)	14,538
Net Assets at December 31, 2016	167,009	12,259

Net Assets at December 31, 2017	$37,224	$26,797

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$153	$—
Net realized gain/(loss) from sale of investments	117	3,554
Reinvested realized gain distributions	13,262	1,863
Net change in unrealized appreciation/(depreciation) of investments	(14,937)	(7,797)

Net increase/(decrease) resulting from operations	(1,405)	(2,380)

2018 Policy Transactions
Net policy purchase payments	—	31,618
Transfers on account of death, surrenders and withdrawals	—	(677)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(1,175)	(5,273)
Transfers between investment divisions, net	—	5,000
Transfers–other	—	(49)

Net increase/(decrease) from policy transactions	(1,175)	30,619

Total Increase/(Decrease) in Net Assets	(2,580)	28,239
Net Assets at December 31, 2017	37,224	26,797

Net Assets at December 31, 2018	$34,644	$55,036

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-66

Investment Options
Janus Henderson Enterprise Institutional Shares	Janus Henderson Forty Institutional Shares	Janus Henderson Research Institutional Shares	Janus Henderson Global Research Institutional Shares	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	Janus Henderson Enterprise Portfolio Service Shares

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$15,881	$—	$3,809	$14,350	$—	$558	$223
200,800	13,705	39,044	147,796	8	592	884
150,252	128,195	9,114	—	4,533	2,164	2,590
245,278	489,333	180,976	264,122	17,433	32,300	5,871

612,211	631,233	232,943	426,268	21,974	35,614	9,568

89,916	143,338	70,284	131,172	37,359	7,727	27,147
(188,044)	(105,313)	(37,153)	(229,321)	(2,460)	—	—
(53,097)	(21,578)	(535)	(68,430)	—	—	—
(78,935)	(117,213)	(33,917)	(73,077)	(9,940)	(6,978)	(6,192)
13,167	(26,293)	(20,066)	(12,538)	24,850	166,566	—
(198)	(243)	(231)	289	(170)	7	(24)

(217,191)	(127,302)	(21,618)	(251,905)	49,639	167,322	20,931

395,020	503,931	211,325	174,363	71,613	202,936	30,499
2,357,815	2,148,629	837,757	1,701,995	58,528	51,010	25,288

$2,752,835	$2,652,560	$1,049,082	$1,876,358	$130,141	$253,946	$55,787

$7,534	$33,203	$5,696	$20,468	$1,911	$1,298	$109
153,570	(24,573)	65,635	129,649	9,020	23,852	4,768
131,749	356,734	50,878	—	20,528	16,561	3,955
(294,042)	(282,950)	(141,054)	(265,713)	(26,972)	(54,371)	(12,061)

(1,189)	82,414	(18,845)	(115,596)	4,487	(12,660)	(3,229)

87,680	119,025	47,430	121,980	50,381	12,964	45,570
(120,959)	(257,201)	(148,052)	(185,239)	(35,387)	—	(2,084)
(85,878)	(9,872)	606	(5,649)	—	—	—
(83,135)	(123,703)	(33,016)	(68,613)	(12,072)	(12,110)	(8,866)
43,573	(27,030)	—	321	(1,588)	122,802	10,000
(961)	(756)	(144)	427	(102)	452	(212)

(159,680)	(299,537)	(133,176)	(136,773)	1,232	124,108	44,408

(160,869)	(217,123)	(152,021)	(252,369)	5,719	111,448	41,179
2,752,835	2,652,560	1,049,082	1,876,358	130,141	253,946	55,787

$2,591,966	$2,435,437	$897,061	$1,623,989	$135,860	$365,394	$96,966

B-67

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	Janus Henderson Mid Cap Value Portfolio Service Shares	Janus Henderson Balanced Portfolio Service Shares

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,453	$4,241
Net realized gain/(loss) from sale of investments	26	847
Reinvested realized gain distributions	8,237	563
Net change in unrealized appreciation/(depreciation) of investments	27,594	44,036

Net increase/(decrease) resulting from operations	37,310	49,687

2017 Policy Transactions
Net policy purchase payments	45,106	—
Transfers on account of death, surrenders and withdrawals	(13,674)	(13,778)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(6,147)	(3,633)
Transfers between investment divisions, net	(128,621)	42,806
Transfers–other	168	(25)

Net increase/(decrease) from policy transactions	(103,168)	25,370

Total Increase/(Decrease) in Net Assets	(65,858)	75,057
Net Assets at December 31, 2016	347,661	275,279

Net Assets at December 31, 2017	$281,803	$350,336

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,515	$3,847
Net realized gain/(loss) from sale of investments	2,186	43,091
Reinvested realized gain distributions	26,892	9,095
Net change in unrealized appreciation/(depreciation) of investments	(73,387)	(43,194)

Net increase/(decrease) resulting from operations	(41,794)	12,839

2018 Policy Transactions
Net policy purchase payments	54,174	—
Transfers on account of death, surrenders and withdrawals	(51,453)	(355,212)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(6,246)	(2,000)
Transfers between investment divisions, net	117,471	(1,564)
Transfers–other	379	—

Net increase/(decrease) from policy transactions	114,325	(358,776)

Total Increase/(Decrease) in Net Assets	72,531	(345,937)
Net Assets at December 31, 2017	281,803	350,336

Net Assets at December 31, 2018	$354,334	$4,399

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-68

Investment Options
Janus Henderson Global Research Portfolio Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	MFS Growth Service Class

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$303	$1,026	$2,487	$—	$2,586	$79,757	$—
598	68,391	4,204	10,487	7,946	79,058	12,367
—	38,830	13,420	26,442	12,701	92,807	19,436
6,629	155,013	50,418	293,457	17,655	140,809	85,694

7,530	263,260	70,529	330,386	40,888	392,431	117,497

12,854	44,060	14,504	140,293	10,792	244,352	55,235
(3,396)	(52,658)	(1,881)	(50,331)	(17,019)	(121,392)	(34,467)
—	(45,189)	(1,593)	(41,132)	793	(31,389)	(354)
(366)	(34,211)	(10,517)	(68,758)	(7,132)	(200,828)	(9,135)
18,402	9,862	4,568	(35,598)	4,500	(7,396)	5,997
46	101	—	122	—	(39)	(120)

27,540	(78,035)	5,081	(55,404)	(8,065)	(116,692)	17,156

35,070	185,225	75,610	274,982	32,823	275,739	134,653
17,990	883,588	299,737	1,247,727	180,827	3,243,066	369,579

$53,060	$1,068,813	$375,347	$1,522,709	$213,650	$3,518,805	$504,232

$83	$1,028	$2,477	$—	$1,464	$69,504	$—
3,521	54,341	4,098	11,311	8,468	167,343	68,838
—	76,274	17,213	209,259	24,177	141,621	30,744
(6,652)	(98,249)	(44,667)	(223,788)	(42,601)	(550,783)	(76,845)

(3,048)	33,394	(20,879)	(3,218)	(8,492)	(172,315)	22,737

27,006	36,762	14,419	109,839	9,161	219,546	45,238
—	(52,420)	(1,578)	(86,366)	—	(445,661)	(158,773)
—	(9,937)	(332)	(72,062)	(15,280)	(34,777)	(115)
(119)	(34,273)	(10,713)	(70,163)	(7,194)	(185,778)	(12,214)
(77,146)	—	1,651	(18,733)	1,600	(55,925)	35,558
247	74	—	526	—	792	46

(50,012)	(59,794)	3,447	(136,959)	(11,713)	(501,803)	(90,260)

(53,060)	(26,400)	(17,432)	(140,177)	(20,205)	(674,118)	(67,523)
53,060	1,068,813	375,347	1,522,709	213,650	3,518,805	504,232

$—	$1,042,413	$357,915	$1,382,532	$193,445	$2,844,687	$436,709

B-69

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	MFS Strategic Income Service Class	MFS Research Service Class

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$568	$4,474
Net realized gain/(loss) from sale of investments	(76)	6,831
Reinvested realized gain distributions	—	26,835
Net change in unrealized appreciation/(depreciation) of investments	256	41,720

Net increase/(decrease) resulting from operations	748	79,860

2017 Policy Transactions
Net policy purchase payments	—	24,702
Transfers on account of death, surrenders and withdrawals	(13,455)	(4,202)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(833)	(7,395)
Transfers between investment divisions, net	368	(51,630)
Transfers–other	7	1

Net increase/(decrease) from policy transactions	(13,913)	(38,524)

Total Increase/(Decrease) in Net Assets	(13,165)	41,336
Net Assets at December 31, 2016	17,640	343,661

Net Assets at December 31, 2017	$4,475	$384,997

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,099	$2,207
Net realized gain/(loss) from sale of investments	(2,344)	(1,672)
Reinvested realized gain distributions	—	56,793
Net change in unrealized appreciation/(depreciation) of investments	(77)	(90,915)

Net increase/(decrease) resulting from operations	(322)	(33,587)

2018 Policy Transactions
Net policy purchase payments	—	42,528
Transfers on account of death, surrenders and withdrawals	(43,965)	(17,304)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(626)	(8,500)
Transfers between investment divisions, net	93,694	(81,770)
Transfers–other	298	(457)

Net increase/(decrease) from policy transactions	49,401	(65,503)

Total Increase/(Decrease) in Net Assets	49,079	(99,090)
Net Assets at December 31, 2017	4,475	384,997

Net Assets at December 31, 2018	$53,554	$285,907

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-70

Investment Options
MFS Total Return Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	Oppenheimer Global/VA Service Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	ClearBridge Variable Appreciation Class II

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$1,808	$13	$—	$5,398	$4,936	$18,417	$129
1,086	27	2,953	4,941	(1,567)	(33,656)	41
2,320	96	385	—	—	—	442
3,843	363	1,883	214,053	3,272	61,064	1,557

9,057	499	5,221	224,392	6,641	45,825	2,169

32,520	2,232	13,857	16,426	129,894	90,343	—
(1,483)	—	(10,236)	(29,447)	(29,413)	(236,046)	—
—	—	—	(112)	—	(171)	—
(17,496)	(298)	(8,749)	(10,613)	(4,357)	(29,443)	(142)
4,424	—	—	126,868	(149,575)	(298,884)	1,675
(1)	—	(3)	(42)	272	207	—

17,964	1,936	(5,131)	103,080	(53,179)	(473,994)	1,533

27,021	2,435	90	327,472	(46,538)	(428,169)	3,702
64,426	2,324	19,468	635,708	186,464	1,281,956	11,659

$91,447	$4,759	$19,558	$963,180	$139,926	$853,787	$15,361

$2,351	$21	$—	$5,672	$2,977	$14,888	$179
1,567	51	2,552	84,245	(1,818)	(11,055)	22
5,414	209	3,582	52,903	—	5,400	686
(16,631)	(392)	(7,270)	(225,075)	(3,169)	(19,954)	(1,185)

(7,299)	(111)	(1,136)	(82,255)	(2,010)	(10,721)	(298)

47,855	2,233	16,048	3,274	88,575	87,293	—
(3,876)	—	(1,379)	(220,130)	(17,672)	(457,209)	—
—	—	—	(65)	—	(33)	—
(19,020)	(372)	(7,612)	(9,828)	(2,895)	(14,869)	(153)
17,140	—	—	(91,093)	(25,535)	26,499	—
(1)	—	(48)	16	(115)	354	—

42,098	1,861	7,009	(317,826)	42,358	(357,965)	(153)

34,799	1,750	5,873	(400,081)	40,348	(368,686)	(451)
91,447	4,759	19,558	963,180	139,926	853,787	15,361

$126,246	$6,509	$25,431	$563,099	$180,274	$485,101	$14,910

B-71

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

	ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Small Cap Growth Class II

	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

2017 Increase/(Decrease) from Operations
Net investment income/(expense)	$9	$—
Net realized gain/(loss) from sale of investments	8	603
Reinvested realized gain distributions	267	5,736
Net change in unrealized appreciation/(depreciation) of investments	214	41,503

Net increase/(decrease) resulting from operations	498	47,842

2017 Policy Transactions
Net policy purchase payments	—	16,426
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	286
Transfers of cost of insurance and policy fees	(65)	(1,652)
Transfers between investment divisions, net	1,537	70,723
Transfers–other	—	(114)

Net increase/(decrease) from policy transactions	1,471	85,669

Total Increase/(Decrease) in Net Assets	1,969	133,511
Net Assets at December 31, 2016	2,870	167,156

Net Assets at December 31, 2017	$4,839	$300,667

2018 Increase/(Decrease) from Operations
Net investment income/(expense)	$9	$—
Net realized gain/(loss) from sale of investments	7	717
Reinvested realized gain distributions	86	38,668
Net change in unrealized appreciation/(depreciation) of investments	(713)	(30,815)

Net increase/(decrease) resulting from operations	(611)	8,570

2018 Policy Transactions
Net policy purchase payments	—	3,274
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	(79)
Transfers of cost of insurance and policy fees	(68)	(2,524)
Transfers between investment divisions, net	—	12,063
Transfers–other	—	196

Net increase/(decrease) from policy transactions	(68)	12,930

Total Increase/(Decrease) in Net Assets	(679)	21,500
Net Assets at December 31, 2017	4,839	300,667

Net Assets at December 31, 2018	$4,160	$322,167

Underlying fund names could be abbreviated. Refer to footnotes for full fund name.

See notes to financial statements.

B-72

Investment Options
Columbia Variable Portfolio- Small Cap Value Class 2	Putnam VT Multi Cap Core-IB	Pioneer Equity Income VCT Class II

1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018	1/1/2017 to 12/31/2018

$26	$28	$178
140	11	245
533	139	774
412	459	564

1,111	637	1,761

5,895	1,655	13,988
—	—	—
—	—	—
(1,295)	(400)	(2,817)
—	—	—
—	—	(1)

4,600	1,254	11,170

5,711	1,891	12,931
6,606	2,125	3,907

$12,317	$4,016	$16,838

$23	$48	$483
192	14	(990)
1,944	412	4,064
(4,507)	(900)	(5,711)

(2,348)	(426)	(2,154)

5,951	1,655	12,148
(102)	—	(1,996)
—	—	—
(1,480)	(458)	(2,663)
—	—	—
(6)	—	(161)

4,363	1,197	7,328

2,015	771	5,174
12,317	4,016	16,838

$14,332	$4,787	$22,012

B-73

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2018)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999, and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life, individual variable universal life and flexible premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the various investment options based on the selected policy within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time. Policyowners may also choose to invest all or a portion of their net premiums or policy account value in the indexed option for the Flexible Solutions VUL III and Flexible Solutions VUL (2018) contracts, which is maintained by GIAC in its general account.

The eighty-six investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series

Victory S&P 500 Index VIP Series

Victory High Yield VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory INCORE Investment Quality Bond VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory RS Small Cap Growth Equity VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Managed Volatility Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Managed Volatility Fund Series II

Invesco V.I. Growth and Income Fund Series II

Invesco V.I. American Franchise Fund Series II

Alger Capital Appreciation Portfolio Class S

AB VPS Value Portfolio Class B

AB VPS Growth and Income Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Real Estate Investment Portfolio Class B

American Century VP Capital Appreciation Fund Class I

American Century VP Mid Cap Value Fund Class I

American Century VP Mid Cap Value Fund Class II

BlackRock Global Allocation V.I. Fund Class III

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Wells Fargo VT International Equity Fund Class II

Fidelity VIP Contrafund® Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP High Income Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Freedom 2020 Portfolio Service Class 2

Fidelity VIP Freedom 2030 Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Service Class 2

Fidelity VIP Index 500 Portfolio Initial Class

Templeton Growth VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

Templeton Foreign VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 2

Franklin Small Cap Value VIP Fund Class 2

Morningstar Balanced ETF Asset Allocation Portfolio Class II

Morningstar Growth ETF Asset Allocation Portfolio Class II

Morningstar Income and Growth ETF Asset Allocation Portfolio Class II

Ivy VIP Small Cap Growth Class II (formerly Ivy VIP Small Cap Growth)

Ivy VIP Mid Cap Growth Class II (formerly Ivy VIP Mid Cap Growth)

Janus Henderson Enterprise Portfolio Institutional Shares

Janus Henderson Forty Portfolio Institutional Shares

Janus Henderson Research Portfolio Institutional Shares

Janus Henderson Global Research Portfolio Institutional Shares

Janus Henderson Forty Portfolio Service Shares

Janus Henderson Research Portfolio Service Shares

Janus Henderson Enterprise Portfolio Service Shares

Janus Henderson Mid Cap Value Portfolio Service Shares

Janus Henderson Balanced Portfolio Service Shares

Janus Henderson Global Research Portfolio Service Shares

B-74

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

MFS® Growth Series Initial Class

MFS® Investors Trust Series Initial Class

MFS® New Discovery Series Initial Class

MFS® Research Series Initial Class

MFS® Total Return Series Initial Class

MFS® Growth Series Service Class

MFS® Strategic Income Portfolio Service Class

MFS® Research Series Service Class

MFS® Total Return Series Service Class

MFS® Investors Trust Series Service Class

MFS® New Discovery Series Service Class

Oppenheimer Global Fund/VA Service Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

ClearBridge Variable Appreciation Portfolio Class II

ClearBridge Variable Mid Cap Portfolio Class II

ClearBridge Variable Small Cap Growth Portfolio Class II

Columbia Variable Portfolio — Small Cap Value Fund Class 2

Putnam VT Multi-Cap Core Fund Class IB (formerly Putnam VT Investors Fund Class IB)

Pioneer Equity Income VCT Portfolio Class II

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2018, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of

B-75

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2018, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2018, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $84,190,551.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2018, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2018, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 20, 2019, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Universal Life Insurance policies is based on the 1980/ 2001/2017 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 3.5% - 4.0%.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies. The Tax Cuts and Jobs Act which was enacted into law on December 22, 2017 does not contain any provisions which would impact the status of this policy.

B-76

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

Under the provisions of Section 817(h) of the IRC, a variable life policy will not be treated as a life policy for federal tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2018, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$1,098,131	$1,307,235
Victory S&P 500 Index VIP Series	1,645,249	3,015,767
Victory High Yield VIP Series	53,354	175,842
Victory INCORE Low Duration Bond VIP Series	250,008	271,885
Victory INCORE Investment Quality Bond VIP Series	268,069	407,301
Victory RS International VIP Series	424,074	540,907
Victory Sophus Emerging Markets VIP Series	695,972	566,048
Victory RS Small Cap Growth Equity VIP Series	1,593,758	1,011,664
Gabelli Capital Asset Fund	396,292	407,418
Value Line Centurion Fund	26,451	42,273
Value Line Strategic Asset Management Trust	261,439	218,832
Invesco V.I. American Franchise Fund Series I	75,672	75,230
Invesco V.I. Managed Volatility Fund Series I	53,050	113,727
Invesco V.I. Core Equity Fund Series I	100,056	247,990
Invesco V.I. Core Equity Fund Series II	163,279	146,060
Invesco V.I. Government Securities Fund Series II	163,243	370,280
Invesco V.I. Mid Cap Core Equity Fund Series II	191,974	133,469
Invesco V.I. Managed Volatility Fund Series II	1,381	43,642
Invesco V.I. Growth and Income Fund Series II	386,074	718,137
Invesco V.I. American Franchise Fund Series II	1,416	204
Alger Capital Appreciation Portfolio Class S	480,253	1,331,261
AB VPS Value Portfolio Class B	13,002	5,640
AB VPS Growth and Income Portfolio Class B	235,046	167,962
AB VPS Large Cap Growth Portfolio Class B	188,827	30,893
AB VPS Global Thematic Growth Portfolio Class B	120,461	112,990
AB VPS Real Estate Investment Portfolio Class B	135,869	162,513
American Century VP Capital Appreciation Fund Class I	62,026	44,637
American Century VP Mid Cap Value Fund Class I	290,240	148,341
American Century VP Mid Cap Value Fund Class II	36,736	3,315
BlackRock Global Allocation V.I. Fund Class III	389,414	406,752
Davis Financial Portfolio	186,461	260,942
Davis Real Estate Portfolio	283,059	231,020
Davis Value Portfolio	973,838	433,444
Delaware VIP Limited-Term Diversified Income Series Service Class	284,613	73,831
Delaware VIP Diversified Income Series Service Class	344,644	188,275
Delaware VIP Emerging Markets Series Service Class	201,633	74,561
Wells Fargo VT International Equity Fund Class II	67,532	498,023

B-77

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Purchases	Sales
Fidelity VIP Contrafund Portfolio Service Class 2	$1,699,337	$1,202,370
Fidelity VIP Equity-Income Portfolio Service Class 2	211,920	272,704
Fidelity VIP Growth Opportunities Portfolio Service Class 2	180,663	107,311
Fidelity VIP High Income Portfolio Service Class 2	240,189	191,213
Fidelity VIP Mid Cap Portfolio Service Class 2	1,201,346	1,182,424
Fidelity VIP Freedom 2020 Portfolio Service Class 2	110,218	134,917
Fidelity VIP Freedom 2030 Portfolio Service Class 2	39,577	84,488
Fidelity VIP Government Money Market Portfolio Service Class 2	2,226,789	2,444,358
Fidelity VIP Index 500 Portfolio Initial Class	360,974	167,640
Templeton Growth VIP Fund Class 2	53,667	43,613
Templeton Global Bond VIP Fund Class 2	824,517	122,405
Templeton Foreign VIP Fund Class 2	26,412	2,171
Franklin Mutual Shares VIP Fund Class 2	257,485	218,204
Franklin Small Cap Value VIP Fund Class 2	335,722	338,287
Morningstar Balanced ETF Asset Allocation Portfolio Class II	199,900	375,443
Morningstar Growth ETF Asset Allocation Portfolio Class II	245,436	840,558
Morningstar Income and Growth ETF Asset Allocation Portfolio Class II	71,055	127,436
Ivy VIP Small Cap Growth Class II (formerly Ivy VIP Small Cap Growth)	13,414	1,174
Ivy VIP Mid Cap Growth Class II (formerly Ivy VIP Mid Cap Growth)	45,612	13,130
Janus Henderson Enterprise Portfolio Institutional Shares	280,279	300,676
Janus Henderson Forty Portfolio Institutional Shares	602,931	512,531
Janus Henderson Research Portfolio Institutional Shares	109,535	186,137
Janus Henderson Global Research Portfolio Institutional Shares	155,236	271,542
Janus Henderson Forty Portfolio Service Shares	79,704	56,032
Janus Henderson Research Portfolio Service Shares	249,919	107,952
Janus Henderson Enterprise Portfolio Service Shares	69,679	21,207
Janus Henderson Mid Cap Value Portfolio Service Shares	274,940	131,208
Janus Henderson Balanced Portfolio Service Shares	12,942	358,775
Janus Henderson Global Research Portfolio Service Shares	101,923	151,853
MFS Growth Series Initial Class	117,965	100,457
MFS Investors Trust Series Initial Class	34,157	11,020
MFS New Discovery Series Initial Class	385,359	313,058
MFS Research Series Initial Class	37,440	23,511
MFS Total Return Series Initial Class	489,056	779,734
MFS Growth Series Service Class	176,386	235,902
MFS Strategic Income Portfolio Service Class	151,640	100,140
MFS Research Series Service Class	333,620	340,122
MFS Total Return Series Service Class	70,847	20,984
MFS Investors Trust Series Service Class	2,462	372
MFS New Discovery Series Service Class	20,040	9,449
Oppenheimer Global Fund/VA Service Class	111,379	370,630
PIMCO Real Return Portfolio Advisor Class	170,209	124,874
PIMCO Total Return Portfolio Advisor Class	264,975	602,652
ClearBridge Variable Appreciation Portfolio Class II	865	152
ClearBridge Variable Mid Cap Core Portfolio Class II	95	68
ClearBridge Variable Small Cap Growth Portfolio Class II	56,461	4,863
Columbia Variable Portfolio — Small Cap Value Fund Class 2	7,676	1,347
Putnam VT Multi Cap Core — IB (formerly Putnam VT Investors — IB)	1,730	73
Pioneer Equity Income VCT Portfolio Class II	23,383	11,509

Total	$24,879,663	$27,006,985

B-78

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charges are as follows:

•

For Park Avenue Millenneium Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the twelfth policy year. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to account value breakpoint and .20% on the amount of net assets in excess of the breakpoint.

•

For Flexible Solutions Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•

For Flexible Solution — Gold Series, GIAC deducts at a current annual rate of .50% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .10% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•	For Executive Benefits, there is no current annual deduction of the net assets of the separate account. GIAC guarantees this charge never to exceed an annual rate of .25% of the account value.

•	For Flexible Solutions VUL III, there is no current annual deduction of the net assets of the separate account. GIAC guarantees this charge never to exceed an annual rate of .25% of the account value.

•

For Flexible Solutions VUL (2018), there is no current annual deduction of the net assets of the separate account. GIAC guarantees this charge never to exceed an annual rate of .25% of the account value.

The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option,

but not less than zero.

b)	Policy and administrative fees, which vary with the basic sum, face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

d)	For Flexible Solutions VUL III, GIAC deducts a monthly indexed account charge at a current annual rate of .45% of the policy value in the indexed account, which is the obligation of GIAC’s general account. GIAC guarantees this charge never to exceed an annual rate of .70% of the indexed account value.

e)	For Flexible Solutions VUL (2018), GIAC deducts a monthly indexed account charge at a current annual rate of .45% of the policy value in the indexed account, which is the obligation of GIAC’s general account. GIAC guarantees this charge never to exceed an annual rate of 1.00% of the indexed account value.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2017 and 2018, contractual charges amounted to $3,965,115 and $3,767,912, respectively, and represent the aggregate fair value of the units at the redemption date.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Under an investment sub-advisory agreement between Victory Capital Management, Inc. and Park Avenue Institutional Advisors LLC (“PAIA”), a wholly-owned subsidiary of Guardian Investor Services, LLC, which is a wholly owned subsidiary of The Guardian Life Insurance Company of America, serves as the sub-advisor to Victory High Yield VIP Series, Victory Capital pays a monthly fee to the sub-adviser for investment advisory services in an amount equal to 28% of all fees due from such Fund to the Adviser. The sub-advisory fee payable to PAIA also covers the administrative and accounting services provided by PAIA.

B-79

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

GIAC has administrative service fee agreements with Victory Capital Management Inc., Gabelli Capital Asset Fund, Invesco Advisers, Inc., AllianceBernstein, L.P., ALPS Advisors, Inc., American Century Investment Management, Inc., BlackRock Advisors, LLC, Davis Selected Advisers, LP, Delaware Management Company, Wells Fargo Funds Management, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Fred Alger Management, Inc., Janus Henderson Group PLC, Massachusetts Financial Services Company , OFI Global Asset Management, Inc., PIMCO, Templeton Investment Counsel, LLC, Templeton Global Advisors Limited, EULAV Asset Management, LLC, Legg Mason Partners Fund Advisor, LLC, Ivy Investment Management Company, Columbia Management Investment Advisers, LLC, Amundi Pioneer Investment Management, Inc., and Putnam Investment Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2018 and 2017, were as follows:

	2018			2017
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Victory RS Large Cap Alpha VIP Series	34,051	74,701	(40,650)	40,568	57,549	(16,981)
Victory S&P 500 Index VIP Series	44,944	130,341	(85,397)	60,132	87,284	(27,152)
Victory High Yield VIP Series	2,082	6,471	(4,389)	2,946	8,546	(5,600)
Victory INCORE Low Duration Bond VIP Series	18,856	20,617	(1,761)	15,635	18,111	(2,476)
Victory INCORE Investment Quality Bond VIP Series	12,984	19,494	(6,510)	14,603	27,532	(12,929)
Victory RS International VIP Series	23,791	31,799	(8,008)	30,339	31,403	(1,064)
Victory Sophus Emerging Markets VIP Series	13,088	15,393	(2,305)	12,679	12,757	(78)
Victory RS Small Cap Growth Equity VIP Series	18,259	24,924	(6,665)	18,811	35,572	(16,761)
Gabelli Capital Asset Fund	6,569	12,032	(5,463)	5,925	24,144	(18,219)
Value Line Centurion Fund	1,804	2,833	(1,029)	2,289	9,723	(7,434)
Value Line Strategic Asset Management Trust	4,250	9,740	(5,490)	10,671	12,841	(2,170)
Invesco V.I. American Franchise Fund Series I	2,519	5,205	(2,686)	8,943	8,785	158
Invesco V.I. Managed Volatility Fund Series I	2,083	6,026	(3,943)	2,147	6,039	(3,892)
Invesco V.I. Core Equity Fund Series I	3,742	15,198	(11,456)	2,659	10,318	(7,659)
Invesco V.I. Core Equity Fund Series II	9,005	8,412	593	4,394	10,906	(6,512)
Invesco V.I. Government Securities Fund Series II	13,381	30,223	(16,842)	7,009	3,038	3,971
Invesco V.I. Mid Cap Core Equity Fund Series II	9,176	7,646	1,530	7,614	12,510	(4,896)
Invesco V.I. Managed Volatility Fund Series II	91	2,513	(2,422)	245	113	132
Invesco V.I. Growth and Income Fund Series II	15,826	31,977	(16,151)	16,873	22,803	(5,930)
Invesco V.I. American Franchise Fund Series II	75	11	64	71	10	61
Alger Capital Appreciation Portfolio Class S	9,566	44,467	(34,901)	9,222	15,426	(6,204)
AB VPS Value Portfolio Class B	500	256	244	504	1,877	(1,373)
AB VPS Growth and Income Portfolio Class B	4,844	5,975	(1,131)	10,923	8,379	2,544
AB VPS Large Cap Growth Portfolio Class B	3,955	1,274	2,681	5,344	6,496	(1,152)
AB VPS Global Thematic Growth Portfolio Class B	5,936	5,443	493	3,428	2,125	1,303
AB VPS Real Estate Investment Portfolio Class B	5,665	8,816	(3,151)	4,747	15,080	(10,333)
American Century VP Capital Appreciation Fund Class I	2,693	2,098	595	2,556	9,226	(6,670)
American Century VP Mid Cap Value Fund Class I	7,519	5,591	1,928	18,867	13,563	5,304
American Century VP Mid Cap Value Fund Class II	2,051	300	1,751	1,183	305	878
BlackRock Global Allocation V.I. Fund Class III	22,513	26,398	(3,885)	9,641	20,451	(10,810)
Davis Financial Portfolio	2,608	9,929	(7,321)	10,098	6,036	4,062
Davis Real Estate Portfolio	4,496	5,937	(1,441)	6,275	11,193	(4,918)

B-80

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	2018			2017
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Davis Value Portfolio	14,174	19,384	(5,210)	11,668	21,299	(9,631)
Delaware VIP Limited-Term Diversified Income Series Service Class	21,183	5,640	15,543	12,121	10,995	1,126
Delaware VIP Diversified Income Series Service Class	21,603	12,326	9,277	7,627	13,377	(5,750)
Delaware VIP Emerging Markets Series Service Class	13,251	5,191	8,060	13,121	15,800	(2,679)
Wells Fargo VT International Equity Fund Class II	3,358	27,773	(24,415)	683	473	210
Fidelity VIP Contrafund Portfolio Service Class 2	38,134	41,472	(3,338)	22,074	48,329	(26,255)
Fidelity VIP Equity-Income Portfolio Service Class 2	4,791	10,876	(6,085)	4,876	12,103	(7,227)
Fidelity VIP Growth Opportunities Portfolio Service Class 2	6,609	6,073	536	5,804	4,553	1,251
Fidelity VIP High Income Portfolio Service Class 2	11,869	11,069	800	9,213	2,380	6,833
Fidelity VIP Mid Cap Portfolio Service Class 2	15,991	27,037	(11,046)	16,001	21,168	(5,167)
Fidelity VIP Freedom 2020 Portfolio Service Class 2	5,867	7,901	(2,034)	10,926	32	10,894
Fidelity VIP Freedom 2030 Portfolio Service Class 2	1,697	4,637	(2,940)	16,647	3,544	13,103
Fidelity VIP Government Money Market Portfolio Service Class 2	193,551	214,883	(21,332)	126,274	189,464	(63,190)
Fidelity VIP Index 500 Portfolio Initial Class	26,453	16,565	9,888	10,418	5,860	4,558
Templeton Growth VIP Fund Class 2	3,572	3,186	386	1,875	1,774	101
Templeton Global Bond VIP Fund Class 2	61,845	9,444	52,401	5,807	18,673	(12,866)
Templeton Foreign VIP Fund Class 2	2,529	415	2,114	825	827	(2)
Franklin Mutual Shares VIP Fund Class 2	10,736	10,590	146	9,906	11,059	(1,153)
Franklin Small Cap Value VIP Fund Class 2	10,093	15,273	(5,180)	8,446	15,545	(7,099)
Morningstar Balanced ETF Asset Allocation Portfolio Class II	10,036	21,394	(11,358)	7,781	7,556	225
Morningstar Growth ETF Asset Allocation Portfolio Class II	10,889	40,923	(30,034)	10,422	27,521	(17,099)
Morningstar Income and Growth ETF Asset Allocation Portfolio Class II	3,725	8,089	(4,364)	14,864	3,382	11,482
Ivy VIP Small Cap Growth Class II (formerly Ivy VIP Small Cap Growth)	—	49	(49)	—	7,472	(7,472)
Ivy VIP Mid Cap Growth Class II (formerly Ivy VIP Mid Cap Growth)	2,939	1,133	1,806	907	189	718
Janus Henderson Enterprise Portfolio Institutional Shares	8,087	15,758	(7,671)	10,593	23,447	(12,854)
Janus Henderson Forty Portfolio Institutional Shares	7,873	17,107	(9,234)	6,522	11,669	(5,147)
Janus Henderson Research Portfolio Institutional Shares	3,084	10,352	(7,268)	6,573	7,833	(1,260)
Janus Henderson Global Research Portfolio Institutional Shares	11,694	21,549	(9,855)	13,845	35,065	(21,220)
Janus Henderson Forty Portfolio Service Shares	3,010	2,861	149	3,337	980	2,357
Janus Henderson Research Portfolio Service Shares	9,789	4,534	5,255	8,772	645	8,127
Janus Henderson Enterprise Portfolio Service Shares	2,985	1,463	1,522	1,223	362	861
Janus Henderson Mid Cap Value Portfolio Service Shares	13,307	7,285	6,022	4,855	10,127	(5,272)

B-81

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	2018			2017
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Henderson Balanced Portfolio Service Shares	—	6,377	(6,377)	840	377	463
Janus Henderson Global Research Portfolio Service Shares	5,297	8,028	(2,731)	3,172	1,614	1,558
MFS Growth Series Initial Class	2,260	5,060	(2,800)	3,931	8,758	(4,827)
MFS Investors Trust Series Initial Class	623	492	131	831	611	220
MFS New Discovery Series Initial Class	6,992	11,324	(4,332)	7,890	9,979	(2,089)
MFS Research Series Initial Class	530	1,029	(499)	786	1,200	(414)
MFS Total Return Series Initial Class	12,166	29,210	(17,044)	11,554	15,709	(4,155)
MFS Growth Series Service Class	5,270	8,181	(2,911)	4,010	3,270	740
MFS Strategic Income Portfolio Service Class	9,382	6,294	3,088	63	936	(873)
MFS Research Series Service Class	11,430	14,977	(3,547)	1,233	2,813	(1,580)
MFS Total Return Series Service Class	3,801	1,528	2,273	2,172	1,145	1,027
MFS Investors Trust Series Service Class	151	22	129	135	21	114
MFS New Discovery Series Service Class	1,282	857	425	1,199	1,538	(339)
Oppenheimer Global Fund/VA Service Class	2,104	14,557	(12,453)	11,228	7,385	3,843
PIMCO Real Return Portfolio Advisor Class	16,204	12,898	3,306	13,427	17,370	(3,943)
PIMCO Total Return Portfolio Advisor Class	19,616	46,128	(26,512)	26,038	61,574	(35,536)
ClearBridge Variable Appreciation Portfolio Class II	—	3	(3)	68	37	31
ClearBridge Variable Mid Cap Core Portfolio Class II	(1)	2	(3)	61	3	58
ClearBridge Variable Small Cap Growth Portfolio Class II	456	127	329	3,164	481	2,683
Columbia Variable Portfolio — Small Cap Value Fund Class 2	482	176	306	368	85	283
Putnam VT Multi Cap Core — IB (formerly Putnam VT Investors — IB)	118	33	85	136	33	103
Pioneer Equity Income VCT Portfolio Class II	1,890	1,459	431	917	186	731

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable life insurance policy products that are funded by the Account. These products have unique combinations of features and fees that are charged against the policyholder’s account balance. The differences in the fee structures result in a same unit values, expense ratios and total returns since fee charges are made directly to policy owners’ accounts through redemption of units.

In 2010, the Account elected to present in the Financial Highlights appearing in Note 6 based on the aggregate product basis for each of the Account’s investment options, rather than separate information for each product level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding, unit value and net assets for each investment option in the Statements of Assets and Liabilities and the Financial Highlights Notes herein. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

B-82

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Victory RS Large Cap Alpha VIP Series
2018	294,269	$17.69	$5,206,075	—	0.04%	-9.00%
2017	334,919	19.44	6,511,163	—	1.09%	18.67%
2016	351,900	16.38	5,765,153	—	1.10%	9.03%
2015	396,179	15.03	5,953,213	—	1.25%	-2.01%
2014	447,950	15.33	6,869,075	—	1.22%	13.58%

Victory S&P 500 Index VIP Series
2018	385,022	$23.38	$9,001,138	—	0.12%	-4.65%
2017	470,419	24.52	11,533,570	—	1.84%	21.60%
2016	497,571	20.16	10,032,128	—	2.14%	11.75%
2015	527,878	18.04	9,524,235	—	1.93%	1.03%
2014	509,905	17.86	9,106,408	—	1.80%	13.42%

Victory High Yield VIP Series
2018	12,995	$27.88	$362,300	—	0.50%	0.29%
2017	17,384	27.80	483,241	—	5.03%	9.94%
2016	22,984	25.28	581,101	—	7.17%	15.44%
2015	20,332	21.90	445,289	—	6.87%	-4.58%
2014	19,357	22.95	444,303	—	6.08%	-0.84%

Victory INCORE Low Duration Bond VIP Series
2018	49,699	$14.47	$718,975	—	0.49%	1.01%
2017	51,460	14.32	736,970	—	1.32%	1.64%
2016	53,936	14.09	759,994	—	1.24%	2.05%
2015	60,466	13.81	834,922	—	1.29%	0.47%
2014	65,421	13.74	899,152	—	1.57%	0.92%

Victory INCORE Investment Quality Bond VIP Series
2018	99,623	$24.05	$2,396,100	—	0.63%	-0.41%
2017	106,133	24.15	2,563,224	—	2.28%	4.15%
2016	119,062	23.19	2,760,894	—	2.29%	3.53%
2015	129,031	22.40	2,889,962	—	2.43%	0.33%
2014	128,719	22.32	2,873,618	—	3.18%	5.55%

Victory RS International VIP Series
2018	116,389	$17.23	$2,005,257	—	0.85%	-10.66%
2017	124,397	19.29	2,399,028	—	2.15%	25.68%
2016	125,461	15.34	1,925,096	—	2.28%	1.60%
2015	121,682	15.10	1,837,720	—	2.03%	0.84%
2014	119,767	14.98	1,793,702	—	1.96%	-5.30%

Victory Sophus Emerging Markets VIP Series
2018	56,935	$38.04	$2,165,694	—	0.88%	-18.97%
2017	59,240	46.94	2,780,718	—	0.95%	42.88%
2016	59,318	32.85	1,948,833	—	0.93%	11.57%
2015	61,085	29.45	1,798,740	—	0.43%	-12.74%
2014	69,332	33.75	2,339,639	—	1.01%	-3.71%

Victory RS Small Cap Growth Equity VIP Series
2018	129,238	$39.31	$5,080,639	—	0.00%	-8.25%
2017	135,903	42.85	5,823,183	—	0.00%	38.19%
2016	152,664	31.01	4,733,549	—	0.00%	1.44%
2015	163,142	30.57	4,986,772	—	0.00%	0.62%
2014	180,511	30.38	5,483,771	—	0.00%	10.13%

B-83

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NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

RS Money Market VIP Series Class I(6)
2018	—	$—	$—	—	—	—
2017	—	—	—	—	—	—
2016	—	—	—	—	—	—
2015	—	—	—	—	—	—
2014	511,482	12.64	6,464,599	—	0.01%	0.00%

Gabelli Capital Asset Fund
2018	52,400	$35.46	$1,858,012	—	0.34%	-11.09%
2017	57,863	39.88	2,307,551	—	0.25%	20.49%
2016	76,082	33.10	2,518,131	—	0.63%	14.25%
2015	78,565	28.97	2,276,001	—	0.45%	-8.81%
2014	82,403	31.77	2,617,678	—	0.44%	0.56%

Value Line Centurion Fund
2018	29,567	$15.91	$470,361	—	0.23%	0.23%
2017	30,596	15.87	485,616	—	0.20%	19.71%
2016	38,030	13.26	504,228	—	0.19%	6.86%
2015	37,578	12.41	466,241	—	0.35%	1.08%
2014	36,334	12.27	445,997	—	0.22%	9.25%

Value Line Strategic Asset Management Trust
2018	60,046	$25.34	$1,521,829	—	0.71%	0.11%
2017	65,536	25.32	1,659,236	—	0.55%	16.88%
2016	67,706	21.66	1,466,554	—	0.60%	5.51%
2015	70,783	20.53	1,453,096	—	0.72%	0.88%
2014	81,516	20.35	1,658,864	—	0.47%	8.51%

Invesco V.I. American Franchise Fund Series I
2018	44,147	$14.21	$627,504	—	0.00%	-3.62%
2017	46,833	14.75	690,721	—	0.08%	27.34%
2016	46,675	11.58	540,589	—	0.00%	2.27%
2015	45,338	11.33	513,459	—	0.00%	5.01%
2014	46,583	10.79	502,403	—	0.04%	8.44%

Invesco V.I. Managed Volatility Fund Series I
2018	18,515	$18.23	$337,622	—	1.63%	-11.00%
2017	22,458	20.49	460,132	—	1.30%	10.56%
2016	26,350	18.53	488,310	—	1.95%	10.61%
2015	28,103	16.75	470,829	—	1.41%	-2.15%
2014	29,470	17.12	504,588	—	2.89%	20.57%

Invesco V.I. Core Equity Fund Series I
2018	35,007	$14.89	$521,125	—	0.81%	-9.39%
2017	46,463	16.43	763,389	—	1.03%	13.17%
2016	54,122	14.52	785,703	—	0.76%	10.26%
2015	54,145	13.17	712,873	—	1.14%	-5.77%
2014	52,252	13.97	730,070	—	0.84%	8.15%

Invesco V.I. Core Equity Fund Series II
2018	1,680	$16.87	$28,335	—	0.00%	-9.61%
2017	1,087	18.66	20,290	—	0.50%	12.88%
2016	7,599	16.53	125,644	—	0.47%	10.02%
2015	11,079	15.03	166,503	—	0.92%	-6.00%
2014	11,696	15.99	187,003	—	0.75%	7.85%

B-84

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Invesco V.I. Government Securities Fund Series II
2018	28,215	$12.88	$363,380	—	1.49%	0.29%
2017	45,057	12.84	578,595	—	1.87%	1.72%
2016	41,086	12.62	518,675	—	2.17%	1.00%
2015	53,039	12.50	662,926	—	1.75%	0.06%
2014	50,382	12.49	629,338	—	2.89%	3.88%

Invesco V.I. Mid Cap Core Equity Fund Series II
2018	7,359	$16.13	$118,736	—	0.16%	-11.60%
2017	5,829	18.25	106,391	—	0.27%	14.65%
2016	10,725	15.92	170,722	—	0.00%	13.16%
2015	9,782	14.07	137,605	—	0.07%	-4.28%
2014	13,379	14.70	196,613	—	0.00%	4.17%

Invesco V.I. Managed Volatility Fund Series II
2018	410	$15.69	$6,435	—	0.47%	-11.28%
2017	2,832	17.68	50,088	—	1.10%	10.33%
2016	2,700	16.03	43,273	—	0.65%	10.31%
2015	330	14.53	4,792	—	1.53%	-2.37%
2014	475	14.88	7,071	—	2.53%	20.23%

Invesco V.I. Growth and Income Fund Series II
2018	19,487	$19.94	$388,538	—	1.13%	-13.59%
2017	35,638	23.07	822,320	—	1.24%	14.04%
2016	41,568	20.23	841,091	—	0.87%	19.43%
2015	49,391	16.94	836,800	—	2.65%	-3.31%
2014	39,223	17.52	687,296	—	1.46%	9.97%

Invesco V.I. American Franchise Fund Series II
2018	192	$17.29	$3,321	—	0.00%	-3.89%
2017	128	17.99	2,309	—	0.00%	27.03%
2016	67	14.16	948	—	0.00%	2.02%
2015	—	—	—	—	—	—
2014	—	—	—	—	—	—

Alger Capital Appreciation Portfolio Class S
2018	42,258	$27.53	$1,163,186	—	0.00%	-0.37%
2017	77,159	27.63	2,131,696	—	0.00%	30.74%
2016	83,363	21.13	1,761,639	—	0.00%	0.22%
2015	103,778	21.09	2,188,216	—	0.00%	5.91%
2014	110,036	19.91	2,190,634	—	0.00%	13.45%

AB VPS Value Portfolio Class B
2018	7,744	$20.02	$155,012	—	0.99%	-15.35%
2017	7,500	23.64	177,344	—	1.17%	13.29%
2016	8,873	20.87	185,200	—	1.48%	11.29%
2015	8,672	18.75	162,632	—	1.81%	-7.17%
2014	11,393	20.20	230,165	—	1.68%	10.77%

AB VPS Growth and Income Portfolio Class B
2018	29,777	$26.77	$797,049	—	0.73%	-5.84%
2017	30,908	28.43	878,676	—	1.29%	18.60%
2016	28,364	23.97	679,916	—	0.78%	11.07%
2015	30,055	21.58	648,633	—	1.14%	1.43%
2014	33,750	21.28	718,134	—	1.08%	9.29%

B-85

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

AB VPS Large Cap Growth Portfolio Class B
2018	17,432	$33.23	$579,255	—	0.00%	2.32%
2017	14,751	32.48	479,058	—	0.00%	31.67%
2016	15,903	24.66	392,238	—	0.00%	2.35%
2015	16,098	24.10	387,904	—	0.00%	10.85%
2014	13,758	21.74	299,051	—	0.00%	13.84%

AB VPS Global Thematic Growth Portfolio Class B
2018	14,515	$18.53	$268,907	—	0.00%	-9.98%
2017	14,022	20.58	288,572	—	0.31%	36.30%
2016	12,719	15.10	192,051	—	0.00%	-0.88%
2015	14,023	15.23	213,608	—	0.00%	2.65%
2014	12,872	14.84	191,025	—	0.00%	4.81%

AB VPS International Value Portfolio Class B(8)
2018	—	$—	$—	—	—	—
2017	—	—	—	—	—	—
2016	—	—	—	—	—	—
2015	662	9.02	5,968	—	2.29%	2.40%
2014	626	8.81	5,517	—	3.56%	-6.46%

AB VPS Real Estate Investment Portfolio Class B
2018	24,893	$19.38	$482,445	—	1.77%	-4.45%
2017	28,044	20.28	568,815	—	1.42%	6.37%
2016	38,377	19.07	731,779	—	1.29%	7.39%
2015	19,877	17.76	352,961	—	1.32%	0.66%
2014	25,962	17.64	457,959	—	2.28%	24.95%

American Century VP Capital Appreciation Fund Class I
2018	15,587	$20.33	$316,930	—	0.00%	-5.20%
2017	14,992	21.45	321,537	—	0.00%	21.79%
2016	21,662	17.61	381,464	—	0.00%	3.23%
2015	23,413	17.06	399,406	—	0.00%	1.93%
2014	16,431	16.74	274,998	—	0.00%	8.14%

American Century VP Mid Cap Value Fund Class I
2018	40,377	$24.68	$996,470	—	1.42%	-12.84%
2017	38,449	28.31	1,088,632	—	1.55%	11.69%
2016	33,145	25.35	840,192	—	1.74%	22.85%
2015	21,467	20.63	442,949	—	1.63%	-1.43%
2014	25,762	20.93	539,289	—	1.26%	16.42%

American Century VP Mid Cap Value Fund Class II
2018	3,691	$15.06	$55,577	—	1.40%	-12.96%
2017	1,940	17.30	33,564	—	1.47%	11.47%
2016	1,062	15.52	16,485	—	1.79%	22.72%
2015	261	12.65	3,303	—	1.53%	-1.58%
2014	86	12.85	1,111	—	0.38%	16.24%

BlackRock Global Allocation V.I. Fund Class III
2018	48,107	$15.60	$750,628	—	0.85%	-7.58%
2017	51,992	16.88	877,759	—	1.19%	13.71%
2016	62,802	14.85	932,454	—	1.22%	3.80%
2015	70,159	14.30	1,003,498	—	1.05%	-1.00%
2014	96,110	14.45	1,388,581	—	2.25%	1.93%

B-86

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Davis Financial Portfolio
2018	28,637	$26.68	$763,913	—	1.09%	-10.67%
2017	35,958	29.86	1,073,830	—	0.80%	21.42%
2016	31,896	24.60	784,492	—	1.26%	14.25%
2015	26,435	21.53	569,072	—	0.87%	2.01%
2014	27,268	21.10	575,473	—	1.20%	12.85%

Davis Real Estate Portfolio
2018	33,520	$44.18	$1,480,823	—	2.77%	-4.82%
2017	34,961	46.41	1,622,655	—	1.21%	8.25%
2016	39,879	42.88	1,709,839	—	1.75%	9.70%
2015	34,956	39.09	1,366,259	—	1.59%	1.65%
2014	37,743	38.45	1,451,253	—	1.17%	27.54%

Davis Value Portfolio
2018	135,028	$23.50	$3,173,745	—	0.87%	-13.60%
2017	140,238	27.20	3,815,159	—	0.78%	22.63%
2016	149,869	22.19	3,324,867	—	1.34%	11.88%
2015	145,703	19.83	2,889,147	—	0.79%	1.60%
2014	154,023	19.52	3,006,164	—	0.96%	6.06%

Delaware VIP Limited-Term Diversified Income Series Service Class
2018	27,938	$13.22	$369,347	—	2.45%	0.04%
2017	12,395	13.21	163,790	—	1.80%	1.92%
2016	11,269	12.97	146,120	—	1.41%	1.73%
2015	35,441	12.74	451,676	—	1.43%	0.63%
2014	62,694	12.66	793,992	—	1.26%	1.44%

Delaware VIP Diversified Income Series Service Class
2018	25,281	$15.86	$400,892	—	2.38%	-2.29%
2017	16,004	16.23	259,720	—	2.41%	4.89%
2016	21,754	15.47	336,568	—	3.80%	3.28%
2015	45,926	14.98	687,944	—	2.56%	-1.34%
2014	38,108	15.18	578,589	—	1.94%	4.98%

Delaware VIP Emerging Markets Series Service Class
2018	41,120	$13.33	$548,119	—	3.22%	-16.03%
2017	33,060	15.87	524,796	—	0.37%	40.23%
2016	35,739	11.32	404,574	—	0.66%	13.68%
2015	27,514	9.96	273,987	—	0.60%	-14.77%
2014	19,839	11.68	231,805	—	0.36%	-8.26%

Wells Fargo VT International Equity Fund Class II(4)
2018	—	$15.07	$—	—	0.92%	-17.28%
2017	24,415	18.22	444,763	—	2.77%	24.34%
2016	24,205	14.65	354,624	—	2.76%	3.30%
2015	28,166	14.18	399,481	—	3.98%	1.80%
2014	29,840	13.93	415,748	—	2.82%	-5.35%

Fidelity VIP Contrafund Portfolio Service Class 2
2018	182,652	$30.76	$5,618,107	—	0.43%	-6.64%
2017	185,990	32.95	6,127,636	—	0.75%	21.59%
2016	212,245	27.10	5,751,153	—	0.66%	7.73%
2015	214,395	25.15	5,392,586	—	0.76%	0.42%
2014	239,308	25.05	5,994,292	—	0.68%	11.65%

B-87

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Fidelity VIP Equity-Income Portfolio Service Class 2
2018	54,445	$25.24	$1,374,370	—	2.03%	-8.54%
2017	60,530	27.60	1,670,597	—	1.46%	12.65%
2016	67,757	24.50	1,660,079	—	2.24%	17.71%
2015	67,213	20.81	1,399,000	—	2.59%	-4.24%
2014	92,898	21.74	2,019,194	—	2.66%	8.48%

Fidelity VIP Growth Opportunities Portfolio Service Class 2
2018	43,423	$26.49	$1,150,496	—	0.08%	12.21%
2017	42,887	23.61	1,012,638	—	0.11%	34.18%
2016	41,636	17.60	732,707	—	0.05%	0.06%
2015	45,508	17.59	800,334	—	0.00%	5.34%
2014	46,692	16.69	779,499	—	0.01%	11.95%

Fidelity VIP High Income Portfolio Service Class 2
2018	31,734	$17.52	$556,100	—	6.19%	-3.63%
2017	30,934	18.18	562,474	—	5.90%	6.91%
2016	24,101	17.01	409,901	—	5.99%	14.17%
2015	17,532	14.90	261,174	—	6.80%	-3.87%
2014	15,139	15.50	234,592	—	5.49%	0.90%

Fidelity VIP Mid Cap Portfolio Service Class 2
2018	121,303	$45.54	$5,524,297	—	0.39%	-14.77%
2017	132,349	53.43	7,071,992	—	0.49%	20.54%
2016	137,516	44.33	6,096,162	—	0.33%	11.92%
2015	140,045	39.61	5,546,941	—	0.24%	-1.63%
2014	153,272	40.26	6,171,300	—	0.02%	6.03%

Fidelity VIP Freedom 2020 Portfolio Service Class 2
2018	8,860	$16.37	$145,061	—	1.10%	-6.08%
2017	10,894	17.43	189,914	—	2.45%	16.26%
2016	—	—	—	—	—	—
2015	7,397	14.17	104,840	—	5.72%	-0.54%
2014	8,152	14.25	116,162	—	1.15%	4.60%

Fidelity VIP Freedom 2030 Portfolio Service Class 2
2018	11,747	$17.01	$199,854	—	1.03%	-8.05%
2017	14,687	18.50	271,767	—	1.75%	20.69%
2016	1,584	15.33	24,292	—	0.85%	6.37%
2015	3,285	14.41	47,341	—	1.44%	-0.53%
2014	17,670	14.49	256,028	—	1.59%	4.74%

Fidelity VIP Government Money Market Portfolio Service Class 2(5)(6)
2018	302,290	$12.87	$3,889,521	—	1.34%	1.38%
2017	323,622	12.69	4,107,090	—	0.42%	0.41%
2016	386,812	12.64	4,889,177	—	0.01%	0.00%
2015	526,046	12.64	6,648,719	—	0.01%	0.00%

Fidelity VIP Index 500 Portfolio Initial Class
2018	35,435	$16.79	$595,110	—	2.04%	-4.49%
2017	25,547	17.58	449,221	—	1.91%	21.71%
2016	20,989	14.45	303,229	—	1.52%	11.86%
2015	10,112	12.92	130,602	—	2.24%	1.33%
2014	6,338	12.75	80,783	—	3.05%	13.57%

B-88

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Templeton Growth VIP Fund Class 2
2018	2,477	$14.52	$35,951	—	1.84%	-14.85%
2017	2,091	17.05	35,651	—	1.42%	18.50%
2016	1,990	14.39	28,620	—	2.19%	9.62%
2015	2,223	13.12	29,173	—	2.11%	-6.49%
2014	2,296	14.03	32,215	—	0.79%	-2.81%

Templeton Global Bond VIP Fund Class 2
2018	77,140	$13.36	$1,030,406	—	0.00%	1.94%
2017	24,739	13.10	324,171	—	0.00%	1.93%
2016	37,605	12.86	483,452	—	0.00%	2.94%
2015	24,249	12.49	302,845	—	8.41%	-4.30%
2014	56,740	13.05	740,510	—	3.58%	1.83%

Templeton Foreign VIP Fund Class 2
2018	3,476	$10.04	$34,894	—	1.97%	-15.44%
2017	1,362	11.87	16,167	—	2.46%	16.69%
2016	1,364	10.17	13,879	—	5.19%	7.18%
2015	278	9.49	2,643	—	2.22%	-6.49%
2014	114	10.15	1,162	—	0.36%	-11.13%

Franklin Mutual Shares VIP Fund Class 2
2018	21,498	$20.32	$436,870	—	2.48%	-9.07%
2017	21,352	22.35	477,160	—	2.07%	8.35%
2016	22,505	20.63	464,185	—	2.23%	16.06%
2015	19,599	17.77	348,318	—	3.62%	-4.94%
2014	15,795	18.70	295,283	—	2.12%	7.12%

Franklin Small Cap Value VIP Fund Class 2
2018	25,467	$20.18	$513,931	—	0.96%	-12.88%
2017	30,647	23.16	709,877	—	0.50%	10.65%
2016	37,746	20.93	790,134	—	0.87%	30.19%
2015	39,916	16.08	641,818	—	0.66%	-7.39%
2014	40,965	17.36	711,215	—	0.54%	0.57%

Morningstar Balanced ETF Asset Allocation Portfolio Class II
2018	8,319	$17.22	$143,233	—	2.01%	-6.23%
2017	19,677	18.36	361,281	—	2.09%	13.33%
2016	19,452	16.20	315,144	—	0.66%	8.48%
2015	92,078	14.93	1,375,144	—	1.35%	-2.22%
2014	98,351	15.27	1,502,191	—	1.11%	4.51%

Morningstar Growth ETF Asset Allocation Portfolio Class II
2018	14,953	$18.75	$280,385	—	1.41%	-8.04%
2017	44,987	20.39	917,310	—	1.10%	17.30%
2016	62,086	17.38	1,079,261	—	1.52%	9.69%
2015	35,782	15.85	567,040	—	1.42%	-2.51%
2014	25,435	16.26	413,455	—	0.93%	4.57%

Morningstar Income and Growth ETF Asset Allocation Portfolio Class II
2018	14,425	$15.04	$217,018	—	2.00%	-4.25%
2017	18,789	15.71	295,209	—	2.83%	9.94%
2016	7,307	14.29	104,438	—	1.84%	6.37%
2015	6,314	13.43	84,844	—	0.74%	-1.68%
2014	14,226	13.66	194,398	—	0.41%	3.30%

B-89

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Ivy VIP Small Cap Growth Class II (formerly Ivy VIP Small Cap Growth)
2018	1,604	$21.61	$34,644	—	0.38%	-4.11%
2017	1,653	22.53	37,224	—	0.00%	23.12%
2016	9,125	18.30	167,009	—	0.00%	2.91%
2015	1,743	17.78	30,993	—	0.00%	1.88%
2014	2,204	17.46	38,459	—	0.00%	1.59%

Ivy VIP Mid Cap Growth Class II (formerly Ivy VIP Mid Cap Growth)
2018	3,517	$15.65	$55,036	—	0.00%	-0.06%
2017	1,711	15.66	26,797	—	0.00%	26.89%
2016	993	12.34	12,259	—	0.00%	6.12%
2015	408	11.63	4,749	—	0.00%	-5.78%
2014	176	12.34	2,175	—	0.00%	7.87%

Janus Henderson Enterprise Portfolio Institutional Shares
2018	133,038	$19.48	$2,591,966	—	0.26%	-0.41%
2017	140,709	19.56	2,752,835	—	0.62%	27.42%
2016	153,563	15.35	2,357,815	—	0.79%	12.36%
2015	148,684	13.66	2,031,732	—	0.86%	4.03%
2014	160,468	13.14	2,107,829	—	0.16%	12.52%

Janus Henderson Forty Portfolio Institutional Shares
2018	83,368	$29.21	$2,435,437	—	1.17%	1.98%
2017	92,602	28.64	2,652,560	—	0.00%	30.31%
2016	97,749	21.98	2,148,629	—	0.84%	2.20%
2015	100,066	21.51	2,152,332	—	1.16%	12.22%
2014	106,860	19.17	2,048,154	—	0.16%	8.73%

Janus Henderson Research Portfolio Institutional Shares
2018	52,159	$17.20	$897,061	—	0.53%	-2.58%
2017	59,427	17.65	1,049,082	—	0.39%	27.88%
2016	60,687	13.80	837,757	—	0.54%	0.50%
2015	65,775	13.74	903,482	—	0.64%	5.35%
2014	70,219	13.04	915,574	—	0.37%	12.99%

Janus Henderson Global Research Portfolio Institutional Shares
2018	129,542	$12.54	$1,623,989	—	1.12%	-6.87%
2017	139,397	13.46	1,876,358	—	0.80%	27.03%
2016	160,617	10.60	1,701,995	—	1.08%	2.07%
2015	174,785	10.38	1,814,652	—	0.66%	-2.29%
2014	164,417	10.63	1,746,942	—	1.09%	7.44%

Janus Henderson Forty Portfolio Service Shares
2018	5,824	$23.33	$135,860	—	1.32%	1.72%
2017	5,675	22.93	130,141	—	0.00%	29.99%
2016	3,318	17.64	58,528	—	0.87%	1.94%
2015	1,881	17.30	32,550	—	1.44%	11.94%
2014	3,025	15.46	46,763	—	0.04%	8.47%

B-90

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Janus Henderson Research Portfolio Service Shares
2018	16,182	$22.58	$365,394	—	0.38%	-2.84%
2017	10,927	23.24	253,946	—	0.32%	27.55%
2016	2,800	18.22	51,010	—	0.46%	0.27%
2015	2,549	18.17	46,315	—	0.56%	5.08%
2014	1,294	17.29	22,374	—	0.12%	12.73%

Janus Henderson Enterprise Portfolio Service Shares
2018	3,553	$27.29	$96,966	—	0.14%	-0.66%
2017	2,031	27.47	55,787	—	0.54%	27.09%
2016	1,170	21.62	25,288	—	0.93%	12.10%
2015	3,779	19.28	72,874	—	0.77%	3.77%
2014	3,509	18.58	65,206	—	0.06%	12.24%

Janus Henderson Mid Cap Value Portfolio Service Shares
2018	19,143	$18.51	$354,334	—	0.87%	-13.82%
2017	13,121	21.48	281,803	—	0.50%	13.63%
2016	18,393	18.90	347,661	—	0.89%	18.76%
2015	18,163	15.92	289,065	—	1.09%	-3.69%
2014	38,489	16.53	636,033	—	3.67%	8.44%

Janus Henderson Balanced Portfolio Service Shares
2018	81	$54.48	$4,399	—	2.57%	0.43%
2017	6,458	54.25	350,336	—	1.42%	18.13%
2016	5,995	45.92	275,279	—	1.74%	4.32%
2015	6,875	44.02	302,621	—	1.68%	0.41%
2014	7,611	43.84	333,638	—	1.58%	8.24%

Janus Henderson Global Research Portfolio Service Shares(4)
2018	—	$18.05	$—	—	0.48%	-7.08%
2017	2,731	19.43	53,060	—	0.82%	26.68%
2016	1,173	15.33	17,990	—	0.94%	1.82%
2015	4,766	15.06	71,780	—	0.50%	-2.53%
2014	11,912	15.45	184,061	—	1.22%	7.18%

MFS Growth Series Initial Class
2018	53,135	$19.62	$1,042,413	—	0.09%	2.67%
2017	55,935	19.11	1,068,813	—	0.10%	31.40%
2016	60,762	14.54	883,588	—	0.04%	2.44%
2015	63,013	14.20	894,469	—	0.16%	7.56%
2014	63,269	13.20	834,980	—	0.10%	8.94%

MFS Investors Trust Series Initial Class
2018	14,803	$24.18	$357,915	—	0.64%	-5.49%
2017	14,672	25.58	375,347	—	0.73%	23.35%
2016	14,452	20.74	299,737	—	0.86%	8.59%
2015	16,492	19.10	315,005	—	0.86%	0.22%
2014	20,773	19.06	395,908	—	0.96%	11.01%

MFS New Discovery Series Initial Class
2018	50,883	$27.17	$1,382,532	—	0.00%	-1.48%
2017	55,215	27.58	1,522,709	—	0.00%	26.65%
2016	57,304	21.77	1,247,727	—	0.00%	9.05%
2015	62,277	19.97	1,243,471	—	0.00%	-1.89%
2014	65,888	20.35	1,340,848	—	0.00%	-7.26%

B-91

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

MFS Research Series Initial Class
2018	8,880	$21.79	$193,445	—	0.70%	-4.37%
2017	9,379	22.78	213,650	—	1.32%	23.37%
2016	9,793	18.47	180,827	—	0.80%	8.74%
2015	10,302	16.98	174,942	—	0.72%	0.80%
2014	10,737	16.85	180,885	—	0.83%	10.20%

MFS Total Return Series Initial Class
2018	101,716	$27.97	$2,844,687	—	2.14%	-5.61%
2017	118,760	29.63	3,518,805	—	2.35%	12.30%
2016	122,915	26.38	3,243,066	—	2.92%	9.09%
2015	127,611	24.18	3,086,285	—	2.61%	-0.37%
2014	139,568	24.27	3,388,008	—	1.88%	8.50%

MFS Growth Series Service Class
2018	15,957	$27.37	$436,709	—	0.00%	2.41%
2017	18,868	26.72	504,232	—	0.00%	31.08%
2016	18,128	20.39	369,579	—	0.00%	2.18%
2015	18,258	19.95	364,293	—	0.00%	7.30%
2014	20,499	18.59	381,173	—	0.00%	8.68%

MFS Strategic Income Portfolio Service Class
2018	3,363	$15.92	$53,554	—	8.24%	-2.11%
2017	275	16.27	4,475	—	5.34%	5.88%
2016	1,148	15.36	17,640	—	0.00%	8.00%
2015	5,957	14.22	84,735	—	3.42%	-2.06%
2014	11,997	14.52	174,240	—	1.77%	2.99%

MFS Research Series Service Class
2018	12,479	$22.91	$285,907	—	0.49%	-4.62%
2017	16,026	24.02	384,997	—	1.14%	23.07%
2016	17,606	19.52	343,661	—	0.30%	8.49%
2015	39,188	17.99	705,093	—	0.45%	0.53%
2014	22,375	17.90	400,450	—	0.31%	9.94%

MFS Total Return Series Service Class
2018	7,144	$17.67	$126,246	—	2.18%	-5.87%
2017	4,871	18.77	91,447	—	2.25%	12.02%
2016	3,844	16.76	64,426	—	2.86%	8.81%
2015	2,742	15.40	42,228	—	2.37%	-0.58%
2014	2,342	15.49	36,277	—	3.23%	8.24%

MFS Investors Trust Series Service Class
2018	414	$15.73	$6,509	—	0.44%	-5.71%
2017	285	16.68	4,759	—	0.52%	23.03%
2016	171	13.56	2,324	—	0.00%	8.32%
2015	5	12.52	65	—	0.87%	-0.05%
2014	9	12.52	115	—	0.00%	10.71%

MFS New Discovery Series Service Class
2018	1,742	$14.59	$25,431	—	0.00%	-1.72%
2017	1,317	14.85	19,558	—	0.00%	26.33%
2016	1,656	11.75	19,468	—	0.00%	8.80%
2015	670	10.80	7,235	—	0.00%	-2.15%
2014	610	11.04	6,730	—	0.00%	-7.49%

B-92

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Oppenheimer Global Fund/VA Service Class
2018	25,866	$21.77	$563,099	—	0.70%	-13.39%
2017	38,319	25.14	963,180	—	0.73%	36.32%
2016	34,476	18.44	635,708	—	0.88%	-0.16%
2015	46,135	18.47	852,020	—	0.92%	3.67%
2014	26,983	17.81	480,677	—	0.72%	2.06%

PIMCO Real Return Portfolio Advisor Class
2018	13,679	$13.18	$180,274	—	2.46%	-2.31%
2017	10,373	13.49	139,926	—	2.36%	3.56%
2016	14,316	13.03	186,464	—	1.97%	5.09%
2015	29,076	12.39	360,372	—	3.54%	-2.80%
2014	38,962	12.75	496,818	—	1.95%	3.00%

PIMCO Total Return Portfolio Advisor Class
2018	35,401	$13.70	$485,101	—	2.37%	-0.64%
2017	61,913	13.79	853,787	—	1.90%	4.82%
2016	97,449	13.16	1,281,956	—	1.99%	2.58%
2015	127,818	12.82	1,639,209	—	4.38%	0.35%
2014	188,122	12.78	2,404,155	—	1.95%	4.18%

ClearBridge Variable Appreciation Portfolio Class II
2018	324	$45.99	$14,910	—	1.14%	-1.99%
2017	327	46.92	15,361	—	1.04%	19.26%
2016	296	39.34	11,659	—	1.46%	9.47%
2015	162	35.94	5,831	—	1.63%	1.42%
2014	—	—	—	—	—	—

ClearBridge Variable Mid Cap Core Portfolio Class II
2018	172	$24.16	$4,160	—	0.19%	-12.80%
2017	175	27.71	4,839	—	0.20%	12.55%
2016	117	24.62	2,870	—	0.52%	9.11%
2015	—	—	—	—	—	—
2014	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio Class II
2018	8,954	$35.98	$322,167	—	0.00%	3.21%
2017	8,625	34.86	300,667	—	0.00%	23.91%
2016	5,942	28.13	167,156	—	0.00%	5.54%
2015	4,891	26.66	130,376	—	0.00%	-4.59%
2014	8,179	27.94	228,530	—	0.00%	3.79%

Columbia Variable Portfolio — Small Cap Value Fund Class 2
2018	1,033	$13.87	$14,332	—	0.18%	-18.17%
2017	727	16.95	12,317	—	0.33%	13.98%
2016	444	14.87	6,606	—	0.40%	32.74%
2015	129	11.20	1,441	—	0.61%	-6.32%
2014	11	11.96	137	—	0.00%	3.05%

Dreyfus VIF Appreciation Portfolio Service Class(7)
2018	—	$—	$—	—	—	—
2017	—	—	—	—	—	—
2016	—	—	—	—	—	—
2015	107	11.27	1,210	—	1.62%	-2.71%
2014	53	11.58	614	—	2.02%	7.83%

B-93

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Putnam VT Multi Cap Core-IB (formerly Putnam VT Investors — IB)(9)
2018	379	$12.61	$4,787	—	1.02%	-7.63%
2017	294	13.66	4,016	—	0.93%	22.86%
2016	191	11.12	2,125	—	0.00%	11.15%

Pioneer Equity Income VCT Portfolio Class II
2018	1,428	$15.41	$22,012	—	2.30%	-8.77%
2017	997	16.89	16,838	—	1.59%	15.18%
2016	266	14.67	3,907	—	2.03%	19.53%
2015	93	12.27	1,140	—	2.70%	0.22%
2014	—	—	—	—	—	—

(1)

These amounts represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	No policies investing in this investment option as of 12/31/18.
(5)	Portfolio commenced operations on May 1, 2015.
(6)

As of April 30, 2015, the RS Money Market VIP Series was liquidated and is no longer available as an investment allocation option under this contract. The policy owner had the option to transfer the accumulation value to another investment option by the liquidation date. After the liquidation date, any accumulation value remaining in the RS Money Market VIP Series was transferred to the Fidelity VIP Government Money Market Portfolio.

(7)	As of April 29, 2016, the Dreyfus Variable Investment Fund Appreciation Portfolio Service Class was liquidated and no longer available as an investment allocation option under this policy.
(8)	As of April 29, 2016, the AB VPS International Value Portfolio Class B was liquidated and no longer available as an investment allocation option under this policy.
(9)	Portfolio commenced operations on April 29, 2016.

B-94

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Policyowners of The Guardian Separate Account N

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account N indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options in The Guardian Separate Account N as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series(1)

Victory S&P 500 Index VIP Series(1)

Victory High Yield VIP Series(1)

Victory INCORE Low Duration Bond VIP Series(1)

Victory INCORE Investment Quality Bond VIP Series(1)

Victory RS International VIP Series(1)

Victory Sophus Emerging Markets VIP Series(1)

Victory RS Small Cap Growth Equity VIP Series(1)

Gabelli Capital Asset Fund(1)

Value Line Centurion Fund(1)

Value Line Strategic Asset Management Trust(1)

Invesco V.I. American Franchise Fund Series I(1)

Invesco V.I. Managed Volatility Fund Series I(1)

Invesco V.I. Core Equity Fund Series I(1)

Invesco V.I. Core Equity Fund Series II(1)

Invesco V.I. Government Securities Fund Series II(1)

Invesco V.I. Mid Cap Core Equity Fund Series II(1)

Invesco V.I. Managed Volatility Fund Series II(1)

Invesco V.I. Growth and Income Fund Series II(1)

Invesco V.I. American Franchise Fund Series II(1)

Alger Capital Appreciation Portfolio Class S(1)

AB VPS Value Portfolio Class B(1)

AB VPS Growth and Income Portfolio Class B(1)

AB VPS Large Cap Growth Portfolio Class B(1)

AB VPS Global Thematic Growth Portfolio Class B(1)

AB VPS Real Estate Investment Portfolio Class B(1)

American Century VP Capital Appreciation Fund Class I(1)

American Century VP Mid Cap Value Fund Class I(1)

American Century VP Mid Cap Value Fund Class II(1)

BlackRock Global Allocation V.I. Fund Class III(1)

Davis Financial Portfolio(1)

Davis Real Estate Portfolio(1)

Davis Value Portfolio(1)

Delaware VIP Limited-Term Diversified Income Series Service Class(1)

Delaware VIP Diversified Income Series Service Class(1)

Delaware VIP Emerging Markets Series Service Class(1)

Wells Fargo VT International Equity Fund Class II(1)

Fidelity VIP Contrafund® Portfolio Service Class 2(1)

Fidelity VIP Equity-Income Portfolio Service Class 2(1)

Fidelity VIP Growth Opportunities Portfolio Service Class 2(1)

Fidelity VIP High Income Portfolio Service Class 2(1)

Fidelity VIP Mid Cap Portfolio Service Class 2(1)

Fidelity VIP Freedom 2020 Portfolio Service Class 2(1)

Fidelity VIP Freedom 2030 Portfolio Service Class 2(1)

Fidelity VIP Government Money Market Portfolio Service Class 2(1)

Fidelity VIP Index 500 Portfolio Initial Class(1)

Templeton Growth VIP Fund Class 2(1)

Templeton Global Bond VIP Fund Class 2(1)

Templeton Foreign VIP Fund Class 2(1)

Franklin Mutual Shares VIP Fund Class 2(1)

Franklin Small Cap Value VIP Fund Class 2(1)

Morningstar Balanced ETF Asset Allocation Portfolio Class II(1)

Morningstar Growth ETF Asset Allocation Portfolio Class II(1)

Morningstar Income and Growth ETF Asset Allocation Portfolio Class II(1)

Ivy VIP Small Cap Growth Class II (formerly Ivy VIP Small Cap Growth)(1)

Ivy VIP Mid Cap Growth Class II (formerly Ivy VIP Mid Cap Growth)(1)

Janus Henderson Enterprise Portfolio Institutional Shares(1)

Janus Henderson Forty Portfolio Institutional Shares(1)

Janus Henderson Research Portfolio Institutional Shares(1)

Janus Henderson Global Research Portfolio Institutional Shares(1)

Janus Henderson Forty Portfolio Service Shares(1)

Janus Henderson Research Portfolio Service Shares(1)

Janus Henderson Enterprise Portfolio Service Shares(1)

Janus Henderson Mid Cap Value Portfolio Service Shares(1)

Janus Henderson Balanced Portfolio Service Shares(1)

Janus Henderson Global Research Portfolio Service Shares(1)

MFS Growth Series Initial Class(1)

MFS Investors Trust Series Initial Class(1)

MFS New Discovery Series Initial Class(1)

B-95

MFS Research Series Initial Class(1)

MFS Total Return Series Initial Class(1)

MFS Growth Series Service Class(1)

MFS Strategic Income Portfolio Service Class(1)

MFS Research Series Service Class(1)

MFS Total Return Series Service Class(1)

MFS Investors Trust Series Service Class(1)

MFS New Discovery Series Service Class(1)

Oppenheimer Global Fund/VA Service Class(1)

PIMCO Real Return Portfolio Advisor Class(1)

PIMCO Total Return Portfolio Advisor Class(1)

ClearBridge Variable Appreciation Portfolio Class II(1)

ClearBridge Variable Mid Cap Portfolio Class II(1)

ClearBridge Variable Small Cap Growth Portfolio Class II(1)

Columbia Variable Portfolio — Small Cap Value Fund Class 2(1)

Putnam VT Multi-Cap Core Fund Class IB (formerly Putnam VT Investors Fund Class IB)(1)

Pioneer Equity Income VCT Portfolio Class II(1)

(1)	Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017.

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options in The Guardian Separate Account N based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options in The Guardian Separate Account N in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 20, 2019

We have served as the auditor of one or more of the Investment Options in The Guardian Separate Account N since 2000.

B-96

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Audited Statutory Basis

Financial Statements and Supplemental Schedules

December 31, 2018 and 2017

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

(In Millions)

	As of December 31,
	2018	2017
Admitted assets
Bonds	$3,226	$2,920
Common stocks	—	28
Mortgage loans	516	407
Policy loans	80	81
Other invested assets	108	77
Cash, cash equivalents and short-term investments	280	112
Receivable for securities	—	8

Total invested assets	4,210	3,633

Due and accrued investment income	35	32
Net deferred tax asset	15	41
Income tax receivable	14	2
Other assets	9	20
Separate accounts assets	9,027	13,632

Total admitted assets	$13,310	$17,360

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$3,941	$3,570
Asset valuation reserve	39	38
Due to parent and affiliates	6	8
Payable for securities	7	6
Other liabilities	17	36
Transfers from separate account due or accrued	(179)	(237)
Separate accounts liabilities	9,024	13,629

Total liabilities	12,855	17,050

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	582	532
Unassigned deficit	(129)	(224)

Total capital and surplus	455	310

Total liabilities, capital and surplus	$13,310	$17,360

See notes to statutory basis financial statements.

B-98

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

(In Millions)

	For the Years Ended December 31,
	2018	2017
Revenues
Premiums and annuity considerations
Direct	$710	$754
Ceded	1,444	(304)

Net premiums and annuity considerations	2,154	450
Reserve adjustments on reinsurance ceded	(1,871)	(12)
Net investment income	136	122
Service fees	318	339
Commissions and expense allowances on reinsurance ceded and other income	(26)	(392)

Total revenues	711	507

Benefits and expenses
Policyholder benefits	1,523	1,065
Net transfers (from) to separate accounts	(1,082)	(1,017)
General insurance expenses	69	84
Commissions and other expenses	73	261

Total benefits and expenses	583	393

Income from operations before federal income taxes and realized capital losses from investments	128	114
Federal income tax benefit	26	43

Income from operations, net of federal income taxes and before net realized capital losses	154	157
Net realized capital losses, net of tax and transfers to IMR	(6)	(131)

Net income	$148	$26

See notes to statutory basis financial statements.

B-99

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(In Millions)

	For the Years Ended December 31,
	2018	2017

Beginning of year balance	$310	$260

Adjustments to surplus
Net income	148	26
Change in net unrealized capital gains (loss), net of tax	50	(7)
Change in non-admitted assets	4	45
Change in net deferred taxes	(21)	(45)
Change in asset valuation reserve	(1)	(9)
Additional paid-in capital and contributed surplus	50	50
Loss in surplus as a result of reinsurance, net of tax	(19)	(10)
Change in reserve valuation basis	(66)	—

Net adjustments to surplus	145	50

End of year balance	$455	$310

See notes to statutory basis financial statements.

B-100

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(In Millions)

	For the Years Ended December 31,
	2018	2017
Cash flows from operating activities
Net premiums and annuity considerations	$734	$733
Investment income received	139	129
Service fees and other income received	302	(54)
Benefits and loss related payments	(1,596)	(1,511)
Net transfers from separate accounts	1,141	1,055
Commissions, expenses and taxes paid	(138)	(168)
Federal income taxes recovered	11	36
Other	(104)	(12)

Net cash provided by operating activities	489	208

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	401	373
Stocks	28	91
Derivatives, brokers and miscellaneous applications	133	38
Mortgage loans	9	14
Other invested assets	2	—

Proceeds from investments sold or matured	573	516

Cost of investments acquired:
Bonds	719	463
Mortgage loans	119	107
Other invested assets	27	30
Derivatives, brokers and miscellaneous applications	69	205

Cost of investments acquired	934	805

Net decrease in policy loans, net of repayments	(1)	(1)

Net cash used in investing activities	(360)	(288)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	50	50
Intercompany borrowed funds	—	(148)
Net deposits on deposit-type contracts and other insurance liabilities	(11)	164

Net cash provided by financing and miscellaneous activities	39	66

Net increase (decrease) in cash, cash equivalents and short-term investments	168	(14)
Cash, cash equivalents and short-term investments, beginning of year	112	126

Cash, cash equivalents and short-term investments, end of year	$280	$112

See notes to statutory basis financial statements.

B-101

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and operates as the distributor and principal underwriter for GIAC’s variable products.

Hanover Square Funding, LLC (“HSF”), a wholly owned subsidiary of the Company, facilitates loans to entities established as a Corporation or Limited Liability Company for the purpose of acquiring a General Agency.

Effective September 1, 2016, the Company entered into an indemnity reinsurance arrangement relating to its Group 401(k) in-force business to Ameritas Life Insurance Corp., a Nebraska Corporation (“Ameritas” or “Buyer”) with the intent to novate this business to Ameritas. The Company effected the sale through an indemnity reinsurance agreement with the Buyer until the Buyer can obtain all of the required regulatory and contract holder approvals to novate the GIAC Group 401(k) in-force contracts through assumption reinsurance. In addition, GIAC entered into a transition services agreement, where the Buyer reimburses GIAC for certain accounting, IT, and other administrative services provided to the Buyer. During 2018, GIAC completed novation of certain Group 401(k) contracts with Ameritas through Assumption Reinsurance (See Note 7).

Insurance Separate Accounts:

The Company has fourteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note 9).

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2018 and 2017. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-102

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; 10) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 11) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 13.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $16 million and $21 million at December 31, 2018 and 2017, respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, common stock, mortgage loans and derivatives.

B-103

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist of investments in subsidiaries (PAS and HSF) of $37 million and $34 million and private equities of $48 million and $20 million as of December 31, 2018 and 2017, respectively. Other invested assets also include investments in surplus notes of $24 million and $23 million as of December 31, 2018 and 2017, respectively, which are carried at amortized cost.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

Other Assets:

Other assets consist primarily of receivables for service fees and mutual fund receivable.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2018 and 2017, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets included in “Other assets” as of December 31, 2018 and 2017, respectively.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 3.00%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 5.00%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	2.25% to 6.00%
Deferred Income Annuity, Fixed	3.00% to 4.50%

B-104

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Fixed Payout Annuity Reserves:

During 2018, the Company’s fixed payout annuity base statutory reserves were strengthened with an update to the mortality basis for policies issued prior to 2015 to the 2012 Individual Annuity Reserve Table (2012 IAR Table), including mortality improvement with Scale G2, which resulted in an increase of $66 million. Fixed payout annuities affected include single premium immediate annuities (“SPIA”), deferred income annuities (“DIA”) and life contingent annuitizations. The reserve strengthening was included in “Change in reserve valuation basis” in the Statutory Basis Statements of Changes in the Capital and Surplus.

Additionally, cash flow testing reserves decreased by $57 million during 2018 as a result of the reserves strengthening. This change was included in the “Reserves for policy benefits, deposit-type contracts and other contract liabilities” of the Statutory Basis Balance Sheets.

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The Company issued the following guaranteed living benefits until February 2017:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5.00% roll-up rate or the contract anniversary account value. This base can only be accessed in duration ten or later in the form of a payout annuity.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB”) or Living Benefits Rider (“LBR”) contracts guarantee the return of investment on the maturity date.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a deterministic projection with stipulated assumptions. The stochastic amount is based on the results of stochastically generated interest rate and equity scenarios. Management’s prudent best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates

B-105

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2018 and 2017, the Stochastic Scenario amount was the greater of the two measures and was used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2018 and 2017, the Company had $410 million and $562 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $28 million and $31 million as of December 31, 2018 and 2017, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches – a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

B-106

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

The Company issued group deposit-type contracts funding agreements for qualified retirement plans for Group 401(k) business. The funding agreements were issued through the general account and the deposits received on these contracts were recorded as liabilities and were not treated as premiums or as revenue under SAP. Effective September 1, 2016, the liabilities of the funding agreements were 100% ceded to Ameritas on a Coinsurance basis (See Note 1 related to changes in Group 401(k) business).

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non- admitted asset.

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) of $120 million and $177 million and fees receivables of $59 million and $60 million as of December 31, 2018 and 2017, respectively.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

B-107

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

NOTE 3—INVESTMENTS

Bonds and Common Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

There were no securities with a 5GI NAIC designation as of December 31, 2018 and 2017.

Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. There were seventeen securities that were sold, redeemed or disposed of with an aggregate amount of $1 million in investment income from prepayment penalties and acceleration fees as of December 31, 2018. There were twenty securities that were sold, redeemed or disposed of with an aggregate amount of $2 million in investment income from prepayment penalties and acceleration fees as of December 31, 2017.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest

B-108

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

rates and the economic environment. There were no securities that were sold, redeemed or disposed of with no investment income from prepayment penalties and acceleration fees as of December 31, 2018. There were two securities that were sold, redeemed or disposed of with no investment income from prepayment penalties and acceleration fees as of December 31, 2017.

The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

Common stocks are stated at fair value, which is based on quoted market price. Common stocks represents initial seed money to commence investment activities and general operations of various mutual funds (See Note 8). Unrealized appreciation or depreciation on common stocks are reflected as unrealized capital gains and losses directly in surplus.

The amortized cost basis and estimated fair value of bonds and common stocks at December 31, 2018 and 2017 were as follows:

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2018		Gains	(Losses)
		(In millions)
U.S. Government	$94	$—	$(1)	$93
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	6	1	—	7
Industrial and Miscellaneous	3,123	29	(98)	3,054
Hybrid	2	—	—	2

Total Bonds	$3,226	$30	$(99)	$3,157

Common stocks	$—	$—	$—	$—

Total Common Stock	$—	$—	$—	$—

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2017		Gains	(Losses)
		(In millions)
U.S. Government	$62	$—	$—	$62
States, Territories and Possessions	2	—	—	2
U.S. Special Revenue	22	2	—	24
Industrial and Miscellaneous	2,832	135	(12)	2,955
Hybrid	2	—	—	2

Total Bonds	$2,920	$137	$(12)	$3,045

Common stocks	$24	$4	$—	$28

Total Common Stock	$24	$4	$—	$28

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2018, approximately 2.91% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 0.81% of the portfolio at December 31, 2018.

B-109

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2018
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$199	$199
Due after one year through five years	925	915
Due after five years through ten years	504	494
Due after ten years	1,354	1,305
Sinking fund bonds, mortgage-backed securities and asset-backed securities	244	244

Total	$3,226	$3,157

The net change in unrealized capital gain (losses) included in surplus for the years ended December 31, 2018 and 2017 are summarized as follows:

	2018	2017
	(In millions)
Changes in net unrealized capital gains (losses) attributable to:
Derivatives	$60	$(15)
Common stocks unaffiliated	(4)	3
Investments in subsidiaries	7	1
Tax effect on unrealized capital (losses) gains	(13)	4

Total change in net unrealized capital gains (losses), net of tax	$50	$(7)

Proceeds from sales, maturities and all other bond cash dispositions amounted to $401 million and $373 million in 2018 and 2017, respectively. Gross gains of $2 million and $1.4 million and gross losses of $5.5 million and $6.1 million were realized on sales of bonds in 2018 and 2017, respectively. These amounts are pre-tax and pre-IMR.

Proceeds from sales of investments in common stocks amounted to $28 million and $91 million in 2018 and 2017, respectively. In 2018, gross gains of $4 million and gross losses of less than a million were realized on sales of common stocks. In 2017, gross gains of $15 million and no gross losses were realized on sales of common stocks.

During 2018 and 2017, the Company had non-cash transactions related to the exchange or conversion of bonds that it held as investments in the amount of $110 million and $51 million.

During 2018 and 2017, the Company had no non-cash transactions related to the exchange or merger activity related to common stock that it held as investments.

B-110

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2018	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$2	$—	$43	$(1)	$45	$(1)
U.S. Special Revenue	—	—	—	—	—	—
States, Territories and Possessions	—	—	—	—	—	—
Industrial and Miscellaneous	1,583	(71)	561	(27)	2,144	(98)

Total Bonds	1,585	(71)	604	(28)	2,189	(99)
Common stocks	—	—	—	—	—	—

Total Temporarily Impaired Securities	$1,585	$(71)	$604	$(28)	$2,189	$(99)

December 31, 2017	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$51	$—	$2	$—	$53	$—
States, Territories and Possessions	—	—	—	—	—	—
U.S. Special Revenue	—	—	—	—	—	—
Industrial and Miscellaneous	491	(4)	282	(8)	773	(12)

Total Bonds	542	(4)	284	(8)	826	(12)
Common stocks	—	—	—	—	—	—

Total Temporarily Impaired Securities	$542	$(4)	$284	$(8)	$826	$(12)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were three hundred and eleven securities in an unrealized loss position for greater than 12 months with a book value of $632 million and a fair value of $604 million as of December 31, 2018. There were one hundred and thirty one securities in an unrealized loss position for greater than 12 months with a book value of $292 million and a fair value of $284 million as of December 31, 2017.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2018 and December 31, 2017, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans in December 31, 2018 or 2017.

The Company’s $516 million and $407 million of investments in mortgage loans on real estate on December 31, 2018 and December 31, 2017, respectively, consisted of loans on commercial real estate properties. Of these amounts, $509 million and $400 million were mortgage loans in which the Company was a participant at December 31, 2018 and December 31, 2017, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2018 or December 31, 2017.

The largest concentrations of commercial real estate mortgage loans are for properties located in California and Texas ($139 million or 26.96% and $74 million or 14.29%) at December 31, 2018. The largest concentrations of commercial

B-111

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

real estate mortgage loans are for properties located in California and Texas ($128 million or 31.58% and $50 million or 12.26%) at December 31, 2017. The Company estimates the fair value of mortgage loans on real estate to be $511 million and $413 million at December 31, 2018 and December 31, 2017, respectively. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.56% and 4.34% originated during 2018. The maximum percentage of any single mortgage loan to the value of the security originated in 2018 was 58.47%.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than thirty days at December 31, 2018 and 2017, respectively.

There were no restructured mortgage loans as of December 31, 2018 or December 31, 2017.

The following table set forth the credit quality indicators as of December 31, 2018 and December 31, 2017, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2018
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$94	$7	$14	$5	$—	$—	$120
50% - 59.99%	148	35	33	5	—	—	221
60% - 69.99%	122	14	22	9	—	—	167
70% - 79.99%	6	—	—	2	—	—	8
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$370	$56	$69	$21	$—	$—	$516

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2017
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$73	$—	$9	$—	$—	$—	$82
50% - 59.99%	111	27	19	2	—	—	159
60% - 69.99%	95	—	25	20	—	—	140
70% - 79.99%	16	8	—	2	—	—	26
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$295	$35	$53	$24	$—	$—	$407

B-112

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Investment in Subsidiaries:

Investments in affiliated limited liability subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and HSF which are included in “Other invested assets” in the Statutory Basis Balance Sheet. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

The following table provides additional information of the Company’s significant subsidiaries at December 31, 2018 and 2017:

December 31, 2018

Description of SCA Investment (Per SSAP No. 97)	% of SCA Ownership	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing (Sub-1, Sub-2, or Resubmission of Disallowed Filing)	NAIC Response Received (yes/no)	NAIC Valuation (Amount)	NAIC Disallowed Entity’s Valuation Method, Resubmission Required (yes/no)	Code
(In millions)
PAS	100%	$25	$—	$25	n/a	n/a	n/a	$—	no	n/a
HSF	100%	12	—	12	n/a	n/a	n/a	—	no	n/a

Aggregate Total		$37	$—	$37				$—

December 31, 2017

Description of SCA Investment (Per SSAP No. 97)	% of SCA Ownership	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing (Sub-1, Sub-2, or Resubmission of Disallowed Filing)	NAIC Response Received (yes/no)	NAIC Valuation (Amount)	NAIC Disallowed Entity’s Valuation Method, Resubmission Required (yes/no)	Code
(In millions)
PAS	100%	$23	$—	$23	n/a	n/a	n/a	$—	no	n/a
HSF	100%	11	—	11	n/a	n/a	n/a	—	no	n/a

Aggregate Total		$34	$—	$34				$—

There were no dividends received from PAS and HSF in 2018 or 2017.

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2018	2017
	(In millions)
Bonds	$115	$107
Mortgage loans	17	14
Policy loans	5	7
Other	6	3

Total gross investment income	143	131
Less: investment expenses	(7)	(9)

Net investment income	$136	$122

B-113

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2018	2017
	(In millions)
Bonds	$(7)	$(4)
Investments in affiliated mutual funds	3	15
Derivatives and other	(5)	(141)

Total net realized capital losses	(9)	(130)
Transfer from (to) IMR	3	3
Capital gain federal income tax expense	—	4

Net realized capital losses, net of tax and transfers to IMR	$(6)	$(131)

As of December 31, 2018, there were $4 million decline in fair value of investments that were considered to be other-than-temporary in the bond portfolio. The Company did not record any impairment in 2017.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2018 and 2017 were $76.7 million and $53 million, respectively. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

B-114

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Hedging—Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liabilities. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with Guaranteed Minimum Benefit liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefine price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2018
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	$516	$—	$—	$34	$(63)	$—
Equity index futures	1,238	—	—	26	58	—

Total Derivatives	$1,754	$—	$—	$60	$(5)	$—

December 31, 2017
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	$563	$—	$—	$4	$34	$—
Equity index futures	1,039	—	—	(19)	(175)	—

Total Derivatives	$1,602	$—	$—	$(15)	$(141)	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $85 million and $60 million at December 31, 2018 and 2017, respectively. Of these amounts, there were deposits with states as required by certain insurance laws of $4 million and $4 million in 2018 and 2017, respectively, and pledged as collateral for futures trading of $81 million and $57 million in 2018 and 2017, respectively. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.63% and 0.35% of the Company’s total admitted assets at December 31, 2018 and 2017, respectively. There were no non-admitted restricted assets in 2018 and 2017.

B-115

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2018 and 2017.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1, non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2 and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2018 and 2017, none of the Separate Account investments are considered to be Level 3.

B-116

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2018 and 2017:

December 31, 2018	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets at Fair Value
Impaired bonds	$—	$7	$—	$7	$—	$7
Separate accounts assets	8,971	56	—	9,027	—	9,027

Total Assets at Fair Value	$8,971	$63	$—	$9,034		$9,034

December 31, 2017	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets at Fair Value
Common stocks	$—	$28	$—	$28	$—	$28
Separate accounts assets	12,402	1,230	—	13,632	—	13,632

Total Assets at Fair Value	$12,402	$1,258	$—	$13,660	$—	$13,660

Transfers into and out of Level 3 are recognized at the end of the reporting period. During 2018 and 2017, there were no securities transferred into and out of Level 3. Transfers in and out of level 3 are determined by the observable/unobservable inputs used in pricing the securities.

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2018 and 2017 were as follows:

2018
Type	Gross	Net of Loading
(In millions)
Ordinary new business	$—	$—
Ordinary renewal	2	2
Group life renewal	—	—

2017
Type	Gross	Net of Loading
(In millions)
Ordinary new business	$—	$—
Ordinary renewal	2	2
Group life renewal	—	—

B-117

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	Reed Group Ltd,

•	GIS Canada Holdings Corp,

•	Guardian Abbey LLC,

•	STX Healthcare Management Services, Inc., and

•	Vital Smiles, Inc.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

The Tax Cuts and Jobs Act (“the Act”) was enacted into law on December 22, 2017. Effective January 1, 2018, the Act reduces the corporate tax rate to 21%. The Act also included several provisions that impact life insurance companies, including the elimination of the net operating loss carryback and changing the calculation of life insurance tax reserves.

The Company included reasonable estimates for certain effects of the Act and recorded provisional amounts as of December 31, 2017. The Company recorded provisional amounts for tax reserves which resulted in an increase in both deferred tax assets and deferred tax liabilities of $28 million. There was no impact to unassigned surplus as a result of the Act.

As of December 31, 2018, the Company completed the evaluation of the impact to tax reserves and recorded additional $3 million to gross DTA and gross DTL. Changes to these amounts are recognized as a change in accounting estimate.

B-118

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2018
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$73	$1	$74
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	73	1	74
Deferred Tax Assets Nonadmitted	8	—	8

Subtotal Net Admitted Deferred Tax Asset	65	1	66
Deferred Tax Liabilities (DTLs)	50	1	51

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$15	$—	$15

	December 31, 2017
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$125	$—	$125
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	125	—	125
Deferred Tax Assets Nonadmitted	16	—	16

Subtotal Net Admitted Deferred Tax Asset	109	—	109
Deferred Tax Liabilities	67	1	68

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$42	$(1)	$41

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(52)	$1	$(51)
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	(52)	1	(51)
Deferred Tax Assets Nonadmitted	(8)	—	(8)

Subtotal Net Admitted Deferred Tax Asset	(44)	1	(43)
Deferred Tax Liabilities	(17)	—	(17)

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$(27)	$1	$(26)

As a result of the new tax law and rate, gross DTAs and DTLs were reduced by $84 million and $46 million in 2017, respectively.

A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-119

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101 – Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2018 and 2017.

Description	December 31, 2018
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	27	—	27
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	27	—	27
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	66
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	38	—	38

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$65	$1	$66

	December 31, 2017
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	41	—	41
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	67	—	67
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	41
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	68	—	68

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$109	$—	$109

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	(14)	—	(14)
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	(40)	—	(40)
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	25
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	(30)	—	(30)

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$(44)	$1	$(43)

B-120

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description
(In millions)	2018	2017
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	706%	564%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$479	$308

Impact of Tax Planning Strategies

Description	December 31, 2018
(In millions), except percentages	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	$73	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	1%
(3) Net Admitted Adjusted Gross DTAs	65	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	0%	1%

	December 31, 2017
	Ordinary	Capital
(1) Adjusted Gross DTAs	$125	$—
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	32%	0%
(3) Net Admitted Adjusted Gross DTAs	109	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	37%	0%

	Change
	Ordinary	Capital
(1) Adjusted Gross DTAs	$(52)	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	-32%	1%
(3) Net Admitted Adjusted Gross DTAs	(44)	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	-37%	1%
Does the Company’s tax-planning strategies include the use of reinsurance? Yes No X

All DTL were recognized as of December 31, 2018 and 2017.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components:

Description	2018	2017
	(In millions)
Federal income tax benefit on operations	$(17)	$(9)
Prior year underaccrual (overaccrual)	(8)	(22)
Contingent tax	—	(11)
Foreign tax	(1)	(1)

Current federal operations income tax benefit	(26)	(43)
Current federal capital gains income tax expense	—	4

Total current federal income tax benefit	$(26)	$(39)

B-121

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2018 and 2017 were as follows:

Description	2018	2017	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$62	$72	$(10)
GMWB Hedge	3	38	(35)
Policy acquisition costs	8	9	(1)
Ceding commission—Group 401(k)	—	6	(6)

Gross ordinary DTAs—(admitted and nonadmitted)	$73	$125	$(52)

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	8	16	(8)

Admitted ordinary DTAs	$65	$109	$(44)
Capital:
Impaired securities	$1	$—	$1

Gross capital DTAs—(admitted and nonadmitted)	$1	$—	$1

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—

Admitted capital DTAs	1	—	1

Total admitted DTAs	$66	$109	$(43)

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$1	$1	$—
Reserves Transition Adjustment (8 Year)	27	28	(1)
Section 481(a) adjustment	20	29	(9)
Ceding commission—Group 401(k)	—	6	(6)
Reserves 10 Year Spread	1	2	(1)
Other	1	1	—

Total Ordinary DTLs	$50	$67	$(17)

Capital:
Unrealized capital gains	1	1	—

Capital DTL	1	1	—

Total DTL	$51	$68	$(17)

Net admitted DTAs	$15	$41	$(26)

The change in net deferred Federal income taxes is comprised of the following:

	2018	2017	Change
Adjusted gross deferred tax assets	$74	$125	$(51)
Total deferred tax liabilities	51	68	(17)

Net deferred tax assets	$23	$57	(34)

Tax effect of unrealized capital gains			13

Change in net deferred federal income tax benefit			$(21)

B-122

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Changes in net deferred income tax, including changes attributable to changes in tax rates and changes in tax status, if any, shall be recognized as a separate component of gains and losses in unassigned funds (Surplus).

Contingent Tax Liabilities:

As of December 31, 2018, the Company had $0.3 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2018 and 2017, the Company recognized approximately ($3) million and $(11) million in interest and penalties, respectively. The Company has approximately $0.02 million and $0.2 million accrued for payment of interest and penalties as of December 31, 2018 and 2017, respectively.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. In 2018, the IRS has completed its examinations for tax years 2011. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2012 through 2017 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2018	Effective Tax Rate
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$27
Net realized capital losses @ 21%	(1)

Provision calculated at statutory rate	$26	21%
Ceding commission—Group 401(k)	(4)	-3%
Dividends received deduction	(7)	-6%
Reserve surplus adjustment	(14)	-11%
Return to provision	(4)	-3%
Other	(2)	-2%

Total	$(5)	-4%

Total current federal income tax benefit	$(26)	-21%
Change in net deferred federal income taxes benefit	21	17%

Total statutory income tax benefit	$(5)	-4%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2018, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

B-123

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(In millions)
2018	$—	$—	$—
2017	—	4	4
2016	—	1	1

Total	$—	$5	$5

As of December 31, 2018, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts, Group 401(k), group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $510 million and $3,441 million at December 31, 2018 and 2017, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

On September 1, 2016, the Company completed the transfer of its Group 401(k) business to Ameritas. The transfer was structured as a reinsurance transaction and contains coinsurance and modified coinsurance features. In 2016, Ameritas indemnified the Company for $113 million of general account liabilities using coinsurance and $3 billion of separate account liabilities using modified coinsurance. The Company also transferred invested assets with a fair market value of $103 million and cash of $10 million to Ameritas to partially fund the initial coinsurance premium. Ameritas plans to pursue novations of the 401(k) contracts, which would relieve GIAC of any responsibility related to these contracts. The reinsurance transaction does not extinguish the Company’s primary contractual liability until the Group 401(k) in-force contracts are fully novated to Ameritas. Upon closing in 2016, the Company recognized an initial $32 million reinsurance gain, net of tax, which was included in surplus and will be amortized into earnings as the earnings on 401(k) contracts emerge in the future. As the in-force Group 401(k) contracts are novated to Ameritas, the unamortized deferred reinsurance gain in surplus is also recorded through earnings.

During 2018, GIAC completed novation of certain Group 401(k) contracts with Ameritas through Assumption Reinsurance, which included separate account liabilities of $2.5 billion and general account liabilities of $57 million. During 2018, deferred reinsurance gain of $19 million (net of tax) was amortized from surplus into earnings. Of the $19 million, $10 million was recognized as a result of the novation while $9 million was amortized as Group 401(k) contract earnings emerged. In 2017, deferred reinsurance gain of $10 million was amortized as Group 401(k) earnings emerged. These amounts were included in “Commissions and expense allowances on reinsurance ceded and other income” in the Statutory Basis Statements of Operations with an offset to “(Loss) gain in surplus as a result of reinsurance, net of tax” in the Statutory Basis Statements of Changes in Capital and Surplus. The unamortized deferred reinsurance gain in surplus was $0.4 million and $20 million at December 31, 2018 and 2017, respectively.

In order to effectuate the novation, as described above, GIAC recaptured the 401k contracts from Ameritas and concurrently novated those same contracts to Ameritas and another Ameritas subsidiary. The effect of the recapture and novation is included in the table below.

B-124

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2018			2017
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
			(In millions)
Premiums and annuity considerations	$(29)	$1,473	$1,444	$(29)	$(275)	$(304)
Reserve adjustments on reinsurance ceded	(46)	(1,825)	(1,871)	38	(50)	(12)
Commissions and expense allowances on reinsurance ceded and other income	22	(50)	(28)	(55)	(337)	(392)

Total Revenues	(53)	(402)	(455)	(46)	(662)	(708)

Policyholder and contract benefits	(43)	(457)	(500)	(39)	(672)	(711)
Increase in aggregate reserves	(11)	54	43	(10)	24	14

Total expenses	(54)	(403)	(457)	(49)	(648)	(697)

Net gain (loss) on operations from reinsurance ceded	$1	$1	$2	$3	$(14)	$(11)

In 2018 and 2017, there were Modco transactions of $1,420 million and $284 million, respectively, which were non-cash transactions and were excluded from the Statutory Basis Statements of Cash Flows.

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $84 million and $105 million in 2018 and 2017, respectively, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $6 million and $8 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2018 and 2017, respectively.

Investments:

During 2016, the Company made initial seed money investments of $100 million to commence investment activities and general operations of the various mutual funds that are established within the Guardian Variable Products Trust (“VIP Trust”), of which $91 million was returned to the Company as of December 31, 2017 and the remainder was fully returned to the Company as of December 31, 2018. PAIA, a wholly-owned subsidiary of GIS, serves as the investment adviser to the Guardian VIP Trust funds.

The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2018, and 2017, approximately $1,921 million and $113 million or 21.28% or 0.83%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2018 and 2017, the Company received a total of $50 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

In 2017, the Company made a $6 million capital contribution to PAS. There was no capital contribution made to PAS in 2018.

B-125

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Revenue Sharing Agreement:

Effective July 1, 2018, the Company entered into a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance products separate accounts. For the year ended December 31, 2018, such revenue amounted to $1.9 million, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

Line of Credit:

Effective May 1, 2017, the Company (Borrower) amended its revolving line of credit agreement with The Guardian (Lender) increasing it from $350 million to $750 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in quarterly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2018 and 2017, there were no drawings on the line of credit . During 2017, the Company used approximately $91 million return of seed money from VIP Trust and the $50 million capital contribution to paydown the line of credit balances. Interest expense and commitment fees of $0.8 million and $3.2 million in 2018 and 2017, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations, of which $0 thousand and $21 thousand are unpaid interest expense included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets as of December 31, 2018 and 2017, respectively.

Effective March 1, 2016, the Company (Lender) entered into a revolving Line of Credit agreement with HSF (Borrower) for $50 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.50% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.50% if a Eurodollar Rate Loan. In the event any drawing on the Line of Credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each month or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. At the time of each loan under the line of credit, the Borrower and the Lender shall agree on the maturity date for the payment of the principal amount of such loan and the interest rate for such loan. As of December 31, 2018 and 2017, the amount of drawings on the line of credit amounted to $24 million and $23 million, respectively, are included in “Cash, cash equivalents and short-term investments” in the Statutory Basis Balance Sheets. Interest income and commitment fees of $961 thousand and $672 thousand in 2018 and 2017, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Commission:

The Company has a selling agreement with its affiliate PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2018 and 2017, the Company paid commissions to PAS which amounted to $18 million and $28 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be

B-126

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2018, no intercompany receivable due to the Company is over 90 days past due.

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2018 and 2017, the Company’s separate accounts statement included legally insulated assets of $9,027 million and $13,632 million, respectively, of which $4 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2018 and 2017. Fees and expenses due or accrued to the Company’s general account were $179 million and $237 million as of December 31, 2018 and 2017, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $262 million and $269 million for the years ended December 31, 2018 and 2017, respectively.

There was no payment made by the general account of the Company toward separate accounts guarantees for the years ended December 31, 2018 and 2017.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2018 and 2017 were as follows:

December 31, 2018	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$365	$365

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$8,806	$8,806
Market value/not subject to discretionary withdrawals	—	39	39

Total reserves for separate accounts	—	8,845	8,845

Charges for investment management administration and contract guarantees	—	59	59
Accrued expense allowances	—	120	120

Separate accounts liabilities	$—	$9,024	$9,024

B-127

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2017	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$571	$571

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$13,348	$13,348
Market value/not subject to discretionary withdrawals	—	44	44

Total reserves for separate accounts	—	13,392	13,392

Charges for investment management administration and contract guarantees	—	60	60
Accrued expense allowances	—	177	177

Separate accounts liabilities	$—	$13,629	$13,629

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2018	2017
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	365	571
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,723)	(1,875)

Net transfers from separate accounts	(1,358)	(1,304)

Reconciling Adjustments:
Mortality and expense guarantees—variable	151	161
Administrative fees—variable annuity	111	112
Cost of insurance	14	14

Total adjustments	276	287

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(1,082)	$(1,017)

B-128

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 10—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2018 and 2017 were as follows:

December 31, 2018	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$1	$—	$—	$1	0%
At book value less current surrender charge of 5% or more	9	—	—	9	0%
At fair value	—	8,233	109	8,342	70%

Total with adjustment or at market value	10	8,233	109	8,352	70%
At book value without adjustment (minimal or no charge or adjustment)	774	—	—	774	7%
Not subjected to discretionary withdrawal	2,718	39	—	2,757	23%

Total gross	3,502	8,272	109	11,883	100%

Reinsurance ceded	3	—	—	3

Total net	$3,499	$8,272	$109	$11,880

December 31, 2017	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:	$71	$—	$—	$71	0%
With market value adjustment
At book value less current surrender charge of 5% or more	13	—	—	13	0%
At fair value	—	9,855	2,956	12,811	80%

Total with adjustment or at market value	84	9,855	2,956	12,895	80%
At book value without adjustment (minimal or no charge or adjustment)	863	—	—	863	5%
Not subjected to discretionary withdrawal	2,302	43	—	2,345	15%

Total gross	3,249	9,898	2,956	16,103	100%

Reinsurance ceded	117	—	—	117

Total net	$3,132	$9,898	$2,956	$15,986

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $111 million and $87 million in 2018 and 2017, respectively.

NOTE 12—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

B-129

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2018, the maximum amount of dividends the Company could pay The Guardian in 2019 without prior approval from the state insurance regulatory authorities was $128 million.

The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income (loss):

	2018	2017
	(In millions)
Statutory net income	$148	$26
Adjustments to reconcile to GAAP:
Net gain of subsidiaries	3	1
Change in deferred policy acquisition costs	6	(21)
Future policy benefits	100	(158)
Reinsurance	8	1
Federal income tax (expense) benefit	(62)	40
Unrealized gain on investments	—	(25)
Transfer to interest maintenance reserve	(3)	(3)
Amortization of interest maintenance reserve	1	—

Consolidated GAAP net income (loss)	$201	$(139)

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2018	2017
	(In millions)
Statutory capital and surplus	$455	$310
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	581	591
Elimination of asset valuation reserve	39	38
Future policy benefits	(226)	(276)
Establishment of additional deferred federal income taxes	(9)	(12)
Unrealized (loss) gains on investments	(69)	130
Separate account accrued expense allowances	(120)	(177)
Other liabilities	(78)	(101)
Deferred gain in surplus as a result of reinsuance, net of tax	—	(30)
Other, net	1	1

Consolidated GAAP stockholder’s equity	$574	$474

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 27, 2019, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2018.

B-130

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2018

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2018	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$1,425,772
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	113,777,528
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	16,895,799
Real estate	—
Contract loans	5,396,877
Cash, cash equivalents and short-term investments	4,099,069
Derivative instruments	—
Other invested assets	1,794,952
Aggregate write-ins for investment income	22,889

Total gross investment income	$143,412,886

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	516,259,654

Total mortgage loans	$516,259,654

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	107,374,899	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-131

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2018

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2018	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$531,302,974
Over 1 year through 5 years	1,107,472,473
Over 5 years through 10 years	497,087,081
Over 10 years through 20 years	216,797,150
Over 20 years	1,162,811,399

Total by Maturity	$3,515,471,077

Bonds by Class—Statement Value
Class 1	$2,110,678,925
Class 2	1,304,194,376
Class 3	85,000,527
Class 4	12,435,449
Class 5	3,161,800
Class 6	—

Total by Class	$3,515,471,077

Total Bonds Publicly Traded	1,859,464,086
Total Bonds Privately Placed	528,091,977
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	—	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	9,994,538	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	—	Schedule DB, Part B, Sec. 1
Cash on Deposit	(9,331,655)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	558,550
Credit Life	—
Group Life	18,300
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	19,528	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	707,054
Credit Life	—
Group Life	173,615

B-132

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2018

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2018	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	146,438,080
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	8,907,636,834

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	48,741,444

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	152,951,670
Dividend Accumulations—Account Balance	—

B-133

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2018

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement. $4,280,021,565.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Gilead Sciences Inc	Bonds	$25,611,315	0.6%
b.	Amgen Inc	Bonds	$25,080,263	0.6%
c.	Park Avenue Securities LLC	Other Invested Asset	$24,574,179	0.6%
d.	Comcast Corp.	Bonds	$23,766,481	0.6%
e.	Enterprise Products Oper	Bonds	$23,350,295	0.5%
f.	PNC Bank NA	Bonds	$23,195,370	0.5%
g.	United Healthcare	Bonds	$22,902,891	0.5%
h.	BAFC 2004-2	Bonds	$22,667,676	0.5%
i.	Union Pacific Corp	Bonds	$22,310,488	0.5%
j.	Target Corp	Bonds	$21,499,099	0.5%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$2,110,678,925	49.3%	P/RP-1	$—	0.0%
NAIC-2	$1,304,194,376	30.5%	P/RP-2	$—	0.0%
NAIC-3	$85,000,527	2.0%	P/RP-3	$—	0.0%
NAIC-4	$12,435,449	0.3%	P/RP-4	$—	0.0%
NAIC-5	$3,161,800	0.1%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$395,267,324	9.2%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$368,191,917	8.6%
Countries rated NAIC-2	$24,075,407	0.6%
Countries rated NAIC-3 or below	$3,000,000	0.1%

B-134

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2018

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$124,375,237	2.9%
Country: Netherlands	$63,056,646	1.5%
Countries rated NAIC-2:
Country: Mexico	$24,075,407	0.6%
Country:
Countries rated NAIC-3 or below
Country: Turks & CAICOS	$3,000,000	0.1%
Country: Turkey	$—	0.0%

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Astrazeneca	2FE	$20,420,553	0.5%
2.	Shell International Fin	1FE	$20,362,290	0.5%
3.	Vodafone Grp	2FE	$20,060,239	0.5%
4.	Siemens Financieringsmat	1FE	$12,692,777	0.3%
5.	BP Capital Markets PLC	1FE	$12,447,348	0.3%
6.	Johnson Controls	2FE	$10,764,591	0.3%
7.	Rabobank Nederland NY	1FE	$10,469,491	0.2%
8.	Actavis Funding SCS	2FE	$10,030,715	0.2%
9.	Mitsubishi UFJ Fin Grp	1FE	$10,007,474	0.2%
10.	Deutsche Bank AG	2FE	$10,002,399	0.2%

B-135

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2018

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?     Yes  {X}    No   {   }

	Amount	Percentage
Total admitted assets held in Canadian investments	$—	—
Canadian-currency-denominated investments	$—	—
Canadian-denmoinated insurance liabilities	$—	—
Unhedged Canadian currency exposure	$—	—

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.      Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?      Yes  {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$24,200,000	0.6%
b.	Commercial	$24,175,000	0.6%
c.	Commercial	$20,996,780	0.5%
d.	Commercial	$18,500,000	0.4%
e.	Commercial	$15,192,296	0.4%
f.	Commercial	$15,000,000	0.4%
g.	Commercial	$15,000,000	0.4%
h.	Commercial	$15,000,000	0.4%
i.	Commercial	$14,219,009	0.3%
j.	Commercial	$14,000,000	0.3%

B-136

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2018

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$516,259,656	12.1%	$—	0.0%

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-137

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2018

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$76,764,350	1.8%	$62,778,000	$58,805,200	$52,596,350
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-138

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2018

Section 3.   Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$89,135,542	2.12%	$89,135,542	2.12%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	610,895	0.02%	610,895	0.02%
Political subdivisions of states, territories and possessions and political subdivisions general obligations	—	0.00%	—	0.00%
Revenue and assessment obligations	5,715,571	0.14%	5,715,571	0.14%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	8,568	0.00%	8,568	0.00%
Issued or guaranteed by FNMA and FHLMC	53,364	0.00%	53,364	0.00%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	—	0.00%	—	0.00%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	—	0.00%	—	0.00%
All other	194,661,060	4.62%	194,661,060	4.62%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	2,488,911,256	59.11%	2,488,911,256	59.11%
Unaffiliated non-U.S. securities (including Canada)	446,823,655	10.61%	446,823,655	10.61%
Affiliated securities	—	0.00%	—	0.00%

B-139

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2018

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	—	0.00%	—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Other equity securities:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	516,259,658	12.26%	516,259,658	12.26%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real estate investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract loans	79,623,619	1.89%	79,623,619	1.89%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	48,568	0.00%	48,568	0.00%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term investments	280,219,512	6.66%	280,219,512	6.66%
Other Invested Assets	108,317,812	2.57%	108,317,812	2.57%

Total Invested Assets	$4,210,389,080	100.00%	$4,210,389,080	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-140

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

We have audited the accompanying statutory financial statements of The Guardian Insurance & Annuity Company, Inc., which comprise the statutory basis of balance sheets as of December 31, 2018 and 2017, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

B-141

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule 1—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 27, 2019

B-142

Part C

ITEM 27: Exhibits

	The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N			(1)

(b)	Custodian Agreements. Not Applicable.			N/A

(c)	Distribution Agreements.

	(c)(i)	Distribution and Service Agreement between GIAC and PAS (March 31, 2015)		(14)

	(c)(ii)	Field Representative Agreement (FRVUL)		(3)

	(c)(iii)	Agreement of Agency (FTAVUL)		(3)

	(c)(iv)	Agreement of General Agency (GAVULUL)		(3)

	(c)(v)	Memorandum of Agreement (CDM)		(3)

	(c)(vi)	Special Agreement of Agency (SPAG)		(3)

	(c)(vii)	Brokerage Agreement		(3)

	(c)(viii)	Form of GIAC Selling Agreement with Broker-Dealers (9/11/17)		(14)

(d)	Specimen of the Flexible Premium Adjustable Variable Whole Life Insurance Policy			(14)

	(d)(i)	Policy Continuation Rider		(14)

	(d)(ii)	Whole Life Purchase Option Rider		(14)

	(d)(iii)	Guaranteed Coverage Rider		(14)

	(d)(iv)	Accidental Death Benefit Rider		(14)

	(d)(v)	Disability Benefit Rider		(14)

	(d)(vi)	Waiver of Monthly Deductions Rider		(14)

	(d)(vii)	Alternate Net Cash Surrender Value Rider		(14)

	(d)(viii)	Enhanced Accelerated Benefit Rider		(14)

	(d)(ix)	Select Security Rider (Amendment to Owner Provision)		(14)

(e)	Applications

	(e)(i)	Form of Application for the Flexible Premium Adjustable Variable Whole Life Policy.		(14)

	(e)(ii)	Application Supplement for Flexible Premium Adjustable Variable Whole Life Policy.		(14)

(f)	Certification of Incorporation and By-Laws.

	(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.		(1)

	(f)(ii)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.		(1)

	(f)(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.		(1)

(g)	Reinsurance Agreements

	(g)(i)	Reinsurance Agreement Number 3001 (including amendments through 8/1/13)		(9)

		(g)(i)(a)	Amendment to Reinsurance Agreement Number 3001 (for FSVUL 2018)	(16)

	(g)(ii)	Reinsurance Agreement Number 3002 (including amendments through 8/1/13)		(9)

(h)	Participation Agreements.

	(h)(i)	AIM/Invesco Variable Insurance Funds (1998)		(1)

		(a) Amendments to Agreement (No. 1-5) (1998-2005)		(2)

		(b) Amendment to Agreement (No. 6)		(3)

		(c) Amendment to Agreement (No. 7) (2008)		(2)

		(d) Amendment to Agreement (No. 8)		(11)

		(e) Amendment to Agreement (No. 9)		(11)

		(f) Amendment to Agreement (No. 10) (2015)		(11)

(h)(ii)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)** (as amended through 2008)	(17)

(h)(iii)	Fidelity Variable Insurance Products Fund (including amendments 1-3)	(2)

	(a) Amendment #4 to Agreement (2002)	(2)

	(b) Amendment #5 to Agreement (2005)	(2)

	(c) Amendment #6 to Agreement (2008)	(2)

(h)(iv)	Intentionally left blank

(h)(v)	Janus Aspen Series (service shares) (2000)	(3)

	(a) Amendment to Agreement (2000)	(3)

	(b) Amendment to Agreement (2008)	(3)

(h)(vi)	MFS Variable Insurance Trust** (2000) (as amended through 2008)	(17)

(h)(vii)	AB Variable Products Series Fund	(2)

	(a) First Amendment to Agreement (2008)	(2)

	(b) Amendment to Agreement (No. 2)	(11)

	(c) Amendment to Agreement (No. 3)	(11)

	(d) Amendment to Agreement (No. 4)	(11)

	(e) Amendment to Agreement (No. 5) (2015)	(11)

(h)(viii)	Intentionally left blank	—

(h)(ix)	Intentionally left blank

(h)(x)	Intentionally left blank	—

(h)(xi)	Franklin Templeton (2002)	(2)

	(a) Amendment No. 1 (2004)	(2)

	(b) Amendment No. 2 (2007)	(2)

	(c) Amendment No. 3 (2008)	(2)

	(d) Amendment No. 4 (2013)	(11)

	(e) Amendment No. 5 (2015)	(11)

(h)(xii)	Intentionally left blank	—

(h)(xiii)	American Century** (1998) (as amended through 2009)	(17)

	(h)(xiv)	Intentionally left blank		—

	(h)(xv)	Intentionally left blank		—

	(h)(xvi)	PIMCO / ALLIANZ (2009)		(4)

	(h)(xvii)	Intentionally left blank		—

	(h)(xviii)	Intentionally left blank		—

	(h)(xix)	Ivy Investment Management Company (previously Waddell & Reed, Inc.)** (2010)		(17)

	(h)(xx)	Intentionally left blank

	(h)(xxi)	Columbia Funds		(7)

		(h)(xxi)(a)	Amendment to Columbia Participation Agreement (2013)	(8)

	(h)(xxii)	Pioneer Funds		(7)

		(h)(xxii)(a)	Amendment No. 1 to Pioneer Participation Agreement (2013)	(9)

	(h)(xxiii)	Putnam Funds Participation Agreement (2012)		(12)

		(h)(xxiii)(a)	Amendment No. 1 to Putnam Funds Participation Agreement (2013)	(12)

		(h)(xxiii)(b)	Amendment No. 2 to Putnam Funds Participation Agreement (2015)	(12)

		(h)(xxiii)(c)	Amendment No. 3 to Putnam Funds Participation Agreement (2016)	(12)

	(h)(xxiv)	Victory Capital Management Inc. (2015)		(13)

(i)	Administrative Contracts

	(i)(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (2007)		(1)

(j)(i)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.:

	(a)	Michael Slipowitz		(15)

	(b)	Michael Ferik		(15)

	(c)	Gordon Dinsmore		(15)

(k)	Legal Opinion.

	(k)(i)	Opinion of Richard T. Potter, Jr., Esq.		(15)

	(k)(ii)	Consent of Richard T. Potter, Jr., Esq.		(17)

(l)	Opinion and Consent of actuarial officers.			(17)

(m)	Calculation.			(17)

(n)	Consent of PricewaterhouseCoopers LLP			(17)

(o)	No financial statements are omitted.			N/A

(p)	Initial Capital Agreements.			N/A

(q)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.			(14)

(1)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 21, 2008
(File No. 333-151073; Accession No. 0001193125-08-120023)
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)
(3)

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)

(4)

Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2010 (File No. 333-151073; Accession No. 0001193125-10-094621)

(5)

Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2011 (File No. 333-151073; Accession No. 0001193125-11-111532)

(6)	Incorporated by reference to Post-Effective No. 4 to the Registration Statement on Form N-6 filed by the Registrant on April 25, 2012 (File No. 333-148736; Accession No. 0001193125-12-181996)
(7)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 2, 2013
(File No. 333-188304; Accession No. 0001193125-13-196448)
(8)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on July 15, 2013 (File No. 333-188304; Accession No. 0001193125-13-290766)
(9)	Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 filed by the Registrant on September 27, 2013 (File No. 333-188304; Accession No. 0001193125-13-382543)
(10)	Incorporated by reference Post-Effective Amendment No. 1 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2014 (File No. 333-188304; Accession No. 0001193125-14-158833)
(11)	Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on

April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)

(12)	Incorporated by reference Post Effective Amendment No. 4 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2016 (File No. 333-188304; Accession No. 0001193125-16-553860)
(13)

Incorporated by reference to Post Effective Amendment No. 5 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2017 (File No. 333-188304; Accession No. 0001193125-17-136515)

(14)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on February 9, 2018 (File No. 333-222952; Accession No. 0001193125-18-037623)
(15)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration statement on Form N-6 filed by the Registrant on May 9, 2018 (File No. 333-222952; Accession No. 0001193125-18-157034)
(16)	Incorporated by reference to Pre-Effective Amendment #2 to the Registration statement on Form N-6 filed by the Registrant on July 30, 2018 (File No. 333-222952; Accession Number 0001193125-18-231161).
(17)	Filed herewith

**	Financial information redacted

Item	28. Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004. List is effective as of April 18, 2019.

DIRECTORS:
Gordon Dinsmore
Michael Ferik
Michael Slipowitz

OFFICE/TITLE	OFFICER
Director and President	Gordon Dinsmore
Executive Vice President & Chief Investment Officer	Thomas G. Sorell
Senior Vice President, Associate Corporate Secretary	Harris Oliner
Senior Vice President, Chief Financial Officer	Roberto C. Ecker
Senior Vice President, Counsel and Assistant Corporate Secretary	Richard T. Potter, Jr.
Director and Senior Vice President, Corporate Chief Actuary	Michael Slipowitz
Senior Vice President, Chief Actuary – Individual Life	Charles Marino
Senior Vice President, Chief Tax Officer	Kim Sellers
Senior Managing Director, Head of Real Estate Investments	Robert T. O’Rourke
Senior Managing Director, Investments; Asset Allocation and Fixed Income Portfolio Management	Douglas Dupont
Senior Managing Director and Investment Chief Risk Officer	Douglas Niemann
Managing Director	John Blaney
Managing Director	Kevin Booth
Managing Director	Robert J. Crimmins, Jr.
Managing Director	Douglas Gaylor
Managing Director	John Paul Gillin
Managing Director & Derivatives Risk Officer	Atanas H. Goranov
Managing Director, Head of Private Equity	Maurice Gordon
Managing Director	Paul Jablansky
Managing Director	Stewart M. Johnson
Managing Director, Private Placements	John Kunkle
Senior Managing Director, Private Placements	Brian E. Keating
Managing Director, Private Placements	Trinh Nguyen
Managing Director, Investment Actuary	Chi M. Kwok
Managing Director, Real Estate Portfolio Manager	Robert LoCascio
Managing Director, Head of Commercial Mortgages Investments	Daniel Maples
Managing Director	David Padulo
Managing Director	Robert A. Reale
Managing Director	John Gargana
Managing Director, ALM, Investments Analytics, Risk and Reporting	Ed Freeman
Vice President and Actuary, Individual Life	Jess Geller
Vice President, Treasurer	Walter R. Skinner
Vice President & Director of Finance	John H. Walter
Vice President, Chief Compliance Officer & Rule 38a-1 Chief Compliance Officer	Jeff Butscher
Vice President, Retirement Product Fund Management	Stuart Carlisle
Vice President, Business Development, Group	Michael Kryza
Vice President, Client Engagement	Kimberly Delaney Geissel
Second Vice President, Controller Individual Life	Thomas L. Cahill
Second Vice President, Retirement Services	Travis Ovitt
Second Vice President, Product Management, Individual Annuity, Retirement Solutions	Nahulan Ethirveerasingam
Managing Director	Demetrios Tsaparas
Senior Director, Private Placements	Amy Carroll
Managing Director, Private Placements	Edward J. Brennan
Senior Director, Private Placements	Timothy Powell
Senior Director, Real Estate Portfolio Manager	Mark A. DePrima
Managing Director, Private Placements	Gwendolyn Foster
Senior Director, Real Estate Senior Director, Private Placements	Gary A. Gorecki Barry J. Scheinholtz
Senior Director, Derivatives Risk Analytics, Investments	Kampoleak Pal
Senior Director, Private Equity Investments	Cheng Wang
Senior Director	Mordechai Shapiro
Senior Director, Investment Operations	James Geocos
Assistant Vice President, Annuity Operations and Customer Service	Christian Mele
Assistant Vice President, Individual Markets Financial Reporting	Shawn P. McGrath
Associate Actuary	Mariana Slepovitch
Corporate Secretary	Sonya L. Crosswell
Director, Variable Product Issue	Brenda L. Ahner
Director, Private Placements	Adam Gossett
Director, GIAC Compliance and Licensing	Tricia Mohr
Director, Policy Forms	John J. Monahan
Director, Fixed Income Trading	Martin Vernon

Item 29.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2019.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
HOLDING COMPANY ORGANIZATIONAL CHART (1)

As of 12/31/2018
(updated 02/26/19)

The Guardian Life Insurance Company of America (5) (New York Mutual Insurer)
Guardian Acquisition I, LLC (Delaware LLC) (100% owned) ✎ 06/15/2017
Guardian Distributors, LLC (Delaware LLC) (100% owned) ✎ 10/14/2011
Berkshire Life Insurance Company of America (7) (Massachusetts Corp.) (100% owned) ✎ 12/22/2000
First Commonwealth, Inc. (4) (Delaware Corp.) (100% owned) ✎ 8/6/1999
Managed Dental Care (California Corp.) (100% owned) ✎ 4/25/1996
Park Avenue Life Insurance Company (Delaware Corp.) (100% owned) ✎ 3/18/1996
The Guardian Insurance & Annuity Company, Inc. (Delaware Corp.) (100% owned) ✎ 6/8/1970
Guardian Investor Services LLC (3) (Delaware LLC) (100% owned) ✎ 12/19/2001
Innovative Underwriters, Inc. (New Jersey Corp.) (100% owned) ✎ 7/26/1999
Managed DentalGuard, Inc. (New Jersey) (100% owned) ✎ 4/5/2001
Managed DentalGuard, Inc. (Texas Corp.) (100% owned) ✎ 1/15/1997
Family Service Life Insurance Company (Texas Corp.) (100% owned) ✎ 6/1/1998
Park Avenue Securities LLC (Delaware LLC) (100% owned) ✎ 9/22/1998
Hanover Square Funding, LLC (Delaware LLC) (100% owned) ✎ 4/16/2014
GIS DSO Holdings, LLC (8) (Delaware LLC) (100% owned) ✎08/02/16
GIS Strategic Ventures, LLC (Delaware LLC) (100% owned) ✎ 6/4/2015
Victory High Yield Fund (6) (Delaware Statutory Trust) (44.30% owned) (2) ✎ 10/9/2006
Victory Strategic Income Fund (6) (Delaware Statutory Trust) (68.51% owned) (2) ✎ 11/23/2009
Sentinel American Life Insurance Company (Texas Corp.) (100% owned) ✎ 6/1/1998
Reed Acquisitions LLC (8) (Delaware LLC) (100% owned) ✎ 12/11/15
Park Avenue Institutional Advisers LLC (Delaware LLC) (100% owned) ✎ 2/5/2015
GIS Canada Holdings Corp. (8) (Delaware Corporation) (100% owned) ✎12/11/15
DTC GLIC, LLC (New York LLC) (100% owned) ✎ 03/19/2018
Park Avenue Credit Opportunities LLC (Delaware LLC) (100% owned) ✎11/23/16
Hanover Square Real Estate Management LLC (7) (Delaware LLC) (100% owned) ✎ 8/20//2015
Hanover Square Real Estate Management 2 LLC (8) (Delaware LLC) (100% owned) ✎ 02/02/2018
GIS Credit Opportunities LLC (8) (Delaware LLC) (100% owned) ✎ 10/01/2015

(1) This chart shows all entities in which The Guardian Life Insurance Company of America's ownership interest as of December 31, 2018 is 10% or greater.
(2) Calculated as of December 31, 2018.
(3) This entity is a successor to Guardian Investor Services Corporation ✎ 1970. See page 7 for a chart of the subsidiaries of this entity.
(4) See page 2 for a chart of the subsidiaries of this entity.
(5) See page 3 for a chart of the subsidiaries of this entity which holds primarily real estate assets.
(6) This entity is a series fund of Victory Portfolios, a registered investment company organized as a Delaware statutory trust.
(7) See page 4 for a chart of the subsidiaries of this entity.
(8) See page 7 for a chart of the subsidiaries of this entity.

✎ The date GLICOA either directly or indirectly acquired control.

Page 2

First Commonwealth, Inc. (Delaware Corp.) (100% owned) ⅋ 8/6/1999
First Commonwealth of Illinois, Inc. (Illinois Corp.) (100% owned) ⅋ 08/06/1999
First Commonwealth Limited Health Services Corporation (Illinois Corp.) (100% owned) ⅋ 08/06/1999
First Commonwealth of Missouri, Inc. (Missouri Corp.) (100% owned) ⅋ 08/06/1999
First Commonwealth Limited Health Service Corporation of Michigan (Michigan Corp.) (100% owned) ⅋ 08/06/1999
First Commonwealth Insurance Company (Illinois Corp.) (100% owned) ⅋ 08/06/1999
Managed DentalGuard, Inc. (Ohio Corp.) (100% owned) ⅋ 08/09/2010
Guardian India Operations Private Limited (India Corp) (99.999% owned) ⅋ 08/01/2014
Premier Group, Inc. (California Corp.) (100% owned) ⅋ 08/01/2014
Premier Access Insurance Company (California Corp.) (100% owned) ⅋ 08/01/2014
Premier Access Administrators (California Corp.) (100% owned) ⅋ 08/01/2014
Blue Hills Dental Plan of Arizona, Inc. (Arizona Corp) (100% owned) ⅋ 08/01/2014
Access Dental Plan of Nevada, Inc. (Nevada Corp.) (100% owned) ⅋08/01/2014
Access Dental Plan (California Corp.) (100% owned) ⅋08/01/2014
Access Dental Plan of Utah, Inc. (Utah Corp) (100% owned) ⅋ 08/01/2014
Avēsis Incorporated (Delaware Corp.) (100% owned) ⅋ 01/29/2016
Avēsis Insurance Incorporated (Arizona Corp.) (100% owned) ⅋ 01/29/2016
Avēsis Third Party Administrators, Inc. (Arizona Corp.) (100% owned) ⅋ 01/29/2016
Avēsis of New York, Inc. (New York Corp.) (100% owned) ⅋ 01/29/2016
Avēsis of Washington, D.C., Inc. (Washington, D.C. Corp.) (100% owned) ⅋ 01/29/2016

⅋ The date GLICOA either directly or indirectly acquired control.

Page 3[(1)]

The Guardian Life Insurance Company of America (New York Mutual Life Insurer) 04/10/1860
Guardian Shores, LLC (Delaware LLC) (100% owned) 07/12/2010
Shores, LLC (Delaware LLC) (50% owned) 06/02/2010
Hanover Goodyear LLC* (Delaware LLC) 100% owned 02/25/2010
Guardian Park Place LLC (Delaware LLC) (100% owned) 07/12/2011
Hanover Acquisition LLC (Delaware LLC) (100% owned) 07/20/2004
Guardian Ledges, LLC (Delaware LLC) 100% owned 11/04/2008
Guardian Quincy, LLC (Delaware LLC) (100% owned) 12/02/2008
Hanover Acquisition 5 LLC (Delaware LLC) (100% owned) 10/16/2012
Guardian Piazza D'Oro (Delaware LLC) 100% owned 09/12/2013
Airside Business Park LP (Pennsylvania LP) 25% GLIC owned 10/28/1998
Guardian Juanita Village, LLC (Delaware LLC) (100% owned) 10/16/2012
Hanover Acquisition 3 LLC (Delaware LLC) (100% owned) 01/20/2012
Hanover Acquisition IV LLC (Delaware LLC) (100% owned) 05/22/2012
Hanover Acquisition II LLC (Delaware LLC) (100% owned) 12/22/2009
Guardian Chelsea Place LLC (Delaware LLC) (100% owned) 07/27/2018
Chelsea Place Apartments LLC (Delaware LLC) (90% owned) 07/25/2018
360 S. Acacia Partnership (New York GP) (53% owned) 11/23/1988
Guardian Lumiere LLC (Delaware LLC) (100% owned) 03/18/2016
Guardian Tryon Village LLC (Delaware LLC) (100% owned) 07/23/2011
B.A. Ventures, LLC (New York LLC) (50% owned) 07/02/1997
G-M Joint Venture (Tennessee GP) (90% owned) 09/27/1989
Guardian/Abbey, LLC (Delaware LLC) (72% owned) 07/23/2007
400 Columbus Avenue LLC (New York LLC) (100% owned) 03/01/1995
Hanover South Barrington LLC (Delaware LLC) (100% owned) 03/24/2017
Seasons Lynnwood, LLC (Delaware LLC) (100% owned) 10/31/2014
Hanover Acquisition VI, LLC (Delaware LLC) (100% owned) 05/14/2003
Guardian Exchange LLC (Delaware LLC) (100% owned) 05/05/2016
Berkshire Life Insurance Company of America (Massachusetts Corp.) (100% owned)
Berkshire Acquisition LLC (Delaware LLC) (100% owned) 09/20/2010
Berkshire Acquisition II, LLC (Delaware LLC) (100% owned)
Hanover Hoffman Estates LLC (Delaware LLC) (100% owned) 01/06/2015
Guardian Mercury, LLC (Delaware LLC) (100% owned) 05/12/2009
The Mercury Homes, LLC (Delaware LLC) (27% owned) 04/01/2009

(1) This chart shows subsidiaries holding primarily real estate assets

The date GLICOA either directly or indirectly acquired control

* Asset sold; entity to be cancelled.

Page 4

- **Hanover Square Real Estate Management LLC** (Delaware LLC) (100% owned) 🏷 8/202015
  - 901 Hawthorne/250 Spring Lake, LLC (Delaware LLC) (60% owned) 🏷07/27/2006
  - Guardian Park Potomac LLC (Delaware LLC) (100% owned) 🏷10/3/2013
    - GFP Residential Holdings, LLC (Delaware LLC) (50% indirectly owned by Guardian through Guardian Park Potomac LLC) 🏷 7/17/2013
  - Hanover Square TAP LLC (1) (Delaware LLC) (100% owned) 🏷 10/28/15
  - Hanover Square LCP LLC (2) (Delaware LLC) (100% owned) 🏷 10/28/15
  - Willowbrook Center Joint Venture (IL GP) (90% GLIC owned) 🏷02/21/1991
  - Guardian Parkside Commons LLC (Delaware LLC) (100% owned) 🏷 2/18/2004
    - Parkside Commons Apartments LLC (Delaware LLC) (90% indirectly owned by Guardian through Guardian Parkside Commons LLC) 🏷 4/12/2007

---

(1) See pages 5, 6, 9, 10 and 11 for charts of the subsidiaries of this entity.

(2) See page 8 for a chart of the subsidiaries of this entity.

🏷 The date GLICOA either directly or indirectly acquired control.

Page 5

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
Guardian Deasil Holdings, LLC
(Delaware LLC)
(100% owned)
🏷12/18/2014
TruAmerica Properties II LLC
(Delaware LLC)
(40% owned)
🏷5/8/2014
Deasil Manager LLC
(Delaware LLC)
(39.61% indirectly owned by Guardian through TruAmerica Properties II LLC)
🏷11/25/2014
Deasil Lender LLC
(Delaware LLC)
(39.61% indirectly owned by Guardian through TruAmerica Properties II LLC)
🏷12/19/2014
Deasil Land Partners LLC
(Delaware LLC)
15.35% indirectly owned by Guardian
(11.39% through Guardian Deasil Holdings LLC and 3.9612% through Deasil Manager LLC)
🏷11/25/2014
Mediterranean Operator LLC *
(Delaware LLC)
(39.61% indirectly owned by Guardian through Deasil Manager LLC)
🏷11/24/2014
Bayridge Fee Owner LLC*
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Canyon Crest Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Canyon Ridge Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Colonnade Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Colony Fee Owner LLC *
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Forest Park Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Harborview Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Hidden Hills Fee Owner LLC*
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Mediterranean Fee Owner LP *
(Delaware LLP)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/26/2014
Mountain Summit Fee Owner LLC*
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Reche Ridge Fee Owner LLC *
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Towne Center Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Tuscan Village Fee Owner LLC *
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014
Waterstone Magnolia Fee Owner LLC
(Delaware LLC)
15.35% indirectly owned by Guardian through Deasil Land Partners LLC
🏷11/20/2014

* Asset sold; entity to be cancelled.

🏷 The date GLICOA either directly or indirectly acquired control.

Page 6

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
Guardian Lowry LLC
(Delaware LLC)
(100% owned)
5/28/2014
TruAmerica Properties II LLC ("TAP II")
(Delaware LLC)
(40% owned)
5/8/2014
Monaco Parkway Manager LLC (Delaware LLC)
37% indirectly owned by Guardian through TAP II
(92 % owned by TAP II)
5/7/2014
Monaco Parkway Land Partners LLC
(Delaware LLC)
(25% owned by Guardian Lowry LLC; 10% owned by Monaco Parkway Manager LLC)
5/7/2014
Monaco Parkway Fee Owner LLC
(Delaware LLC)
25% indirectly owned by Guardian through Guardian Lowry LLC
plus 3.7% indirectly owned by Guardian through TAP II
(100% owned by Monaco Parkway Land Partners LLC)
5/7/2014

The date GLICOA either directly or indirectly acquired control.

Page 7

Guardian Investor Services LLC
(Delaware LLC)
(100% owned)
12/19/2001
GIS Credit Opportunities LLC
(Delaware LLC)
(100% owned)
10/01/2015
GIS Strategic Ventures, LLC
(Delaware LLC)
(100% owned)
06/4/2015
Reed Acquisitions LLC
(Delaware LLC)
(100% owned)
12/11/2015
GIS Canada Holdings Corp.
(Delaware Corporation)
(100% owned)
12/11/2015
Park Avenue Credit Opportunities LLC
(Delaware LLC)
(100% owned)
11/23/2016
Park Avenue Institutional Advisers LLC
(Delaware LLC)
(100% owned)
02/5/2015
Hanover Square Real Estate Management LLC (1)
(Delaware LLC)
(100% owned)
08/20/2015
Park Avenue Institutional Advisers CLO Ltd 2016-1
(exempted company incorporated with limited liability under the laws of the Cayman Islands)
(100% owned)
11/10/2015
Park Avenue Institutional Advisers CLO Ltd 2017-1
(exempted company incorporated with limited liability under the laws of the Cayman Islands)
(100% owned)
10/28/2016
Reed Group, Ltd.
(Colorado Corp.)
(100% owned)
12/31/2012
Reed Group Management LLC
(Connecticut LLC)
(100% owned)
12/31/2015
Reed Group Canada Services ULC
(Canadian Unlimited Liability Company)
(100% owned)
12/16/2015
GIS DSO Holdings, LLC
(Delaware LLC)
(100% owned)
08/02/2016
Reed Group Claim Services LLC
(New York LLC)
(100% owned)
12/31/2015
Hanover Square Real Estate Management 2 LLC
(Delaware LLC)
(100% owned)
02/02/2018
Access Professional Dental Care, LLC
(Delaware LLC)
(100% owned)
7/17/2014
Park Avenue Institutional Advisers CLO Ltd 2018-1
(exempted company incorporated with limited liability under the laws of the Cayman Islands)
(86.75% owned)
01/24/2018
Park Avenue Institutional Advisers CLO Ltd 2019-1
(exempted company incorporated with limited liability under the laws of the Cayman Islands)
(100% owned)
11/07/2018
Park Avenue Institutional Advisers CLO Ltd 2019-2
(exempted company incorporated with limited liability under the laws of the Cayman Islands)
(100% owned)
11/07/2018
Hanover Square TAP 2 LLC
(Delaware LLC)
(100% owned)
02/02/2018
TruAmerica Properties III LLC
(Delaware LLC)
(90% owned)
01/08/2018

(1) See page 4 for a chart of the subsidiaries of this entity.

↳ The date GLICOA either directly or indirectly acquired control.

Page 9

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
Guardian SLC Redwood Holdings II LLC
(Delaware LLC)
(100% owned)
10/8/2015
Guardian SLC Redwood Holdings LLC
(Delaware LLC)
(100% owned)
09/17/2015
TruAmerica Properties LLC
(Delaware LLC)
(80% owned)
4/2/2013
Redwood Land Partners LLC
(Delaware LLC)
(10% owned by Redwood TA Manager LLC)
(90% owned by Guardian SLC Redwood Holdings LLC)
08/26/2015
Redwood TA Manager LLC
(Delaware LLC)
(90% owned)
08/26/2015
SLC Somerset Fee Owner LLC
(Delaware LLC)
(100% owned)
08/26/2015
Redwood Land Partners II LLC
(Delaware LLC)
(10% owned by Redwood TA II Manager LLC)
(90% owned by Guardian SLC Redwood Holdings II LLC)
10/7/2015
Redwood TA II Manager LLC
(Delaware LLC)
(90% owned)
10/7/2015
SLC Southwillow Fee Owner LLC
(Delaware LLC)
(100% owned)
8/26/2015

The date GLICOA either directly or indirectly acquired control.

Page 10

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
TruAmerica Multifamily LLC
(Delaware LLC)
(80% GLIC owned)
04/02/2013
Guardian Mercury-Gemini Holdings LLC
(Delaware LLC)
(100% owned)
08/06/2015
TruAmerica Properties II LLC
(Delaware LLC)
(40% owned)
05/8/2014
Mercury TA Manager LLC, a Delaware LLC
(Delaware LLC)
(39.598% indirectly owned by Guardian through TruAmerica Properties II LLC)
07/10/2015
Mercury Lender LLC
(Delaware LLC)
(39.598% indirectly owned by Guardian through TruAmerica Properties II LLC)
07/10/2015
Mercury Land Partners LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian
(11.39% through Guardian Mercury-Gemini Holdings LLC and 3.9598% through Mercury TA Manager LLC)
07/10/2015
Mercury Village Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Hanover Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Township Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Park Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Commons Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Constellation Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Windsor Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Gemini Alderwood Park Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Ridgetop Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Ridgegate Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Wellington Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Bridge Creek Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Boulder Creek Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Settlers Point Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015

The date GLICOA either directly or indirectly acquired control.

Page 11

Hanover Square TAP LLC (Delaware LLC) 10/28/2015
U.S. REIF Paradise Valley Manager, LLC (Delaware LLC) (72% owned) 05/23/2014
U.S. REIF Paradise Valley Venture, LLC (Delaware LLC) (10.8% owned) 05/23/2014
U.S. REIF Paradise Valley California, LLC (Delaware LLC) (10.8% owned) 05/23/2014
Sierra Ridge Manager LLC (Delaware LLC) (78.63% owned) 08/01/2014
U.S. REIF Sierra Ridge Venture, LLC (Delaware LLC) (11.79% owned) 08/07/2014
Sierra Ridge Operator LLC (Delaware LLC) (78.63% owned) 08/01/2014
U.S. REIF Sierra Ridge CA LP (Delaware limited partnership) (11.79% owned) 08/18/2014
U.S. REIF Westhaven Apartments Manager LLC (Delaware LLC) (78.17% owned) 01/28/2014
U.S. REIF Westhaven Apartments Venture, LLC (Delaware LLC) (11.72% owned) 01/24/2014
U.S. REIF Westhaven Apartments Washington, LLC (Delaware LLC) (11.72% owned) 01/24/2014
Benson Road Manager LLC (Delaware LLC) (77.09% owned) 02/06/2014
Benson Road Land Partners LLC (Delaware LLC) (15.41% owned) 02/06/2014
Benson Road Fee Owner LLC (Delaware LLC) (15.41% owned) 02/06/2014
Oasis Manager LLC (Delaware LLC) (74% owned) 07/15/2016
Oasis Land Partners LLC (Delaware LLC) (11.1% owned) 07/15/2016
Oasis Rainbow Fee Owner LLC (Delaware LLC) (11.1% owned) 07/15/2016
Oasis Vegas Fee Owner LLC (Delaware LLC) (11.1% owned) 07/15/2016
Oasis Jones Fee Owner LLC (Delaware LLC) (11.1% owned) 07/15/2016
AXIS Manager LLC (Delaware LLC) (75.69% owned) 03/01/2016
AXIS Land Partners LLC (Delaware LLC) (11.35% owned) 03/01/2016
AXIS Fee Owner LLC (Delaware LLC) (11.35% owned) 03/01/2016
Mariner Manager LLC (Delaware LLC) (80% owned) 04/04/2016
Mariner Land Partners LLC (Delaware LLC) (12% owned) 04/04/2016
Mariner Bayshore Fee Owner LLC (Delaware LLC) (12% owned) 04/04/2016
Mariner Sherwood Fee Owner LLC (Delaware LLC) (12% owned) 04/04/2016
Mariner Southfield Fee Owner LLC (Delaware LLC) (12% owned) 04/04/2016

The date GLICOA either directly or indirectly acquired control.

Item	30. Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item	31. Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable life insurance policies and variable annuity contracts.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of PAS. The principal business address of each person is 7 Hanover Square, New York, New York 10004. List is effective as of April 16, 2019.

POSITION with PAS	Name
Manager & President	John Palazzetti
Manager	Andrew McMahon
Manager	Michael N. Ferik
Senior Vice President, Principal Executive Officer, Wholesale Division	James Lake
Senior Vice President, Associate Corporate Secretary	Harris Oliner
Vice President, Counsel and Assistant Corporate Secretary	Richard T. Potter, Jr.
Vice President, Financial Officer, Wholesale Division	John Walter
Vice President, Head of Business Administration and Control	Barbara Fuentez
Vice President, Business Development, Group	Michael Kryza
Vice President, Head of Products	Douglas Dubitsky
Second Vice President & Chief Compliance Officer	Joshua Hergan
Second Vice President, Chief Compliance Officer, Wholesale Division	Jeff Butscher
Second Vice President, Individual Markets Controller	Shawn P. McGrath
Second Vice President, Head of Business Management	Jerry Cassero
Second Vice President, National Control Officer	Frank Ingraham
Second Vice President, Wholesale Division	Nahulan Ethirveerasingam
Second Vice President, head of Business Development	Frank Galdieri
Assistant Vice President, Operations	Michael Ryniker
Assistant Vice President, Head of Wealth Management And Annuity Operations	Christian Mele
Director, Agent Contracting & Licensing	Gregory Blazinski
Director, Business Technology Services	Raj Jwaleshan
Corporate Secretary	Sonya L. Crosswell
Manager, Business Development	Jason Eskenazi
Finance Manager	Carrie Corej
Finance Manager	Yossi Rosanel
Assistant Corporate Secretary	Robert D. Grauer
Anti-Money Laundering Officer	Brian Hagan

(c) PAS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item	32. Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item	33. Management Services

None.

Item	34. Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account N, certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 1 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on April 24, 2019.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the dates indicated.

/s/ Michael Slipowitz Michael Slipowitz*	Director and Senior Vice President and Corporate Chief Actuary

/s/ Roberto C. Ecker Roberto C. Ecker (Principal Financial Officer)	Senior Vice President, Chief Financial Officer

/s/ Gordon Dinsmore	Director and President
Gordon Dinsmore* (Principal Executive Officer)

/s/ Michael N. Ferik	Director
Michael N. Ferik*

*By:	/s/ Richard T. Potter, Jr.	Date:	April 24, 2019
Richard T. Potter, Jr., as Agent, pursuant to Power of Attorney

The Guardian Separate Account N

Exhibit Index

Exhibit Number	Description

(h)(ii)	Davis Variable Account Fund participation agreement (as amended through 2008)*

(h)(vi)	MFS Variable Insurance Trust participation agreement (2000) (as amended through 2008)*

(h)(xiii)	American Century participation agreement (1998) (as amended through 2009)*

(h)(xix)	IVY Investment Management Company participation agreement (2010)*

(k)(ii)	Consent of Richard T. Potter, Jr.

(l)	Opinion and Consent of Actuarial Officers

(m)	Calculation

(n)	Consent of PricewaterhouseCoopers LLP

*	Certain identified financial information has been redacted